As filed with the Securities and Exchange Commission on June 29, 2023
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03802
NEUBERGER BERMAN INCOME FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Registrant's telephone number, including area code: (212) 476-8800
Date of fiscal year end: October 31
Date of reporting period: April 30, 2023
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

(a)	Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Income Funds
Investor Class Shares	Class C Shares
Trust Class Shares	Class R3 Shares
Institutional Class Shares	Class R6 Shares
Class A Shares	Class E Shares
Core Bond Fund
Emerging Markets Debt Fund
Floating Rate Income Fund
High Income Bond Fund
Municipal High Income Fund
Municipal Impact Fund
Municipal Intermediate Bond Fund
Short Duration Bond Fund
Strategic Income Fund

Semi-Annual Report
April 30, 2023

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of  Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2023 Neuberger Berman BD LLC, distributor. All rights reserved.

President’s Letter
Dear Shareholder,
I am pleased to present this semi-annual shareholder report for the Neuberger Berman Income Funds covering the six-month period ended April 30, 2023 (the reporting period).
After a difficult period for most of calendar year 2022, the fixed income market performed well during the reporting period. While inflation remained elevated, it moderated somewhat, triggering hopes that the U.S. Federal Reserve Board (Fed) would be less aggressive in terms of tightening monetary policy further. Several periods of risk aversion also supported the fixed income market. This was especially pronounced in March after the collapse of Silicon Valley Bank, the second-largest bank failure in U.S. history. The situation escalated later in the month when Credit Suisse was acquired by UBS Group. Fears of contagion in the banking industry resulted in a flight to quality, driving yields lower.
While there were concerns that Fed rate hikes could drive the economy into a recession, the central bank continued to raise rates in an attempt to rein in persistent inflation. After raising rates seven times in 2022, the Fed again pushed rates higher in January and March 2023. In early May—after the reporting period ended—the central bank hiked rates for a tenth consecutive time, bringing the federal funds rate to a range between 5.00% and 5.25%, the highest level in almost 16 years. However, the Fed hinted that it may pause from raising rates further, with Fed Chair Jerome Powell saying, "We feel like we’re getting closer or maybe even there."
As short- and long-term Treasury yields moved lower, bond prices rose (yields and bond prices generally move in the opposite direction). Meanwhile, credit spreads narrowed, helping them to generate solid returns. All told, the broad investment-grade taxable bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 6.91% during the reporting period. The tax-free market also benefited from falling Treasury yields.
While the U.S. economy has been resilient, supported by a tight labor market, we believe there are several potential headwinds that could cause growth to stall or contract as the year progresses. These include the cumulative effect of the Fed’s aggressive rate hikes, still-elevated inflation, tighter credit conditions in the wake of the turmoil in the banking industry, and the repercussions from the war in Ukraine among other geopolitical risks. That said, we anticipate inflation to trend lower, which would allow the Fed to pause from additional rate hikes. Against this uncertain backdrop, we believe professional portfolio management can be extremely important to help navigate the many factors impacting the market. While periods of elevated volatility may persist, we believe these episodes can lead to attractive investment opportunities for our shareholders.
Thank you for your support and trust. We look forward to continue serving your investment needs in the years to come.
Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman Income Funds

Core Bond Fund Commentary (Unaudited)
Neuberger Berman Core Bond Fund Institutional Class delivered a 7.27% total return for the six-month period ended April 30, 2023 (the reporting period) and outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which returned 6.91% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The overall investment-grade taxable fixed income market, as measured by the Index, generated a positive return during the reporting period. The market experienced periods of heightened volatility, partly driven by uncertainties regarding future U.S. Federal Reserve Board (Fed) actions, moderating but still elevated inflation, and turmoil in the regional banking industry; initially driven by the collapse of Silicon Valley Bank. In terms of the latter, fears of contagion triggered investor risk aversion, boosting demand for the safety of government debt. All told, both short- and long-term yields moved lower during the reporting period and their prices rose (yields and bond prices generally move in the opposite direction). Meanwhile, U.S. credit spreads largely narrowed during the period.
In terms of relative performance, security selection in investment-grade credit was the largest contributor during the period. The Fund’s allocations to mortgage credit, Collateralized Loan Obligations (CLOs) and U.S. Treasury Inflation-Protected Securities (TIPS), along with security selection in agency Mortgage-Backed Securities (MBS) and Asset-Backed Securities (ABS) were beneficial. An overweight exposure to agency MBS, commercial mortgage-backed securities (CMBS) and ABS also added value. Interest rate positioning was the main detractor from relative performance, primarily due to the Fund’s modest duration underweight versus the Index. Elsewhere, security selection in CMBS was a slight detractor.
The Fund’s use of futures contracts detracted from performance during the reporting period.
Among the adjustments made to the portfolio during the reporting period, we increased the Fund’s exposure to nominal U.S. Treasuries, U.S. TIPS, and agency MBS, and we reduced exposure to investment-grade credit and CMBS. The Fund is overweight U.S. TIPS and a diversified mix of securitized sectors—including agency MBS, ABS, CLOs and CMBS—balanced by underweights in investment-grade credit and nominal U.S. Treasuries relative to the Index.
Aggressive monetary pressure recently triggered a bank liquidity crisis which prompted quick regulatory action and shifted market expectations for the future level of the federal funds rate. Meanwhile, inflation remains above the Fed’s 2% target and it may be forced to maintain tight conditions for longer than many anticipate. That said, we do anticipate slowing inflation, with the Fed perhaps taking a pause after its May rate hike. We currently see less tactical value in government bonds than earlier in the year and find more attractive relative valuations across the credit universe. That said, both risks and opportunities are likely to become more idiosyncratic, which means that credit research and security selection will be critical.
Sincerely,
Thanos Bardas, David M. Brown, Nathan Kush and Brad Tank
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX
Class R6	NRCRX

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
Asset-Backed Securities	7.1%
Corporate Bonds	20.0
Foreign Government Securities	0.9
Mortgage-Backed Securities	38.2
U.S. Government Agency Securities	0.6
U.S. Treasury Obligations	31.7
Short-Term Investments	0.7
Other Assets Less Liabilities	0.8 *
Total	100.0%

*	Includes the impact of the Fund’s open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS[1,2]
	Inception Date	Six Month Period Ended 04/30/2023	Average Annual Total Return Ended 04/30/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[3]	02/01/1997	7.06%	-1.00%	1.06%	1.04%	3.95%
Institutional Class[3]	10/01/1995	7.27%	-0.70%	1.45%	1.44%	4.35%
Class A4	12/20/2007	7.08%	-1.11%	1.04%	1.04%	4.11%
Class C4	12/20/2007	6.68%	-1.85%	0.29%	0.28%	3.68%
Class R6[4]	01/18/2019	7.44%	-0.49%	1.56%	1.49%	4.37%
With Sales Charge
Class A4		2.54%	-5.32%	0.17%	0.59%	3.95%
Class C4		5.68%	-2.80%	0.29%	0.28%	3.68%
Index
Bloomberg U.S. Aggregate Bond Index[5,6]		6.91%	-0.43%	1.18%	1.32%	4.36%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
For the period ended April 30, 2023, the 30-day SEC yields were 4.02%, 4.42%, 4.02%, 3.27% and 4.52% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.89%, 4.39%, 4.01%, 3.25% and 4.48% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.93%, 0.43%, 0.80%, 1.58% and 0.34% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.78%, 0.38%, 0.78%, 1.54% and 0.29% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Debt Fund Commentary (Unaudited)
Neuberger Berman Emerging Markets Debt Fund Institutional Class generated a 13.50% total return for the six-month period ended April 30, 2023 (the reporting period), and outperformed its benchmark, a blend consisting of 50% J.P. Morgan Government Bond Index—Emerging Markets (GBI-EM) Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI®)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified (collectively, the Index), which delivered a 13.20% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Global risk sentiment recovered progressively from very weak levels at the start of the reporting period as lower-than-expected inflation in the U.S. and decelerating price growth in the Eurozone supported the theme that inflation had peaked to markets. The signs that China was inching away from its zero-COVID strategy were also supportive, and ultimately, economic activity in China picked up at a faster than expected pace in the first calendar quarter of 2023 once China ended it zero-COVID policy. The positive sentiment was followed by a distinctly negative tone following strong U.S. data releases and higher-than-expected inflation. Turmoil in the banking sector in the U.S. and Europe led to levels of Treasury volatility last seen during the 2008 financial crisis. Financial markets appeared to calm down by the end of March, with equities, credit, sovereign bonds and emerging markets (EM) debt showing gains while oil prices registered a decline.
The Fund outperformed the Index for the reporting period, driven by bottom-up positioning while tactical asset allocation was negative. Bottom-up relative performance was positive across hard currency, corporates and local currency. Asset allocation delivered negative returns in the reporting period largely due to defensive hedges as markets rallied strongly. The underweight in local currency versus hard currency also detracted from performance as local currency outperformed over the reporting period.
Performance from the underlying sub-asset classes was positive. Hard currency was the primary driver as the overweight exposure to frontier and high yielding countries outperformed. In addition, security selection in select investment-grade countries such as Indonesia and Romania was positive. The primary detractor in the hard currency sovereign space was the underweight to high-yielding Nigeria which also rallied. In the corporate space, security selection was the primary driver, particularly in Chinese property names and Indian metals & mining positions. The overweight to Brazilian corporates relative to the Index detracted. Finally, local currency positioning in both rates and foreign currency (FX) was positive overall. The primary driver was from positioning in Egypt where we had an underweight in rates and an overweight in FX through January when we took profits. The overweight rates exposures to Romania and Hungary were also positive. Rates positioning in Brazil was negative while the overweight to the South African rand also detracted from performance.
The Fund’s aggregate use of futures, forward foreign currency, and swap contracts detracted from performance during the reporting period.
Over the reporting period there were a number of changes across the portfolio. We moved the hard currency versus local currency exposure back to neutral over the reporting period and maintained an underweight bias in U.S. Treasury duration in the portfolio. From the bottom-up perspective, in hard currency sovereigns, we favored select high yielding and frontier positions, but did take some profits in January as markets rallied. In the corporate space, we trimmed exposure in Chinese property in late 2022 but added back incrementally as policymakers announced new support measures. We also added to the gaming and transportation sectors in the region as travel restrictions eased. We have also added to commodities, as we believe they are likely to see support from improving global growth, combined with the rising global energy transition. In local currency our key overweight in rates included high yielding countries, while we also added duration in Indonesia, South Korea and the Czech Republic near the end of the reporting period. We maintained some selective underweights in markets where yields are relatively low and where we believe growth is accelerating. We tactically reduced some FX risk whilst maintaining a modest overall overweight, as we took profits in select currencies following their recent strong rebound.

Following the major downturn for EM fixed income in 2022, we believe that prospects for the asset class look more positive in 2023. With substantial monetary tightening behind us and inflation having likely peaked in both the U.S. and in many EM countries, we believe pressures from rising rates should moderate and become a more two-sided risk going forward. In China, the reopening and renewed policy focus on supporting growth should drive, in our view, a strong economic rebound this year, with positive spillovers across global EM. The key risks to our constructive view would be an unfolding of a deep global recession which would push EM spreads materially higher, or an unexpected acceleration of inflation dynamics globally which would require substantially more rate hikes.
Sincerely,
Rob Drijkoningen, Gorky Urquieta, Bart Van der Made, Raoul Luttik,
Jennifer Gorgoll, Vera Kartseva and Nish Popat
Portfolio Co-Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Debt Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NERIX
Class A	NERAX
Class C	NERCX

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 04/30/2023	Average Annual Total Return Ended 04/30/2023
			1 Year	5 Years	Life of Fund
At NAV
Institutional Class	09/27/2013	13.50%	2.25%	-1.00%	0.99%
Class A	09/27/2013	13.31%	1.86%	-1.37%	0.60%
Class C	09/27/2013	12.89%	1.11%	-2.11%	-0.15%
With Sales Charge
Class A		8.50%	-2.51%	-2.23%	0.15%
Class C		11.89%	0.14%	-2.11%	-0.15%
Index
Blended Benchmark*[5,6]		13.20%	3.28%	-0.33%	1.21%
*
Blended Benchmark is composed of 50% J.P. Morgan Government Bond Index—Emerging Markets (GBI-EM) Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified, and is rebalanced monthly.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
For the period ended April 30, 2023, the 30-day SEC yields were 7.20%, 6.82% and 6.06% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 6.93%, 6.39% and 5.77% for Institutional Class, Class A and Class C shares, respectively.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.01%, 1.55% and 2.19% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.79%, 1.16% and 1.91% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund Commentary (Unaudited)
Neuberger Berman Floating Rate Income Fund Institutional Class generated a 5.91% total return for the six-month period ended April 30, 2023 (the reporting period) and underperformed its benchmark, the Morningstar LSTA US Leveraged Loan Index (the Index), which provided a 6.00% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The senior floating rate bank loan market, as measured by the Index, generated a positive return during the reporting period. The market experienced periods of heightened volatility, partly driven by uncertainties regarding future U.S. Federal Reserve Board (Fed) actions, moderating but still elevated inflation and turmoil in U.S. regional and European banking. The mini banking crisis triggered bouts of investor risk aversion. However, government actions quelled concerns over widespread contagion. All told, during the reporting period, bank loan yields moved higher on higher base rates, spreads narrowed, and weighted average bid prices on the U.S. loan market declined. Credit metrics have remained in favorable ranges, with loan issuers broadly well-positioned to navigate the current environment, in our view.
We have the flexibility to allocate up to 20% of the Fund’s net assets to non-floating rate securities, usually fixed-rate senior bonds. However, over the reporting period, the Fund slightly reduced its position in non-floating rate securities as floating rate loans generally offered attractive relative value compared to fixed-rate bonds. The Fund's non-floating rate allocation, excluding short-term investments, ended the reporting period at approximately 6.9% of net assets compared to 7.3% of net assets at the beginning of the reporting period.
From a sector perspective on a relative basis versus the Index, security selection within and an overweight to Health Care Providers & Services and Health Care Technology, along with security selection within and an underweight to Interactive Media & Services, were the worst performers. Conversely, security selection within Diversified Financial Services, Diversified Telecommunications Services and Software were the best performers.
In terms of the Fund's portfolio credit quality on a relative basis versus the Index, an overweight to and security selection within CCC and below and security selection within non-rated issuers were the worst performers. Conversely, security selection within and an overweight to B, security selection within and an underweight to BB, an underweight to and security selection within BBB, and an overweight to non-rated issuers were the best performers.
Looking ahead, we believe floating rate loan valuations and yields over 9% are compensating investors for the relatively benign default outlook. Although slowing demand has helped inflation come down from last year’s peak, it is still higher than the Fed’s target range. We believe that changes in consumer behavior, rising inventories and central banks needing to balance financial and price stability are likely to continue to push inflation in a downward trend. We remain focused on the fundamentals of individual issuers, assessing the base and downside cases in the event of a soft-landing or recession. Relatively healthy consumer and business balance sheets and positive economic growth should, in our view, remain supportive of fundamentals. While macroeconomic data can move the high-yield market day-to-day, we remain focused on industry-specific trends and idiosyncratic risks to individual issuers. Despite the potential for short-term volatility, we believe our bottom-up, fundamental credit research that focuses on security selection, avoiding credit deterioration, and putting only our "best ideas" into the portfolio, will position us well to take advantage of any volatility.
Sincerely,
Joseph P. Lynch and Stephen J. Casey
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The loan ratings noted above represent segments of the Morningstar LSTA US Leveraged Loan Index, which are determined based on the ratings issued by S&P Global.

Floating Rate Income Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments*)
Less than One Year	0.4%
One to less than Five Years	48.7
Five to less than Ten Years	50.3
Ten Years or Greater	0.4
N/A**	0.2
Total	100.0%

*	Does not include Short-Term Investments or the impact of the Fund’s open positions in derivatives, if any.
**	Common Stock

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 04/30/2023	Average Annual Total Return Ended 04/30/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[7]	12/30/2009	5.91%	3.08%	3.45%	3.25%	4.06%
Class A	12/29/2009	5.83%	2.69%	3.09%	2.88%	3.68%
Class C7	12/30/2009	5.33%	1.91%	2.30%	2.10%	2.91%
With Sales Charge
Class A		1.35%	-1.71%	2.20%	2.44%	3.35%
Class C7		4.33%	0.95%	2.30%	2.10%	2.91%
Index
Morningstar LSTA US Leveraged Loan Index[5,6]		6.00%	3.39%	3.76%	3.81%	4.66%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
For the period ended April 30, 2023, the 30-day SEC yields were 8.93%, 8.54% and 7.78% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 8.84%, 8.43% and 7.69% for Institutional Class, Class A and Class C shares, respectively.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.72%, 1.11% and 1.85% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement). The expense ratios were 0.61%, 0.98% and 1.73% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and restatement. The expense ratios for the semi-annual period ended April 30, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund Commentary (Unaudited)
Neuberger Berman High Income Bond Fund Investor Class generated a 4.14% total return for the six-month period ended April 30, 2023 (the reporting period), underperforming its benchmark, the ICE BofA U.S. High Yield Constrained Index (the Index), which provided a 5.88% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The high yield market, as measured by the Index, generated solid results during the reporting period. The market experienced periods of heightened volatility, partly driven by uncertainties regarding future U.S. Federal Reserve Board (Fed) actions, moderating but still elevated inflation and turmoil in U.S. regional and European banking. The mini banking crisis triggered bouts of investor risk aversion. However, government actions quelled concerns over widespread contagion. All told, during the reporting period, yields moved lower as high yield bond prices rose and high-yield credit spreads tightened. Credit metrics have remained in favorable ranges, with high-yield issuers broadly well-positioned to navigate the current environment, in our view.
During the reporting period, from a sector perspective on a relative basis versus the Index, security selection within Telecommunications, security selection within and an underweight to Health Care, and an overweight to and security selection within Media-Cable were the worst performers. Conversely, an underweight to and security selection within Media-Broadcast, security selection within and an overweight to Real Estate & Homebuilders, and security selection within and an overweight to Diversified Financial Services were the best performers
In terms of the Fund's portfolio credit quality on a relative basis versus the Index, security selection within and an overweight to CCC and below, security selection within and an underweight to BB, an overweight to not rated, and security selection within BBB and above rated issuers were the worst performers during the reporting period. Conversely, security selection within and an overweight to B, security selection within not rated, and an overweight to BBB and above rated issuers were the best performers.
The Fund’s use of swap contracts contributed positively to performance during the reporting period.
As it became increasingly clear that recession risk was rising, during the reporting period we selectively increased the Fund’s exposure to BB, B and BBB rated issuers, while reducing exposure to CCC and below rated issuers. Although credit spreads tightened modestly over the period, we looked to decrease the Fund’s exposure to higher beta1 (risk) issuers.
Looking ahead, we believe U.S. high-yield valuations are compensating investors for the relatively benign default outlook. Although slowing demand has helped inflation come down from last year’s peak, it is still higher than the Fed’s target range. We believe that changes in consumer behavior, rising inventories and central banks needing to balance financial and price stability are likely to continue to push inflation in a downward trend. We remain focused on the fundamentals of individual issuers, assessing the base and downside cases in the event of a soft economic landing or recession. Relatively healthy consumer and business balance sheets and positive economic growth should, in our view, remain supportive of fundamentals. While the macroeconomic data can move the high-yield market day-to-day, we remain focused on industry-specific trends and idiosyncratic risks to individual issuers. Despite the potential for short-term volatility, we believe our bottom-up, fundamental credit research that focuses on security selection, avoiding credit deterioration, and putting only our "best ideas" into the portfolio, will position us well to take advantage of any volatility.
Sincerely,
Joe Lind and Christopher Kocinski
Portfolio Co-Managers
1 Beta is a measure of the systematic risk of a portfolio. It is the covariance of the portfolio and a market index divided by the variance of the market index. Beta measures the historical sensitivity of a portfolio's returns to movements in the market index. The beta of the market index will always be one. A portfolio with a beta above the market index (i.e. ˃1) means that the portfolio has greater volatility than the market index. If the beta of the portfolio is 1.2, a market increase in return of 1% implies a 1.2% increase in the portfolio's return. If the beta of the portfolio is 0.8, a market decrease in return of 1% implies a 0.8% decrease in the portfolio's return.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The performance of certain rated bonds within the benchmark, as noted above, represent issues that are rated Ba1/BB+ through Ba3/BB-, B1/B+ through B3/B- and Caa1/CCC+ or lower, based on an average of Moody’s, S&P and Fitch, as calculated by ICE BofA. Issues rated Baa3/BBB- and higher are not in the Index.

High Income Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX
Class R6	NRHIX
Class E	NHIEX

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments*)
Less than One Year	0.0%
One to less than Five Years	41.6
Five to less than Ten Years	51.9
Ten Years or Greater	6.5
Total	100.0%

*	Does not include Short-Term Investments or the impact of the Fund’s open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS[8,9]
	Inception Date	Six Month Period Ended 04/30/2023	Average Annual Total Return Ended 04/30/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[10]	02/01/1992	4.14%	-0.83%	2.40%	2.88%	6.57%
Institutional Class[11]	05/27/2009	4.22%	-0.66%	2.57%	3.02%	6.65%
Class A11	05/27/2009	4.02%	-1.05%	2.13%	2.60%	6.45%
Class C11	05/27/2009	3.63%	-1.78%	1.44%	1.88%	6.12%
Class R3[11]	05/27/2009	3.89%	-1.30%	1.91%	2.37%	6.35%
Class R6[11]	03/15/2013	4.27%	-0.55%	2.69%	3.13%	6.66%
Class E11	01/11/2022	4.69%	-0.03%	2.62%	2.98%	6.61%
With Sales Charge
Class A11		-0.36%	-5.27%	1.24%	2.16%	6.31%
Class C11		2.63%	-2.71%	1.44%	1.88%	6.12%
Index
ICE BofA U.S. High Yield Constrained Index[5,6]		5.88%	1.03%	3.10%	3.93%	N/A
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
For the period ended April 30, 2023, the 30-day SEC yields were 7.87%, 8.03%, 7.65%, 6.86%, 7.35%, 8.13%, and 8.66% for Investor Class, Institutional Class, Class A, Class C, Class R3, Class R6 and Class E shares, respectively. Absent repayments, the 30-day SEC yield would have been 7.36% for Class R3 shares.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.88%, 0.71%, 1.13%, 1.86%, 1.37%, 0.61% and 0.58% for Investor Class, Institutional Class, Class A, Class C, Class R3, Class R6 and Class E shares, respectively. The total annual operating expense ratio for Class A includes the class’s repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratio for fiscal year 2022 is 0.10% for Class E after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal High Income Fund Commentary (Unaudited)
Neuberger Berman Municipal High Income Fund Institutional Class generated a 7.14% total return for the six-month period ended April 30, 2023 (the reporting period) and underperformed its benchmark, a blend consisting of 65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index (collectively, the Index), which provided an 8.18% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The U.S. investment-grade municipal bond market generated a positive return and outperformed the U.S. investment-grade taxable bond market during the reporting period. All told, the Bloomberg Municipal Bond Index returned 7.65% for the reporting period, whereas the U.S. investment-grade taxable bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 6.91%. The overall U.S. fixed income market experienced periods of heightened volatility, partly driven by uncertainties regarding future U.S. Federal Reserve Board (Fed) actions, moderating but still elevated inflation, and turmoil in the regional banking industry; initially driven by the collapse of Silicon Valley Bank. In terms of the latter, fears of contagion triggered investor risk aversion, boosting demand for the safety of government debt. All told, both short- and long-term yields moved lower during the reporting period and their prices rose (yields and bond prices generally move in the opposite direction).
In terms of the Fund’s relative performance, security selection of some of our below investment-grade bonds detracted from returns. While the special tax bonds we selected outperformed those in the Index, a significant underweight to the sector was a headwind for results, as the sector outperformed the Index. An out-of-Index allocation to Puerto Rico Electric Authority bonds also negatively impacted returns. On the upside, having a longer duration than the Index contributed to performance as interest rates declined. An overweight exposure to bonds rated BBB versus the Index was beneficial, as these higher yielding securities outperformed. Finally, an overweight to securities issued by the state of Illinois was rewarded.
In terms of portfolio changes, we reduced the Fund’s duration during the reporting period. Elsewhere, we slightly reduced the overall credit quality of portfolio.
Looking ahead, we are entering the busy season of state budget proposals and negotiations, with increased projections for slower economic growth in the near term. We believe that state finances are generally in a favorable position due to revenue growth achieved during the pandemic. Impressive for state finances, this growth occurred amid all of the economic uncertainty during the pandemic. Contributing to the improved fiscal position of many states are tax receipts during the pandemic that exceeded expectations and federal aid via $195 billion from the American Rescue Plan. In our view, while some states face unique tax regimes and specific economic issues, strong finances built up in recent years may help in the near term. Our stable outlook for states is based on strong finances generated in recent years that may not only help in the near term, but also provide an additional financial tool during state budget negotiations.
Sincerely,
James L. Iselin, S. Blake Miller and Eric J. Pelio
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The bond ratings noted above represent segments of the Bloomberg Municipal Bond Index and Bloomberg Municipal High Yield Index, which are determined based on the average ratings issued by S&P Global, Moody’s and Fitch.

Municipal High Income Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NMHIX
Class A	NMHAX
Class C	NMHCX

PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Net Assets)
Alabama	1.8%
American Samoa	1.0
Arizona	4.0
Arkansas	1.3
California	8.0
Colorado	4.2
Florida	5.7
Georgia	3.0
Guam	1.2
Hawaii	0.3
Illinois	11.9
Indiana	0.5
Kansas	0.3
Kentucky	2.4
Louisiana	0.8
Maine	1.0
Maryland	1.5
Michigan	3.4
Minnesota	0.9
Mississippi	0.4
Montana	1.0
Nevada	0.6
New Hampshire	1.2
New Mexico	0.7
New York	7.3
Ohio	9.0
Oregon	0.7
Pennsylvania	1.2
Puerto Rico	3.9
South Carolina	1.7
Texas	10.7
Utah	2.3
Vermont	0.9
Virginia	0.8
Wisconsin	2.1
Other	1.7
Other Assets Less Liabilities	0.6 *
Total	100.0%

*	Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS[12]
	Inception Date	Six Month Period Ended 04/30/2023	Average Annual Total Return Ended 04/30/2023
			1 Year	5 Years	Life of Fund
At NAV
Institutional Class	06/22/2015	7.14%	-1.51%	1.31%	2.35%
Class A	06/22/2015	6.83%	-1.88%	0.92%	1.96%
Class C	06/22/2015	6.54%	-2.61%	0.20%	1.22%
With Sales Charge
Class A		2.26%	-6.07%	0.04%	1.40%
Class C		5.54%	-3.56%	0.20%	1.22%
Index
Blended Benchmark*[5,6]		8.18%	1.73%	2.45%	2.80%
*
Blended benchmark is composed of 65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index and is rebalanced monthly.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
For the period ended April 30, 2023, the 30-day SEC yields were 4.02%, 3.65% and 2.89% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 6.79%, 6.17% and 4.88% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).13 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.55% and 3.20% for Institutional Class and Class A, respectively. Absent repayments, the 30-day SEC yield would have been 3.08% for Class C shares.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.84%, 1.47% and 3.79% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.53%, 0.91% and 1.65% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Impact Fund Commentary (Unaudited)
Neuberger Berman Municipal Impact Fund Institutional Class generated a 5.45% total return for the six-month period ended April 30, 2023 (the reporting period) and underperformed its benchmark, the Bloomberg Municipal Bond Index (the Index), which provided a 7.65% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The U.S. investment-grade municipal bond market generated a positive return and outperformed the U.S. investment-grade taxable bond market during the reporting period. All told, the Index returned 7.65% for the reporting period, whereas the U.S. investment-grade taxable bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 6.91%. The overall U.S. fixed income market experienced periods of heightened volatility, partly driven by uncertainties regarding future U.S. Federal Reserve Board (Fed) actions, moderating but still elevated inflation, and turmoil in the regional banking industry; initially driven by the collapse of Silicon Valley Bank. In terms of the latter, fears of contagion triggered investor risk aversion, boosting demand for the safety of government debt. All told, both short- and long-term yields moved lower during the reporting period and their prices rose (yields and bond prices generally move in the opposite direction).
Looking at the Fund’s performance, having a shorter duration than the Index detracted from relative results as interest rates declined. Overall, security selection was a headwind for results, including our positions in the transportation sector. From a sector positioning perspective, underweights to hospitals and transportation versus the Index were not rewarded. On the upside, an overweight exposure and security selection to bonds rated in the highest part of the BBB category contributed to returns, as these securities outperformed.
There were no significant changes to the Fund’s portfolio during the reporting period. As always, the Fund maintained its exposure to what we believed were projects that were impactful for their communities. We also continued to focus on sustainable issuers with what we view as having best-in-class operations, with managements that make sound financial decisions.
Looking ahead, we are entering the busy season of state budget proposals and negotiations, with increased projections for slower economic growth in the near term. We believe that state finances are generally in a favorable position due to revenue growth achieved during the pandemic. Impressive for state finances, this growth occurred amid all of the economic uncertainty during the pandemic. Contributing to the improved fiscal position of many states are tax receipts during the pandemic that exceeded expectations and federal aid via $195 billion from the American Rescue Plan. In our view, while some states face unique tax regimes and specific economic issues, strong finances built up in recent years may help in the near term. Our stable outlook for states is based on strong finances generated in recent years that may not only help in the near term, but also provide an additional financial tool during state budget negotiations.
Sincerely,
James L. Iselin, S. Blake Miller and Jeffrey Hunn
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The bond ratings noted above represent segments of the Bloomberg Municipal Bond Index, which are determined based on the average ratings issued by S&P Global, Moody’s and Fitch.

Municipal Impact Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NMIIX
Class A	NIMAX
Class C	NIMCX

PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Net Assets)
Alabama	1.1%
Arkansas	1.2
California	1.8
Colorado	2.0
Florida	1.7
Georgia	1.4
Illinois	6.7
Indiana	4.5
Iowa	1.6
Kentucky	8.0
Louisiana	3.4
Maine	0.3
Massachusetts	0.7
Michigan	13.2
Minnesota	1.9
Missouri	5.1
New Hampshire	1.6
New Jersey	3.0
New York	10.4
North Carolina	1.1
North Dakota	0.6
Ohio	2.8
Oklahoma	2.1
Pennsylvania	3.5
Puerto Rico	0.6
South Carolina	2.5
Tennessee	1.8
Texas	6.2
Virginia	1.7
Washington	2.1
West Virginia	4.2
Other Assets Less Liabilities	1.2 *
Total	100.0%

*	Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS[12,14]
	Inception Date	Six Month Period Ended 04/30/2023	Average Annual Total Return Ended 04/30/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	03/11/2013[15]	5.45%	1.87%	1.45%	1.51%	1.59%
Class A16	06/19/2018	5.33%	1.49%	1.09%	1.34%	1.41%
Class C16	06/19/2018	4.93%	0.73%	0.35%	0.97%	1.05%
With Sales Charge
Class A16		0.84%	-2.83%	0.22%	0.90%	0.98%
Class C16		3.93%	-0.27%	0.35%	0.97%	1.05%
Index
Bloomberg Municipal Bond Index[5,6]		7.65%	2.87%	2.06%	2.25%	2.34%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
For the period ended April 30, 2023, the 30-day SEC yields were 2.44%, 2.06% and 1.31% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 4.12%, 3.48% and 2.21% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).13 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.97%, 1.92% and 1.44% for Institutional Class, Class A and Class C shares, respectively.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.81%, 3.06%, and 6.71% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.43%, 0.80% and 1.55% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund Commentary (Unaudited)
Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a 6.03% total return for the six-month period ended April 30, 2023 (the reporting period) and outperformed its benchmark, the Bloomberg 7-Year General Obligation (G.O.) Index (the Index), which provided a 5.90% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The U.S. investment-grade municipal bond market generated a positive return and outperformed the U.S. investment-grade taxable bond market during the reporting period. All told, the Bloomberg Municipal Bond Index returned 7.65% for the reporting period, whereas the U.S. investment-grade taxable bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 6.91%. The overall U.S. fixed income market experienced periods of heightened volatility, partly driven by uncertainties regarding future U.S. Federal Reserve Board (Fed) actions, moderating but still elevated inflation, and turmoil in the regional banking industry; initially driven by the collapse of Silicon Valley Bank. In terms of the latter, fears of contagion triggered investor risk aversion, boosting demand for the safety of government debt. All told, both short- and long-term yields moved lower during the reporting period and their prices rose (yields and bond prices generally move in the opposite direction).
In terms of the Fund’s performance, having a longer duration than the Index contributed to returns as interest rates declined. An overweight to bonds rated BBB versus the Index was beneficial, as these securities outperformed. An out-of-Index allocation to certain revenue bonds contributed to returns, including our positions in the housing, transportation, and hospital sectors. Finally, an overweight to securities issued by the state of Illinois and an out-of-Index allocation to the tobacco sector were rewarded. On the downside, security selection of bonds rated AAA and AA detracted from performance.
In terms of portfolio changes, the Fund’s exposure to securities rated AA and AAA increased, whereas its allocation to securities rated BBB reduced. Duration was managed in a fairly tight band during the reporting period.
Looking ahead, we are entering the busy season of state budget proposals and negotiations, with increased projections for slower economic growth in the near term. We believe that state finances are generally in a favorable position due to revenue growth achieved during the pandemic. Impressive for state finances, this growth occurred amid all of the economic uncertainty during the pandemic. Contributing to the improved fiscal position of many states are tax receipts during the pandemic that exceeded expectations and federal aid via $195 billion from the American Rescue Plan. In our view, while some states face unique tax regimes and specific economic issues, strong finances built up in recent years may help in the near term. Our stable outlook for states is based on strong finances generated in recent years that may not only help in the near term, but also provide an additional financial tool during state budget negotiations.
Sincerely,
James L. Iselin and S. Blake Miller
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The bond ratings noted above represent segments of the Bloomberg 7-Year General Obligation (G.O.) Index, which are determined based on the average ratings issued by S&P Global, Moody’s and Fitch.

Municipal Intermediate Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Net Assets)
Alabama	3.8%
Arizona	0.8
Arkansas	0.6
California	3.0
Colorado	0.9
Connecticut	1.2
Delaware	0.6
District of Columbia	0.6
Florida	4.1
Georgia	3.1
Illinois	14.0
Indiana	2.3
Iowa	1.4
Kansas	0.7
Kentucky	0.8
Louisiana	0.4
Maryland	0.8
Massachusetts	0.6
Michigan	1.7
Minnesota	0.2
Mississippi	1.3
Missouri	0.3
Nebraska	2.3
Nevada	0.3
New Jersey	3.5
New York	16.2
North Carolina	4.1
Ohio	1.7
Oklahoma	0.9
Pennsylvania	8.0
Puerto Rico	1.2
South Carolina	1.9
Tennessee	2.0
Texas	3.2
Utah	4.2
Virginia	0.5
Washington	3.6
West Virginia	0.4
Wisconsin	1.6
Other Assets Less Liabilities	1.2 *
Total	100.0%

*	Includes the impact of the Fund’s open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS[12]
	Inception Date	Six Month Period Ended 04/30/2023	Average Annual Total Return Ended 04/30/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	6.03%	1.75%	1.30%	1.45%	4.15%
Institutional Class[17]	06/21/2010	6.11%	1.90%	1.45%	1.60%	4.21%
Class A17	06/21/2010	5.82%	1.53%	1.06%	1.20%	4.06%
Class C17	06/21/2010	5.43%	0.77%	0.31%	0.46%	3.79%
With Sales Charge
Class A17		1.34%	-2.83%	0.19%	0.77%	3.94%
Class C17		4.43%	-0.23%	0.31%	0.46%	3.79%
Index
Bloomberg 7-Year G.O. Index[5,6]		5.90%	3.89%	2.30%	1.98%	4.96%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
For the period ended April 30, 2023, the 30-day SEC yields were 2.67%, 2.82%, 2.45% and 1.70% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 4.51%, 4.76%, 4.14% and 2.87% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).13 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.47%, 2.64%, 2.29% and 1.64% for Investor Class, Institutional Class, Class A and Class C shares, respectively.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.67%, 0.46%, 0.96% and 1.79% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.45%, 0.30%, 0.67% and 1.42% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration Bond Fund Commentary (Unaudited)
Neuberger Berman Short Duration Bond Fund Investor Class generated a 4.04% total return for the six-month period ended April 30, 2023 (the reporting period) and outperformed its benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Bond Index (the Index), which provided a 2.89% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The overall investment-grade taxable fixed income market generated a positive return, with the Bloomberg U.S. Aggregate Bond Index gaining 6.91% during the reporting period. The market experienced periods of heightened volatility, partly driven by uncertainties regarding future U.S. Federal Reserve Board (Fed) actions, moderating but still elevated inflation, and turmoil in the regional banking industry; initially driven by the collapse of Silicon Valley Bank. In terms of the latter, fears of contagion triggered investor risk aversion, boosting demand for the safety of government debt. All told, both short- and long-term yields moved lower during the reporting period and their prices rose (yields and bond prices generally move in the opposite direction). Meanwhile, U.S. credit spreads largely narrowed during the reporting period.
The largest contributors to the Fund’s performance during the reporting period were its exposure to corporate bonds and allocation to the communications sector. In terms of the former, an underweight to regional banks versus the Index was beneficial as the Fund avoided those institutions that experienced severe stress late in the reporting period. Within the communications sector, positions in AT&T, Warner Brothers and Discovery Communications were examples of strong performers as their spreads narrowed. Elsewhere, an allocation to structured products, including credit risk transfers and collateralized loan obligations contributed to results. There were no meaningful detractors from the Fund’s relative performance during the report period.
The Fund’s aggregate use of futures and swap contracts detracted from performance during the reporting period.
We made several adjustments to the Fund's sector positioning over the reporting period. In particular, we increased its allocations to U.S. Treasury Inflation-Protected Securities, investment-grade credit, and agency mortgage-backed securities. In contrast, we reduced the Fund’s allocations to cash, U.S. Treasury securities and commercial mortgage-backed securities.
Aggressive monetary pressure recently triggered a bank liquidity crisis which prompted quick regulatory action and market expectations for the future level of the federal funds rate. For now, the crisis seems to have eased, although we believe the banking situation bears close scrutiny as we move forward. Meanwhile, inflation remains above the Fed’s 2% target, and it may be forced to maintain tight conditions for longer than many anticipate. That said, we do anticipate slowing inflation, with the Fed perhaps taking a pause after its May rate hike. In our view, declining inflation and central banks’ move to a "hold" should have some positive tailwinds for markets. We currently see less tactical value in government bonds than earlier in the year and find more attractive relative valuations across the credit universe. That said, both risks and opportunities are likely to become more idiosyncratic, which means that credit research and security selection will be critical.
Sincerely,
Michael Foster, Matthew McGinnis, Ashok Bhatia and David M. Brown
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
Asset-Backed Securities	15.5%
Corporate Bonds	47.7
Loan Assignments	1.5
Mortgage-Backed Securities	25.9
U.S. Treasury Obligations	4.5
Short-Term Investments	5.6
Liabilities Less Other Assets	(0.7)*
Total	100.0%

*	Includes the impact of the Fund’s open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS[18]
	Inception Date	Six Month Period Ended 04/30/2023	Average Annual Total Return Ended 04/30/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	4.04%	1.24%	1.43%	0.89%	3.67%
Trust Class[19]	08/30/1993	4.08%	1.15%	1.34%	0.80%	3.59%
Institutional Class[19]	06/21/2010	4.30%	1.58%	1.66%	1.11%	3.74%
Class A19	06/21/2010	3.89%	1.07%	1.23%	0.72%	3.60%
Class C19	06/21/2010	3.66%	0.32%	0.51%	-0.02%	3.34%
With Sales Charge
Class A19		1.30%	-1.48%	0.72%	0.46%	3.53%
Class C19		2.66%	-0.65%	0.51%	-0.02%	3.34%
Index
Bloomberg 1-3 Year U.S. Government/Credit Bond Index[5,6]		2.89%	1.15%	1.35%	1.03%	4.31%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
For the period ended April 30, 2023, the 30-day SEC yields were 5.30%, 5.20%, 5.50%, 5.13% and 4.38% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 5.06%, 4.90%, 5.29%, 4.91% and 4.16% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.83%, 0.98%, 0.60%, 0.99% and 1.74% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any).The expense ratios were 0.55%, 0.65%, 0.35%, 0.72% and 1.47% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund Commentary (Unaudited)
Neuberger Berman Strategic Income Fund Institutional Class delivered an 8.09% total return for the six-month period ended April 30, 2023 (the reporting period), outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which provided a 6.91% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The overall investment-grade taxable fixed income market, as measured by the Index, generated a positive return during the reporting period. The market experienced periods of heightened volatility, partly driven by uncertainties regarding future U.S. Federal Reserve Board (Fed) actions, moderating but still elevated inflation, and turmoil in the regional banking industry; initially driven by the collapse of Silicon Valley Bank. In terms of the latter, fears of contagion triggered investor risk aversion, boosting demand for the safety of government debt. All told, both short- and long-term yields moved lower during the reporting period and their prices rose (yields and bond prices generally move in the opposite direction). Meanwhile, U.S. credit spreads largely narrowed during the period.
Over the period, the Fund’s exposure to securitized credit, yield curve positioning, and out-of-Index allocations to high-yield and emerging markets debt were the largest contributors to relative performance. Security selection in investment-grade credit and exposures to municipal bonds and U.S. Treasury Inflation-Protected Securities (TIPS) were secondary contributors. The Fund’s duration underweight versus the Index was the largest detractor from relative performance. Elsewhere, an allocation to financial hybrids, and an underweight exposure to agency Mortgage-Backed Securities (MBS) detracted to a lesser degree.
The Fund’s aggregate use of futures, swaps, forward foreign currency, bond forward and option contracts detracted from performance during the reporting period.
Among the adjustments made to the portfolio during the reporting period, we made some relative value positioning adjustments. We increased exposure to agency MBS and U.S. TIPS, and we added marginally to credit risk transfers. We reduced exposures to U.S. high-yield, investment grade credit, nominal U.S. Treasuries and collateralized loan obligations. Elsewhere, we reduced the Fund’s duration by approximately three-quarters of a year given the decline in interest rates. Looking ahead, we favor a focus on credit with a quality bias to defend against economic weakness and will continue to dynamically manage the Fund’s rate positioning.
Aggressive monetary pressure recently triggered a bank liquidity crisis which prompted quick regulatory action and shifted market expectations for the future level of the federal funds rate. Meanwhile, inflation remains above the Fed’s 2% target and it may be forced to maintain tight conditions for longer than many anticipate. That said, we do anticipate slowing inflation, with the Fed perhaps taking a pause after its May rate hike. We currently see less tactical value in government bonds than earlier in the year and find more attractive relative valuations across the credit universe. That said, both risks and opportunities are likely to become more idiosyncratic, which means that credit research and security selection will be critical.
Sincerely,
Thanos Bardas, Ashok Bhatia, David M. Brown and Brad Tank
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Strategic Income Fund (Unaudited)

TICKER SYMBOLS
Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX
Class R6	NRSIX

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
Asset-Backed Securities	7.8%
Closed-End Funds	0.0
Common Stocks	0.0
Convertible Bonds	0.0
Corporate Bonds	44.1
Foreign Government Securities	4.9
Loan Assignments	0.0
Mortgage-Backed Securities	53.7
Municipal Notes	1.2
Options Purchased	0.0
U.S. Government Agency Securities	0.1
U.S. Treasury Obligations	8.3
Short-Term Investments	3.5
Liabilities Less Other Assets	(23.6)*
Total	100.0%

*	Includes the impact of the Fund’s open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS[20]
	Inception Date	Six Month Period Ended 04/30/2023	Average Annual Total Return Ended 04/30/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class[21]	04/02/2007	7.79%	0.46%	2.14%	2.18%	5.22%
Institutional Class	07/11/2003	8.09%	0.92%	2.51%	2.55%	5.52%
Class A21	12/20/2007	7.76%	0.42%	2.09%	2.13%	5.19%
Class C21	12/20/2007	7.39%	-0.29%	1.37%	1.42%	4.61%
Class R6[21]	03/15/2013	8.14%	1.01%	2.61%	2.63%	5.56%
With Sales Charge
Class A21		3.18%	-3.84%	1.21%	1.70%	4.96%
Class C21		6.39%	-1.24%	1.37%	1.42%	4.61%
Index
Bloomberg U.S. Aggregate Bond Index[5,6]		6.91%	-0.43%	1.18%	1.32%	3.13%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
For the period ended April 30, 2023, the 30-day SEC yields were 6.09%, 6.44%, 6.07%, 5.33% and 6.54% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 6.06%, 6.44%, 6.07% and 5.32% for Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent repayments, the 30-day SEC yield would have been 6.55% for Class R6 shares.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.00%, 0.61%, 1.00%, 1.73% and 0.51% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.95%, 0.60%, 1.00%, 1.70% and 0.50% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for Class A includes the class’s repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratios for the semi-annual period ended April 30, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes (Unaudited)

1
The Fund had a different goal, to maximize total return through a combination of income and capital appreciation, and investment strategy, which did not include investments in derivatives and non-U.S. dollar denominated securities, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

2
The performance information for periods prior to June 13, 2005, is that of the Fund’s predecessor, Ariel
Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund’s manager had not waived certain of its fees during these periods.

3
The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period
October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the Investor Class’ inception date), and that of Ariel Fund Investor Class for the period February 1,
1997 through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4
The performance information for Class A, Class C and Class R6 prior to the classes’ inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

5
Please see "Glossary of Indices" on page 25 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("NBIA") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

6	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.
7
The performance information for Institutional Class and Class C prior to the classes’ inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of
Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees).
Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

8
The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund’s predecessor, Lipper High Income Bond Fund ("Lipper Fund"), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund’s predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended
("Code"), to which Lipper Fund’s predecessor partnership was not subject. Had Lipper Fund’s predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the
Code, its investment performance may have been adversely affected. Returns would have been lower if
Lipper Fund’s manager had not waived certain of its fees during these periods.

Endnotes (Unaudited)  (cont’d)
9	The Fund’s policies limited its ability to invest in bonds rated below "B" prior to July 6, 2006. Its performance prior to that date might have been different if current policies had been in effect.
10
The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1,
1996 through September 6, 2002, and that of Lipper Fund’s predecessor partnership for the period
February 1, 1992 (inception date) through March 31, 1996 (please see Endnote 8).

11
The performance information for Institutional Class, Class A, Class C, Class R3, Class R6 and Class E prior to the classes’ respective inception dates is that of the Investor Class of Neuberger Berman High Income Bond
Fund (please see Endnote 10). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class, Class R6 and Class E.

12	A portion of the Fund’s income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.
13
Tax-equivalent effective yield is the taxable effective yield that a shareholder would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently
37% plus the 3.8% Medicare contribution tax, assuming that all of the Fund’s income is exempt from federal income taxes.

14
The Fund had a different goal and different principal investment strategies, which included a policy to invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes and invest in only investment grade securities, prior to June 16, 2018. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

15	This date reflects when NBIA first became the investment manager to the Fund.
16
The performance information for Class A and Class C prior to the classes’ inception date is that of the
Institutional Class of Neuberger Berman Municipal Impact Fund (formerly, Neuberger Berman New York
Municipal Income Fund). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional
Class has lower expenses and typically higher returns than Class A and Class C.

17
The performance information for Institutional Class, Class A and Class C prior to the classes’ inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to
Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than
Institutional Class.

18
The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Endnotes (Unaudited)  (cont’d)
19
The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes’
respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The
performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

20
The Fund had a different goal, to maximize income without undue risk to principal, and investment strategy, which included managing assets by an asset allocation committee, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

21
The performance information for Trust Class, Class A, Class C and Class R6 prior to the classes’ respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The
performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Institutional Class has
higher expenses and typically lower returns than Class R6.

For more complete information on any of the Neuberger Berman Income Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices (Unaudited)

Bloomberg 7-Year General Obligation (G.O.) Index:
The index is the 7-year (6-8 years to maturity) component of the Bloomberg G.O.
Index. The Bloomberg G.O. Index measures the investment grade, U.S.
dollar-denominated, long-term, tax-exempt state and local general obligation bond market. Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg U.S. Aggregate Bond Index:
The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency). Effective August 24,
2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg Municipal Bond Index:
The index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least
$75 million. The bonds must be fixed rate, have a dated date after December 31,
1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg Municipal High Yield Index:
The index measures the performance of the high yield municipal bond market. To be included in the index, bonds must be rated non-investment-grade (Ba1/BB+ or lower)
by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be non-investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. Effective August 24, 2021 all
Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index:
The blended index is composed of 65% Bloomberg Municipal Bond Index and 35%
Bloomberg Municipal High Yield Index (both described above) and is rebalanced monthly. Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg 1-3 Year U.S. Government/Credit Bond Index:
The index is the 1-3 year component of the Bloomberg U.S. Government/Credit Index.
The Bloomberg U.S. Government/Credit Index is the non-securitized component of the Bloomberg U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt guaranteed by the U.S. government) and investment grade corporate securities.
Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Glossary of Indices (Unaudited)  (cont’d)
ICE BofA U.S. High Yield Constrained Index:
The index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and
Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%. Transaction costs are incorporated into the calculation of total return for ICE fixed income indices beginning in July 2022.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified:
The index tracks the performance of U.S. dollar-denominated corporate emerging market bonds, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger corporate debt stocks by including only specified portions of those countries’ eligible current face amounts of debt outstanding. Effective March 31, 2022, Russia and
Belarus were excluded from the J.P. Morgan fixed income indices. The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified:
The index tracks the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities (Brady bonds, loans and
Eurobonds), including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index captures a broad, comprehensive universe of emerging market issues. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger debt stocks by including only specified portions of those countries’ eligible current face amounts of debt outstanding. Effective March 31,
2022, Russia and Belarus were excluded from the J.P. Morgan fixed income indices.
The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified:
The index tracks the performance of local currency denominated bonds issued by emerging market governments, including emerging market countries from Asia,
Europe, Latin America and the Middle East/Africa. The Global version of the index includes only countries that are accessible by most of the international investor base, while countries with explicit capital controls are excluded. The Diversified version of the index is market capitalization-weighted, with a maximum weight to a country capped at 10%. Effective March 31, 2022, Russia and Belarus were excluded from the
J.P. Morgan fixed income indices. The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

50% J.P. Morgan GBI—Emerging Markets Global Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan CEMBI—Diversified:
The blended index is composed of 50% J.P. Morgan GBI—Emerging Markets Global
Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan
CEMBI—Diversified (all described above) and is rebalanced monthly. Effective
March 31, 2022, Russia and Belarus were excluded from the J.P. Morgan fixed income indices. The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

Morningstar LSTA US Leveraged Loan Index:
The index is a market-value weighted index designed to measure the performance of the US leveraged loan market. The starting universe consists of senior secured, USD denominated syndicated term leveraged loans with a minimum initial term of one year, a minimum initial spread of base rate (LIBOR/SOFR) plus 125 basis points, and a minimum initial issue size of $50 million. The index is rebalanced on a weekly basis every Friday. The index was renamed from S&P/LSTA Leveraged Loan Index to
Morningstar LSTA US Leveraged Loan Index effective 8/29/2022.

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2023 and held for the entire period. The table illustrates each Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
"Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)
Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/22	Ending Account Value 4/30/23	Expenses Paid During the Period(1) 11/1/22 – 4/30/23	Expense Ratio	Beginning Account Value 11/1/22	Ending Account Value 4/30/23	Expenses Paid During the Period(2) 11/1/22 – 4/30/23	Expense Ratio
Core Bond Fund
Investor Class	$1,000.00	$1,070.60	$4.00	0.78%	$1,000.00	$1,020.93	$3.91	0.78%
Institutional Class	$1,000.00	$1,072.70	$1.95	0.38%	$1,000.00	$1,022.91	$1.91	0.38%
Class A	$1,000.00	$1,070.80	$4.00	0.78%	$1,000.00	$1,020.93	$3.91	0.78%
Class C	$1,000.00	$1,066.80	$7.84	1.53%	$1,000.00	$1,017.21	$7.65	1.53%
Class R6	$1,000.00	$1,074.40	$1.44	0.28%	$1,000.00	$1,023.41	$1.40	0.28%
Emerging Markets Debt Fund
Institutional Class	$1,000.00	$1,135.00	$4.18	0.79%	$1,000.00	$1,020.88	$3.96	0.79%
Class A	$1,000.00	$1,133.10	$6.14	1.16%	$1,000.00	$1,019.04	$5.81	1.16%
Class C	$1,000.00	$1,128.90	$10.08	1.91%	$1,000.00	$1,015.32	$9.54	1.91%
Floating Rate Income Fund
Institutional Class	$1,000.00	$1,059.10	$3.11	0.61%	$1,000.00	$1,021.77	$3.06	0.61%
Class A	$1,000.00	$1,058.30	$5.00	0.98%	$1,000.00	$1,019.93	$4.91	0.98%
Class C	$1,000.00	$1,053.30	$8.81	1.73%	$1,000.00	$1,016.22	$8.65	1.73%
High Income Bond Fund
Investor Class	$1,000.00	$1,041.40	$4.45	0.88%	$1,000.00	$1,020.43	$4.41	0.88%
Institutional Class	$1,000.00	$1,042.20	$3.65	0.72%	$1,000.00	$1,021.22	$3.61	0.72%
Class A	$1,000.00	$1,040.20	$5.62	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,036.30	$9.39	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class R3	$1,000.00	$1,038.90	$6.93	1.37%	$1,000.00	$1,018.00	$6.85	1.37%
Class R6	$1,000.00	$1,042.70	$3.14	0.62%	$1,000.00	$1,021.72	$3.11	0.62%
Class E	$1,000.00	$1,046.90	$0.46	0.09%	$1,000.00	$1,024.35	$0.45	0.09%
Municipal High Income Fund
Institutional Class	$1,000.00	$1,071.40	$2.62	0.51%	$1,000.00	$1,022.27	$2.56	0.51%
Class A	$1,000.00	$1,068.30	$4.51	0.88%	$1,000.00	$1,020.43	$4.41	0.88%
Class C	$1,000.00	$1,065.40	$8.35	1.63%	$1,000.00	$1,016.71	$8.15	1.63%
Municipal Impact Fund
Institutional Class	$1,000.00	$1,054.50	$2.19	0.43%	$1,000.00	$1,022.66	$2.16	0.43%
Class A	$1,000.00	$1,053.30	$4.07	0.80%	$1,000.00	$1,020.83	$4.01	0.80%
Class C	$1,000.00	$1,049.30	$7.88	1.55%	$1,000.00	$1,017.11	$7.75	1.55%
Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$1,060.30	$2.30	0.45%	$1,000.00	$1,022.56	$2.26	0.45%
Institutional Class	$1,000.00	$1,061.10	$1.53	0.30%	$1,000.00	$1,023.31	$1.51	0.30%
Class A	$1,000.00	$1,058.20	$3.42	0.67%	$1,000.00	$1,021.47	$3.36	0.67%
Class C	$1,000.00	$1,054.30	$7.23	1.42%	$1,000.00	$1,017.75	$7.10	1.42%
Short Duration Bond Fund
Investor Class	$1,000.00	$1,040.40	$2.73	0.54%	$1,000.00	$1,022.12	$2.71	0.54%
Trust Class	$1,000.00	$1,040.80	$3.24	0.64%	$1,000.00	$1,021.62	$3.21	0.64%
Institutional Class	$1,000.00	$1,043.00	$1.72	0.34%	$1,000.00	$1,023.11	$1.71	0.34%
Class A	$1,000.00	$1,038.90	$3.64	0.72%	$1,000.00	$1,021.22	$3.61	0.72%
Class C	$1,000.00	$1,036.60	$7.37	1.46%	$1,000.00	$1,017.55	$7.30	1.46%
Strategic Income Fund
Trust Class	$1,000.00	$1,077.90	$4.84	0.94%	$1,000.00	$1,020.13	$4.71	0.94%
Institutional Class	$1,000.00	$1,080.90	$3.04	0.59%	$1,000.00	$1,021.87	$2.96	0.59%
Class A	$1,000.00	$1,077.60	$5.05	0.98%	$1,000.00	$1,019.93	$4.91	0.98%
Class C	$1,000.00	$1,073.90	$8.69	1.69%	$1,000.00	$1,016.41	$8.45	1.69%
Class R6	$1,000.00	$1,081.40	$2.53	0.49%	$1,000.00	$1,022.36	$2.46	0.49%

(1)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

Expense Example (Unaudited)  (cont’d)
Neuberger Berman Income Funds
(2)
Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

Legend April 30, 2023 (Unaudited)
Neuberger Berman Income Funds
Benchmarks:
BUBOR	= Budapest Interbank Offered Rate
CDOR	= Canadian Dollar Offered Rate
CETIP	= Overnight Brazil Interbank Deposit Rate
CLICP	= Sinacofi Chile Interbank Rate Average
CPTFEMU	= Eurostat Eurozone Harmonised Indices of Consumer Prices Ex Tobacco Unrevised Series NSA
EURIBOR	= Euro Interbank Offered Rate
FRCPXTOB	= France Consumer Price Index Ex Tobacco
IBRCOL	= Colombia Overnight Interbank Reference Rate
JIBAR	= Johannesburg Interbank Average Rate
LIBOR	= London Interbank Offered Rate
PRIBOR	= Prague Interbank Offered Rate
SOFR	= Secured Overnight Financing Rate
STIBOR	= Stockholm Interbank Offer Rate
TAIBOR	= Taipei Interbank Offered Rate
TELBOR	= Tel Aviv Interbank Offer Rate
THOR	= Thai Overnight Repurchase Rate
TIIE	= Mexican Interbank Equilibrium Interest Rate
WIBOR	= Poland Warsaw Interbank Offered Rate
Clearinghouses:
CME	= CME Group, Inc.
ICE CC	= ICE Clear Credit LLC
LCH	= LCH Clearnet Limited
Counterparties:
BCB	= Barclays Bank PLC
BNP	= BNP Paribas SA
CITI	= Citibank, N.A.
DB	= Deutsche Bank AG
GSI	= Goldman Sachs International
HSBC	= HSBC Bank plc
JPM	= JPMorgan Chase Bank N.A.
MS	= Morgan Stanley Capital Services LLC
SCB	= Standard Chartered Bank
SSB	= State Street Bank and Trust Company
Index Periods/Payment Frequencies:
1D	= 1 Day
28D	= 28 Days
3M	= 3 Months
6M	= 6 Months
1Y	= 1 Year
T	= Termination
Non-Deliverable Forward Contracts:
BRL	= Brazilian Real
CLP	= Chilean Peso
CNY(a)	= Chinese Yuan Renminbi

Legend April 30, 2023 (Unaudited)  (cont’d)
Non-Deliverable Forward Contracts (cont’d):
COP	= Colombian Peso
IDR	= Indonesian Rupiah
INR	= Indian Rupee
KRW	= South Korean Won
MYR	= Malaysian Ringgit
PEN	= Peruvian Nuevo Sol
PHP	= Philippine Peso
TWD	= Taiwan Dollar
Other Abbreviations:
CJSC	= Closed Joint Stock Company
JSC	= Joint Stock Company
Management or NBIA	= Neuberger Berman Investment Advisers LLC
PJSC	= Public Joint Stock Company

Currency Abbreviations:
BRL	= Brazilian Real
CAD	= Canadian Dollar
CLP	= Chilean Peso
CNH(a)	= Chinese Yuan Renminbi
CNY(a)	= Chinese Yuan Renminbi
COP	= Colombian Peso
CZK	= Czech Koruna
DKK	= Denmark Krone
DOP	= Dominican Peso
EUR	= Euro
GBP	= Pound Sterling
GHS	= Ghanaian Cedi
HUF	= Hungarian Forint
IDR	= Indonesian Rupiah
ILS	= Israel Shekel
INR	= Indian Rupee
KRW	= South Korean Won
MXN	= Mexican Peso
MYR	= Malaysia Ringgit
NOK	= Norway Krone
PEN	= Peruvian Nuevo Sol
PHP	= Philippine Peso
PLN	= Polish Zloty
RON	= Romanian New Leu
RSD	= Serbia Dinar
SEK	= Sweden Krona
THB	= Thai Baht
TRY	= Turkish Lira
TWD	= Taiwan Dollar
UGX	= Ugandan Shilling
USD	= United States Dollar
UYU	= Uruguayan Peso
ZAR	= South African Rand

Legend April 30, 2023 (Unaudited)  (cont’d)
Currency Abbreviations (cont’d):
ZMW	= Zambian Kwacha
(a)
There is one official currency held in China, the Chinese Yuan Renminbi. CNY is traded onshore, in mainland China and CNH is traded offshore, mainly in the Hong Kong market, each at a different exchange rate.

Schedule of Investments Core Bond Fund^ (Unaudited)
April 30, 2023

Principal Amount		Value
U.S. Treasury Obligations 31.7%
$1,135,000	U.S. Treasury Bills, 4.70%, due 5/18/2023	$1,132,670 (a)
	U.S. Treasury Bonds
3,465,000	5.00%, due 5/15/2037	4,058,923
2,770,000	4.50%, due 5/15/2038 - 8/15/2039	3,089,459
3,170,000	3.50%, due 2/15/2039	3,149,940
2,015,000	1.75%, due 8/15/2041	1,465,676
3,795,000	3.75%, due 8/15/2041	3,803,153
455,000	3.25%, due 5/15/2042	421,319
6,700,000	3.88%, due 2/15/2043	6,771,188
7,600,000	3.13%, due 8/15/2044 - 5/15/2048	6,806,717
2,365,000	3.00%, due 5/15/2047	2,061,430
275,000	2.75%, due 8/15/2047	228,959
5,255,000	3.38%, due 11/15/2048	4,921,020
865,000	1.25%, due 5/15/2050	504,234
4,430,000	4.00%, due 11/15/2052	4,703,414
12,680,000	3.63%, due 2/15/2053	12,573,013
3,675,609	U.S. Treasury Inflation-Indexed Bonds, 1.00%, due 2/15/2049	3,227,213 (b)
	U.S. Treasury Inflation-Indexed Notes
16,555,771	1.63%, due 10/15/2027	16,821,892 (b)
3,216,086	1.13%, due 1/15/2033	3,184,804 (b)
	U.S. Treasury Notes
8,815,000	2.75%, due 11/15/2023 - 5/31/2029	8,595,559
4,460,000	3.00%, due 6/30/2024	4,376,549
2,800,000	1.50%, due 2/15/2025 - 11/30/2028	2,581,545
2,910,000	4.63%, due 2/28/2025	2,934,099
2,830,000	0.63%, due 7/31/2026	2,566,677
5,250,000	0.88%, due 9/30/2026	4,785,088
25,085,000	4.13%, due 9/30/2027 - 11/15/2032	25,777,019
23,590,000	3.50%, due 1/31/2028 - 2/15/2033	23,642,712
6,675,000	3.25%, due 6/30/2029	6,573,571
16,005,000	3.88%, due 9/30/2029	16,334,478
18,725,000	4.00%, due 10/31/2029 - 2/28/2030	19,262,865
1,960,000	3.63%, due 3/31/2030	1,978,069
Total U.S. Treasury Obligations (Cost $200,217,710)		198,333,255
U.S. Government Agency Securities 0.6%
1,160,000	Federal Home Loan Bank, 5.50%, due 7/15/2036	1,341,882
455,000	Federal National Mortgage Association, 5.63%, due 7/15/2037	536,878
1,985,000	Federal National Mortgage Association Principal Strips, 0.00%, due 7/15/2037	1,082,857 (c)
700,000	Tennessee Valley Authority, 5.25%, due 9/15/2039	754,350
Total U.S. Government Agency Securities (Cost $4,122,821)		3,715,967

Mortgage-Backed Securities 38.2%
Collateralized Mortgage Obligations 4.7%
	Angel Oak Mortgage Trust
136,132	Series 2019-6, Class A1, 2.62%, due 11/25/2059	131,048 (d)(e)
953,301	Series 2021-3, Class A1, 1.07%, due 5/25/2066	791,212 (d)(e)
381,032	Ellington Financial Mortgage Trust, Series 2022-1, Class A1, 2.21%, due 1/25/2067	325,311 (d)(e)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Collateralized Mortgage Obligations – cont'd
Federal Home Loan Mortgage Corp. REMICS
$1,447,769	Series 4018, Class HS, (6.45% - 1 mo. USD LIBOR), 1.50%, due 3/15/2042	$196,546 (f)(g)
750,754	Series 4120, Class SV, (6.15% - 1 mo. USD LIBOR), 1.20%, due 10/15/2042	90,735 (f)(g)
928,626	Series 4159, Class KS, (6.15% - 1 mo. USD LIBOR), 1.20%, due 1/15/2043	122,524 (f)(g)
594,741	Series 4385, Class IA, 4.50%, due 9/15/2044	109,075 (g)
1,270,804	Series 4572, Class SA, (6.05% - 1 mo. USD LIBOR), 1.10%, due 4/15/2046	149,219 (f)(g)
1,122,495	Series 4623, Class MS, (6.00% - 1 mo. USD LIBOR), 1.05%, due 10/15/2046	123,677 (f)(g)
4,285,187	Series 5013, Class ID, 3.00%, due 9/25/2050	616,266 (g)
Federal Home Loan Mortgage Corp. STACR REMIC Trust
768,148	Series 2021-DNA7, Class M1, (30 day USD SOFR Average + 0.85%), 5.67%, due 11/25/2041	758,375 (d)(f)
1,478,000	Series 2022-DNA2, Class M1B, (30 day USD SOFR Average + 2.40%), 7.22%, due 2/25/2042	1,455,848 (d)(f)
448,000	Series 2022-HQA1, Class M1B, (30 day USD SOFR Average + 3.50%), 8.32%, due 3/25/2042	455,554 (d)(f)
1,325,000	Series 2022-DNA3, Class M1B, (30 day USD SOFR Average + 2.90%), 7.72%, due 4/25/2042	1,321,687 (d)(f)
1,145,000	Series 2022-DNA4, Class M1B, (30 day USD SOFR Average + 3.35%), 8.17%, due 5/25/2042	1,162,175 (d)(f)
Federal Home Loan Mortgage Corp. STACR Trust
542,991	Series 2017-DNA1, Class M2, (1 mo. USD LIBOR + 3.25%), 8.27%, due 7/25/2029	557,221 (f)
684,629	Series 2017-HQA3, Class M2, (1 mo. USD LIBOR + 2.35%), 7.37%, due 4/25/2030	691,475 (f)
604,012	Series 2018-HQA1, Class M2, (1 mo. USD LIBOR + 2.30%), 7.32%, due 9/25/2030	608,395 (f)
38,720	Series 2019-CS03, Class M1, (1 mo. USD LIBOR + 0.00%), 5.02%, due 10/25/2032	38,630 (d)(f)
662,672	Federal Home Loan Mortgage Corp. Strips, Series 312, Class S1, (5.95% - 1 mo. USD LIBOR), 1.00%, due 9/15/2043	77,440 (f)(g)
Federal National Mortgage Association Connecticut Avenue Securities
702,000	Series 2021-R01, Class 1M2, (30 day USD SOFR Average + 1.55%), 6.37%, due 10/25/2041	686,205 (d)(f)
1,575,000	Series 2022-R01, Class 1M2, (30 day USD SOFR Average + 1.90%), 6.72%, due 12/25/2041	1,525,339 (d)(f)
1,540,000	Series 2022-R03, Class 1M2, (30 day USD SOFR Average + 3.50%), 8.32%, due 3/25/2042	1,567,920 (d)(f)
846,342	Series 2022-R07, Class 1M1, (30 day USD SOFR Average + 2.95%), 7.77%, due 6/25/2042	860,599 (d)(f)
612,000	Series 2022-R07, Class 1M2, (30 day USD SOFR Average + 4.65%), 9.47%, due 6/25/2042	648,822 (d)(f)
1,141,667	Series 2023-R01, Class 1M1, (30 day USD SOFR Average + 2.40%), 7.22%, due 12/25/2042	1,145,948 (d)(f)
1,086,808	Series 2023-R02, Class 1M1, (30 day USD SOFR Average + 2.30%), 7.12%, due 1/25/2043	1,091,646 (d)(f)
1,829,259	Federal National Mortgage Association Interest Strip, Series 418, Class C24, 4.00%, due 8/25/2043	337,748 (g)
Federal National Mortgage Association REMICS
1,710,023	Series 2012-15, Class S, (5.95% - 1 mo. USD LIBOR), 0.93%, due 3/25/2042	206,922 (f)(g)
1,499,569	Series 2012-70, Class HS, (6.00% - 1 mo. USD LIBOR), 0.98%, due 7/25/2042	193,635 (f)(g)
831,738	Series 2017-100, Class S, (6.15% - 1 mo. USD LIBOR), 1.13%, due 12/25/2042	99,015 (f)(g)
732,900	Series 2012-140, Class PI, 3.50%, due 12/25/2042	116,855 (g)
1,620,936	Series 2013-6, Class SB, (6.10% - 1 mo. USD LIBOR), 1.08%, due 2/25/2043	213,270 (f)(g)
1,332,389	Series 2013-18, Class PS, (6.10% - 1 mo. USD LIBOR), 1.08%, due 3/25/2043	160,404 (f)(g)
1,387,995	Series 2015-32, Class SA, (6.20% - 1 mo. USD LIBOR), 1.18%, due 5/25/2045	182,161 (f)(g)
883,463	Series 2016-32, Class LI, 3.50%, due 6/25/2046	158,327 (g)
393,293	Series 2016-40, Class SA, (5.85% - 1 mo. USD LIBOR), 0.83%, due 7/25/2046	44,623 (f)(g)
1,357,824	Series 2016-95, Class US, (6.00% - 1 mo. USD LIBOR), 0.98%, due 12/25/2046	174,375 (f)(g)
1,828,970	Series 2018-7, Class CI, 4.00%, due 2/25/2048	345,518 (g)
1,019,380	Series 2020-52, Class GI, 4.50%, due 8/25/2050	208,904 (g)
GCAT Trust
316,409	Series 2019-NQM3, Class A1, 2.69%, due 11/25/2059	295,538 (d)(e)
1,277,880	Series 2021-NQM5, Class A1, 1.26%, due 7/25/2066	1,014,517 (d)(e)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Collateralized Mortgage Obligations – cont'd
Government National Mortgage Association REMICS
$1,640,940	Series 2013-5, Class BI, 3.50%, due 1/20/2043	$281,265 (g)
1,880,812	Series 2013-23, Class IT, 3.50%, due 2/20/2043	282,632 (g)
747,360	Series 2018-124, Class DS, (6.10% - 1 mo. USD LIBOR), 1.15%, due 12/16/2043	86,657 (f)(g)
845,167	Series 2016-77, Class TS, (6.15% - 1 mo. USD LIBOR), 1.20%, due 12/20/2044	79,325 (f)(g)
1,841,007	Series 2019-22, Class SA, (5.60% - 1 mo. USD LIBOR), 0.65%, due 2/20/2045	190,510 (f)(g)
1,252,101	Series 2018-7, Class SA, (6.20% - 1 mo. USD LIBOR), 1.25%, due 1/20/2048	144,214 (f)(g)
3,736,083	Series 2020-173, Class MI, 2.50%, due 11/20/2050	471,599 (g)
3,573,983	Series 2021-26, Class AI, 2.00%, due 2/20/2051	387,029 (g)
3,131,043	Series 2021-116, Class IA, 2.50%, due 6/20/2051	432,701 (g)
157,759	New Residential Mortgage Loan Trust, Series 2019-NQM5, Class A1, 2.71%, due 11/25/2059	146,084 (d)(e)
844,491	Starwood Mortgage Residential Trust, Series 2021-3, Class A1, 1.13%, due 6/25/2056	693,995 (d)(e)
Towd Point Mortgage Trust
438,000	Series 2017-2, Class A2, 3.25%, due 4/25/2057	423,215 (d)(e)
2,807,146	Series 2022-4, Class A1, 3.75%, due 9/25/2062	2,640,247 (d)
Verus Securitization Trust
119,508	Series 2019-4, Class A1, 2.64%, due 11/25/2059	115,097 (d)(h)
1,078,790	Series 2021-3, Class A1, 1.05%, due 6/25/2066	906,857 (d)(e)
1,604,617	Series 2021-6, Class A1, 1.63%, due 10/25/2066	1,339,958 (d)(e)
29,682,089
Commercial Mortgage-Backed 4.1%
BANK
273,000	Series 2022-BNK39, Class A4, 2.93%, due 2/15/2055	234,925
841,500	Series 2023-BNK45, Class B, 6.15%, due 2/15/2056	802,437 (e)
1,834,000	BB-UBS Trust, Series 2012-SHOW, Class A, 3.43%, due 11/5/2036	1,718,493 (d)
Benchmark Mortgage Trust
381,000	Series 2020-B21, Class A5, 1.98%, due 12/17/2053	307,763
11,133,741	Series 2021-B26, Class XA, 1.00%, due 6/15/2054	544,085 (e)(g)
404,000	Series 2021-B31, Class D, 2.25%, due 12/15/2054	198,743 (d)
441,234	Series 2021-B31, Class A5, 2.67%, due 12/15/2054	371,396
601,000	Series 2021-B31, Class C, 3.20%, due 12/15/2054	412,986 (e)
BX Commercial Mortgage Trust
1,600,000	Series 2021-VOLT, Class D, (1 mo. USD LIBOR + 1.65%), 6.60%, due 9/15/2036	1,513,877 (d)(f)
600,000	Series 2020-VIV2, Class C, 3.66%, due 3/9/2044	499,273 (d)(e)
858,000	BX Trust, Series 2019-OC11, Class A, 3.20%, due 12/9/2041	748,574 (d)
409,000	BXP Trust, Series 2017-GM, Class A, 3.38%, due 6/13/2039	364,995 (d)
1,416,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class B, (1 mo. USD LIBOR + 1.25%), 6.20%, due 12/15/2037	1,386,220 (d)(f)
Citigroup Commercial Mortgage Trust
330,000	Series 2013-GC17, Class B, 5.10%, due 11/10/2046	322,212 (e)
745,000	Series 2014-GC23, Class B, 4.18%, due 7/10/2047	712,694 (e)
3,974,451	Series 2014-GC25, Class XA, 1.09%, due 10/10/2047	38,094 (e)(g)
1,946,346	Series 2015-GC27, Class XA, 1.45%, due 2/10/2048	32,318 (e)(g)
882,180	Series 2022-GC48, Class A5, 4.74%, due 5/15/2054	863,900 (e)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Commercial Mortgage-Backed – cont'd
	COMM Mortgage Trust
$1,060,000	Series 2012-CR4, Class AM, 3.25%, due 10/15/2045	$970,469
500,000	Series 2014-CR15, Class B, 4.76%, due 2/10/2047	484,794 (e)
4,845,967	Series 2014-CR16, Class XA, 1.10%, due 4/10/2047	30,028 (e)(g)
2,594,134	Series 2014-LC15, Class XA, 1.21%, due 4/10/2047	13,550 (e)(g)
900,000	Series 2014-LC15, Class AM, 4.20%, due 4/10/2047	877,707
4,782,582	Series 2014-CR17, Class XA, 1.11%, due 5/10/2047	28,675 (e)(g)
2,916,369	Series 2014-UBS3, Class XA, 1.21%, due 6/10/2047	19,423 (e)(g)
12,710,688	Series 2014-CR18, Class XA, 1.08%, due 7/15/2047	93,920 (e)(g)
3,509,315	Series 2014-UBS6, Class XA, 0.98%, due 12/10/2047	33,772 (e)(g)
485,000	Series 2014-CR21, Class AM, 3.99%, due 12/10/2047	464,569
	CSAIL Commercial Mortgage Trust
19,860,344	Series 2016-C5, Class XA, 1.05%, due 11/15/2048	365,528 (e)(g)
841,000	Series 2015-C1, Class B, 4.04%, due 4/15/2050	745,229 (e)
1,280,000	Series 2017-CX9, Class A5, 3.45%, due 9/15/2050	1,193,545
	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
23,316,258	Series KW03, Class X1, 0.97%, due 6/25/2027	544,362 (e)(g)
63,186,000	Series K088, Class XAM, 0.57%, due 1/25/2029	1,456,008 (e)(g)
22,867,782	Series K090, Class X1, 0.86%, due 2/25/2029	806,236 (e)(g)
10,000,000	Series K098, Class XAM, 1.52%, due 8/25/2029	742,989 (e)(g)
1,236,000	FIVE Mortgage Trust, Series 2023-V1, Class B, 6.62%, due 2/10/2056	1,264,487 (e)
	GS Mortgage Securities Trust
7,697,921	Series 2014-GC18, Class XA, 1.19%, due 1/10/2047	28,613 (e)(g)
1,200,000	Series 2019-GSA1, Class A4, 3.05%, due 11/10/2052	1,060,385
108,000	Series 2020-GC47, Class A5, 2.38%, due 5/12/2053	91,081
736,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class B, 3.38%, due 1/5/2039	596,715 (d)
765,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class AS, 4.02%, due 12/15/2048	724,845
633,000	Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13%, due 9/10/2039	547,613 (d)
2,917,036	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, Class XA, 1.07%, due 6/15/2047	11,539 (e)(g)
400,000	Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, (1 mo. USD Term SOFR + 2.19%), 7.08%, due 5/15/2037	385,960 (d)(f)
670,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class C, 4.84%, due 12/15/2048	610,728 (e)
	WF-RBS Commercial Mortgage Trust
5,047,786	Series 2014-C25, Class XA, 0.93%, due 11/15/2047	46,339 (e)(g)
11,330,192	Series 2014-C22, Class XA, 0.93%, due 9/15/2057	81,659 (e)(g)
560,000	Series 2014-C22, Class AS, 4.07%, due 9/15/2057	530,203 (e)
		25,923,956
Federal Home Loan Mortgage Corp. 9.6%
	Pass-Through Certificates
3,459,265	2.00%, due 12/1/2050 - 4/1/2052	2,887,401
15,253,820	2.50%, due 7/1/2050 - 4/1/2052	13,228,946
7,805,797	3.00%, due 8/1/2046 - 9/1/2052	7,091,216
6,442,680	3.50%, due 7/1/2042 - 9/1/2052	6,065,124
11,515,867	4.00%, due 3/1/2045 - 1/1/2053	11,064,336 (i)
2,452,735	4.50%, due 6/1/2039 - 10/1/2052	2,412,589
7,819,514	5.00%, due 5/1/2023 - 2/1/2053	7,779,931
6,461,238	5.50%, due 9/1/2052 - 4/1/2053	6,527,900
2,779,364	6.00%, due 12/1/2052 - 3/1/2053	2,834,964
		59,892,407
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Federal National Mortgage Association 14.4%
	Pass-Through Certificates
$13,044,979	2.00%, due 1/1/2051 - 3/1/2052	$10,881,170
28,016,546	2.50%, due 8/1/2050 - 4/1/2052	24,302,021
14,549,006	3.00%, due 10/1/2041 - 8/1/2052	13,208,723
11,016,243	3.50%, due 12/1/2041 - 7/1/2052	10,379,588 (i)
7,287,722	4.00%, due 10/1/2045 - 1/1/2053	7,022,513
7,084,982	4.50%, due 4/1/2034 - 2/1/2053	6,962,141
9,751,927	5.00%, due 6/1/2033 - 2/1/2053	9,706,421 (i)
7,506,408	5.50%, due 11/1/2052 - 4/1/2053	7,568,666
		90,031,243
Government National Mortgage Association 4.0%
	Pass-Through Certificates
3,228,090	2.00%, due 2/20/2051 - 6/20/2052	2,769,142
6,156,137	2.50%, due 2/20/2051 - 10/20/2052	5,445,994
1,457,960	3.50%, due 1/20/2043 - 6/20/2052	1,384,812
1,694,825	4.00%, due 2/20/2050 - 8/20/2052	1,629,960
5,136,150	4.50%, due 3/20/2052 - 10/20/2052	5,041,355
2,137,184	5.00%, due 9/20/2052 - 3/20/2053	2,128,106
1,362,944	5.50%, due 11/20/2052 - 1/20/2053	1,372,449
2,485,000	5.00%, TBA, 30 Year Maturity	2,473,837 (j)
2,435,000	5.50%, TBA, 30 Year Maturity	2,451,360 (j)
		24,697,015
Uniform Mortgage-Backed Securities 1.4%
	Pass-Through Certificates
6,810,000	5.50%, TBA, 30 Year Maturity	6,865,864 (j)
1,675,000	6.00%, TBA, 30 Year Maturity	1,706,406 (j)
		8,572,270
Total Mortgage-Backed Securities (Cost $262,618,264)		238,798,980
Asset-Backed Securities 7.1%
800,000	522 Funding CLO Ltd., Series 2019-5A, Class AR, (3 mo. USD Term SOFR + 1.33%), 6.32%, due 4/15/2035	780,113 (d)(f)
2,500,000	AIG CLO LLC, Series 2021-2A, Class A, (3 mo. USD LIBOR + 1.17%), 6.42%, due 7/20/2034	2,447,927 (d)(f)
1,140,000	AM Capital Funding LLC, Series 2018-1, Class A, 4.98%, due 12/15/2023	1,132,027 (d)
315,432	Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class A2, 5.30%, due 6/21/2028	313,606 (d)
693,753	Aqua Finance Trust, Series 2021-A, Class A, 1.54%, due 7/17/2046	623,427 (d)
	Avis Budget Rental Car Funding AESOP LLC
560,000	Series 2018-2A, Class B, 4.27%, due 3/20/2025	551,466 (d)
579,000	Series 2019-3A, Class A, 2.36%, due 3/20/2026	549,481 (d)
1,186,000	Series 2021-2A, Class A, 1.66%, due 2/20/2028	1,052,443 (d)
723,000	Series 2021-2A, Class B, 1.90%, due 2/20/2028	634,278 (d)
1,528,300	Beacon Container Finance II LLC, Series 2021-1A, Class A, 2.25%, due 10/22/2046	1,341,511 (d)
850,000	CCG Receivables Trust, Series 2023-1, Class A2, 5.82%, due 9/16/2030	856,876 (d)
10,782	Chase Funding Trust, Series 2004-1, Class 2A2, (1 mo. USD LIBOR + 0.46%), 5.48%, due 12/25/2033	10,114 (f)
57,039	Corevest American Finance Trust, Series 2019-1, Class A, 3.32%, due 3/15/2052	56,065 (d)
634,000	Crown Castle Towers LLC, 4.24%, due 7/15/2028	602,552 (d)
1,000,000	Eaton Vance CLO Ltd., Series 2013-1A, Class A13R, (3 mo. USD LIBOR + 1.25%), 6.51%, due 1/15/2034	980,445 (d)(f)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Asset-Backed Securities – cont'd
$1,900,000	Elmwood CLO III Ltd., Series 2019-3A, Class AR, (3 mo. USD LIBOR + 1.16%), 6.41%, due 10/20/2034	$1,887,341 (d)(f)
1,000,000	Halseypoint CLO 5 Ltd., Series 2021-5A, Class A1A, (3 mo. USD LIBOR + 1.21%), 6.51%, due 1/30/2035	976,121 (d)(f)
822,081	JPMorgan Chase Bank NA, Series 2021-3, Class B, 0.76%, due 2/26/2029	779,050 (d)
1,000,000	Magnetite XXIII Ltd., Series 2019-23A, Class AR, (3 mo. USD LIBOR + 1.13%), 6.39%, due 1/25/2035	976,706 (d)(f)
900,000	Magnetite XXIV Ltd., Series 2019-24A, Class AR, (3 mo. USD Term SOFR + 1.31%), 6.30%, due 4/15/2035	881,997 (d)(f)
MVW LLC
1,023,941	Series 2021-2A, Class A, 1.43%, due 5/20/2039	920,101 (d)
834,492	Series 2021-2A, Class B, 1.83%, due 5/20/2039	748,277 (d)
Navient Private Education Refi Loan Trust
258,572	Series 2021-BA, Class A, 0.94%, due 7/15/2069	227,555 (d)
336,964	Series 2021-CA, Class A, 1.06%, due 10/15/2069	294,603 (d)
2,567,986	Series 2021-EA, Class A, 0.97%, due 12/16/2069	2,225,006 (d)
261,029	Series 2021-GA, Class A, 1.58%, due 4/15/2070	227,874 (d)
28,415	Nelnet Student Loan Trust, Series 2019-7A, Class A1, (1 mo. USD LIBOR + 0.50%), 5.52%, due 1/25/2068	28,392 (d)(f)
1,000,000	Oaktree CLO Ltd., Series 2021-2A, Class A, (3 mo. USD LIBOR + 1.18%), 6.44%, due 1/15/2035	975,019 (d)(f)
2,920,000	PFS Financing Corp., Series 2021-B, Class A, 0.77%, due 8/15/2026	2,747,767 (d)
1,000,000	PPM CLO 3 Ltd., Series 2019-3A, Class AR, (3 mo. USD LIBOR + 1.09%), 6.35%, due 4/17/2034	974,463 (d)(f)
213,157	Residential Asset Securities Corporation Trust, Series 2005-KS12, Class M2, (1 mo. USD LIBOR + 0.46%), 5.71%, due 1/25/2036	210,806 (f)
7,113	Saxon Asset Securities Trust, Series 2004-1, Class A, (1 mo. USD LIBOR + 0.54%), 2.14%, due 3/25/2035	6,439 (f)
SBA Tower Trust
719,000	1.88%, due 1/15/2026	652,492 (d)
201,000	2.33%, due 1/15/2028	175,109 (d)
1,406,000	2.59%, due 10/15/2031	1,145,905 (d)
Sierra Timeshare Receivables Funding LLC
401,047	Series 2019-2A, Class A, 2.59%, due 5/20/2036	386,699 (d)
508,621	Series 2020-2A, Class A, 1.33%, due 7/20/2037	473,871 (d)
461,659	Series 2020-2A, Class C, 3.51%, due 7/20/2037	437,261 (d)
360,584	Series 2021-2A, Class A, 1.35%, due 9/20/2038	332,466 (d)
606,609	SoFi Consumer Loan Program Trust, Series 2023-1S, Class A, 5.81%, due 5/15/2031	606,529 (d)
SoFi Professional Loan Program LLC
849,905	Series 2018-A, Class A2B, 2.95%, due 2/25/2042	821,167 (d)
1,852,049	Series 2021-A, Class AFX, 1.03%, due 8/17/2043	1,569,353 (d)
158,406	Series 2021-B, Class AFX, 1.14%, due 2/15/2047	134,682 (d)
646,812	Taco Bell Funding LLC, Series 2021-1A, Class A2I, 1.95%, due 8/25/2051	567,232 (d)
2,000,000	TCI-Flatiron CLO Ltd., Series 2018-1A, Class ANR, (3 mo. USD LIBOR + 1.06%), 6.36%, due 1/29/2032	1,970,642 (d)(f)
500,000	Thayer Park CLO Ltd., Series 2017-1A, Class A1R, (3 mo. USD Term SOFR + 1.30%), 6.35%, due 4/20/2034	489,783 (d)(f)
700,000	TRESTLES CLO Ltd., Series 2017-1A, Class A1R, (3 mo. USD LIBOR + 0.99%), 6.25%, due 4/25/2032	688,422 (d)(f)
1,000,000	TRESTLES CLO V Ltd., Series 2021-5A, Class A1, (3 mo. USD LIBOR + 1.17%), 6.42%, due 10/20/2034	977,508 (d)(f)
Vantage Data Centers LLC
1,119,393	Series 2019-1A, Class A2, 3.19%, due 7/15/2044	1,082,027 (d)
1,277,000	Series 2021-1A, Class A2, 2.17%, due 10/15/2046	1,137,452 (d)
3,050,000	Voya CLO Ltd., Series 2019-2A, Class A, (3 mo. USD LIBOR + 1.27%), 6.52%, due 7/20/2032	3,014,503 (d)(f)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Asset-Backed Securities – cont'd
$1,000,000	Whitebox CLO III Ltd., Series 2021-3A, Class A1, (3 mo. USD LIBOR + 1.22%), 6.48%, due 10/15/2034	$976,782 (d)(f)
Total Asset-Backed Securities (Cost $47,193,458)		44,659,733

Corporate Bonds 20.0%
Aerospace & Defense 0.8%
	Boeing Co.
1,680,000	5.04%, due 5/1/2027	1,688,045 (h)
365,000	3.90%, due 5/1/2049	276,546
14,000	5.81%, due 5/1/2050	13,925 (h)
515,000	Lockheed Martin Corp., 5.25%, due 1/15/2033	550,306
1,415,000	Northrop Grumman Corp., 4.95%, due 3/15/2053	1,398,400
865,000	Raytheon Technologies Corp., 5.38%, due 2/27/2053	909,482
		4,836,704
Agriculture 0.9%
1,000,000	Altria Group, Inc., 3.88%, due 9/16/2046	717,056
960,000	BAT Capital Corp., 3.73%, due 9/25/2040	689,153
	Philip Morris International, Inc.
2,385,000	5.13%, due 2/15/2030	2,409,835
1,485,000	5.75%, due 11/17/2032	1,559,630
		5,375,674
Airlines 0.4%
2,447,117	United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.88%, due 10/15/2027	2,446,646
Auto Manufacturers 0.2%
1,525,000	General Motors Co., 6.13%, due 10/1/2025	1,552,170
Banks 4.5%
2,600,000	Banco Santander SA, 1.85%, due 3/25/2026	2,354,180
	Bank of America Corp.
2,470,000	1.92%, due 10/24/2031	1,969,967 (k)
1,200,000	4.57%, due 4/27/2033	1,144,576 (k)
1,130,000	BNP Paribas SA, 3.05%, due 1/13/2031	977,276 (d)(k)
	Citigroup, Inc.
2,520,000	1.12%, due 1/28/2027	2,263,750 (k)
1,300,000	3.89%, due 1/10/2028	1,250,458 (k)
	Goldman Sachs Group, Inc.
1,620,000	2.62%, due 4/22/2032	1,351,973 (k)
1,765,000	2.38%, due 7/21/2032	1,441,842 (k)
300,000	5.15%, due 5/22/2045	283,301
1,345,000	HSBC Holdings PLC, 6.00%, due 5/22/2027	1,188,308 (k)(l)
	JPMorgan Chase & Co.
575,000	4.49%, due 3/24/2031	560,197 (k)
2,090,000	2.58%, due 4/22/2032	1,755,551 (k)
	Morgan Stanley
2,245,000	0.79%, due 1/22/2025	2,165,227 (k)
2,355,000	3.59%, due 7/22/2028	2,231,955 (k)
2,345,000	5.25%, due 4/21/2034	2,371,131 (k)
1,670,000	Norinchukin Bank, 5.43%, due 3/9/2028	1,723,823 (d)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Banks – cont'd
	Wells Fargo & Co.
$2,520,000	5.39%, due 4/24/2034	$2,563,513 (k)
540,000	5.01%, due 4/4/2051	510,997 (k)
		28,108,025
Beverages 0.7%
2,700,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, due 2/1/2036	2,716,409
610,000	Anheuser-Busch InBev Worldwide, Inc., 5.80%, due 1/23/2059	683,196
1,110,000	Molson Coors Beverage Co., 4.20%, due 7/15/2046	934,726
		4,334,331
Biotechnology 0.5%
	Amgen, Inc.
1,375,000	5.60%, due 3/2/2043	1,414,879
1,430,000	5.75%, due 3/2/2063	1,481,125
		2,896,004
Computers 0.3%
1,155,000	Apple, Inc., 4.65%, due 2/23/2046	1,162,278
700,000	Dell International LLC/EMC Corp., 6.02%, due 6/15/2026	720,408
		1,882,686
Electric 2.7%
1,255,000	American Electric Power Co., Inc., 5.63%, due 3/1/2033	1,314,705
	Dominion Energy, Inc.
1,935,000	Series A, 4.35%, due 8/15/2032	1,863,518
1,680,000	5.38%, due 11/15/2032	1,723,885
1,515,000	Duke Energy Corp., 5.00%, due 8/15/2052	1,421,449
	Exelon Corp.
2,740,000	5.30%, due 3/15/2033	2,821,623
995,000	4.70%, due 4/15/2050	905,992
680,000	Interstate Power & Light Co., 2.30%, due 6/1/2030	574,902
810,000	ITC Holdings Corp., 2.95%, due 5/14/2030	717,715 (d)
	NextEra Energy Capital Holdings, Inc.
610,000	4.90%, due 2/28/2028	617,319
1,190,000	5.25%, due 2/28/2053	1,177,633
2,445,000	WEC Energy Group, Inc., 5.15%, due 10/1/2027	2,498,112
1,275,000	Wisconsin Electric Power Co., 4.75%, due 9/30/2032	1,286,273
		16,923,126
Entertainment 0.5%
	Warnermedia Holdings, Inc.
530,000	5.05%, due 3/15/2042	438,363 (d)
3,105,000	5.14%, due 3/15/2052	2,481,074 (d)
		2,919,437
Food 0.6%
2,495,000	Mars, Inc., 4.75%, due 4/20/2033	2,522,814 (d)
1,198,000	Sysco Corp., 6.60%, due 4/1/2050	1,372,887 (h)
		3,895,701
Gas 0.2%
1,405,000	Southern Co. Gas Capital Corp., Series 21A, 3.15%, due 9/30/2051	972,516
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Healthcare - Services 0.5%
	HCA, Inc.
$1,000,000	4.50%, due 2/15/2027	$981,864
940,000	5.25%, due 6/15/2049	851,267
1,300,000	UnitedHealth Group, Inc., 5.05%, due 4/15/2053	1,320,259
		3,153,390
Insurance 0.1%
1,015,000	Equitable Holdings, Inc., 5.00%, due 4/20/2048	878,480
Media 0.4%
	Charter Communications Operating LLC/Charter Communications Operating Capital
1,000,000	3.90%, due 6/1/2052	651,473
1,290,000	5.50%, due 4/1/2063	1,030,555
1,155,000	Paramount Global, 4.20%, due 5/19/2032	993,959
		2,675,987
Multi-National 0.9%
1,845,000	Asian Development Bank, 3.75%, due 4/25/2028	1,853,038
1,640,000	European Investment Bank, 3.63%, due 7/15/2030	1,645,444
1,055,000	International Bank for Reconstruction & Development, 3.88%, due 2/14/2030	1,069,546
845,000	International Finance Corp., 3.63%, due 9/15/2025	833,174
		5,401,202
Office - Business Equipment 0.1%
568,000	CDW LLC/CDW Finance Corp., 2.67%, due 12/1/2026	515,911
Oil & Gas 1.9%
3,495,000	BP Capital Markets America, Inc., 4.81%, due 2/13/2033	3,555,555
	Diamondback Energy, Inc.
1,800,000	3.13%, due 3/24/2031	1,574,417
690,000	6.25%, due 3/15/2033	736,029
1,705,000	Marathon Petroleum Corp., 4.70%, due 5/1/2025	1,694,419
470,000	Occidental Petroleum Corp., 4.30%, due 8/15/2039	385,050
3,265,000	Phillips 66, 1.30%, due 2/15/2026	2,981,238
962,000	Pioneer Natural Resources Co., 2.15%, due 1/15/2031	806,609
		11,733,317
Pharmaceuticals 0.8%
	AbbVie, Inc.
260,000	4.05%, due 11/21/2039	229,988
1,110,000	4.70%, due 5/14/2045	1,041,320
525,000	Bristol-Myers Squibb Co., 3.55%, due 3/15/2042	447,313
750,000	Cigna Group, 3.20%, due 3/15/2040	590,678
565,000	CVS Health Corp., 4.13%, due 4/1/2040	483,506
2,055,000	Eli Lilly & Co., 4.95%, due 2/27/2063	2,145,189
		4,937,994
Pipelines 0.9%
2,320,000	Enbridge, Inc., 5.70%, due 3/8/2033	2,409,298
1,820,000	Kinder Morgan, Inc., 5.55%, due 6/1/2045	1,716,477
	MPLX LP
1,170,000	4.70%, due 4/15/2048	977,886
810,000	5.65%, due 3/1/2053	775,106
		5,878,767
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Real Estate Investment Trusts 0.2%
$1,449,000	American Tower Trust 1, 5.49%, due 3/15/2028	$1,479,778 (d)
Retail 0.3%
810,000	Home Depot, Inc., 3.30%, due 4/15/2040	675,136
1,380,000	Walmart, Inc., 4.50%, due 4/15/2053	1,367,427
		2,042,563
Semiconductors 0.2%
1,778,000	Marvell Technology, Inc., 2.95%, due 4/15/2031	1,483,956
Software 0.5%
	Oracle Corp.
1,505,000	2.88%, due 3/25/2031	1,297,030
885,000	4.00%, due 7/15/2046	679,311
1,000,000	5.55%, due 2/6/2053	960,736
		2,937,077
Telecommunications 0.9%
	AT&T, Inc.
1,415,000	3.65%, due 6/1/2051	1,054,986
715,000	3.50%, due 9/15/2053	512,817
	T-Mobile USA, Inc.
1,500,000	3.38%, due 4/15/2029	1,374,812
555,000	4.38%, due 4/15/2040	498,490
1,420,000	4.50%, due 4/15/2050	1,244,475
875,000	Verizon Communications, Inc., 2.36%, due 3/15/2032	718,321
		5,403,901
Total Corporate Bonds (Cost $130,817,659)		124,665,343
Foreign Government Securities 0.9%
1,200,000	Japan International Cooperation Agency, 3.25%, due 5/25/2027	1,157,784
2,000,000	Mexico Government International Bonds, 2.66%, due 5/24/2031	1,688,334
1,275,000	Province of Ontario Canada, 2.13%, due 1/21/2032	1,110,449
1,630,000	Province of Quebec Canada, 3.63%, due 4/13/2028	1,615,094
Total Foreign Government Securities (Cost $6,117,599)		5,571,661
Number of Shares

Short-Term Investments 0.7%
Investment Companies 0.7%
4,210,284	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.76%(m) (Cost $4,210,284)	4,210,284
Total Investments 99.2% (Cost $655,297,795)		619,955,223
Other Assets Less Liabilities 0.8%		5,017,619 (n)
Net Assets 100.0%		$624,972,842

(a)	Rate shown was the discount rate at the date of purchase.
(b)	Index-linked bond whose principal amount adjusts according to a government retail price index.
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
(c)	Principal only security. This security entitles the holder to receive principal payments from an underlying pool of assets or on the security itself.
(d)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2023, these securities amounted to $84,275,507, which represents 13.5% of net assets of the Fund.

(e)
Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30,
2023.

(f)	Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2023 and changes periodically.
(g)
Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only"
holding.

(h)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
April 30, 2023.

(i)	All or a portion of this security was purchased on a delayed delivery basis.
(j)
TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities
(excluding forward sales contracts, if any) at April 30, 2023 amounted to $13,497,467, which represents
2.2% of net assets of the Fund.

(k)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(l)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.
(m)	Represents 7-day effective yield as of April 30, 2023.
(n)	Includes the impact of the Fund’s open positions in derivatives at April 30, 2023.
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At April 30, 2023, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2023	24	U.S. Treasury Long Bond	$3,159,750	$155,400
6/2023	248	U.S. Treasury Note, 2 Year	51,128,687	(218,488)
Total Long Positions			$54,288,437	$(63,088)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2023	99	U.S. Treasury Note, 10 Year	$(11,405,109)	$(360,422)
6/2023	84	U.S. Treasury Note, 5 Year	(9,218,344)	36,976
6/2023	120	U.S. Treasury Note, Ultra 10 Year	(14,574,375)	34,057
6/2023	32	U.S. Treasury Ultra Bond	(4,525,000)	(80,624)
Total Short Positions			$(39,722,828)	$(370,013)
Total Futures				$(433,101)
At April 30, 2023, the Fund had $1,258,560 deposited in a segregated account to cover margin requirements on open futures.
For the six months ended April 30, 2023, the average notional value for the months where the Fund had futures outstanding was $68,767,613 for long positions and $(34,835,261) for short positions.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$198,333,255	$—	$198,333,255
U.S. Government Agency Securities	—	3,715,967	—	3,715,967
Mortgage-Backed Securities#	—	238,798,980	—	238,798,980
Asset-Backed Securities	—	44,659,733	—	44,659,733
Corporate Bonds#	—	124,665,343	—	124,665,343
Foreign Government Securities	—	5,571,661	—	5,571,661
Short-Term Investments	—	4,210,284	—	4,210,284
Total Investments	$—	$619,955,223	$—	$619,955,223

#	The Schedule of Investments provides information on the industry or sector categorization.
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of April 30, 2023:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$226,433	$—	$—	$226,433
Liabilities	(659,534)	—	—	(659,534)
Total	$(433,101)	$—	$—	$(433,101)

@	Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)
April 30, 2023

Principal Amount(a)		Value
Corporate Bonds 27.9%
Argentina 0.4%
$150,000	MSU Energy SA/UGEN SA/UENSA SA, 6.88%, due 2/1/2025	$105,002 (b)
150,000	Transportadora de Gas del Sur SA, 6.75%, due 5/2/2025	130,911 (b)
YPF SA
100,000	8.50%, due 7/28/2025	83,293 (b)
150,000	6.95%, due 7/21/2027	108,006 (b)
225,000	7.00%, due 12/15/2047	138,074 (b)
565,286
Azerbaijan 0.4%
Southern Gas Corridor CJSC
300,000	6.88%, due 3/24/2026	308,226 (b)
200,000	6.88%, due 3/24/2026	205,484 (b)
513,710
Bahrain 0.3%
200,000	Gulf International Bank BSC, 2.38%, due 9/23/2025	184,882 (b)
219,000	Oil & Gas Holding Co., 7.63%, due 11/7/2024	222,219 (c)
407,101
Brazil 2.2%
200,000	Azul Investments LLP, 7.25%, due 6/15/2026	141,313 (b)
200,000	Banco BTG Pactual SA, 4.50%, due 1/10/2025	194,091 (b)
200,000	Banco do Brasil SA, 9.00%, due 6/18/2024	201,802 (b)(d)(e)
200,000	Braskem Netherlands Finance BV, 7.25%, due 2/13/2033	191,518 (c)
347,000	CSN Resources SA, 4.63%, due 6/10/2031	267,694 (c)
260,000	FS Luxembourg Sarl, 10.00%, due 12/15/2025	258,785 (c)
200,000	Gol Finance SA, 8.00%, due 6/30/2026	97,604 (b)
182,114	Guara Norte Sarl, 5.20%, due 6/15/2034	155,110 (b)
201,000	Klabin Austria GmbH, 3.20%, due 1/12/2031	160,488 (c)
241,563	MC Brazil Downstream Trading Sarl, 7.25%, due 6/30/2031	185,634 (b)
200,000	Minerva Luxembourg SA, 4.38%, due 3/18/2031	157,052 (b)
268,085	MV24 Capital BV, 6.75%, due 6/1/2034	239,393 (c)
190,000	Petrobras Global Finance BV, 5.50%, due 6/10/2051	150,200
164,000	Rede D'or Finance Sarl, 4.50%, due 1/22/2030	139,034 (b)
200,000	Unigel Luxembourg SA, 8.75%, due 10/1/2026	184,401 (c)
165,000	Vale Overseas Ltd., 6.88%, due 11/21/2036	172,655
200,000	XP, Inc., 3.25%, due 7/1/2026	177,476 (b)
3,074,250
Burkina Faso 0.1%
200,000	Endeavour Mining PLC, 5.00%, due 10/14/2026	173,260 (c)
Chile 1.0%
150,000	Agrosuper SA, 4.60%, due 1/20/2032	131,511 (c)
200,000	Antofagasta PLC, 5.63%, due 5/13/2032	200,280 (b)
250,000	Banco Santander Chile, 3.18%, due 10/26/2031	214,909 (b)
200,000	Cencosud SA, 4.38%, due 7/17/2027	193,497 (b)
Corp. Nacional del Cobre de Chile
238,000	3.00%, due 9/30/2029	213,909 (c)
200,000	3.70%, due 1/30/2050	150,410 (c)
200,000	Empresa Nacional del Petroleo, 3.45%, due 9/16/2031	168,587 (c)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Chile – cont'd
	$200,000	VTR Finance NV, 6.38%, due 7/15/2028	$68,000 (c)
1,341,103
China 1.9%
	200,000	Alibaba Group Holding Ltd., 4.00%, due 12/6/2037	173,448
	200,000	China Construction Bank Corp., 2.45%, due 6/24/2030	188,534 (b)(d)
	200,000	China Hongqiao Group Ltd., 6.25%, due 6/8/2024	194,030 (b)
	200,000	China Overseas Finance Cayman VI Ltd., 5.95%, due 5/8/2024	200,964 (b)
	200,000	CIFI Holdings Group Co. Ltd., 5.95%, due 10/20/2025	29,619 (b)
	200,000	Country Garden Holdings Co. Ltd., 4.80%, due 8/6/2030	80,334 (b)
	200,000	ENN Clean Energy International Investment Ltd., 3.38%, due 5/12/2026	178,709 (b)
	200,000	Franshion Brilliant Ltd., 4.25%, due 7/23/2029	158,100 (b)
	200,000	Huarong Finance II Co. Ltd., 5.50%, due 1/16/2025	189,468 (b)
	200,000	Lenovo Group Ltd., 3.42%, due 11/2/2030	168,399 (b)
	200,000	Longfor Group Holdings Ltd., 3.95%, due 9/16/2029	149,124 (b)
	200,000	Meituan, 3.05%, due 10/28/2030	158,436 (b)
	201,000	Powerchina Roadbridge Group British Virgin Islands Ltd., 3.08%, due 4/1/2026	188,116 (b)(d)(e)
	200,000	Prosus NV, 3.83%, due 2/8/2051	126,002 (b)
	232,000	SF Holding Investment 2021 Ltd., 3.13%, due 11/17/2031	199,244 (b)
	200,000	Tencent Holdings Ltd., 3.68%, due 4/22/2041	155,774 (b)
2,538,301
Colombia 1.6%
	200,000	Banco Davivienda SA, 6.65%, due 4/22/2031	136,500 (b)(d)(e)
	200,000	Bancolombia SA, 4.63%, due 12/18/2029	170,000 (d)
	200,000	Canacol Energy Ltd., 5.75%, due 11/24/2028	159,668 (c)
Ecopetrol SA
	250,000	8.88%, due 1/13/2033	242,390
	400,000	5.88%, due 5/28/2045	261,140
Empresas Publicas de Medellin ESP
COP	807,000,000	7.63%, due 9/10/2024	158,379 (c)
COP	1,600,000,000	8.38%, due 11/8/2027	267,989 (c)
COP	437,000,000	Financiera de Desarrollo Territorial SA Findeter, 7.88%, due 8/12/2024	84,753 (c)
	$200,000	Grupo Aval Ltd., 4.38%, due 2/4/2030	153,000 (b)
	200,000	Grupo de Inversiones Suramericana SA, 5.50%, due 4/29/2026	191,053 (b)
	270,000	Millicom International Cellular SA, 6.25%, due 3/25/2029	241,922 (b)
	221,000	SierraCol Energy Andina LLC, 6.00%, due 6/15/2028	163,650 (c)
2,230,444
Ghana 0.2%
	200,000	Kosmos Energy Ltd., 7.13%, due 4/4/2026	178,500 (c)
	189,000	Tullow Oil PLC, 10.25%, due 5/15/2026	147,609 (c)
326,109
Guatemala 0.4%
	200,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.25%, due 4/27/2029	186,506 (c)
	200,000	CT Trust, 5.13%, due 2/3/2032	165,039 (c)
	200,000	Investment Energy Resources Ltd., 6.25%, due 4/26/2029	185,000 (c)
536,545
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Hong Kong 1.1%
AIA Group Ltd.
	$200,000	3.60%, due 4/9/2029	$189,584 (b)
	200,000	3.20%, due 9/16/2040	149,776 (b)
	200,000	Celestial Miles Ltd., 5.75%, due 1/31/2024	196,600 (b)(d)(e)
	200,000	JMH Co. Ltd., 2.50%, due 4/9/2031	169,965 (b)
	400,000	Melco Resorts Finance Ltd., 5.75%, due 7/21/2028	347,000 (b)
	200,000	NWD MTN Ltd., 4.13%, due 7/18/2029	166,892 (b)
	200,000	Prudential Funding Asia PLC, 2.95%, due 11/3/2033	170,291 (b)(d)
	200,000	Sun Hung Kai Properties Capital Market Ltd., 2.88%, due 1/21/2030	179,987 (b)
1,570,095
India 1.7%
	200,000	Adani Electricity Mumbai Ltd., 3.95%, due 2/12/2030	146,203 (c)
	200,000	Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, due 12/10/2024	190,711 (b)
	200,000	Axis Bank Ltd., 4.10%, due 9/8/2026	169,670 (b)(d)(e)
	376,000	Greenko Dutch BV, 3.85%, due 3/29/2026	338,400 (c)
	278,000	HDFC Bank Ltd., 3.70%, due 8/25/2026	239,497 (b)(d)(e)
	200,000	JSW Steel Ltd., 5.05%, due 4/5/2032	161,162 (b)
	200,000	Periama Holdings LLC, 5.95%, due 4/19/2026	192,434 (b)
	200,000	Power Finance Corp. Ltd., 3.95%, due 4/23/2030	180,244 (b)
	313,000	Reliance Industries Ltd., 2.88%, due 1/12/2032	262,099 (c)
	200,000	ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries, 4.50%, due 7/14/2028	168,970 (b)
Vedanta Resources Finance II PLC
	200,000	13.88%, due 1/21/2024	173,632 (b)
	200,000	8.95%, due 3/11/2025	143,000 (b)
2,366,022
Indonesia 1.1%
Bank Negara Indonesia Persero Tbk PT
	200,000	3.75%, due 3/30/2026	184,587 (b)
	200,000	4.30%, due 3/24/2027	164,083 (b)(d)(e)
	200,000	Indofood CBP Sukses Makmur Tbk PT, 3.54%, due 4/27/2032	169,813 (b)
	400,000	Medco Oak Tree Pte. Ltd., 7.38%, due 5/14/2026	384,052 (b)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
EUR	200,000	1.88%, due 11/5/2031	165,276 (c)
	$200,000	5.25%, due 5/15/2047	174,823 (b)
	200,000	6.15%, due 5/21/2048	195,017 (c)
1,437,651
Israel 0.9%
	200,000	Altice Financing SA, 5.00%, due 1/15/2028	161,940 (b)
	250,000	Bank Leumi Le-Israel BM, 3.28%, due 1/29/2031	218,430 (b)(d)
	225,949	Energean Israel Finance Ltd., 4.88%, due 3/30/2026	207,926 (b)
	200,000	Leviathan Bond Ltd., 6.50%, due 6/30/2027	190,819 (b)
Teva Pharmaceutical Finance Netherlands III BV
	350,000	3.15%, due 10/1/2026	316,254
	200,000	4.10%, due 10/1/2046	133,278
1,228,647
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Kazakhstan 0.6%
KazMunayGas National Co. JSC
	$200,000	4.75%, due 4/19/2027	$189,799 (b)
	250,000	5.38%, due 4/24/2030	229,182 (b)
	360,000	5.75%, due 4/19/2047	284,659 (b)
	200,000	Tengizchevroil Finance Co. International Ltd., 3.25%, due 8/15/2030	150,820 (c)
854,460
Korea 0.5%
	200,000	Kookmin Bank, 2.50%, due 11/4/2030	165,060 (b)
	200,000	Shinhan Bank Co. Ltd., 4.38%, due 4/13/2032	184,842 (c)
SK Hynix, Inc.
	200,000	6.38%, due 1/17/2028	201,118 (c)
	200,000	6.50%, due 1/17/2033	198,400 (c)
749,420
Kuwait 0.4%
	200,000	MEGlobal BV, 2.63%, due 4/28/2028	176,978 (b)
	200,000	MEGlobal Canada ULC, 5.88%, due 5/18/2030	204,776 (b)
	200,000	NBK Tier 1 Financing 2 Ltd., 4.50%, due 8/27/2025	183,516 (c)(d)(e)
565,270
Macau 0.8%
	450,000	Sands China Ltd., 5.90%, due 8/8/2028	437,526
	300,000	Studio City Finance Ltd., 6.50%, due 1/15/2028	258,694 (b)
	400,000	Wynn Macau Ltd., 5.63%, due 8/26/2028	349,232 (b)
1,045,452
Malaysia 0.3%
	200,000	GENM Capital Labuan Ltd., 3.88%, due 4/19/2031	162,240 (b)
	200,000	TNB Global Ventures Capital Bhd, 4.85%, due 11/1/2028	201,026 (b)
363,266
Mexico 2.1%
	200,000	Alfa SAB de CV, 6.88%, due 3/25/2044	194,013 (b)
Banco Mercantil del Norte SA
	200,000	7.63%, due 1/10/2028	182,031 (b)(d)(e)
	200,000	6.63%, due 1/24/2032	161,900 (c)(d)(e)
	222,000	Cemex SAB de CV, 9.13%, due 3/14/2028	220,446 (c)(d)(e)
	200,000	Cibanco SA Ibm/PLA Administradora Industrial S de Real de CV, 4.96%, due 7/18/2029	189,839 (c)
Comision Federal de Electricidad
MXN	6,480,000	Series 14-2, 7.35%, due 11/25/2025	328,940
	$400,000	4.69%, due 5/15/2029	361,000 (c)
	200,000	3.35%, due 2/9/2031	158,702 (c)
	200,000	Orbia Advance Corp. SAB de CV, 5.88%, due 9/17/2044	173,068 (b)
Petroleos Mexicanos
	41,000	6.88%, due 8/4/2026	38,782
	310,000	5.95%, due 1/28/2031	229,114
	904,000	7.69%, due 1/23/2050	602,527
	69,000	6.95%, due 1/28/2060	42,328
2,882,690
Mongolia 0.1%
	200,000	Development Bank of Mongolia LLC, 7.25%, due 10/23/2023	196,083 (b)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Nigeria 0.2%
	$200,000	IHS Netherlands Holdco BV, 8.00%, due 9/18/2027	$175,819 (b)
	200,000	SEPLAT Energy PLC, 7.75%, due 4/1/2026	158,784 (c)
334,603
Oman 0.3%
	200,000	Bank Muscat SAOG, 4.75%, due 3/17/2026	192,818 (b)
	242,000	Oztel Holdings SPC Ltd., 6.63%, due 4/24/2028	252,004 (c)
444,822
Panama 0.1%
	200,000	Empresa de Transmision Electrica SA, 5.13%, due 5/2/2049	163,000 (b)
Paraguay 0.1%
	200,000	Telefonica Celular del Paraguay SA, 5.88%, due 4/15/2027	184,531 (c)
Peru 1.0%
	125,000	Banco de Credito del Peru SA, 3.13%, due 7/1/2030	114,524 (b)(d)
	200,000	Cia de Minas Buenaventura SAA, 5.50%, due 7/23/2026	174,622 (c)
PEN	843,000	Fondo MIVIVIENDA SA, 7.00%, due 2/14/2024	224,152 (c)
	$200,000	Minsur SA, 4.50%, due 10/28/2031	174,086 (b)
Petroleos del Peru SA
	247,000	5.63%, due 6/19/2047	156,693 (c)
	200,000	5.63%, due 6/19/2047	126,877 (b)
	300,000	Southern Copper Corp., 6.75%, due 4/16/2040	335,299
1,306,253
Philippines 0.2%
	240,000	Globe Telecom, Inc., 4.20%, due 8/2/2026	221,928 (b)(d)(e)
Qatar 0.9%
CBQ Finance Ltd.
	200,000	2.00%, due 9/15/2025	186,213 (b)
	200,000	2.00%, due 5/12/2026	183,030 (b)
	200,000	Commercial Bank PSQC, 4.50%, due 3/3/2026	180,380 (b)(d)(e)
	200,000	Ooredoo International Finance Ltd., 2.63%, due 4/8/2031	174,750 (c)
QatarEnergy
	200,000	3.13%, due 7/12/2041	157,250 (c)
	200,000	3.30%, due 7/12/2051	150,440 (c)
	250,000	QNB Finance Ltd., 2.63%, due 5/12/2025	238,493 (b)
1,270,556
Russia 0.0%(f)
	300,000	Vnesheconombank Via VEB Finance PLC, 6.80%, due 11/22/2025	16,518 (b)
Saudi Arabia 1.0%
	200,000	Arabian Centres Sukuk II Ltd., 5.63%, due 10/7/2026	186,491 (b)
	200,000	BSF Finance, 5.50%, due 11/23/2027	205,268 (b)
	200,000	EIG Pearl Holdings Sarl, 4.39%, due 11/30/2046	159,985 (b)
Saudi Arabian Oil Co.
	400,000	4.25%, due 4/16/2039	366,609 (b)
	200,000	4.38%, due 4/16/2049	176,405 (b)
	300,000	SNB Funding Ltd., 2.75%, due 10/2/2024	289,572 (b)
1,384,330
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Singapore 0.6%
	$400,000	BOC Aviation Ltd., 3.00%, due 9/11/2029	$358,440 (b)
	200,000	DBS Group Holdings Ltd., 4.52%, due 12/11/2028	198,858 (c)(d)
	240,000	United Overseas Bank Ltd., 2.00%, due 10/14/2031	212,925 (c)(d)
770,223
South Africa 0.7%
	200,000	Anglo American Capital PLC, 3.88%, due 3/16/2029	185,220 (b)
	200,000	AngloGold Ashanti Holdings PLC, 3.38%, due 11/1/2028	180,579
	200,000	Bidvest Group U.K. PLC, 3.63%, due 9/23/2026	181,348 (b)
Sasol Financing USA LLC
	200,000	6.50%, due 9/27/2028	184,775
	260,000	8.75%, due 5/3/2029	260,788 (c)(g)
992,710
Supranational 0.6%
	200,000	Africa Finance Corp., 2.88%, due 4/28/2028	163,483 (b)
	200,000	African Export-Import Bank, 3.99%, due 9/21/2029	169,247 (b)
MXN	4,800,000	Asian Infrastructure Investment Bank, 0.00%, due 2/8/2038	68,278 (b)
Banque Ouest Africaine de Developpement
	$205,000	5.00%, due 7/27/2027	189,830 (c)
	200,000	4.70%, due 10/22/2031	163,360 (c)
754,198
Taiwan 0.2%
	209,000	TSMC Arizona Corp., 4.25%, due 4/22/2032	207,271
Thailand 0.7%
Bangkok Bank PCL
	200,000	5.00%, due 9/23/2025	186,484 (b)(d)(e)
	200,000	4.30%, due 6/15/2027	198,090 (c)
	200,000	3.73%, due 9/25/2034	171,600 (b)(d)
	200,000	GC Treasury Center Co. Ltd., 4.40%, due 3/30/2032	183,535 (c)
	300,000	Thaioil Treasury Center Co. Ltd., 3.75%, due 6/18/2050	199,764 (b)
939,473
Turkey 0.7%
	200,000	Akbank TAS, 5.13%, due 3/31/2025	188,760 (c)
	200,000	KOC Holding AS, 6.50%, due 3/11/2025	196,772 (b)
Turk Telekomunikasyon AS
	200,000	4.88%, due 6/19/2024	189,820 (b)
	200,000	6.88%, due 2/28/2025	190,268 (b)
	200,000	Yapi ve Kredi Bankasi AS, 8.25%, due 10/15/2024	199,774 (b)
965,394
Ukraine 0.0%(f)
EUR	260,000	NAK Naftogaz Ukraine via Kondor Finance PLC, 7.13%, due 7/19/2026	58,731 (b)
United Arab Emirates 1.5%
	$200,000	Abu Dhabi Commercial Bank PJSC, 4.50%, due 9/14/2027	198,228 (b)
Abu Dhabi Crude Oil Pipeline LLC
	200,000	3.65%, due 11/2/2029	189,391 (b)
	400,000	4.60%, due 11/2/2047	377,713 (b)
	200,000	Abu Dhabi National Energy Co. PJSC, 2.00%, due 4/29/2028	180,300 (c)
	200,000	DIB Sukuk Ltd., 2.95%, due 1/16/2026	189,588 (b)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
United Arab Emirates – cont'd
	$200,000	DP World Ltd., 6.85%, due 7/2/2037	$223,453 (b)
	200,000	Emirates NBD Bank PJSC, 6.13%, due 3/20/2025	197,500 (b)(d)(e)
Galaxy Pipeline Assets Bidco Ltd.
	200,000	2.63%, due 3/31/2036	164,800 (c)
	189,970	2.94%, due 9/30/2040	155,722 (c)
	200,000	Shelf Drilling Holdings Ltd., 8.25%, due 2/15/2025	182,000 (b)
2,058,695
United Kingdom 0.3%
CK Hutchison International 23 Ltd.
	200,000	4.75%, due 4/21/2028	202,076 (c)
	200,000	4.88%, due 4/21/2033	202,707 (c)
404,783
United States 0.3%
	200,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.75%, due 4/1/2033	191,630 (b)
	200,000	Sagicor Financial Co. Ltd., 5.30%, due 5/13/2028	192,640 (b)
384,270
Venezuela 0.1%
Petroleos de Venezuela SA
	1,347,609	6.00%, due 5/16/2024	43,797 (b)(h)
	1,631,452	6.00%, due 11/15/2026	46,497 (b)(h)
	650,000	5.38%, due 4/12/2027	21,125 (b)(h)
	784,800	5.38%, due 4/12/2027	25,506 (b)(h)
136,925
Zambia 0.3%
	400,000	First Quantum Minerals Ltd., 6.88%, due 10/15/2027	388,340 (c)

Total Corporate Bonds (Cost $44,803,473)			38,352,719
Foreign Government Securities 61.6%
Angola 0.7%
Angolan Government International Bonds
	200,000	8.00%, due 11/26/2029	168,000 (b)
	400,000	8.75%, due 4/14/2032	330,536 (b)
	458,000	9.38%, due 5/8/2048	350,279 (b)
	200,000	9.13%, due 11/26/2049	148,889 (b)
997,704
Argentina 0.4%
Argentine Republic Government International Bonds
	285,388	0.50%, due 7/9/2030	69,126 (i)
	2,191,515	1.50%, due 7/9/2035	484,819 (i)
EUR	139,590	Provincia de Buenos Aires/Government Bonds, 4.00%, due 9/1/2037	44,917 (c)(i)
598,862
Armenia 0.1%
	$200,000	Armenia International Bonds, 3.60%, due 2/2/2031	156,560 (b)
Azerbaijan 0.8%
	400,000	Azerbaijan International Bonds, 5.13%, due 9/1/2029	385,212 (b)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Azerbaijan – cont'd
		State Oil Co. of the Azerbaijan Republic
	$510,000	6.95%, due 3/18/2030	$525,567 (b)
	200,000	6.95%, due 3/18/2030	206,105 (b)
			1,116,884
Bahamas 0.1%
	200,000	Bahamas Government International Bonds, 6.00%, due 11/21/2028	152,603 (b)
Benin 0.1%
EUR	200,000	Benin Government International Bonds, 4.95%, due 1/22/2035	148,791 (b)
Bermuda 0.4%
		Bermuda Government International Bonds
	$200,000	3.72%, due 1/25/2027	193,190 (b)
	290,000	4.75%, due 2/15/2029	288,969 (b)
			482,159
Brazil 3.2%
		Brazil Government International Bonds
	420,000	6.00%, due 10/20/2033	412,709
	470,000	5.00%, due 1/27/2045	369,248
	200,000	Brazil Minas SPE via State of Minas Gerais, 5.33%, due 2/15/2028	196,750 (b)
		Brazil Notas do Tesouro Nacional
BRL	8,464,000	Series F, 10.00%, due 1/1/2025	1,645,192
BRL	6,000,000	Series F, 10.00%, due 1/1/2027	1,145,213
BRL	3,000,000	Series F, 10.00%, due 1/1/2029	552,918
			4,322,030
Cameroon, Republic of 0.1%
EUR	181,000	Cameroon International Bonds, 5.95%, due 7/7/2032	139,080 (b)
Chile 1.1%
CLP	250,869,850	Bonos de la Tesoreria de la Republica, 1.90%, due 9/1/2030	309,954 (j)
		Bonos de la Tesoreria de la Republica en pesos
CLP	100,000,000	4.50%, due 3/1/2026	118,472
CLP	215,000,000	2.80%, due 10/1/2033	212,009 (b)
CLP	155,000,000	7.00%, due 5/1/2034	224,143 (b)
CLP	120,000,000	5.00%, due 3/1/2035	144,854
CLP	30,000,000	5.10%, due 7/15/2050	35,598
		Chile Government International Bonds
EUR	300,000	1.88%, due 5/27/2030	286,682
	$200,000	3.25%, due 9/21/2071	133,035
			1,464,747
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
China 3.4%
		China Government Bonds
CNY	3,000,000	3.19%, due 4/11/2024	$437,515
CNY	9,200,000	1.99%, due 4/9/2025	1,318,240
CNY	1,200,000	3.12%, due 12/5/2026	176,793
CNY	1,000,000	2.85%, due 6/4/2027	145,721
CNY	1,000,000	2.64%, due 1/15/2028	144,475
CNY	500,000	3.01%, due 5/13/2028	73,460
CNY	2,300,000	2.80%, due 3/24/2029	333,626
CNY	900,000	2.75%, due 6/15/2029	130,096
CNY	1,100,000	2.62%, due 9/25/2029	157,538
CNY	1,500,000	3.13%, due 11/21/2029	222,272
CNY	1,700,000	2.79%, due 12/15/2029	245,807
CNY	1,000,000	2.79%, due 12/15/2029	144,592
CNY	350,000	2.80%, due 3/25/2030	50,671 (k)
CNY	200,000	3.02%, due 5/27/2031	29,400
CNY	900,000	2.89%, due 11/18/2031	130,822
CNY	400,000	2.75%, due 2/17/2032	57,519
CNY	900,000	2.60%, due 9/1/2032	127,766
CNY	900,000	2.80%, due 11/15/2032	129,872
CNY	250,000	3.39%, due 3/16/2050	37,407
CNY	1,900,000	3.81%, due 9/14/2050	305,980
CNY	1,300,000	3.12%, due 10/25/2052	186,736
CNY	100,000	3.19%, due 4/15/2053	14,530 (k)
			4,600,838
Colombia 3.7%
		Colombia Government International Bonds
	$270,000	3.00%, due 1/30/2030	207,213
	650,000	7.50%, due 2/2/2034	622,669
	310,000	5.63%, due 2/26/2044	225,672
	470,000	5.20%, due 5/15/2049	316,111
		Colombian TES
COP	2,632,700,000	Series B, 5.75%, due 11/3/2027	452,423
COP	6,777,600,000	Series B, 6.00%, due 4/28/2028	1,155,783
COP	3,204,100,000	Series B, 7.00%, due 3/26/2031	520,881
COP	518,200,000	Series G, 7.00%, due 3/26/2031	84,242
COP	4,580,400,000	Series B, 7.00%, due 6/30/2032	715,234
COP	1,564,700,000	Series B, 13.25%, due 2/9/2033	354,726
COP	1,818,400,000	Series B, 7.25%, due 10/18/2034	275,377
COP	1,139,100,000	Series B, 9.25%, due 5/28/2042	191,129
			5,121,460
Cote D'Ivoire 0.9%
		Ivory Coast Government International Bonds
EUR	630,000	5.25%, due 3/22/2030	565,689 (b)
EUR	260,000	4.88%, due 1/30/2032	216,487 (b)
EUR	407,000	6.88%, due 10/17/2040	324,163 (b)
EUR	140,000	6.63%, due 3/22/2048	103,343 (b)
			1,209,682
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Czech Republic 2.7%
		Czech Republic Government Bonds
CZK	14,720,000	6.00%, due 2/26/2026	$705,546
CZK	13,950,000	Series 78, 2.50%, due 8/25/2028	583,547 (b)
CZK	16,030,000	2.75%, due 7/23/2029	670,547
CZK	20,940,000	Series 94, 0.95%, due 5/15/2030	762,590 (b)
CZK	8,960,000	1.20%, due 3/13/2031	324,688
CZK	5,010,000	1.75%, due 6/23/2032	185,820
CZK	8,540,000	2.00%, due 10/13/2033	313,668
CZK	4,030,000	Series 49, 4.20%, due 12/4/2036	180,430 (b)
			3,726,836
Dominican Republic 1.2%
		Dominican Republic International Bonds
DOP	8,000,000	9.75%, due 6/5/2026	145,468 (b)
	$150,000	5.95%, due 1/25/2027	148,731 (b)
	270,000	6.00%, due 7/19/2028	266,167 (b)
	150,000	7.05%, due 2/3/2031	152,292 (b)
	533,000	6.00%, due 2/22/2033	497,022 (b)
	150,000	6.40%, due 6/5/2049	125,727 (b)
	475,000	5.88%, due 1/30/2060	361,918 (b)
			1,697,325
Ecuador 0.4%
		Ecuador Government International Bonds
	110,985	5.50%, due 7/31/2030	58,551 (c)(i)
	71,437	0.00%, due 7/31/2030	21,796 (c)
	453,326	2.50%, due 7/31/2035	165,773 (c)(i)
	870,000	2.50%, due 7/31/2035	318,142 (b)(i)
			564,262
Egypt 0.6%
		Egypt Government International Bonds
EUR	391,000	6.38%, due 4/11/2031	224,124 (b)
	$200,000	8.50%, due 1/31/2047	105,164 (b)
	200,000	8.70%, due 3/1/2049	106,060 (b)
	410,000	8.70%, due 3/1/2049	217,423 (b)
	400,000	8.88%, due 5/29/2050	212,045 (b)
			864,816
El Salvador 0.4%
		El Salvador Government International Bonds
	94,000	7.65%, due 6/15/2035	47,198 (b)
	152,000	7.12%, due 1/20/2050	73,342 (b)
	746,000	9.50%, due 7/15/2052	404,733 (b)
			525,273
Ghana 0.5%
GHS	1,270,000	Ghana Government Bonds, 19.25%, due 12/18/2023	94,238
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Ghana – cont'd
		Ghana Government International Bonds
	$400,000	7.75%, due 4/7/2029	$144,859 (b)(h)
	200,000	7.63%, due 5/16/2029	66,219 (b)(h)
	200,000	10.75%, due 10/14/2030	135,600 (b)
	200,000	10.75%, due 10/14/2030	135,600 (b)
	200,000	8.63%, due 4/7/2034	73,688 (b)(h)
	200,000	7.88%, due 2/11/2035	73,840 (b)(h)
			724,044
Guatemala 0.1%
	200,000	Guatemala Government Bonds, 3.70%, due 10/7/2033	166,792 (b)
Hungary 1.4%
		Hungary Government Bonds
HUF	100,600,000	5.50%, due 6/24/2025	264,624
HUF	149,090,000	3.00%, due 10/27/2027	343,890
HUF	117,950,000	4.50%, due 3/23/2028	290,935
HUF	54,670,000	6.75%, due 10/22/2028	147,973
HUF	109,090,000	2.00%, due 5/23/2029	229,618
HUF	74,400,000	3.00%, due 8/21/2030	161,309
HUF	125,000,000	3.25%, due 10/22/2031	267,753
HUF	117,320,000	2.25%, due 4/20/2033	220,327
			1,926,429
Indonesia 6.2%
		Indonesia Government International Bonds
EUR	200,000	3.75%, due 6/14/2028	217,940 (b)
EUR	550,000	1.40%, due 10/30/2031	479,539
EUR	380,000	1.10%, due 3/12/2033	310,095
EUR	150,000	1.30%, due 3/23/2034	121,157
		Indonesia Treasury Bonds
IDR	5,000,000,000	6.50%, due 6/15/2025	343,017
IDR	2,300,000,000	7.00%, due 5/15/2027	160,918
IDR	3,304,000,000	6.13%, due 5/15/2028	223,871
IDR	16,434,000,000	6.38%, due 8/15/2028	1,124,711
IDR	4,375,000,000	9.00%, due 3/15/2029	335,228
IDR	1,306,000,000	6.50%, due 2/15/2031	89,004
IDR	3,604,000,000	8.75%, due 5/15/2031	277,045
IDR	1,000,000,000	Series FR91, 6.38%, due 4/15/2032	67,400
IDR	3,500,000,000	7.50%, due 8/15/2032	252,319
IDR	29,728,000,000	7.00%, due 2/15/2033	2,088,747
IDR	7,977,000,000	6.63%, due 5/15/2033	544,056
IDR	344,000,000	8.38%, due 3/15/2034	26,389
IDR	5,600,000,000	7.50%, due 6/15/2035	402,891
IDR	1,783,000,000	8.25%, due 5/15/2036	135,724
IDR	400,000,000	6.38%, due 7/15/2037	26,298
IDR	1,205,000,000	7.50%, due 5/15/2038	86,428
IDR	2,900,000,000	7.13%, due 6/15/2038	201,793
IDR	3,000,000,000	7.50%, due 4/15/2040	214,883
IDR	5,450,000,000	7.13%, due 6/15/2042	378,607
IDR	5,450,000,000	7.13%, due 6/15/2043	379,278
			8,487,338
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Iraq 0.1%
	$156,250	Iraq International Bonds, 5.80%, due 1/15/2028	$145,810 (b)
Kazakhstan 0.2%
EUR	400,000	Kazakhstan Government International Bonds, 1.50%, due 9/30/2034	318,563 (b)
Lebanon 0.1%
		Lebanon Government International Bonds
	$622,000	6.38%, due 3/9/2020	36,698 (h)
	469,000	6.60%, due 11/27/2026	26,752 (b)(h)
	121,000	6.85%, due 5/25/2029	7,168 (h)
	601,000	6.65%, due 2/26/2030	35,759 (b)(h)
	1,400,000	8.25%, due 5/17/2034	81,200 (h)
			187,577
Malaysia 4.6%
		Malaysia Government Bonds
MYR	800,000	3.48%, due 6/14/2024	180,485
MYR	700,000	4.18%, due 7/15/2024	158,874
MYR	700,000	3.91%, due 7/15/2026	159,589
MYR	900,000	3.90%, due 11/30/2026	204,867
MYR	1,350,000	3.50%, due 5/31/2027	302,235
MYR	4,225,000	3.90%, due 11/16/2027	963,188
MYR	1,680,000	3.73%, due 6/15/2028	379,856
MYR	2,400,000	4.50%, due 4/30/2029	563,141
MYR	1,300,000	2.63%, due 4/15/2031	267,717
MYR	135,000	4.23%, due 6/30/2031	31,060
MYR	2,100,000	3.58%, due 7/15/2032	465,044
MYR	300,000	4.64%, due 11/7/2033	71,777
MYR	1,265,000	3.83%, due 7/5/2034	280,631
MYR	700,000	4.25%, due 5/31/2035	160,147
MYR	700,000	4.76%, due 4/7/2037	168,993
MYR	2,450,000	4.89%, due 6/8/2038	607,735
MYR	1,050,000	3.76%, due 5/22/2040	225,270
MYR	2,317,000	4.70%, due 10/15/2042	564,677
MYR	350,000	4.94%, due 9/30/2043	86,365
MYR	1,150,000	4.07%, due 6/15/2050	248,398
		Malaysia Government Investment Issue
MYR	400,000	4.07%, due 9/30/2026	91,534
MYR	500,000	4.37%, due 10/31/2028	116,280
			6,297,863
Mexico 5.0%
		Mexico Bonos
MXN	12,070,000	Series M20, 7.50%, due 6/3/2027	634,773
MXN	49,473,300	Series M20, 8.50%, due 5/31/2029	2,707,762
MXN	3,740,000	Series M20, 8.50%, due 5/31/2029	204,697
MXN	36,586,100	Series M, 7.75%, due 5/29/2031	1,909,001
MXN	9,222,900	Series M30, 8.50%, due 11/18/2038	486,560
MXN	4,825,400	Series M, 7.75%, due 11/13/2042	233,901
MXN	3,247,100	Series M, 8.00%, due 11/7/2047	160,512
	$620,000	Mexico Government International Bonds, 5.75%, due 10/12/2110	551,753
			6,888,959
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Mongolia 0.2%
	$400,000	Mongolia Government International Bonds, 3.50%, due 7/7/2027	$330,133 (b)
Morocco 0.3%
		Morocco Government International Bonds
	200,000	6.50%, due 9/8/2033	206,979 (b)
	200,000	5.50%, due 12/11/2042	173,527 (b)
			380,506
Nigeria 0.3%
		Nigeria Government International Bonds
	400,000	8.75%, due 1/21/2031	316,976 (b)
	200,000	7.88%, due 2/16/2032	147,500 (b)
			464,476
Oman 0.5%
		Oman Government International Bonds
	200,000	6.25%, due 1/25/2031	206,750 (b)
	215,000	6.75%, due 1/17/2048	207,227 (b)
	200,000	7.00%, due 1/25/2051	198,214 (b)
			612,191
Panama 0.5%
		Panama Government International Bonds
	200,000	6.40%, due 2/14/2035	211,463
	153,000	6.70%, due 1/26/2036	164,262
	240,000	6.85%, due 3/28/2054	250,505
			626,230
Papua New Guinea 0.1%
	200,000	Papua New Guinea Government International Bonds, 8.38%, due 10/4/2028	177,599 (b)
Paraguay 0.3%
	430,000	Paraguay Government International Bonds, 6.10%, due 8/11/2044	408,562 (b)
Peru 1.4%
		Peru Government Bonds
PEN	365,000	5.94%, due 2/12/2029	93,088
PEN	1,999,000	5.40%, due 8/12/2034	454,472
PEN	207,000	5.35%, due 8/12/2040	43,958
		Peruvian Government International Bonds
PEN	329,000	5.20%, due 9/12/2023	88,050 (b)
EUR	584,000	1.25%, due 3/11/2033	464,619
	$100,000	8.75%, due 11/21/2033	127,703
PEN	427,000	5.40%, due 8/12/2034	97,078 (b)
EUR	274,000	1.95%, due 11/17/2036	210,333
PEN	1,564,000	6.90%, due 8/12/2037	396,801 (b)
			1,976,102
Philippines 0.2%
EUR	326,000	Philippines Government International Bonds, 1.75%, due 4/28/2041	231,939
Poland 3.5%
EUR	126,000	Bank Gospodarstwa Krajowego, 5.13%, due 2/22/2033	143,963 (b)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Poland – cont'd
		Poland Government Bonds
PLN	5,521,000	2.50%, due 7/25/2026	$1,194,239
PLN	715,000	0.25%, due 10/25/2026	141,859
PLN	2,825,000	2.50%, due 7/25/2027	593,536
PLN	2,286,000	7.50%, due 7/25/2028	586,906
PLN	4,666,000	2.75%, due 10/25/2029	934,725
PLN	4,046,000	Series 1030, 1.25%, due 10/25/2030	705,496
PLN	1,795,000	1.75%, due 4/25/2032	310,387
PLN	304,000	6.00%, due 10/25/2033	73,989
	$127,000	Poland Government International Bonds, 5.50%, due 4/4/2053	131,464
			4,816,564
Qatar 0.3%
	346,000	Qatar Government International Bonds, 4.82%, due 3/14/2049	341,960 (b)
Romania 2.5%
		Romania Government Bonds
RON	1,415,000	3.25%, due 6/24/2026	283,998
RON	4,795,000	2.50%, due 10/25/2027	886,857
RON	35,000	5.00%, due 2/12/2029	6,992
RON	1,865,000	4.85%, due 7/25/2029	366,220
RON	725,000	4.15%, due 10/24/2030	132,754
RON	515,000	3.65%, due 9/24/2031	88,627
RON	530,000	6.70%, due 2/25/2032	112,932
RON	650,000	4.75%, due 10/11/2034	115,466
		Romania Government International Bonds
EUR	900,000	2.00%, due 1/28/2032	708,870 (b)
	$50,000	7.13%, due 1/17/2033	53,482 (b)
EUR	104,000	2.00%, due 4/14/2033	79,212 (b)
EUR	176,000	3.75%, due 2/7/2034	153,684 (b)
EUR	214,000	3.88%, due 10/29/2035	181,372 (b)
EUR	62,000	2.88%, due 4/13/2042	40,211 (b)
EUR	342,000	3.38%, due 1/28/2050	226,022 (b)
			3,436,699
Senegal 0.1%
EUR	140,000	Senegal Government International Bonds, 4.75%, due 3/13/2028	127,447 (b)
Serbia 0.7%
		Serbia International Bonds
EUR	191,000	1.50%, due 6/26/2029	161,489 (b)
EUR	100,000	1.65%, due 3/3/2033	72,099 (b)
	$205,000	6.50%, due 9/26/2033	207,829 (b)
EUR	334,000	2.05%, due 9/23/2036	222,771 (b)
		Serbia Treasury Bonds
RSD	16,660,000	4.50%, due 1/11/2026	151,905
RSD	9,970,000	5.88%, due 2/8/2028	94,069
			910,162
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
South Africa 5.6%
		South Africa Government Bonds
ZAR	31,926,758	7.00%, due 2/28/2031	$1,416,140
ZAR	57,917,215	8.88%, due 2/28/2035	2,658,567
ZAR	35,647,057	8.50%, due 1/31/2037	1,532,098
ZAR	15,864,819	9.00%, due 1/31/2040	688,665
ZAR	17,538,378	8.75%, due 1/31/2044	726,417
		South Africa Government International Bonds
	$200,000	5.88%, due 4/20/2032	181,400
	273,000	5.65%, due 9/27/2047	196,816
	200,000	5.75%, due 9/30/2049	143,235
	200,000	7.30%, due 4/20/2052	170,285
			7,713,623
Sri Lanka 0.4%
		Sri Lanka Government International Bonds
	200,000	6.85%, due 11/3/2025	70,064 (b)(h)
	564,000	6.75%, due 4/18/2028	185,033 (b)(h)
	203,000	7.85%, due 3/14/2029	66,587 (b)(h)
	550,000	7.55%, due 3/28/2030	180,361 (b)(h)
			502,045
Thailand 3.8%
		Thailand Government Bonds
THB	5,052,000	2.40%, due 12/17/2023	148,705
THB	8,000,000	0.75%, due 6/17/2024	231,562
THB	13,418,000	1.45%, due 12/17/2024	390,280
THB	10,500,000	2.13%, due 12/17/2026	308,081
THB	8,000,000	1.00%, due 6/17/2027	224,239
THB	36,900,000	2.65%, due 6/17/2028	1,105,574
THB	8,000,000	4.88%, due 6/22/2029	269,362
THB	7,000,000	3.65%, due 6/20/2031	222,682
THB	25,000,000	2.00%, due 12/17/2031	704,635
THB	2,000,000	3.78%, due 6/25/2032	64,685
THB	5,000,000	1.60%, due 6/17/2035	130,518
THB	6,571,000	1.59%, due 12/17/2035	170,131
THB	7,350,000	3.40%, due 6/17/2036	229,939
THB	8,000,000	3.39%, due 6/17/2037	251,369
THB	10,116,000	3.30%, due 6/17/2038	311,115
THB	13,700,000	2.00%, due 6/17/2042	343,218
THB	3,300,000	3.45%, due 6/17/2043	103,694
THB	1,248,000	2.88%, due 6/17/2046	35,294
			5,245,083
Tunisia 0.0%(f)
EUR	104,000	Tunisian Republic, 6.38%, due 7/15/2026	54,819 (b)
Turkey 0.8%
TRY	10,653,420	Turkey Government Bonds, 1.50%, due 6/18/2025	636,418 (j)
		Turkey Government International Bonds
	$300,000	9.13%, due 7/13/2030	299,377
	200,000	5.88%, due 6/26/2031	166,300
			1,102,095
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Uganda 0.2%
UGX	1,158,500,000	Uganda Government Bonds, 14.25%, due 6/22/2034	$283,464
Ukraine 0.3%
Ukraine Government International Bonds
	$128,000	7.75%, due 9/1/2027	21,688 (b)
	250,000	7.75%, due 9/1/2028	42,825 (b)
	470,000	6.88%, due 5/21/2031	76,323 (b)
	490,000	0.00%, due 8/1/2041	124,998 (b)(l)
	286,000	0.00%, due 8/1/2041	72,958 (c)(l)
338,792
United Arab Emirates 0.2%
	200,000	UAE International Government Bonds, 4.95%, due 7/7/2052	201,702 (b)
Uruguay 0.4%
Uruguay Government International Bonds
UYU	16,995,000	8.50%, due 3/15/2028	410,280 (b)
UYU	6,115,538	8.25%, due 5/21/2031	141,570
551,850
Uzbekistan 0.1%
	$200,000	Uzbekneftegaz JSC, 4.75%, due 11/16/2028	160,998 (c)
Venezuela 0.1%
	916,200	Venezuela Government International Bonds, 8.25%, due 10/13/2024	91,620 (b)(h)
Zambia 0.3%
ZMW	3,580,000	Zambia Government Bonds, 13.00%, due 1/25/2031	104,835
Zambia Government International Bonds
	$210,000	5.38%, due 9/20/2022	90,787 (b)(h)
	200,000	8.50%, due 4/14/2024	93,552 (b)
	210,000	8.97%, due 7/30/2027	97,062 (b)
386,236
Total Foreign Government Securities (Cost $92,467,466)			84,506,184
U.S. Treasury Obligations 1.2%
U.S. Treasury Bills
	1,329,300	4.80%, due 8/10/2023	1,311,054 (m)
	316,200	4.49%, due 9/7/2023	310,722 (m)
Total U.S. Treasury Obligations (Cost $1,622,533)			1,621,776
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Number of Shares		Value

Short-Term Investments 4.8%
Investment Companies 4.8%
6,575,184	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.76%(n) (Cost $6,575,184)	6,575,184
Total Investments 95.5% (Cost $145,468,656)		131,055,863
Other Assets Less Liabilities 4.5%		6,169,773 (o)
Net Assets 100.0%		$137,225,636

(a)	Principal amount is stated in the currency in which the security is denominated.
(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2023 amounted to $41,371,468, which represents 30.1% of net assets of the
Fund.

(c)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2023, these securities amounted to $12,293,156, which represents 9.0% of net assets of the Fund.

(d)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.
(f)	Represents less than 0.05% of net assets of the Fund.
(g)	When-issued security. Total value of all such securities at April 30, 2023 amounted to $260,788, which represents 0.2% of net assets of the Fund.
(h)	Defaulted security.
(i)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
April 30, 2023.

(j)	Index-linked bond whose principal amount adjusts according to a government retail price index.
(k)	All or a portion of this security was purchased on a delayed delivery basis.
(l)	Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2023 and changes periodically.
(m)	Rate shown was the discount rate at the date of purchase.
(n)	Represents 7-day effective yield as of April 30, 2023.
(o)	Includes the impact of the Fund’s open positions in derivatives at April 30, 2023.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Foreign Government*	$83,469,551	60.8%
Oil & Gas	7,784,225	5.7%
Banks	7,076,665	5.2%
Electric	2,854,625	2.1%
Mining	2,686,667	2.0%
Pipelines	1,692,232	1.2%
U.S. Treasury Obligations	1,621,776	1.2%
Telecommunications	1,620,262	1.2%
Chemicals	1,559,839	1.1%
Lodging	1,392,452	1.0%
Real Estate	1,151,511	0.8%
Diversified Financial Services	1,134,403	0.8%
Energy - Alternate Sources	892,898	0.7%
Food	843,503	0.6%
Iron - Steel	793,945	0.6%
Multi-National	754,198	0.6%
Insurance	702,291	0.5%
Internet	613,660	0.5%
Semiconductors	606,789	0.4%
Retail	574,748	0.4%
Engineering & Construction	560,535	0.4%
Pharmaceuticals	449,532	0.3%
Transportation	438,637	0.3%
Commercial Services	404,801	0.3%
Holding Companies - Diversified	390,785	0.3%
Investment Companies	380,521	0.3%
Airlines	238,917	0.2%
Media	229,940	0.2%
Building Materials	220,446	0.2%
Real Estate Investment Trusts	189,839	0.1%
Beverages	186,506	0.1%
Gas	178,709	0.1%
Computers	168,399	0.1%
Entertainment	162,240	0.1%
Packaging & Containers	160,488	0.1%
Oil & Gas Services	155,110	0.1%
Healthcare - Services	139,034	0.1%
Short-Term Investments and Other Assets—Net	12,744,957	9.3%
	$137,225,636	100.0%

*	Foreign Governments do not constitute an industry.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At April 30, 2023, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2023	45	Korea Bond, 3 Year	$3,526,300	$9,080
6/2023	8	U.S. Treasury Long Bond	1,053,250	46,515
6/2023	10	U.S. Treasury Note, 10 Year	1,152,031	36,369
6/2023	12	U.S. Treasury Note, 2 Year	2,473,969	23,719
6/2023	49	U.S. Treasury Note, 5 Year	5,377,367	72,994
6/2023	8	U.S. Treasury Ultra Bond	1,131,250	56,875
Total Long Positions			$14,714,167	$245,552

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2023	8	Euro-Bobl	$(1,039,930)	$(17,289)
6/2023	30	Euro-Bund	(4,481,209)	(165,111)
6/2023	4	Euro-Buxl Bond, 30 Year	(614,860)	(36,407)
6/2023	1	Euro-Schatz	(116,443)	16
6/2023	22	U.S. Treasury Note, 10 Year	(2,534,469)	(50,307)
Total Short Positions			$(8,786,911)	$(269,098)
Total Futures				$(23,546)
At April 30, 2023, the Fund had $691,525 deposited in a segregated account to cover margin requirements on open futures.
For the six months ended April 30, 2023, the average notional value for the months where the Fund had futures outstanding was $10,825,849 for long positions and $(9,927,030) for short positions.
Forward foreign currency contracts ("forward FX contracts")
At April 30, 2023, open forward FX contracts for the Fund were as follows:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BRL	20,446,029	USD	3,856,766	GSI	6/2/2023	$217,551
BRL	2,149,640	USD	410,425	GSI	6/2/2023	17,938
BRL	2,876,603	USD	564,672	GSI	6/2/2023	8,554
BRL	724,721	USD	143,442	GSI	6/2/2023	974
USD	57,887	CLP	46,030,701	GSI	6/22/2023	1,242
CNH	6,624,179	USD	955,966	BCB	6/21/2023	3,879
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
CNH	6,624,180	USD	956,179	BCB	6/21/2023	$3,666
CNH	1,006,659	USD	145,259	CITI	6/21/2023	606
USD	146,917	CNH	1,006,334	HSBC	6/21/2023	1,099
USD	406,309	CNY	2,779,842	SSB	6/21/2023	3,272
USD	617,047	COP	2,838,424,079	BCB	6/21/2023	19,519
USD	409,975	COP	1,899,592,037	DB	6/21/2023	10,084
USD	265,434	COP	1,221,942,864	JPM	6/21/2023	8,197
CZK	7,744,362	EUR	322,500	BNP	6/21/2023	5,490
CZK	7,903,338	EUR	330,115	BNP	6/21/2023	4,505
CZK	10,567,295	EUR	444,051	SCB	6/21/2023	3,078
EUR	256,433	CZK	6,054,392	BNP	6/21/2023	469
EUR	631,451	CZK	14,807,533	MS	6/21/2023	5,876
EUR	203,378	CZK	4,803,640	SCB	6/21/2023	284
EUR	2,480,309	USD	2,707,267	CITI	5/3/2023	25,786
EUR	6,525,320	USD	7,170,478	CITI	5/3/2023	19,775
EUR	510,540	USD	557,773	CITI	5/3/2023	4,791
EUR	654,809	USD	721,048	JPM	5/3/2023	486
USD	344,094	EUR	312,151	JPM	5/3/2023	135
HUF	50,600,372	EUR	131,957	CITI	5/10/2023	3,644
HUF	251,534,549	EUR	650,322	JPM	5/10/2023	24,326
HUF	260,564,768	EUR	674,722	SSB	5/10/2023	24,039
IDR	1,013,676,436	USD	68,219	BNP	6/21/2023	834
IDR	9,455,661,355	USD	609,335	GSI	6/21/2023	34,802
IDR	2,157,870,925	USD	142,050	MS	6/21/2023	4,948
USD	125,640	IDR	1,842,235,526	MS	6/21/2023	144
INR	27,118,410	USD	326,566	MS	5/10/2023	5,113
USD	110,750	KRW	145,754,150	BCB	6/21/2023	1,494
USD	52,974	KRW	69,209,543	JPM	6/21/2023	1,094
MXN	5,982,247	USD	319,266	CITI	6/21/2023	10,128
MXN	3,241,832	USD	174,327	CITI	6/21/2023	4,174
MXN	6,606,366	USD	346,191	GSI	6/21/2023	17,568
MXN	4,369,958	USD	232,391	HSBC	6/21/2023	8,227
MXN	1,371,877	USD	75,299	HSBC	6/21/2023	239
MXN	17,439,623	USD	950,628	MS	6/21/2023	9,631
MYR	3,014,968	USD	670,555	SCB	6/21/2023	9,488
USD	11,702	MYR	51,242	JPM	6/21/2023	144
PEN	499,249	USD	131,326	JPM	6/21/2023	2,960
PHP	2,102,924	USD	37,788	CITI	6/21/2023	166
PLN	6,017,427	EUR	1,267,375	BCB	6/21/2023	41,424
PLN	1,462,710	EUR	316,813	CITI	6/21/2023	411
PLN	308,856	EUR	65,192	MS	6/21/2023	1,969
RON	8,411,236	EUR	1,690,633	CITI	5/30/2023	13,659
RON	580,432	EUR	116,730	GSI	5/30/2023	871
THB	12,338,106	USD	360,574	HSBC	5/19/2023	1,303
THB	46,055,682	USD	1,324,528	DB	6/21/2023	30,704
THB	8,316,433	USD	238,896	BNP	7/6/2023	6,191
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
THB	2,348,180	USD	68,056	CITI	7/6/2023	$1,146
THB	2,339,381	USD	68,359	GSI	7/6/2023	583
USD	272,786	THB	9,205,249	SCB	6/21/2023	1,913
USD	104,540	THB	3,396,405	MS	7/6/2023	4,447
USD	74,591	THB	2,404,659	SCB	7/6/2023	3,725
USD	671,655	TRY	13,578,295	BCB	6/21/2023	52,158
USD	573,700	TRY	11,571,519	CITI	6/21/2023	45,760
USD	265,756	TRY	5,505,926	GSI	6/21/2023	14,553
USD	261,833	TRY	5,694,584	GSI	6/21/2023	2,023
USD	237,111	TWD	7,114,052	BNP	7/6/2023	4,522
USD	65,289	TWD	1,935,880	BNP	7/6/2023	1,997
USD	146,041	TWD	4,331,142	CITI	7/6/2023	4,436
UYU	5,661,360	USD	141,216	CITI	8/10/2023	2,255
UYU	3,323,884	USD	83,704	JPM	8/10/2023	530
USD	499,152	ZAR	9,118,253	BCB	5/10/2023	1,002
USD	383,861	ZAR	6,887,581	GSI	5/10/2023	7,577
USD	361,354	ZAR	6,557,244	MS	5/10/2023	3,117
USD	511,614	ZAR	9,336,704	MS	5/10/2023	1,530
ZAR	29,863,859	USD	1,620,975	MS	5/10/2023	10,551
Total unrealized appreciation						$790,776
USD	441,178	BRL	2,255,180	HSBC	6/2/2023	(8,216)
USD	64,229	BRL	328,581	SSB	6/2/2023	(1,248)
CLP	651,881,985	USD	808,586	SCB	6/22/2023	(6,383)
USD	81,967	CLP	66,691,033	SCB	6/22/2023	(102)
CNH	579,755	USD	84,058	BNP	6/21/2023	(51)
CNH	1,406,702	USD	205,375	HSBC	6/21/2023	(1,543)
CNH	950,396	USD	139,340	HSBC	6/21/2023	(1,628)
CNH	1,563,409	USD	229,119	MS	6/21/2023	(2,581)
CNH	1,022,633	USD	149,446	SCB	6/21/2023	(1,266)
COP	424,481,595	USD	90,819	CITI	6/21/2023	(1,460)
COP	3,179,356,604	USD	674,170	GSI	6/21/2023	(4,870)
COP	1,689,315,892	USD	358,046	MS	6/21/2023	(2,421)
USD	67,816	COP	330,464,541	JPM	6/21/2023	(1,751)
USD	1,734,535	COP	8,315,188,225	JPM	6/21/2023	(15,930)
CZK	3,622,861	EUR	153,576	BCB	6/21/2023	(425)
CZK	1,854,259	EUR	78,845	GSI	6/21/2023	(484)
EUR	92,157	CZK	2,180,428	CITI	6/21/2023	(47)
EUR	21,719	CZK	515,427	CITI	6/21/2023	(83)
EUR	126,697	HUF	47,407,732	BNP	5/10/2023	(34)
EUR	415,071	HUF	163,849,361	BNP	5/10/2023	(25,269)
EUR	171,941	HUF	65,541,964	CITI	5/10/2023	(3,596)
EUR	632,653	HUF	237,769,912	HSBC	5/10/2023	(3,242)
EUR	632,396	PLN	2,953,251	BNP	6/21/2023	(8,850)
EUR	65,862	PLN	310,804	CITI	6/21/2023	(1,696)
EUR	138,641	PLN	658,261	CITI	6/21/2023	(4,532)
EUR	261,648	PLN	1,234,414	CITI	6/21/2023	(6,664)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
EUR	66,421	PLN	309,341	GSI	6/21/2023	$(729)
EUR	540,575	PLN	2,551,875	JPM	6/21/2023	(14,135)
EUR	250,114	RON	1,239,032	GSI	5/30/2023	(828)
USD	686,059	EUR	624,323	CITI	5/3/2023	(1,883)
USD	7,117,020	EUR	6,525,320	CITI	5/3/2023	(73,233)
USD	73,338	EUR	66,858	JPM	5/3/2023	(333)
USD	597,910	EUR	545,642	JPM	5/3/2023	(3,333)
USD	503,695	EUR	461,727	JPM	5/3/2023	(5,082)
USD	686,768	EUR	628,798	JPM	5/3/2023	(6,105)
USD	229,976	EUR	210,187	MS	5/3/2023	(1,628)
USD	872,498	EUR	795,973	MS	5/3/2023	(4,585)
USD	7,182,860	EUR	6,525,320	CITI	6/2/2023	(19,821)
USD	173,941	EUR	157,667	JPM	6/5/2023	(122)
USD	722,375	EUR	654,809	JPM	6/5/2023	(528)
USD	233,461	IDR	3,595,903,500	BNP	6/21/2023	(11,499)
USD	288,038	IDR	4,458,225,087	CITI	6/21/2023	(15,665)
USD	244,740	IDR	3,691,774,526	DB	6/21/2023	(6,751)
USD	67,758	IDR	1,010,951,781	GSI	6/21/2023	(1,110)
USD	371,825	IDR	5,649,511,000	GSI	6/21/2023	(13,030)
USD	68,812	IDR	1,022,105,252	MS	6/21/2023	(815)
USD	334,566	INR	27,889,408	HSBC	5/10/2023	(6,543)
KRW	451,852,219	USD	345,521	JPM	5/17/2023	(7,498)
KRW	454,385,297	USD	341,112	HSBC	5/22/2023	(1,112)
KRW	520,024,814	USD	392,309	CITI	5/25/2023	(3,136)
USD	116,022	MXN	2,219,204	GSI	6/21/2023	(6,172)
USD	53,908	MXN	994,524	MS	6/21/2023	(852)
USD	1,022,042	MXN	18,792,391	MS	6/21/2023	(12,703)
USD	386,457	MXN	7,121,037	SSB	6/21/2023	(5,641)
MYR	2,164,659	USD	490,698	JPM	5/15/2023	(3,587)
PLN	573,755	EUR	124,578	BNP	6/21/2023	(178)
THB	4,738,128	USD	140,108	BNP	6/21/2023	(684)
THB	3,629,824	USD	107,452	GSI	6/21/2023	(641)
THB	3,492,464	USD	103,134	BNP	7/6/2023	(211)
THB	6,398,828	USD	191,984	CITI	7/6/2023	(3,409)
THB	2,191,613	USD	66,689	GSI	7/6/2023	(2,102)
USD	1,062,024	THB	36,413,314	JPM	5/8/2023	(4,837)
TRY	15,407,080	USD	708,531	BCB	6/21/2023	(5,597)
TWD	4,150,175	USD	140,474	HSBC	7/6/2023	(4,787)
TWD	9,293,692	USD	320,853	MS	7/6/2023	(17,001)
USD	324,533	ZAR	5,943,511	GSI	5/10/2023	(174)
ZAR	3,333,944	USD	182,239	BNP	5/10/2023	(98)
ZAR	6,651,073	USD	363,785	CITI	5/10/2023	(422)
ZAR	1,657,069	USD	93,084	CITI	5/10/2023	(2,555)
ZAR	1,937,688	USD	106,384	MS	5/10/2023	(524)
Total unrealized depreciation						$(376,051)
Total net unrealized appreciation						$414,725
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
For the six months ended April 30, 2023, the average notional value for the months where the Fund had forward FX contracts outstanding was $106,033,869.
Credit default swap contracts ("credit default swaps")
At April 30, 2023, the Fund had outstanding credit default swaps as follows:
Centrally Cleared Credit Default Swaps — Buy Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Paid by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	CDX Emerging Markets Index, Ser. 39 V.1	USD	3,621,062	1.00%	3M	6/20/2028	$239,240	$(20,383)	$(4,225)	$214,632

For the six months ended April 30, 2023, the average notional value for the months where the Fund had credit default swaps outstanding was $6,224,631 for buy protection.
Interest rate swap contracts ("interest rate swaps")
At April 30, 2023, the Fund had outstanding interest rate swaps as follows:
Centrally cleared interest rate swaps
Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Effective Date(a)	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME	BRL	6,050,785	Pay	1D CETIP	4.84%	—	T/T	1/2/2024	$(70,329)	$(118,190)	$(188,519)
CME	BRL	2,841,304	Pay	1D CETIP	4.99%	—	T/T	1/2/2024	(32,051)	(58,818)	(90,869)
CME	BRL	3,300,564	Pay	1D CETIP	5.76%	—	T/T	1/2/2024	(35,545)	(38,427)	(73,972)
CME	BRL	2,433,475	Pay	1D CETIP	5.97%	—	T/T	1/2/2024	(24,796)	(36,483)	(61,279)
CME	BRL	1,838,229	Pay	1D CETIP	6.50%	—	T/T	1/2/2024	(18,272)	(11,256)	(29,528)
CME	BRL	20,460	Pay	1D CETIP	11.66%	—	T/T	1/2/2024	(46)	(65)	(111)
CME	BRL	3,843,874	Pay	1D CETIP	5.65%	—	T/T	1/2/2025	(86,329)	(49,853)	(136,182)
CME	BRL	1,325,330	Pay	1D CETIP	6.46%	—	T/T	1/2/2025	(26,726)	(9,222)	(35,948)
CME	BRL	1,240,652	Pay	1D CETIP	6.82%	—	T/T	1/2/2025	(23,610)	(5,514)	(29,124)
CME	BRL	947,033	Pay	1D CETIP	6.23%	—	T/T	1/4/2027	(40,226)	(9,452)	(49,678)
CME	BRL	738,928	Pay	1D CETIP	11.33%	—	T/T	1/4/2027	(2,642)	(2,123)	(4,765)
CME	BRL	3,740,600	Receive	1D CETIP	12.23%	—	T/T	1/4/2027	(12,216)	8,254	(3,962)
CME	BRL	5,316,025	Pay	1D CETIP	12.67%	—	T/T	1/4/2027	32,601	(2,147)	30,454
CME	BRL	7,300,099	Pay	1D CETIP	12.76%	—	T/T	1/4/2027	49,256	(2,443)	46,813
CME	BRL	1,786,760	Pay	1D CETIP	13.02%	—	T/T	1/4/2027	17,299	(539)	16,760
CME	BRL	1,529,989	Pay	1D CETIP	11.40%	—	T/T	1/2/2029	(9,480)	(4,254)	(13,734)
LCH	BRL	9,707,605	Pay	1D CETIP	11.48%	—	T/T	1/4/2027	(21,436)	(1,496)	(22,932)
CME	CLP	306,168,876	Receive	1D CLICP	6.32%	—	6M/6M	3/24/2026	4,222	4,400	8,622
CME	CLP	179,373,543	Receive	1D CLICP	2.33%	—	6M/6M	6/5/2030	39,983	7,984	47,967
CME	CLP	163,946,219	Pay	1D CLICP	2.15%	—	6M/6M	8/24/2030	(39,563)	(3,161)	(42,724)
CME	COP	3,549,606,043	Receive	1D IBRCOL	8.37%	—	3M/3M	4/13/2024	25,165	1,409	26,574
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Effective Date(a)	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME	COP	547,071,621	Receive	1D IBRCOL	6.40%	—	3M/3M	1/6/2027	$10,861	$387	$11,248
CME	COP	82,908,573	Receive	1D IBRCOL	6.45%	—	3M/3M	1/7/2027	1,617	58	1,675
CME	COP	2,364,126,444	Receive	1D IBRCOL	7.14%	—	3M/3M	1/31/2027	35,735	207	35,942
CME	COP	911,746,001	Receive	1D IBRCOL	9.02%	—	3M/3M	8/11/2032	71	1,247	1,318
LCH	CZK	67,769,093	Receive	6M PRIBOR	5.93%	—	6M/1Y	3/24/2025	5,988	4,221	10,209
LCH	CZK	14,057,387	Pay	6M PRIBOR	4.51%	—	1Y/6M	12/6/2027	(8,528)	(7,347)	(15,875)
LCH	CZK	16,850,476	Pay	6M PRIBOR	4.35%	—	1Y/6M	1/23/2028	(14,579)	(6,137)	(20,716)
LCH	CZK	7,526,260	Pay	6M PRIBOR	4.52%	—	1Y/6M	1/27/2028	(4,078)	(2,478)	(6,556)
LCH	CZK	18,197,923	Pay	6M PRIBOR	4.70%	—	1Y/6M	4/11/2028	(2,068)	(1,183)	(3,251)
LCH	CZK	8,851,470	Pay	6M PRIBOR	5.05%	—	1Y/6M	4/17/2028	5,361	(346)	5,015
LCH	CZK	3,935,545	Pay	6M PRIBOR	5.01%	—	1Y/6M	4/21/2028	2,069	(113)	1,956
LCH	HUF	155,800,526	Pay	6M BUBOR	8.65%	—	1Y/6M	2/6/2028	(2,515)	(7,601)	(10,116)
LCH	HUF	204,262,287	Pay	6M BUBOR	8.72%	—	1Y/6M	2/10/2028	(1,644)	(9,398)	(11,042)
LCH	ILS	1,777,438	Pay	3M TELBOR	3.47%	—	1Y/3M	1/6/2028	(4,545)	3,875	(670)
LCH	ILS	1,921,133	Pay	3M TELBOR	3.50%	—	1Y/3M	1/6/2028	(4,245)	4,238	(7)
LCH	ILS	1,830,560	Pay	3M TELBOR	3.47%	—	1Y/3M	1/9/2028	(4,787)	5,363	576
LCH	ILS	907,971	Pay	3M TELBOR	3.10%	—	1Y/3M	1/16/2028	(6,237)	1,758	(4,479)
LCH	ILS	1,187,575	Pay	3M TELBOR	3.10%	—	1Y/3M	1/16/2028	(8,664)	2,300	(6,364)
LCH	ILS	534,821	Pay	3M TELBOR	3.14%	—	1Y/3M	1/27/2028	(3,452)	1,116	(2,336)
LCH	ILS	850,000	Pay	3M TELBOR	3.20%	—	1Y/3M	1/30/2028	(4,891)	(431)	(5,322)
LCH	ILS	715,498	Pay	3M TELBOR	3.13%	—	1Y/3M	2/7/2028	(4,683)	(387)	(5,070)
LCH	ILS	1,451,833	Pay	3M TELBOR	4.30%	—	1Y/3M	3/9/2028	10,730	(180)	10,550
CME	MXN	6,237,085	Pay	28D TIIE	8.04%	—	28D/28D	1/7/2028	(6,795)	(704)	(7,499)
CME	MXN	7,674,051	Pay	28D TIIE	8.09%	—	28D/28D	1/7/2028	(7,475)	(852)	(8,327)
CME	MXN	7,682,860	Pay	28D TIIE	8.14%	—	28D/28D	1/7/2028	(6,657)	(840)	(7,497)
CME	MXN	15,558,987	Pay	28D TIIE	8.58%	—	28D/28D	2/3/2028	1,325	(1,483)	(158)
CME	MXN	7,282,589	Receive	28D TIIE	7.35%	—	28D/28D	11/10/2031	24,947	986	25,933
CME	MXN	9,063,869	Receive	28D TIIE	7.38%	—	28D/28D	11/10/2031	30,130	1,218	31,348
LCH	MXN	7,141,278	Receive	28D TIIE	9.33%	—	28D/28D	3/25/2026	(1,055)	121	(934)
LCH	PLN	488,008	Receive	6M WIBOR	6.74%	—	6M/1Y	9/28/2032	(11,391)	(3,896)	(15,287)
LCH	THB	21,000,000	Receive	1D THOR	1.89%	—	3M/3M	1/12/2025	491	(48)	443
LCH	THB	9,000,000	Receive	1D THOR	2.18%	—	3M/3M	1/12/2028	(415)	(60)	(475)
LCH	TWD	20,000,000	Receive	3M TAIBOR	1.23%	—	3M/3M	2/8/2028	3,778	207	3,985
LCH	ZAR	46,555,603	Pay	3M JIBAR	8.16%	—	3M/3M	4/5/2028	(29,633)	368	(29,265)
LCH	ZAR	8,066,932	Pay	3M JIBAR	10.14%	1/12/2028	3M/3M	1/12/2033	(6,533)	—	(6,533)
LCH	ZAR	10,512,315	Pay	3M JIBAR	10.21%	1/12/2028	3M/3M	1/12/2033	(7,467)	—	(7,467)
Total									$(293,975)	$(347,210)	$(641,185)

(a)	Forward swap. Effective date, if any, reflects the date interest accruals will commence.
At April 30, 2023, the Fund had $1,339,431 deposited in a segregated account to cover margin requirements for centrally cleared swaps.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Over-the-counter interest rate swaps
Counterparty	Notional Amount	Notional Amount	Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	MXN	9,462,643	Pay	28D TIIE	6.17%	28D/28D	3/5/2026	$(39,892)	$(1,643)	$(41,535)
JPM	MXN	7,500,000	Pay	28D TIIE	6.13%	28D/28D	6/18/2026	(32,962)	(251)	(33,213)
Total								$(72,854)	$(1,894)	$(74,748)
For the six months ended April 30, 2023, the average notional value for the months where the Fund had interest rate swaps outstanding was $11,534,185 when the Fund paid the fixed rate and $22,042,238 when the Fund received the fixed rate.
At April 30, 2023, the Fund had cash collateral of $160,000, $110,000 and $9,960 received from Goldman Sachs International, Barclays Bank PLC and Morgan Stanley Capital Services LLC, respectively, to cover collateral requirements on over-the-counter derivatives.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds#	$—	$38,352,719	$—	$38,352,719
Foreign Government Securities#	—	84,506,184	—	84,506,184
U.S. Treasury Obligations	—	1,621,776	—	1,621,776
Short-Term Investments	—	6,575,184	—	6,575,184
Total Investments	$—	$131,055,863	$—	$131,055,863

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of April 30, 2023:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$245,568	$—	$—	$245,568
Liabilities	(269,114)	—	—	(269,114)
Forward FX Contracts@
Assets	—	790,776	—	790,776
Liabilities	—	(376,051)	—	(376,051)
Swaps
Assets	—	532,020	—	532,020
Liabilities	—	(1,033,321)	—	(1,033,321)
Total	$(23,546)	$(86,576)	$—	$(110,122)

@	Futures and forward FX contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)
April 30, 2023

Principal Amount		Value
Asset-Backed Securities 2.8%
$1,000,000	37 Capital CLO 1 Ltd., Series 2021-1A, Class E, (3 mo. USD LIBOR + 7.20%), 12.46%, due 10/15/2034	$931,694 (a)(b)
1,000,000	37 Capital CLO III, Series 2023-1A, Class E, (3 mo. USD Term SOFR + 9.03%), 9.03%, due 4/15/2036	949,964 (a)(b)
AGL Static CLO Ltd.
1,000,000	Series 2022-18A, Class F, (3 mo. USD Term SOFR + 8.25%), 13.31%, due 4/21/2031	934,561 (a)(b)
500,000	Series 2022-18A, Class E, (3 mo. USD Term SOFR + 6.85%), 11.91%, due 4/21/2031	458,492 (a)(b)
1,000,000	Barings CLO Ltd., Series 2018-3A, Class E, (3 mo. USD LIBOR + 5.75%), 11.00%, due 7/20/2029	904,130 (a)(b)
1,000,000	Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class D, (3 mo. USD LIBOR + 6.41%), 11.67%, due 10/15/2030	847,977 (a)(b)
500,000	Flatiron CLO Ltd., Series 2017-1A, Class ER, (3 mo. USD LIBOR + 5.90%), 10.76%, due 5/15/2030	468,252 (a)(b)
500,000	Galaxy XV CLO Ltd., Series 2013-15A, Class ER, (3 mo. USD LIBOR + 6.65%), 11.91%, due 10/15/2030	415,646 (a)(b)
1,000,000	Goldentree Loan Opportunities XII Ltd., Series 2016-12A, Class DR, (3 mo. USD LIBOR + 2.90%), 8.16%, due 7/21/2030	953,386 (a)(b)
Magnetite XV Ltd.
385,000	Series 2015-15A, Class ER, (3 mo. USD Term SOFR + 5.46%), 10.53%, due 7/25/2031	337,867 (a)(b)
1,000,000	Series 2015-15A, Class DR, (3 mo. USD Term SOFR + 3.01%), 8.08%, due 7/25/2031	952,558 (a)(b)
Palmer Square Loan Funding Ltd.
1,400,000	Series 2022-1A, Class D, (3 mo. USD Term SOFR + 5.00%), 9.99%, due 4/15/2030	1,244,562 (a)(b)
500,000	Series 2022-5A, Class D, (3 mo. USD Term SOFR + 5.38%), 10.37%, due 1/15/2031	455,528 (a)(b)
Stratus CLO Ltd.
800,000	Series 2021-3A, Class F, (3 mo. USD LIBOR + 7.70%), 12.95%, due 12/29/2029	684,935 (a)(b)
1,000,000	Series 2021-1A, Class D, (3 mo. USD LIBOR + 2.50%), 7.75%, due 12/29/2029	945,077 (a)(b)
1,000,000	Series 2022-1A, Class E, (3 mo. USD Term SOFR + 7.50%), 12.55%, due 7/20/2030	896,515 (a)(b)
Total Asset-Backed Securities (Cost $13,185,130)		12,381,144

Corporate Bonds 6.5%
Airlines 0.3%
670,000	American Airlines, Inc., 11.75%, due 7/15/2025	737,040 (a)
480,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, due 4/20/2026	471,357 (c)
1,208,397
Chemicals 0.5%
400,000	SCIH Salt Holdings, Inc., 4.88%, due 5/1/2028	360,170 (a)
1,305,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, due 11/1/2026	1,201,446 (a)
690,000	WR Grace Holdings LLC, 4.88%, due 6/15/2027	655,293 (a)
2,216,909
Commercial Services 0.7%
240,000	APX Group, Inc., 6.75%, due 2/15/2027	239,755 (a)
700,000	Garda World Security Corp., 4.63%, due 2/15/2027	643,008 (a)
800,000	Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer, Inc., 5.00%, due 2/1/2026	724,000 (a)
Prime Security Services Borrower LLC/Prime Finance, Inc.
1,170,000	3.38%, due 8/31/2027	1,045,564 (a)
510,000	3.38%, due 8/31/2027	455,759 (c)
3,108,086
Distribution - Wholesale 0.0%(d)
225,000	KAR Auction Services, Inc., 5.13%, due 6/1/2025	223,082 (a)
Diversified Financial Services 0.2%
948,168	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	846,449 (a)(e)
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Engineering & Construction 0.2%
$635,000	Artera Services LLC, 9.03%, due 12/4/2025	$545,379 (a)
553,172	Brock Holdings Notes 2022, 15.00%, due 1/24/2024	553,173 #(f)(g)
1,098,552
Entertainment 1.1%
1,735,000	Banijay Entertainment SASU, 5.38%, due 3/1/2025	1,691,591 (a)
915,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, due 7/1/2025	922,535 (a)
855,000	Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, due 5/1/2025	852,458 (a)
490,000	Raptor Acquisition Corp./Raptor Co.-Issuer LLC, 4.88%, due 11/1/2026	458,150 (a)
765,000	Scientific Games International, Inc., 7.00%, due 5/15/2028	763,133 (a)
4,687,867
Food Service 0.2%
845,000	Aramark Services, Inc., 6.38%, due 5/1/2025	845,000 (a)
Forest Products & Paper 0.1%
545,000	Ahlstrom Holding 3 Oy, 4.88%, due 2/4/2028	461,472 (a)
Leisure Time 0.1%
700,000	NCL Corp. Ltd., 5.88%, due 2/15/2027	660,294 (a)
Machinery - Diversified 0.2%
870,000	TK Elevator U.S. Newco, Inc., 5.25%, due 7/15/2027	813,334 (a)
Media 0.3%
325,000	Altice Financing SA, 5.00%, due 1/15/2028	263,153 (a)
944,000	Cumulus Media New Holdings, Inc., 6.75%, due 7/1/2026	691,480 (a)
515,000	DISH DBS Corp., 5.25%, due 12/1/2026	393,374 (a)
1,348,007
Packaging & Containers 0.6%
985,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.13%, due 8/15/2026	927,903 (a)
805,000	Trident TPI Holdings, Inc., 6.63%, due 11/1/2025	805,000 (a)
780,000	Trivium Packaging Finance BV, 5.50%, due 8/15/2026	757,266 (a)
2,490,169
Pipelines 0.5%
650,000	Cheniere Energy, Inc., 4.63%, due 10/15/2028	619,580
1,650,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, due 10/15/2026	1,584,000 (a)
2,203,580
Real Estate Investment Trusts 0.2%
770,000	XHR LP, 6.38%, due 8/15/2025	759,270 (a)
Retail 0.3%
eG Global Finance PLC
1,210,000	6.75%, due 2/7/2025	1,146,475 (a)
415,000	8.50%, due 10/30/2025	395,383 (a)
1,541,858
Software 0.1%
605,000	Rackspace Technology Global, Inc., 3.50%, due 2/15/2028	251,075 (a)
Telecommunications 0.9%
830,000	Altice France SA, 5.50%, due 1/15/2028	653,416 (a)
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Telecommunications – cont'd
$680,000	Connect Finco Sarl/Connect U.S. Finco LLC, 6.75%, due 10/1/2026	$648,076 (a)
580,000	Consolidated Communications, Inc., 5.00%, due 10/1/2028	425,256 (a)
	Iliad Holding SASU
1,640,000	6.50%, due 10/15/2026	1,578,025 (a)
230,000	7.00%, due 10/15/2028	217,618 (a)
900,000	Level 3 Financing, Inc., 3.40%, due 3/1/2027	704,143 (c)
		4,226,534
Total Corporate Bonds (Cost $31,115,334)		28,989,935

Loan Assignments(b) 85.9%
Aerospace & Defense 2.5%
2,774,038	Amentum Government Services Holdings LLC, Term Loan, (3 mo. USD Term SOFR + 4.00%), 8.76% – 9.03%, due 2/15/2029	2,656,141 (h)
	Brown Group Holding LLC
1,059,675	Term Loan B2, (1 mo. USD Term SOFR + 3.75%), 8.73% – 8.80%, due 7/2/2029	1,052,459 (h)
680,000	Term Loan B2, (1 mo. USD Term SOFR + 3.75%), 8.80%, due 7/2/2029	675,369
1,263,658	Cobham Ultra SeniorCo Sarl, Term Loan B, (6 mo. USD LIBOR + 3.50%), 8.56%, due 8/3/2029	1,230,221
	Peraton Corp.
2,131,559	Term Loan B, (1 mo. USD Term SOFR + 3.75%), 8.83%, due 2/1/2028	2,085,368
1,604,311	Second Lien Term Loan B1, (3 mo. USD LIBOR + 7.75%), 12.65%, due 2/1/2029	1,534,620
1,615,950	Propulsion (BC) Finco Sarl, Term Loan, (3 mo. USD Term SOFR + 4.00%), 8.90%, due 9/14/2029	1,589,190
540,778	TransDigm, Inc., Term Loan I, (3 mo. USD Term SOFR + 3.25%), 8.15%, due 8/24/2028	539,924
		11,363,292
Air Transport 1.7%
2,868,051	Air Canada, Term Loan B, (3 mo. USD LIBOR + 3.50%), 8.37%, due 8/11/2028	2,857,754
1,670,000	American Airlines, Inc., Term Loan, (3 mo. USD LIBOR + 4.75%), 10.00%, due 4/20/2028	1,679,502
195,500	Mileage Plus Holdings LLC, Term Loan B, (3 mo. USD LIBOR + 5.25%), 10.21%, due 6/21/2027	203,238
324,000	SkyMiles IP Ltd., Term Loan B, (3 mo. USD Term SOFR + 3.75%), 8.80%, due 10/20/2027	335,431
2,460,232	United Airlines, Inc., Term Loan B, (1 mo. USD LIBOR + 3.75%), 8.77%, due 4/21/2028	2,448,694
		7,524,619
Auto Parts & Equipment 0.7%
1,521,862	Adient U.S. LLC, Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.35%, due 4/10/2028	1,520,431
1,496,250	BBB Industries LLC, Term Loan, (1 mo. USD Term SOFR + 5.25%), 10.33%, due 7/25/2029	1,408,660
		2,929,091
Automotive 1.7%
1,167,397	American Trailer World Corp., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 8.83%, due 3/3/2028	1,003,600
	First Brands Group LLC
2,290,716	Term Loan, (6 mo. USD Term SOFR + 5.00%), 10.25%, due 3/30/2027	2,215,306
898,663	Second Lien Term Loan, (3 mo. USD LIBOR + 8.50%), 13.60%, due 3/30/2028	788,954
	Safe Fleet Holdings LLC
488,848	Second Lien Term Loan, (1 mo. USD LIBOR + 6.75%), 11.78%, due 2/2/2026	444,852
1,400,850	Term Loan, (1 mo. USD Term SOFR + 3.75%), 8.81%, due 2/23/2029	1,378,086
1,632,905	Wand NewCo 3, Inc., Term Loan, (1 mo. USD LIBOR + 2.75%), 7.77%, due 2/5/2026	1,598,206 (i)(j)
		7,429,004
Building & Development 2.5%
2,037,404	Cornerstone Building Brands, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.24%, due 4/12/2028	1,836,720
1,545,000	GYP Holdings III Corp., Term Loan, due 4/26/2030	1,541,137 (f)(i)(j)
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Building & Development – cont'd
$1,218,111	MI Windows & Doors LLC, Term Loan, (1 mo. USD Term SOFR + 3.50%), 8.58%, due 12/18/2027	$1,214,310 (i)(j)
	SRS Distribution, Inc.
1,496,063	Term Loan, (1 mo. USD Term SOFR + 3.50%), 8.47%, due 6/2/2028	1,425,314
665,980	Term Loan B, (1 mo. USD LIBOR + 3.50%), 8.52%, due 6/2/2028	634,240
	Tecta America Corp.
1,031,625	Term Loan, (1 mo. USD Term SOFR + 4.00%), 9.10%, due 4/10/2028	1,015,346
835,000	Second Lien Term Loan, (1 mo. USD Term SOFR + 8.50%), 13.60%, due 4/9/2029	770,981
1,678,812	White Cap Buyer LLC, Term Loan B, (1 mo. USD Term SOFR + 3.75%), 8.73%, due 10/19/2027	1,661,604
1,210,750	Wilsonart LLC, Term Loan E, (6 mo. USD LIBOR + 3.25%), 8.46%, due 12/31/2026	1,173,568
		11,273,220
Building Materials 1.7%
1,862,430	Chamberlain Group, Inc., Term Loan B, (1 mo. USD LIBOR + 3.25%), 8.27%, due 11/3/2028	1,804,806
	Icebox Holdco III, Inc.
708,463	First Lien Term Loan, (3 mo. USD LIBOR + 3.50%), 8.66%, due 12/22/2028	678,502
655,000	Second Lien Term Loan, (3 mo. USD LIBOR + 6.75%), 11.91%, due 12/21/2029	576,400 (f)
1,725,153	Oscar AcquisitionCo LLC, Term Loan B, (3 mo. USD Term SOFR + 4.50%), 9.50%, due 4/29/2029	1,665,256
2,052,137	Solis IV BV, Term Loan B1, (3 mo. USD Term SOFR + 3.50%), 8.37%, due 2/26/2029	1,862,314 (f)
864,063	Vector WP Holdco, Inc., Term Loan B, (1 mo. USD LIBOR + 5.00%), 10.06%, due 10/12/2028	850,022
		7,437,300
Business Equipment & Services 7.0%
2,640,098	Allied Universal Holdco LLC, Term Loan B, (1 mo. USD Term SOFR + 3.75%), 8.83%, due 5/12/2028	2,543,444 (i)(j)
943,063	Anticimex International AB, Term Loan B1, (3 mo. USD LIBOR + 3.50%), 8.45%, due 11/16/2028	930,878
1,684,509	APFS Staffing Holdings, Inc., Term Loan, (1 mo. USD Term SOFR + 4.00%, 3 mo. USD Term SOFR + 4.00%), 8.89% – 8.98%, due 12/29/2028	1,658,197 (f)(h)
	AppLovin Corp.
1,662,452	Term Loan B, (1 mo. USD Term SOFR + 3.35%), 8.33%, due 8/15/2025	1,652,061
1,248,693	Term Loan B, (3 mo. USD Term SOFR + 3.10%), 8.08%, due 10/25/2028	1,238,804
1,702,138	BrightView Landscapes LLC, Term Loan B, (1 mo. USD Term SOFR + 3.25%, 3 mo. USD Term SOFR + 3.25%), 8.23% – 8.30%, due 4/20/2029	1,668,095 (h)
946,324	Cast & Crew Payroll LLC, Term Loan, (1 mo. USD Term SOFR + 3.75%), 8.73%, due 12/29/2028	943,788
660,759	Constant Contact, Inc., Term Loan, (3 mo. USD LIBOR + 4.00%), 9.20%, due 2/10/2028	621,113
	ConvergeOne Holdings, Inc.
2,574,805	Term Loan, (6 mo. USD LIBOR + 5.00%), 10.37%, due 1/4/2026	1,633,919
475,000	Second Lien Term Loan, (3 mo. USD LIBOR + 8.50%), 13.87%, due 1/4/2027	167,338
1,522,856	Cyxtera DC Holdings, Inc., Term Loan B, (3 mo. USD LIBOR + 3.00%), 8.07%, due 5/1/2024	1,123,487
767,900	Deerfield Dakota Holding LLC, Term Loan B, (1 mo. USD Term SOFR + 3.75%), 8.73%, due 4/9/2027	740,663
	Element Materials Technology Group U.S. Holdings, Inc.
437,850	Term Loan, (3 mo. USD Term SOFR + 4.25%), 9.25%, due 7/6/2029	431,694
948,675	Term Loan, (3 mo. USD Term SOFR + 4.25%), 9.25%, due 7/6/2029	935,337
1,881,915	Endure Digital, Inc., Term Loan, (3 mo. USD LIBOR + 3.50%), 8.79%, due 2/10/2028	1,757,821
1,594,708	Garda World Security Corp., Term Loan B, (1 mo. USD Term SOFR + 4.25%), 9.30%, due 10/30/2026	1,588,728
933,513	Greeneden U.S. Holdings II LLC, Term Loan B4, (1 mo. USD LIBOR + 4.00%), 9.02%, due 12/1/2027	923,598
2,447,064	Learning Care Group, Inc., First Lien Term Loan, (1 mo. USD LIBOR + 3.25%, 3 mo. USD LIBOR + 3.25%), 8.27% – 8.54%, due 3/13/2025	2,420,293 (h)
1,375,027	Legence Holdings LLC, Term Loan, (1 mo. USD Term SOFR + 3.75%), 8.83%, due 12/16/2027	1,363,339
	Loire Finco Luxembourg Sarl
578,841	Term Loan, (1 mo. USD LIBOR + 3.00%), 8.02%, due 4/21/2027	554,240
578,303	Term Loan B2, (1 mo. USD LIBOR + 3.50%), 8.52%, due 4/21/2027	556,136
2,135,169	Packaging Coordinators Midco, Inc., First Lien Term Loan, (3 mo. USD LIBOR + 3.50%), 8.66%, due 11/30/2027	2,070,110
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Business Equipment & Services – cont'd
$460,000	Prime Security Services Borrower LLC, Term Loan, (3 mo. USD LIBOR), due 9/23/2026	$458,947 (i)(j)
728,900	Summer (BC) Holdco B Sarl, Term Loan B2, (3 mo. USD LIBOR + 4.50%), 9.66%, due 12/4/2026	676,966
1,439,362	System One Holdings LLC, Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.05% – 9.11%, due 3/2/2028	1,416,880 (h)
1,248,819	William Morris Endeavor Entertainment LLC, First Lien Term Loan, (1 mo. USD LIBOR + 2.75%), 7.78%, due 5/18/2025	1,244,585
		31,320,461
Cable & Satellite Television 2.0%
803,622	Altice Financing SA, First Lien Term Loan, (3 mo. USD LIBOR + 2.75%), 8.01%, due 1/31/2026	795,088
2,601,027	Altice France SA, Term Loan B13, (3 mo. USD LIBOR + 4.00%), 8.86%, due 8/14/2026	2,518,133
	CSC Holdings LLC
1,425,916	Term Loan B1, (1 mo. USD LIBOR + 2.25%), 7.20%, due 7/17/2025	1,358,484
731,221	Term Loan B5, (1 mo. USD LIBOR + 2.50%), 7.45%, due 4/15/2027	644,754
1,707,171	Lions Gate Capital Holdings LLC, Term Loan B, (1 mo. USD LIBOR + 2.25%), 7.27%, due 3/24/2025	1,680,846
1,772,132	McGraw-Hill Global Education Holdings LLC, Term Loan, (3 mo. USD LIBOR + 4.75%, 6 mo. USD LIBOR + 4.75%), 9.70% – 9.99%, due 7/28/2028	1,706,049 (h)
524,181	Radiate Holdco LLC, Term Loan B, (1 mo. USD LIBOR + 3.25%), 8.27%, due 9/25/2026	432,124
		9,135,478
Capital Markets 0.2%
1,069,368	AqGen Island Holdings, Inc., Term Loan, (1 mo. USD LIBOR + 3.50%), 8.56%, due 8/2/2028	1,042,634
Chemicals 1.0%
1,836,750	Olympus Water U.S. Holding Corp., Term Loan B, (3 mo. USD LIBOR + 3.75%), 8.94%, due 11/9/2028	1,738,943
1,138,500	PEARLS (Netherlands) Bidco BV, Term Loan B, (3 mo. USD Term SOFR + 3.75%), 8.80%, due 2/26/2029	1,122,140
1,681,550	PMHC II, Inc., Term Loan B, (3 mo. USD Term SOFR + 4.25%), 9.30%, due 4/23/2029	1,468,279
525,000	Valcour Packaging LLC, Second Lien Term Loan, (1 mo. USD LIBOR + 7.00%), 11.86%, due 10/4/2029	325,500
		4,654,862
Chemicals & Plastics 3.3%
879,738	Avient Corp., Term Loan B, (3 mo. USD Term SOFR + 3.25%), 8.30%, due 8/29/2029	882,307
1,004,860	Charter NEX U.S., Inc., Term Loan, (1 mo. USD Term SOFR + 3.75%), 8.85%, due 12/1/2027	990,571
1,845,000	HB Fuller Co., Term Loan B, (1 mo. USD Term SOFR + 2.50%), 7.48%, due 2/15/2030	1,851,919
1,165,000	Illuminate Buyer LLC, Term Loan, (1 mo. USD LIBOR), due 6/30/2027	1,150,275 (i)(j)
2,580,000	INEOS Quattro Holdings UK Ltd., Term Loan, (1 mo. USD Term SOFR + 3.75%), 8.83%, due 3/14/2030	2,573,550 (f)
	Ineos U.S. Finance LLC
1,705,000	Term Loan B, (1 mo. USD Term SOFR + 3.75%), 8.72%, due 11/8/2027	1,701,096
690,000	Term Loan B, (3 mo. USD Term SOFR + 3.50%), 8.57%, due 2/18/2030	687,985
1,048,089	SCIH Salt Holdings, Inc., Term Loan B, (1 mo. USD LIBOR + 4.00%), 9.02%, due 3/16/2027	1,024,832
898,625	Sparta U.S. HoldCo LLC, Term Loan, (1 mo. USD LIBOR + 3.25%), 8.10%, due 8/2/2028	885,370
2,448,339	Starfruit Finco BV, Term Loan B, (3 mo. USD Term SOFR + 2.75%), 7.90%, due 10/1/2025	2,433,796
678,931	W.R. Grace & Co.-Conn., Term Loan B, (3 mo. USD LIBOR + 3.75%), 8.94%, due 9/22/2028	678,591
		14,860,292
Clothing - Textiles 1.2%
1,830,000	Hanesbrands, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 8.73%, due 3/8/2030	1,819,715
	S&S Holdings LLC
1,571,915	Term Loan, (3 mo. USD Term SOFR + 5.00%), 10.09%, due 3/11/2028	1,456,474
225,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 8.75%), 13.84%, due 3/9/2029	189,000 (f)
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Clothing - Textiles – cont'd
$1,913,516	Varsity Brands, Inc., Term Loan B, (1 mo. USD LIBOR + 5.00%), 10.10%, due 12/15/2024	$1,798,304
		5,263,493
Commercial Services 0.5%
330,000	Foundational Education Group, Inc., Second Lien Term Loan, (3 mo. USD Term SOFR + 6.50%), 11.66%, due 8/31/2029	247,500 (f)
1,805,925	R1 RCM, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.00%), 7.98%, due 6/21/2029	1,803,668
		2,051,168
Communication Services 0.2%
819,625	Foundational Education Group, Inc., First Lien Term Loan, (3 mo. USD Term SOFR + 3.75%), 8.91%, due 8/31/2028	704,877 (f)
Conglomerate 0.0%(d)
93,983	Bright Bidco BV, Term Loan, (3 mo. USD Term SOFR + 1.00%), 6.07%, due 10/31/2027	57,564
Containers & Glass Products 0.9%
789,494	Anchor Packaging, Inc., Term Loan B, (1 mo. USD LIBOR + 4.00%), 9.02%, due 7/18/2026	767,388
1,303,400	Klockner-Pentaplast of America, Inc., Term Loan B, (6 mo. USD Term SOFR + 4.75%), 10.13%, due 2/12/2026	1,191,959
661,618	Spa Holdings 3 Oy, Term Loan B, (3 mo. USD LIBOR + 3.75%), 8.91%, due 2/4/2028	639,288
333,779	TricorBraun Holdings, Inc., Term Loan, (1 mo. USD LIBOR + 3.25%), 8.27%, due 3/3/2028	325,178
1,118,617	Trident TPI Holdings, Inc., Term Loan, (3 mo. USD LIBOR + 4.00%), 9.16%, due 9/15/2028	1,085,059
		4,008,872
Cosmetics - Toiletries 0.3%
1,162,024	Sunshine Luxembourg VII Sarl, Term Loan B3, (3 mo. USD LIBOR + 3.75%), 8.91%, due 10/1/2026	1,147,940
Diversified Capital Markets 0.4%
1,815,000	Belron Finance US LLC, Term Loan, (3 mo. USD Term SOFR), due 4/18/2029	1,810,462 (i)(j)
Diversified Financial Services 0.7%
817,556	Eisner Advisory Group LLC, Term Loan, (1 mo. USD Term SOFR + 5.25%), 10.35%, due 7/28/2028	813,468
1,595,000	LSF11 Trinity Bidco, Inc., Term Loan, due 4/27/2030	1,575,063 (f)(i)(j)
854,188	Superannuation & Investments U.S. LLC, Term Loan, (1 mo. USD LIBOR + 3.75%), 8.77%, due 12/1/2028	849,737
		3,238,268
Diversified Insurance 0.7%
2,147,920	Gainwell Acquisition Corp., Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.00%, due 10/1/2027	2,066,041
1,264,777	Hub International Ltd., Term Loan B, (3 mo. USD LIBOR + 3.25%), 8.41% – 8.51%, due 4/25/2025	1,261,831 (h)
		3,327,872
Ecological Services & Equipment 0.1%
695,125	Denali Water Solutions, Term Loan B, (3 mo. USD Term SOFR + 4.25%), 9.30%, due 3/27/2028	629,957
Electric 0.2%
16,735	Generation Bridge Acquisition LLC, Term Loan C, (1 mo. USD LIBOR + 5.00%), 10.02%, due 12/1/2028	16,690
	Generation Bridge II LLC
612,293	Term Loan B, (1 mo. USD Term SOFR + 5.00%), 10.10%, due 2/23/2029	611,148
52,291	Term Loan C, (1 mo. USD Term SOFR + 5.00%), 10.10%, due 2/23/2029	52,194
		680,032
Electric Utilities 0.2%
718,561	Generation Bridge Acquisition LLC, Term Loan B, (1 mo. USD LIBOR + 5.00%), 10.02%, due 12/1/2028	716,635
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Electronic Components 0.3%
$1,391,360	II-VI, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.75%), 7.85%, due 7/2/2029	$1,383,541
Electronics - Electrical 9.3%
1,002,150	Ahead DB Holdings LLC, Term Loan B, (3 mo. USD LIBOR + 3.75%), 8.91%, due 10/18/2027	970,212
2,000,000	Applied Systems, Inc., First Lien Term Loan, (3 mo. USD Term SOFR + 4.50%), 9.40%, due 9/18/2026	2,001,880
1,817,304	Cloudera, Inc., Term Loan, (1 mo. USD Term SOFR + 3.75%), 8.83%, due 10/8/2028	1,752,190 (i)(j)
2,636,709	CommScope, Inc., Term Loan B, (1 mo. USD LIBOR + 3.25%), 8.27%, due 4/6/2026	2,437,637
320,000	Confluence Technologies, Inc., Second Lien Term Loan, (3 mo. USD LIBOR + 6.50%), 11.77%, due 7/30/2029	276,000
	Epicor Software Corp.
1,763,572	Term Loan, (1 mo. USD LIBOR + 3.25%), 8.27%, due 7/30/2027	1,739,993
90,000	Second Lien Term Loan, (1 mo. USD Term SOFR + 7.75%), 12.83%, due 7/31/2028	89,423
840,726	Flexera Software LLC, Term Loan B, (1 mo. USD LIBOR + 3.75%), 8.77%, due 3/3/2028	829,864
997,500	Go Daddy Operating Co. LLC, Term Loan B5, (1 mo. USD Term SOFR + 3.25%), 8.23%, due 11/9/2029	997,500
892,283	Hyland Software, Inc., Second Lien Term Loan, (1 mo. USD LIBOR + 6.25%), 11.27%, due 7/7/2025	852,925 (i)(j)
779,100	IGT Holding IV AB, Term Loan B2, (3 mo. USD Term SOFR + 3.40%), 8.46%, due 3/31/2028	776,178
	Imprivata, Inc.
372,400	Term Loan, (1 mo. USD LIBOR + 3.75%), 8.77%, due 12/1/2027	360,066
1,191,000	Term Loan, (1 mo. USD Term SOFR + 4.25%), 9.23%, due 12/1/2027	1,165,322
2,326,605	Ingram Micro, Inc., Term Loan B, (3 mo. USD LIBOR + 3.50%), 8.66%, due 6/30/2028	2,274,256
	Ivanti Software, Inc.
490,000	Term Loan B, (3 mo. USD LIBOR + 4.00%), 8.98%, due 12/1/2027	389,246
1,310,116	Term Loan B, (3 mo. USD LIBOR + 4.25%), 9.21%, due 12/1/2027	1,049,731
	Maverick Bidco, Inc.
600,889	Term Loan, (3 mo. USD LIBOR + 3.75%), 9.02%, due 5/18/2028	576,853
245,000	Second Lien Term Loan, (3 mo. USD LIBOR + 6.75%), 12.02%, due 5/18/2029	220,500 (f)
3,012,828	McAfee LLC, Term Loan B, (1 mo. USD Term SOFR + 3.75%), 8.65%, due 3/1/2029	2,836,367
1,386,516	MKS Instruments, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.75%), 7.81%, due 8/17/2029	1,378,835
1,216,772	Netsmart Technologies, Inc., Term Loan B, (1 mo. USD LIBOR + 4.00%), 9.02%, due 10/1/2027	1,205,614
1,290,000	Optiv Security, Inc., Term Loan, (3 mo. USD Term SOFR), due 8/17/2026	1,248,075 (i)(j)
1,590,673	Polaris Newco LLC, Term Loan B, (3 mo. USD LIBOR + 4.00%), 9.16%, due 6/2/2028	1,472,040
505,000	Proofpoint, Inc., Second Lien Term Loan, (1 mo. USD LIBOR + 6.25%), 11.27%, due 8/31/2029	478,700
601,494	Rackspace Technology Global, Inc., Term Loan B, (3 mo. USD LIBOR + 2.75%), 7.60%, due 2/15/2028	245,710
500,000	RealPage, Inc., Second Lien Term Loan, (1 mo. USD LIBOR + 6.50%), 11.52%, due 4/23/2029	467,190
	Redstone Holdco 2 LP
1,664,650	Term Loan, (3 mo. USD LIBOR + 4.75%), 10.01%, due 4/27/2028	1,406,629
480,000	Second Lien Term Loan, (3 mo. USD LIBOR + 7.75%), 13.04%, due 4/27/2029	282,480
465,949	Riverbed Technology, Inc., Term Loan, (3 mo. USD LIBOR + 6.00%), 10.84%, due 12/7/2026	133,028
1,420,282	S2P Acquisition Borrower, Inc., Term Loan, (1 mo. USD Term SOFR + 4.00%), 9.08%, due 8/14/2026	1,401,350
1,165,250	Storable, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.50%, 3 mo. USD Term SOFR + 3.50%), 8.29% – 8.48%, due 4/17/2028	1,122,427 (h)
1,014,900	Token Buyer, Inc., Term Loan B, (1 mo. USD Term SOFR + 6.00%, 3 mo. USD Term SOFR + 6.00%), 11.08% – 11.20%, due 5/31/2029	903,261 (f)(h)
1,785,525	Uber Technologies, Inc., Term Loan B, (3 mo. USD Term SOFR + 2.75%), 7.87%, due 3/3/2030	1,778,829
	Ultimate Software Group, Inc.
2,331,417	Term Loan, (3 mo. USD Term SOFR + 3.25%), 8.27%, due 5/4/2026	2,267,303 (i)(j)
1,565,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 5.25%), 10.27%, due 5/3/2027	1,501,101
	Vision Solutions, Inc.
871,559	Term Loan, (3 mo. USD LIBOR + 4.00%), 9.26%, due 4/24/2028	773,195
835,000	Second Lien Term Loan, (3 mo. USD LIBOR + 7.25%), 12.51%, due 4/23/2029	650,256
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Electronics - Electrical – cont'd
$1,341,638	ZoomInfo LLC, Term Loan B, (1 mo. USD Term SOFR + 2.75%), 7.83%, due 2/28/2030	$1,342,751
		41,654,917
Entertainment 0.9%
995,652	888 Acquisitions Ltd., Term Loan B, (3 mo. USD Term SOFR + 5.25%), 10.21%, due 7/1/2028	856,261
2,395,000	Formula One Holdings Ltd., Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.23%, due 1/15/2030	2,396,796
987,538	Great Canadian Gaming Corp., Term Loan, (3 mo. USD LIBOR + 4.00%), 8.95%, due 11/1/2026	978,897
		4,231,954
Equipment Leasing 0.2%
1,160,412	PECF USS Intermediate Holding III Corp., Term Loan B, (1 mo. USD LIBOR + 4.25%, 3 mo. USD LIBOR + 4.25%), 9.27%–9.54%, due 12/15/2028	950,331 (h)
Financial Intermediaries 5.9%
1,103,200	Apex Group Treasury LLC, Term Loan, (3 mo. USD LIBOR + 3.75%), 8.56%, due 7/27/2028	1,088,031 (f)
	Asurion LLC
2,070,560	Second Lien Term Loan B3, (1 mo. USD LIBOR + 5.25%), 10.27%, due 1/31/2028	1,732,376 (i)(j)
1,375,000	Second Lien Term Loan B4, (1 mo. USD LIBOR + 5.25%), 10.27%, due 1/20/2029	1,135,805
2,370,000	Blackstone Mortgage Trust, Inc., Term Loan B, (1 mo. USD LIBOR), due 4/23/2026	2,233,725 (i)(j)
1,077,502	Camelot U.S. Acquisition LLC, Term Loan B, (1 mo. USD LIBOR + 3.00%), 8.02%, due 10/30/2026	1,075,487
2,537,250	Citco Group Ltd., Term Loan B, (3 mo. USD Term SOFR + 3.50%), 8.59%, due 4/27/2028	2,534,079 (f)
1,407,113	Edelman Financial Center LLC, Term Loan B, (1 mo. USD LIBOR + 3.75%), 8.77%, due 4/7/2028	1,358,567
1,210,883	Focus Financial Partners LLC, Term Loan B5, (1 mo. USD Term SOFR + 3.25%), 8.23%, due 6/30/2028	1,202,491
1,393,000	Galaxy U.S. Opco, Inc., Term Loan, (1 mo. USD Term SOFR + 4.75%), 9.73%, due 4/29/2029	1,239,770 (f)
1,150,829	GT Polaris, Inc., Term Loan, (1 mo. USD LIBOR + 3.75%), 9.02%, due 9/24/2027	1,065,956
2,124,675	Guggenheim Partners LLC, Term Loan B, (3 mo. USD Term SOFR + 3.25%), 8.15%, due 12/12/2029	2,116,261
2,550,000	Harbourvest Partners LLC, Term Loan B, (3 mo. USD Term SOFR + 3.00%), 7.99%, due 4/6/2030	2,543,625
1,069,200	Mediaocean LLC, Term Loan, (1 mo. USD Term SOFR + 3.50%), 8.58%, due 12/15/2028	1,010,127
1,487,525	OEG Borrower LLC, Term Loan, (3 mo. USD Term SOFR + 5.00%), 9.84%, due 6/18/2029	1,465,212 (f)
2,235,000	Sedgwick Claims Management Services, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 8.73%, due 2/17/2028	2,207,375
2,314,200	Starwood Property Trust, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.23%, due 11/18/2027	2,233,203
		26,242,090
Food Products 0.6%
2,320,000	Nomad Foods Europe Midco Ltd., Term Loan B, (6 mo. USD Term SOFR + 3.75%), 8.56%, due 11/12/2029	2,317,889
509,600	WOOF Holdings, Inc., First Lien Term Loan, (1 mo. USD LIBOR + 3.75%), 8.76%, due 12/21/2027	491,764 (f)
		2,809,653
Health Care 8.9%
1,925,000	Agiliti Health, Inc., Term Loan, due 4/6/2030	1,910,563 (f)(i)(j)
2,973,193	Athenahealth Group, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.46%, due 2/15/2029	2,782,046
1,806,373	Auris Luxembourg III Sarl, Term Loan B2, (2 mo. USD LIBOR + 3.75%, 3 mo. USD LIBOR + 3.75%, 6 mo. USD LIBOR + 3.75%), 8.91% – 9.12%, due 2/27/2026	1,684,443 (h)
	Aveanna Healthcare LLC
1,016,516	Term Loan B, (1 mo. USD LIBOR + 3.75%), 8.70%, due 7/17/2028	874,203 (i)(j)
535,000	Second Lien Term Loan, (1 mo. USD LIBOR + 7.00%), 11.95%, due 12/10/2029	329,025 (i)(j)
403,788	Bella Holding Co. LLC, Term Loan B, (1 mo. USD Term SOFR + 3.75%), 8.83%, due 5/10/2028	390,943
1,243,929	Confluent Health LLC, Term Loan B, (1 mo. USD LIBOR + 4.00%), 9.02%, due 11/30/2028	1,017,944
803,800	Confluent Medical Technologies, Inc., Term Loan, (3 mo. USD Term SOFR + 3.75%), 8.65%, due 2/16/2029	781,028 (i)(j)
985,297	Curium BidCo Sarl, Term Loan, (3 mo. USD LIBOR + 4.25%), 9.41%, due 12/2/2027	970,518 (f)
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Health Care – cont'd
$1,212,750	Electron BidCo, Inc., Term Loan, (1 mo. USD Term SOFR + 3.00%), 8.10%, due 11/1/2028	$1,199,871
2,267,663	Envision Healthcare Corp., Term Loan, (3 mo. USD Term SOFR + 4.25%), 9.15%, due 3/31/2027	234,318
1,680,000	Impala Bidco 0 Ltd., Term Loan, (3 mo. USD Term SOFR + 4.60%), 9.40%, due 6/8/2028	1,587,600
840,038	Insulet Corp., Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.35%, due 5/4/2028	838,568
1,160,000	KUEHG Corp., Term Loan, (3 mo. USD LIBOR), due 2/21/2025	1,150,291 (i)(j)
1,282,299	MedAssets Software Intermediate Holdings, Inc., Term Loan, (1 mo. USD LIBOR + 4.00%), 9.02%, due 12/18/2028	1,098,777
2,301,938	Medline Borrower LP, Term Loan B, (1 mo. USD LIBOR + 3.25%), 8.27%, due 10/23/2028	2,232,557
527,177	MPH Acquisition Holdings LLC, Term Loan B, (3 mo. USD LIBOR + 4.25%), 9.20%, due 9/1/2028	450,847
	National Mentor Holdings, Inc.
587,350	Term Loan, (1 mo. USD Term SOFR + 3.75%, 3 mo. USD Term SOFR + 3.75%), 8.75% – 8.83%, due 3/2/2028	447,367 (h)
19,242	Term Loan C, (3 mo. USD Term SOFR + 3.75%), 8.75%, due 3/2/2028	14,656
410,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 7.25%), 12.25%, due 3/2/2029	240,875
1,618,127	Navicure, Inc., Term Loan B, (1 mo. USD LIBOR + 4.00%), 9.02%, due 10/22/2026	1,613,581
1,256,455	Organon & Co., Term Loan, (3 mo. USD LIBOR + 3.00%), 8.00%, due 6/2/2028	1,253,841
1,217,700	Parexel International Corp., First Lien Term Loan, (1 mo. USD LIBOR + 3.25%), 8.27%, due 11/15/2028	1,195,696
1,608,352	Pearl Intermediate Parent LLC, Second Lien Term Loan, (1 mo. USD LIBOR + 6.25%), 11.27%, due 2/13/2026	1,425,402
1,734,259	PetVet Care Centers LLC, Term Loan B3, (1 mo. USD LIBOR + 3.50%), 8.52%, due 2/14/2025	1,667,056
735,000	Project Ruby Ultimate Parent Corp., Term Loan, (1 mo. USD Term SOFR + 3.25%), 8.35%, due 3/10/2028	710,958
427,388	Quantum Health, Inc., Term Loan, (1 mo. USD LIBOR + 4.50%), 9.52%, due 12/22/2027	376,101 (f)
849,719	RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (3 mo. USD LIBOR + 3.75%), 9.02%, due 11/16/2025	798,260
886,050	Sharp Midco LLC, Term Loan B, (3 mo. USD LIBOR + 4.00%), 9.16%, due 12/31/2028	874,974 (f)
215,000	Sound Inpatient Physicians, Second Lien Term Loan, (3 mo. USD LIBOR + 6.75%), 12.02%, due 6/26/2026	145,125
1,441,590	Southern Veterinary Partners LLC, Term Loan, (1 mo. USD LIBOR + 4.00%), 9.02%, due 10/5/2027	1,405,997
	Summit Behavioral Healthcare LLC
808,700	First Lien Term Loan, (3 mo. USD Term SOFR + 4.75%), 9.88%, due 11/24/2028	792,526
360,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 7.75%), 12.88%, due 11/26/2029	295,200 (f)
4,096,828	Team Health Holdings, Inc., Term Loan B, (1 mo. USD Term SOFR + 5.25%), 10.23%, due 3/2/2027	2,650,647
	Team Services Group
1,334,028	Term Loan, (3 mo. USD LIBOR + 5.00%), 10.27%, due 12/20/2027	1,295,675
75,000	Second Lien Term Loan, (3 mo. USD LIBOR + 9.00%), 14.27%, due 12/18/2028	70,500 (f)
	U.S. Anesthesia Partners, Inc.
1,244,653	Term Loan, (1 mo. USD LIBOR + 4.25%), 9.10%, due 10/1/2028	1,179,309
345,000	Second Lien Term Loan, (1 mo. USD LIBOR + 7.50%), 12.35%, due 10/1/2029	315,675 (f)
1,394,503	Verscend Holding Corp., Term Loan B, (1 mo. USD LIBOR + 4.00%), 9.02%, due 8/27/2025	1,391,895
		39,694,858
Health Care Providers & Services 0.2%
972,688	AEA International Holdings (Lux) Sarl, Term Loan B, (3 mo. USD LIBOR + 3.75%), 8.94%, due 9/7/2028	967,824 (f)
Health Insurance 0.3%
1,376,550	AmWINS Group, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.75%), 7.83%, due 2/19/2028	1,369,667
Home Furnishings 0.1%
340,604	Weber-Stephen Products LLC, Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.33%, due 10/30/2027	302,796
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Independent Power & Renewable Energy 0.4%
	Talen Energy Supply LLC
$894,857	Term Loan B, due 4/26/2030	$873,604 (f)(i)(j)
725,143	Term Loan C, due 4/26/2030	707,921 (f)(i)(j)
		1,581,525
Industrial Equipment 4.1%
455,000	Apex Tool Group LLC, Second Lien Term Loan, (1 mo. USD Term SOFR + 10.00%), 14.99%, due 2/8/2030	365,820
	BCPE Empire Holdings, Inc.
669,353	Term Loan B, (1 mo. USD LIBOR + 4.00%), 9.02%, due 6/11/2026	661,093
322,633	Term Loan, (1 mo. USD LIBOR + 4.00%), 9.02%, due 6/11/2026	318,465
1,890,000	Chart Industries, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 8.74%, due 3/15/2030	1,888,828
930,297	Circor International, Inc., Term Loan B, (1 mo. USD LIBOR + 5.50%), 10.52%, due 12/20/2028	924,483
1,718,250	CMBF LLC, Term Loan, (1 mo. USD LIBOR + 6.00%), 10.95%, due 8/2/2028	1,572,199 (f)
408,772	Crosby U.S. Acquisition Corp., Term Loan B, (3 mo. USD Term SOFR + 4.75%), 9.92%, due 6/26/2026	400,936
	Engineered Machinery Holdings, Inc.
1,929,595	Term Loan, (3 mo. USD LIBOR + 3.50%), 8.66%, due 5/19/2028	1,901,982
330,000	Second Lien Term Loan, (3 mo. USD LIBOR + 6.00%), 11.16%, due 5/21/2029	300,300 (f)
500,000	Second Lien Term Loan, (3 mo. USD LIBOR + 6.50%), 11.66%, due 5/21/2029	456,250
	Fluid-Flow Products, Inc.
1,116,601	Term Loan, (3 mo. USD LIBOR + 3.75%), 8.91%, due 3/31/2028	1,091,299
550,000	Second Lien Term Loan, (3 mo. USD LIBOR + 6.75%), 11.91%, due 3/29/2029	516,081
1,214,128	Gates Global LLC, Term Loan B4, (1 mo. USD Term SOFR + 3.50%), 8.48%, due 11/16/2029	1,212,805
1,386,236	Groupe Solmax, Inc., Term Loan, (3 mo. USD LIBOR + 4.75%), 9.91%, due 5/29/2028	1,227,401
1,019,875	Hayward Industries, Inc., Term Loan, (1 mo. USD Term SOFR + 3.25%), 8.33%, due 5/30/2028	989,279 (f)
1,896,225	Madison IAQ LLC, Term Loan, (6 mo. USD LIBOR + 3.25%), 8.30%, due 6/21/2028	1,821,665
1,390,950	Restaurant Technologies, Inc., Term Loan B, (3 mo. USD Term SOFR + 4.25%), 9.15%, due 4/2/2029	1,369,585
267,403	SPX Flow, Inc., Term Loan, (1 mo. USD Term SOFR + 4.50%), 9.58%, due 4/5/2029	257,678
1,119,044	Star U.S. Bidco LLC, Term Loan B, (1 mo. USD LIBOR + 4.25%), 9.27%, due 3/17/2027	1,095,264
		18,371,413
Internet 0.3%
1,298,475	WatchGuard Technologies, Inc., Term Loan, (1 mo. USD Term SOFR + 5.25%), 10.11%, due 7/2/2029	1,225,033
IT Consulting & Other Services 0.5%
2,310,000	World Wide Technology Holding Co. LLC, Term Loan, (1 mo. USD Term SOFR + 3.25%), 8.15%, due 3/1/2030	2,286,900 (f)
Leisure Goods - Activities - Movies 1.4%
346,125	Banijay Entertainment SAS, Term Loan, (1 mo. USD LIBOR + 3.75%), 8.60%, due 3/1/2025	344,249
1,391,232	Carnival Corp., Term Loan B, (1 mo. USD LIBOR + 3.00%), 8.02%, due 6/30/2025	1,381,229 (i)(j)
1,350,000	Creative Artists Agency LLC, Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.48%, due 11/27/2028	1,345,788
2,175,731	Playtika Holding Corp., Term Loan, (1 mo. USD LIBOR + 2.75%), 7.77%, due 3/13/2028	2,158,739
1,017,906	UFC Holdings LLC, Term Loan B, (3 mo. USD LIBOR + 2.75%), 8.05%, due 4/29/2026	1,014,792
		6,244,797
Lodging & Casinos 2.4%
1,117,975	Alterra Mountain Co., Term Loan B2, (1 mo. USD LIBOR + 3.50%), 8.52%, due 8/17/2028	1,113,313
672,500	Aristocrat Technologies, Inc., Term Loan B, (3 mo. USD Term SOFR + 2.25%), 7.25%, due 5/24/2029	671,518
1,670,813	Four Seasons Hotels Ltd., Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.33%, due 11/30/2029	1,674,087
3,461,325	GVC Holdings (Gibraltar) Ltd., Term Loan B2, (6 mo. USD Term SOFR + 3.50%), 8.44%, due 10/31/2029	3,471,709
1,651,700	Scientific Games Holdings LP, Term Loan B, (3 mo. USD Term SOFR + 3.50%), 8.42%, due 4/4/2029	1,625,802
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Lodging & Casinos – cont'd
	Stars Group Holdings BV
$842,861	Term Loan, (3 mo. USD LIBOR + 2.25%), 7.41%, due 7/21/2026	$841,453
1,487,525	Term Loan B, (3 mo. USD Term SOFR + 3.25%), 8.41%, due 7/22/2028	1,488,462
		10,886,344
Nonferrous Metals - Minerals 1.5%
3,020,128	Covia Holdings Corp., Term Loan, (3 mo. USD LIBOR + 4.00%), 9.22%, due 7/31/2026	2,938,494
1,290,366	Ozark Holdings LLC, Term Loan B, (1 mo. USD LIBOR + 3.75%), 8.77%, due 12/16/2027	1,191,434
2,730,697	U.S. Silica Co., Term Loan B, (1 mo. USD Term SOFR + 4.75%), 9.83%, due 3/25/2030	2,687,170
		6,817,098
Oil & Gas 3.7%
1,953,603	AL GCX Holdings LLC, Term Loan B, (3 mo. USD Term SOFR + 3.50%), 8.55%, due 5/17/2029	1,934,556
1,185,437	AL NGPL Holdings LLC, Term Loan B, (3 mo. USD LIBOR + 3.75%), 8.96%, due 4/14/2028	1,173,286
1,969,557	BCP Renaissance Parent LLC, Term Loan B3, (3 mo. USD Term SOFR + 3.50%), 8.40%, due 10/31/2026	1,949,861
2,744,928	CQP Holdco LP, Term Loan B, (3 mo. USD LIBOR + 3.50%), 8.66%, due 6/5/2028	2,736,693
1,243,587	Freeport LNG Investments LLLP, Term Loan B, (3 mo. USD LIBOR + 3.50%), 8.75%, due 12/21/2028	1,205,931
1,856,355	Oryx Midstream Services Permian Basin LLC, Term Loan, (1 mo. USD Term SOFR + 3.25%), 8.19%, due 10/5/2028	1,834,469
2,601,878	Prairie ECI Acquiror LP, Term Loan B, (1 mo. USD LIBOR + 4.75%), 9.77%, due 3/11/2026	2,550,647
696,459	TransMontaigne Operating Co. LP, Term Loan B, (1 mo. USD LIBOR + 3.50%), 8.51% – 8.53%, due 11/17/2028	688,513 (h)(i)(j)
1,337,402	Traverse Midstream Partners LLC, Term Loan, (3 mo. USD Term SOFR + 3.75%), 8.73%, due 2/16/2028	1,317,676
1,247,079	Waterbridge Midstream Operating LLC, Term Loan B, (3 mo. USD LIBOR + 5.75%), 11.01%, due 6/22/2026	1,236,690
		16,628,322
Oil & Gas - Storage & Transportation 0.3%
1,380,000	Whitewater Whistler Holdings LLC, Term Loan B, (3 mo. USD Term SOFR + 3.25%), 8.15%, due 2/15/2030	1,377,930
Packaging 0.5%
1,339,600	Reynolds Group Holdings, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.35%, due 9/24/2028	1,324,704
972,688	Ring Container Technologies Group LLC, Term Loan B, (1 mo. USD LIBOR + 3.50%), 8.52%, due 8/12/2028	964,585
		2,289,289
Pipelines 0.2%
692,639	M6 ETX Holdings II Midco LLC, Term Loan B, (1 mo. USD Term SOFR + 4.50%), 9.55%, due 9/19/2029	687,444 (i)(j)
Professional Services 0.3%
1,343,000	Vaco Holdings LLC, Term Loan, (3 mo. USD Term SOFR + 5.00%), 10.05%, due 1/21/2029	1,334,942
Property & Casualty Insurance 0.5%
876,650	Alliant Holdings Intermediate LLC, Term Loan B4, (1 mo. USD LIBOR + 3.50%), 8.51%, due 11/6/2027	868,252
1,379,000	Broadstreet Partners, Inc., Term Loan B2, (1 mo. USD LIBOR + 3.25%), 8.27%, due 1/27/2027	1,351,420
		2,219,672
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Publishing 0.6%
	Ascend Learning LLC
$2,174,356	Term Loan, (1 mo. USD Term SOFR + 3.50%), 8.47%, due 12/11/2028	$1,983,078
725,000	Second Lien Term Loan, (1 mo. USD Term SOFR + 5.75%), 10.83%, due 12/10/2029	628,031
		2,611,109
Radio & Television 0.3%
755,000	iHeartCommunications, Inc., Term Loan, (1 mo. USD LIBOR + 3.00%), 8.02%, due 5/1/2026	650,244
750,000	Sinclair Television Group, Inc., Term Loan B2B, (1 mo. USD LIBOR), due 9/30/2026	675,937 (i)(j)
		1,326,181
Regional Malls 0.1%
399,410	Brookfield Property REIT, Inc., First Lien Term Loan B, (1 mo. USD Term SOFR + 2.50%), 7.58%, due 8/27/2025	386,345
Retail 0.1%
607,500	LIDS Holdings, Inc., Term Loan, (3 mo. USD Term SOFR + 5.50%), 10.39%, due 12/14/2026	568,012 (f)
Retailers (except food & drug) 3.0%
	CNT Holdings I Corp.
1,541,763	Term Loan, (3 mo. USD Term SOFR + 3.50%), 8.46%, due 11/8/2027	1,525,390
655,000	Second Lien Term Loan, (3 mo. USD LIBOR + 6.75%), 11.71%, due 11/6/2028	617,881
857,815	EG America LLC, Term Loan, (1 mo. USD Term SOFR + 4.00%), 8.97%, due 2/7/2025	827,363
3,239,227	Great Outdoors Group LLC, Term Loan B1, (1 mo. USD LIBOR + 3.75%), 8.77%, due 3/6/2028	3,208,875
1,978,697	Les Schwab Tire Centers, Term Loan B, (3 mo. USD LIBOR + 3.25%), 8.06%, due 11/2/2027	1,966,330
1,014,817	Petco Health & Wellness Co., Inc., Term Loan B, (3 mo. USD Term SOFR + 3.25%), 8.41%, due 3/3/2028	999,361
2,342,633	PetSmart, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 8.83%, due 2/11/2028	2,330,920
1,785,000	Sally Holdings LLC, Term Loan B, (1 mo. USD Term SOFR + 2.50%), 7.48%, due 2/28/2030	1,782,769 (f)
		13,258,889
Software 1.0%
2,398,988	CDK Global, Inc., Term Loan B, (3 mo. USD Term SOFR + 4.25%), 9.15%, due 7/6/2029	2,395,341
495,000	Cloudera, Inc., Second Lien Term Loan, (1 mo. USD Term SOFR + 6.00%), 11.08%, due 10/8/2029	436,630
1,194,875	ConnectWise LLC, Term Loan B, (1 mo. USD LIBOR + 3.50%), 8.52%, due 9/29/2028	1,158,288
480,000	Renaissance Holding Corp., Second Lien Term Loan, (1 mo. USD LIBOR + 7.00%), 12.02%, due 5/29/2026	467,913
		4,458,172
Specialty Retail 0.3%
1,213,854	Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1 mo. USD LIBOR + 3.25%), 8.31%, due 11/24/2028	1,208,792
Steel 0.2%
895,500	ChampionX Corp., Term Loan B1, (1 mo. USD Term SOFR + 3.25%), 8.18%, due 6/7/2029	893,261
Surface Transport 1.5%
1,658,250	Avis Budget Car Rental LLC, Term Loan C, (1 mo. USD Term SOFR + 3.50%), 8.58%, due 3/16/2029	1,656,691
	Hertz Corp.
1,604,036	Term Loan B, (1 mo. USD LIBOR + 3.25%), 8.27%, due 6/30/2028	1,597,219
307,684	Term Loan C, (1 mo. USD LIBOR + 3.25%), 8.27%, due 6/30/2028	306,376
	Kenan Advantage Group, Inc.
1,268,319	Term Loan B1, (1 mo. USD LIBOR + 3.75%), 8.77%, due 3/24/2026	1,261,267
335,000	Second Lien Term Loan, (1 mo. USD LIBOR + 7.25%), 12.27%, due 9/1/2027	318,250
1,607,922	PAI Holdco, Inc., Term Loan B, (3 mo. USD LIBOR + 3.75%), 9.02%, due 10/28/2027	1,509,437 (i)(j)
		6,649,240
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Telecommunications 2.4%
$675,914	CenturyLink, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.25%), 7.35%, due 3/15/2027	$457,405 (i)(j)
1,175,000	Ciena Corp., Term Loan B, (1 mo. USD Term SOFR + 2.50%, 3 mo. USD Term SOFR + 1.50%), 7.44% – 9.50%, due 1/18/2030	1,173,531 (h)
1,500,011	Connect Finco Sarl, Term Loan B, (1 mo. USD LIBOR + 3.50%), 8.53%, due 12/11/2026	1,490,636
1,441,292	Consolidated Communications, Inc., Term Loan B, (1 mo. USD LIBOR + 3.50%), 8.60%, due 10/2/2027	1,224,580
1,922,559	Frontier Communications Corp., First Lien Term Loan, (1 mo. USD LIBOR + 3.75%), 8.81%, due 5/1/2028	1,832,199 (i)(j)
	GTT Communications, Inc.
268,532	Term Loan, (1 mo. USD Term SOFR + 7.10%), due 12/30/2027	220,196
214,111	Term Loan, (3 mo. USD Term SOFR + 9.10%), 14.00%, due 6/30/2028	111,338
330,000	Telesat Canada, Term Loan B5, (3 mo. USD LIBOR + 2.75%), 8.03%, due 12/7/2026	180,932
1,885,750	ViaSat, Inc., Term Loan, (1 mo. USD Term SOFR + 4.50%), 9.60%, due 3/2/2029	1,823,992
916,050	Voyage Australia Pty. Ltd., Term Loan B, (3 mo. USD Term SOFR + 3.50%), 8.81%, due 7/20/2028	908,035
	Zayo Group Holdings, Inc.
615,875	Term Loan, (1 mo. USD LIBOR + 3.00%), 8.02%, due 3/9/2027	498,994
801,900	Term Loan B, (1 mo. USD Term SOFR + 4.25%), 9.23%, due 3/9/2027	661,110
		10,582,948
Transportation 1.0%
891,000	ASP Dream Acquisition Co. LLC, Term Loan B, (1 mo. USD Term SOFR + 4.25%), 9.33%, due 12/15/2028	859,815 (f)
	LaserShip, Inc.
876,650	Term Loan, (3 mo. USD LIBOR + 4.50%), 9.66%, due 5/7/2028	751,000
350,000	Second Lien Term Loan, (3 mo. USD LIBOR + 7.50%), 12.66%, due 5/7/2029	220,500 (f)
1,386,525	Latam Airlines Group SA, Term Loan B, (3 mo. USD Term SOFR + 9.50%), 14.61%, due 10/12/2027	1,402,706
	Worldwide Express Operations LLC
948,000	First Lien Term Loan, (3 mo. USD Term SOFR + 4.00%), 9.16%, due 7/26/2028	893,149
320,000	Second Lien Term Loan, (3 mo. USD LIBOR + 7.00%), 12.16%, due 7/26/2029	259,001
		4,386,171
Utilities 2.9%
1,502,125	APX Group, Inc., Term Loan B, (3 mo. USD LIBOR + 2.25%, 3 mo. USD LIBOR + 3.25%), 8.25% – 10.25%, due 7/10/2028	1,499,872 (h)
1,478,663	Artera Services LLC, Term Loan, (3 mo. USD LIBOR + 3.50%), 8.66%, due 3/6/2025	1,271,650 (f)
543,771	CPV Maryland Holding Co. II LLC, Term Loan B, (1 mo. USD LIBOR + 4.00%), 9.03%, due 5/11/2028	537,653
513,490	Eastern Power LLC, Term Loan B, (3 mo. USD LIBOR + 3.75%), 8.91%, due 10/2/2025	482,183
238,248	Edgewater Generation LLC, Term Loan, (1 mo. USD LIBOR + 3.75%), 8.77%, due 12/13/2025	221,432
2,817,569	Granite Generation LLC, Term Loan B, (1 mo. USD LIBOR + 3.75%), 8.77%, due 11/9/2026	2,634,427
426,666	Kestrel Acquisition LLC, Term Loan B, (1 mo. USD LIBOR + 4.25%), 9.28%, due 6/2/2025	402,820
	Lightstone Holdco LLC
2,071,626	Term Loan B, (1 mo. USD Term SOFR + 5.75%), 10.73%, due 1/29/2027	1,827,339
117,170	Term Loan C, (1 mo. USD Term SOFR + 5.75%), 10.73%, due 1/29/2027	103,353
	Lonestar II Generation Holdings LLC
1,010,956	Term Loan B, (1 mo. USD LIBOR + 5.00%), 10.02%, due 4/20/2026	990,737
167,409	Term Loan C, (1 mo. USD LIBOR + 5.00%), 10.02%, due 4/20/2026	164,061
612,883	Nautilus Power LLC, Term Loan B, (3 mo. USD Term SOFR + 5.25%), 10.24%, due 11/16/2026	393,777
842,175	Osmose Utilities Services, Inc., Term Loan, (1 mo. USD LIBOR + 3.25%), 8.27%, due 6/23/2028	814,013
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Utilities – cont'd
	USIC Holdings, Inc.
$1,231,250	Term Loan, (1 mo. USD LIBOR + 3.50%), 8.52%, due 5/12/2028	$1,205,862
250,000	Second Lien Term Loan, (1 mo. USD LIBOR + 6.50%), 11.52%, due 5/14/2029	228,812
		12,777,991
Total Loan Assignments (Cost $399,550,602)		383,272,844

Convertible Bonds 0.2%
Media 0.2%
1,275,000	DISH Network Corp., 2.38%, due 3/15/2024 (Cost $1,254,230)	1,102,875
Number of Shares

Common Stocks 0.2%
Business Equipment & Services 0.1%
21,820	Brock Holdings III, Inc.	196,380 *#(f)(g)
Electrical Equipment 0.0%(d)
2,750	Lumileds Exit Private Equity	8,250 *
IT Services 0.0%(d)
4,020	Riverbed Technology, Inc.	40 *(f)
Materials 0.1%
39,703	Covia Holdings LLC	502,918 *
Media 0.0%(d)
17,308	iHeartMedia, Inc. Class A	60,059 *
Real Estate Management & Development 0.0%(d)
5,457	GTT Communications, Inc.	72,032 *
Total Common Stocks (Cost $1,255,515)		839,679

Short-Term Investments 6.3%
Investment Companies 6.3%
28,091,133	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.76%(k) (Cost $28,091,133)	28,091,133
Total Investments 101.9% (Cost $474,451,944)		454,677,610
Liabilities Less Other Assets (1.9)%		(8,501,722)(l)
Net Assets 100.0%		$446,175,888

*	Non-income producing security.
(a)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2023, these securities amounted to $38,567,067, which represents 8.6% of net assets of the Fund.

(b)	Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2023 and changes periodically.
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
(c)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2023 amounted to $1,631,259, which represents 0.4% of net assets of the Fund.

(d)	Represents less than 0.05% of net assets of the Fund.
(e)	Payment-in-kind (PIK) security.
(f)	Value determined using significant unobservable inputs.
(g)
Security fair valued as of April 30, 2023 in accordance with procedures approved by the valuation designee.
Total value of all such securities at April 30, 2023 amounted to $749,553, which represents 0.2% of net assets of the Fund.

(h)	The stated interest rates represent the range of rates at April 30, 2023 of the underlying contracts within the Loan Assignment.
(i)	All or a portion of this security was purchased on a delayed delivery basis.
(j)	All or a portion of this security had not settled as of April 30, 2023 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.
(k)	Represents 7-day effective yield as of April 30, 2023.
(l)	As of April 30, 2023, the value of unfunded loan commitments was $341,768 for the Fund (see Note A of the Notes to Financial Statements).
#   These securities have been deemed by Management to be illiquid, and are subject to restrictions on resale. At April 30, 2023, these securities amounted to $749,553, which represents 0.2% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 4/30/2023	Fair Value Percentage of Net Assets as of 4/30/2023
Brock Holdings III, Inc.	10/31/2017	$403,016	$196,380	0.1%
Brock Holdings Notes 2022	10/31/2017	445,282	553,173	0.1%
Total		$848,298	$749,553	0.2%
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$357,517,312	80.1%
United Kingdom	13,981,457	3.1%
Luxembourg	10,799,325	2.4%
Cayman Islands	10,469,773	2.3%
Canada	9,992,260	2.2%
France	7,003,032	1.6%
Netherlands	3,807,534	0.9%
Jersey	2,289,568	0.5%
Sweden	1,707,056	0.4%
Denmark	1,684,443	0.4%
Spain	1,589,190	0.4%
Australia	1,579,553	0.4%
Ireland	1,488,462	0.3%
Chile	1,402,706	0.3%
Germany	813,334	0.2%
Finland	461,472	0.1%
Short-Term Investments and Other Liabilities—Net	19,589,411	4.4%
	$446,175,888	100.0%
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Asset-Backed Securities	$—	$12,381,144	$—	$12,381,144
Corporate Bonds
Engineering & Construction	—	545,379	553,173	1,098,552
Other Corporate Bonds#	—	27,891,383	—	27,891,383
Total Corporate Bonds	—	28,436,762	553,173	28,989,935
Loan Assignments
Building & Development	—	9,732,083	1,541,137	11,273,220
Building Materials	—	4,998,586	2,438,714	7,437,300
Business Equipment & Services	—	29,662,264	1,658,197	31,320,461
Chemicals & Plastics	—	12,286,742	2,573,550	14,860,292
Clothing - Textiles	—	5,074,493	189,000	5,263,493
Commercial Services	—	1,803,668	247,500	2,051,168
Communication Services	—	—	704,877	704,877
Diversified Financial Services	—	1,663,205	1,575,063	3,238,268
Electronics - Electrical	—	40,531,156	1,123,761	41,654,917
Financial Intermediaries	—	19,914,998	6,327,092	26,242,090
Food Products	—	2,317,889	491,764	2,809,653
Health Care	—	34,881,327	4,813,531	39,694,858
Health Care Providers & Services	—	—	967,824	967,824
Independent Power & Renewable Energy	—	—	1,581,525	1,581,525
Industrial Equipment	—	15,509,635	2,861,778	18,371,413
IT Consulting & Other Services	—	—	2,286,900	2,286,900
Retail	—	—	568,012	568,012
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Retailers (except food & drug)	$—	$11,476,120	$1,782,769	$13,258,889
Transportation	—	3,305,856	1,080,315	4,386,171
Utilities	—	11,506,341	1,271,650	12,777,991
Other Loan Assignments#	—	142,523,522	—	142,523,522
Total Loan Assignments	—	347,187,885	36,084,959	383,272,844
Convertible Bonds#	—	1,102,875	—	1,102,875
Common Stocks
Business Equipment & Services	—	—	196,380	196,380
Electrical Equipment	—	8,250	—	8,250
IT Services	—	—	40	40
Materials	—	502,918	—	502,918
Real Estate Management & Development	—	72,032	—	72,032
Other Common Stocks#	60,059	—	—	60,059
Total Common Stocks	60,059	583,200	196,420	839,679
Short-Term Investments	—	28,091,133	—	28,091,133
Total Investments	$60,059	$417,782,999	$36,834,552	$454,677,610

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2023
Investments in Securities:
Corporate Bonds(1)	$515	$—	$—	$—	$39	$—	$—	$—	$554	$—
Loan Assignments(2)	41,792	46	(270)	804	14,680	(11,128)	10,121	(19,960)	36,085	541
Common Stocks(1)(2)	197	—	—	(1)	—	—	—	—	196	(1)
Total	$42,504	$46	$(270)	$803	$14,719	$(11,128)	$10,121	$(19,960)	$36,835	$540
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 4/30/2023	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$196,380	Market Approach	Enterprise value/ EBITDA multiple(c) (EV/EBITDA)	9.0x	9.0x	Increase
Convertible Note	514,579	Income Approach	Credit Yield Spread	10.3%	10.3%	Decrease
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(2) Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The
Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)
April 30, 2023

Principal Amount		Value
Asset-Backed Securities 3.0%
$1,000,000	37 Capital CLO 1 Ltd., Series 2021-1A, Class E, (3 mo. USD LIBOR + 7.20%), 12.46%, due 10/15/2034	$931,694 (a)(b)
1,000,000	Apidos CLO XXXI, Series 2019-31A, Class DR, (3 mo. USD LIBOR + 3.10%), 8.36%, due 4/15/2031	945,135 (a)(b)
1,000,000	Ballyrock CLO Ltd., Series 2023-23A, Class C, (3 mo. USD Term SOFR + 5.20%), 10.19%, due 4/25/2036	968,532 (a)(b)
1,000,000	Barings CLO Ltd., Series 2017-1A, Class E, (3 mo. USD LIBOR + 6.00%), 11.26%, due 7/18/2029	911,937 (a)(b)
1,000,000	Bristol Park CLO Ltd., Series 2016-1A, Class ER, (3 mo. USD LIBOR + 7.00%), 12.26%, due 4/15/2029	876,827 (a)(b)
2,000,000	Canyon Capital CLO Ltd., Series 2021-2A, Class D, (3 mo. USD LIBOR + 3.35%), 8.61%, due 4/15/2034	1,843,715 (a)(b)
1,350,000	Crown City CLO II, Series 2020-2A, Class DR, (3 mo. USD Term SOFR + 7.11%), 12.16%, due 4/20/2035	1,140,864 (a)(b)
1,222,200	Galaxy XV CLO Ltd., Series 2013-15A, Class ER, (3 mo. USD LIBOR + 6.65%), 11.91%, due 10/15/2030	1,016,004 (a)(b)
800,000	Galaxy XXII CLO Ltd., Series 2016-22A, Class DRR, (3 mo. USD LIBOR + 3.35%), 8.61%, due 4/16/2034	709,288 (a)(b)
1,000,000	Galaxy XXVII CLO Ltd., Series 2018-27A, Class D, (3 mo. USD LIBOR + 2.75%), 7.62%, due 5/16/2031	934,918 (a)(b)
650,000	Gilbert Park CLO Ltd., Series 2017-1A, Class E, (3 mo. USD LIBOR + 6.40%), 11.66%, due 10/15/2030	533,959 (a)(b)
2,000,000	KKR CLO Ltd., Series 23, Class D, (3 mo. USD LIBOR + 3.10%), 8.35%, due 10/20/2031	1,883,463 (a)(b)
1,000,000	Madison Park Funding XI Ltd., Series 2013-11A, Class DR, (3 mo. USD LIBOR + 3.25%), 8.52%, due 7/23/2029	955,154 (a)(b)
1,350,000	Madison Park Funding XXIX Ltd., Series 2018-29A, Class D, (3 mo. USD LIBOR + 3.00%), 8.26%, due 10/18/2030	1,288,850 (a)(b)
2,000,000	Morgan Stanley Eaton Vance CLO Ltd., Series 2022-17A, Class D, (3 mo. USD Term SOFR + 4.95%), 10.00%, due 7/20/2035	1,960,921 (a)(b)
750,000	OCP CLO Ltd., Series 2023-26A, Class D, (3 mo. USD Term SOFR + 5.35%), 10.08%, due 4/17/2036	749,335 (a)(b)
2,000,000	Octagon Investment Partners 39 Ltd., Series 2018-3A, Class D, (3 mo. USD LIBOR + 2.95%), 8.20%, due 10/20/2030	1,853,205 (a)(b)
600,000	Post CLO Ltd., Series 2018-1A, Class E, (3 mo. USD LIBOR + 5.87%), 11.13%, due 4/16/2031	522,961 (a)(b)
875,000	Sandstone Peak Ltd., Series 2021-1A, Class E, (3 mo. USD LIBOR + 6.80%), 12.06%, due 10/15/2034	803,748 (a)(b)
1,000,000	Signal Peak CLO Ltd., Series 2021-10A, Class D, (3 mo. USD LIBOR + 3.20%), 8.47%, due 1/24/2035	925,113 (a)(b)
500,000	Voya CLO Ltd., Series 2019-2A, Class E, (3 mo. USD LIBOR + 6.60%), 11.85%, due 7/20/2032	447,152 (a)(b)
Total Asset-Backed Securities (Cost $22,912,895)		22,202,775

Corporate Bonds 85.6%
Advertising 0.3%
2,315,000	Summer BC Bidco B LLC, 5.50%, due 10/31/2026	1,943,057 (a)
Aerospace & Defense 1.3%
TransDigm, Inc.
1,120,000	6.25%, due 3/15/2026	1,125,295 (a)
1,030,000	6.38%, due 6/15/2026	1,028,602
1,410,000	7.50%, due 3/15/2027	1,417,038
1,135,000	5.50%, due 11/15/2027	1,089,238
5,075,000	6.75%, due 8/15/2028	5,153,871 (a)
9,814,044
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Agriculture 0.0%(c)
$365,000	Darling Ingredients, Inc., 6.00%, due 6/15/2030	$361,082 (a)
Airlines 2.9%
1,295,000	American Airlines, Inc., 7.25%, due 2/15/2028	1,259,560 (a)
	American Airlines, Inc./AAdvantage Loyalty IP Ltd.
7,753,000	5.50%, due 4/20/2026	7,613,398 (a)
7,180,000	5.75%, due 4/20/2029	6,823,047 (a)
350,000	Delta Air Lines, Inc., 7.38%, due 1/15/2026	368,889
	Latam Airlines Group SA
1,240,000	13.38%, due 10/15/2027	1,295,574 (a)
990,000	13.38%, due 10/15/2029	1,039,381 (a)
	United Airlines, Inc.
1,815,000	4.38%, due 4/15/2026	1,733,360 (a)
1,755,000	4.63%, due 4/15/2029	1,588,322 (a)
		21,721,531
Apparel 0.1%
885,000	Wolverine World Wide, Inc., 4.00%, due 8/15/2029	735,656 (a)
Auto Manufacturers 3.0%
	Ford Motor Co.
2,075,000	9.63%, due 4/22/2030	2,412,935
2,032,000	7.45%, due 7/16/2031	2,138,646
565,000	5.29%, due 12/8/2046	456,953
	Ford Motor Credit Co. LLC
1,710,000	4.06%, due 11/1/2024	1,661,482
300,000	5.13%, due 6/16/2025	292,032
1,810,000	4.39%, due 1/8/2026	1,719,659
2,400,000	6.95%, due 3/6/2026	2,422,025
1,405,000	(Secured Overnight Financing Rate + 2.95%), 7.73%, due 3/6/2026	1,412,655 (b)
1,885,000	4.13%, due 8/17/2027	1,729,599
2,865,000	7.35%, due 11/4/2027	2,946,085
545,000	6.80%, due 5/12/2028	545,326
925,000	5.11%, due 5/3/2029	861,888
	Jaguar Land Rover Automotive PLC
895,000	5.88%, due 1/15/2028	773,824 (a)
2,495,000	5.50%, due 7/15/2029	2,065,484 (a)
415,000	Nissan Motor Acceptance Co. LLC, 2.00%, due 3/9/2026	365,721 (a)
795,000	Nissan Motor Co. Ltd., 4.35%, due 9/17/2027	728,542 (a)
		22,532,856
Auto Parts & Equipment 1.4%
1,060,000	Adient Global Holdings Ltd., 4.88%, due 8/15/2026	1,018,487 (a)
778,000	Clarios Global LP, 6.75%, due 5/15/2025	779,095 (a)
	Dana, Inc.
1,170,000	5.38%, due 11/15/2027	1,099,651
945,000	4.50%, due 2/15/2032	755,766
	Goodyear Tire & Rubber Co.
2,055,000	5.00%, due 5/31/2026	1,996,654
630,000	5.25%, due 4/30/2031	546,503
1,130,000	IHO Verwaltungs GmbH, 6.38% Cash/7.13% PIK, due 5/15/2029	1,012,999 (a)(d)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Auto Parts & Equipment – cont'd
ZF North America Capital, Inc.
$1,010,000	6.88%, due 4/14/2028	$1,039,477 (a)
1,870,000	7.13%, due 4/14/2030	1,930,205 (a)
10,178,837
Banks 0.9%
2,190,000	Bank of America Corp., Series TT, 6.13%, due 4/27/2027	2,123,341 (e)(f)
1,225,000	Bank of New York Mellon Corp., Series H, 3.70%, due 3/20/2026	1,081,810 (e)(f)
2,560,000	JPMorgan Chase & Co., Series HH, 4.60%, due 2/1/2025	2,374,400 (e)(f)
1,110,000	PNC Financial Services Group, Inc., Series T, 3.40%, due 9/15/2026	849,233 (e)(f)
6,428,784
Biotechnology 0.1%
1,115,000	Amgen, Inc., 3.38%, due 2/21/2050	823,964
Building Materials 2.3%
Builders FirstSource, Inc.
610,000	5.00%, due 3/1/2030	569,528 (a)
1,750,000	6.38%, due 6/15/2032	1,740,743 (a)
2,660,000	Camelot Return Merger Sub, Inc., 8.75%, due 8/1/2028	2,520,350 (a)
1,490,000	Cornerstone Building Brands, Inc., 6.13%, due 1/15/2029	1,121,225 (a)
Jeld-Wen, Inc.
2,195,000	4.63%, due 12/15/2025	2,118,175 (a)
2,505,000	4.88%, due 12/15/2027	2,191,875 (a)
2,005,000	Knife River Holding Co., 7.75%, due 5/1/2031	2,032,469 (a)
Masonite International Corp.
990,000	5.38%, due 2/1/2028	952,875 (a)
435,000	3.50%, due 2/15/2030	372,506 (a)
1,550,000	MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, due 2/1/2030	1,302,000 (a)
2,395,000	Standard Industries, Inc., 4.38%, due 7/15/2030	2,067,241 (a)
16,988,987
Chemicals 1.7%
2,645,000	Avient Corp., 7.13%, due 8/1/2030	2,703,219 (a)
375,000	INEOS Finance PLC, 6.75%, due 5/15/2028	370,522 (a)
NOVA Chemicals Corp.
935,000	4.88%, due 6/1/2024	920,141 (a)
2,445,000	5.25%, due 6/1/2027	2,212,703 (a)
1,230,000	Olympus Water U.S. Holding Corp., 4.25%, due 10/1/2028	1,049,282 (a)
870,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, due 11/1/2026	800,964 (a)
415,000	SPCM SA, 3.13%, due 3/15/2027	370,554 (a)
1,145,000	Tronox, Inc., 4.63%, due 3/15/2029	950,474 (a)
1,635,000	Vibrantz Technologies, Inc., 9.00%, due 2/15/2030	1,250,264 (a)
2,025,000	WR Grace Holdings LLC, 5.63%, due 8/15/2029	1,746,738 (a)
12,374,861
Commercial Services 3.7%
APi Group DE, Inc.
970,000	4.13%, due 7/15/2029	839,336 (a)
195,000	4.75%, due 10/15/2029	176,672 (a)
APX Group, Inc.
1,965,000	6.75%, due 2/15/2027	1,962,997 (a)
3,880,000	5.75%, due 7/15/2029	3,465,970 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Commercial Services – cont'd
$2,799,000	ASGN, Inc., 4.63%, due 5/15/2028	$2,586,610 (a)
1,245,000	Garda World Security Corp., 6.00%, due 6/1/2029	1,024,012 (a)
1,105,000	Korn Ferry, 4.63%, due 12/15/2027	1,049,474 (a)
1,180,000	Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer, Inc., 5.00%, due 2/1/2026	1,067,900 (a)
MPH Acquisition Holdings LLC
1,430,000	5.50%, due 9/1/2028	1,093,164 (a)
1,640,000	5.75%, due 11/1/2028	1,036,862 (a)
1,155,000	Neptune Bidco U.S., Inc., 9.29%, due 4/15/2029	1,087,144 (a)
600,000	PECF USS Intermediate Holding III Corp., 8.00%, due 11/15/2029	391,601 (a)
Prime Security Services Borrower LLC/Prime Finance, Inc.
3,170,000	5.75%, due 4/15/2026	3,146,109 (a)
3,230,000	6.25%, due 1/15/2028	3,025,011 (a)
United Rentals North America, Inc.
385,000	4.88%, due 1/15/2028	369,909
1,795,000	5.25%, due 1/15/2030	1,736,139
925,000	4.00%, due 7/15/2030	827,852
2,550,000	3.75%, due 1/15/2032	2,186,500
35,000	Verscend Escrow Corp., 9.75%, due 8/15/2026	35,323 (a)
27,108,585
Computers 1.1%
2,675,000	Ahead DB Holdings LLC, 6.63%, due 5/1/2028	2,233,625 (a)
2,950,000	McAfee Corp., 7.38%, due 2/15/2030	2,448,793 (a)
3,920,000	Presidio Holdings, Inc., 8.25%, due 2/1/2028	3,690,147 (a)
8,372,565
Cosmetics - Personal Care 0.3%
2,115,000	Coty, Inc., 5.00%, due 4/15/2026	2,065,065 (a)
Distribution - Wholesale 1.2%
1,760,000	BCPE Empire Holdings, Inc., 7.63%, due 5/1/2027	1,614,800 (a)
3,145,000	Resideo Funding, Inc., 4.00%, due 9/1/2029	2,663,723 (a)
Ritchie Bros Holdings, Inc.
680,000	6.75%, due 3/15/2028	703,800 (a)
2,200,000	7.75%, due 3/15/2031	2,337,500 (a)
1,805,000	Univar Solutions USA, Inc., 5.13%, due 12/1/2027	1,807,707 (a)
9,127,530
Diversified Financial Services 2.5%
1,010,000	Ally Financial, Inc., 5.75%, due 11/20/2025	981,403
1,310,000	Avolon Holdings Funding Ltd., 5.25%, due 5/15/2024	1,291,684 (a)
2,307,905	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	2,060,313 (a)(d)
LPL Holdings, Inc.
435,000	4.63%, due 11/15/2027	410,853 (a)
410,000	4.00%, due 3/15/2029	368,252 (a)
OneMain Finance Corp.
1,205,000	6.88%, due 3/15/2025	1,178,828
1,510,000	7.13%, due 3/15/2026	1,471,557
4,245,000	3.50%, due 1/15/2027	3,625,739
1,180,000	6.63%, due 1/15/2028	1,094,450
820,000	3.88%, due 9/15/2028	658,066
745,000	5.38%, due 11/15/2029	626,731
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Diversified Financial Services – cont'd
VistaJet Malta Finance PLC/XO Management Holding, Inc.
$2,765,000	7.88%, due 5/1/2027	$2,626,750 (a)
2,710,000	6.38%, due 2/1/2030	2,344,515 (a)
18,739,141
Electric 3.4%
Calpine Corp.
95,000	5.13%, due 3/15/2028	87,752 (a)
970,000	4.63%, due 2/1/2029	843,112 (a)
1,239,000	5.00%, due 2/1/2031	1,043,824 (a)
440,000	Clearway Energy Operating LLC, 3.75%, due 1/15/2032	369,061 (a)
1,115,000	Duke Energy Corp., 3.75%, due 9/1/2046	875,619
1,800,000	Leeward Renewable Energy Operations LLC, 4.25%, due 7/1/2029	1,620,168 (a)
NRG Energy, Inc.
2,810,000	10.25%, due 3/15/2028	2,756,826 (a)(e)(f)
2,160,000	5.25%, due 6/15/2029	1,992,402 (a)
1,055,000	3.63%, due 2/15/2031	854,006 (a)
1,525,000	Talen Energy Supply LLC, 8.63%, due 6/1/2030	1,525,000 (a)(g)
1,940,000	TransAlta Corp., 7.75%, due 11/15/2029	2,037,155
4,145,000	Vistra Corp., 7.00%, due 12/15/2026	3,717,354 (a)(e)(f)
Vistra Operations Co. LLC
1,830,000	5.50%, due 9/1/2026	1,793,110 (a)
2,165,000	5.63%, due 2/15/2027	2,111,520 (a)
3,790,000	4.38%, due 5/1/2029	3,388,480 (a)
25,015,389
Electrical Components & Equipment 0.5%
3,410,000	Energizer Holdings, Inc., 6.50%, due 12/31/2027	3,326,409 (a)
Electronics 0.9%
4,050,000	Imola Merger Corp., 4.75%, due 5/15/2029	3,507,104 (a)
Sensata Technologies BV
2,715,000	4.00%, due 4/15/2029	2,453,519 (a)
1,075,000	5.88%, due 9/1/2030	1,055,639 (a)
7,016,262
Energy - Alternate Sources 0.2%
1,770,000	Sunnova Energy Corp., 5.88%, due 9/1/2026	1,604,063 (a)
Engineering & Construction 1.0%
Global Infrastructure Solutions, Inc.
5,465,000	5.63%, due 6/1/2029	4,553,520 (a)
415,000	7.50%, due 4/15/2032	356,609 (a)
2,973,000	VM Consolidated, Inc., 5.50%, due 4/15/2029	2,779,755 (a)
7,689,884
Entertainment 3.4%
1,120,000	Allwyn Entertainment Financing U.K. PLC, 7.88%, due 4/30/2029	1,128,512 (a)
Caesars Entertainment, Inc.
685,000	6.25%, due 7/1/2025	685,836 (a)
500,000	8.13%, due 7/1/2027	510,126 (a)
1,700,000	4.63%, due 10/15/2029	1,491,402 (a)
1,300,000	7.00%, due 2/15/2030	1,311,602 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Entertainment – cont'd
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op
$300,000	5.50%, due 5/1/2025	$299,108 (a)
275,000	6.50%, due 10/1/2028	271,712
Churchill Downs, Inc.
445,000	5.50%, due 4/1/2027	434,119 (a)
780,000	4.75%, due 1/15/2028	738,657 (a)
2,950,000	6.75%, due 5/1/2031	2,969,322 (a)
2,335,000	Everi Holdings, Inc., 5.00%, due 7/15/2029	2,081,069 (a)
825,000	Golden Entertainment, Inc., 7.63%, due 4/15/2026	833,250 (a)
Live Nation Entertainment, Inc.
520,000	5.63%, due 3/15/2026	505,947 (a)
1,210,000	6.50%, due 5/15/2027	1,223,644 (a)
410,000	3.75%, due 1/15/2028	366,950 (a)
1,770,000	Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, due 5/1/2029	1,584,150 (a)
5,000	Penn Entertainment, Inc., 5.63%, due 1/15/2027	4,753 (a)
2,255,000	Raptor Acquisition Corp./Raptor Co.-Issuer LLC, 4.88%, due 11/1/2026	2,108,425 (a)
2,955,000	Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc., 6.63%, due 3/1/2030	2,621,765 (a)
1,090,000	Scientific Games International, Inc., 7.00%, due 5/15/2028	1,087,341 (a)
925,000	Warnermedia Holdings, Inc., 5.14%, due 3/15/2052	739,128 (a)
WMG Acquisition Corp.
410,000	3.75%, due 12/1/2029	360,800 (a)
505,000	3.88%, due 7/15/2030	445,663 (a)
1,225,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, due 10/1/2029	1,127,917 (a)
24,931,198
Environmental Control 0.1%
410,000	Clean Harbors, Inc., 5.13%, due 7/15/2029	393,942 (a)
Food 2.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
335,000	5.88%, due 2/15/2028	331,630 (a)
2,455,000	6.50%, due 2/15/2028	2,485,687 (a)
1,030,000	3.50%, due 3/15/2029	912,576 (a)
965,000	4.88%, due 2/15/2030	899,863 (a)
Performance Food Group, Inc.
2,330,000	5.50%, due 10/15/2027	2,283,578 (a)
405,000	4.25%, due 8/1/2029	368,693 (a)
Pilgrim's Pride Corp.
3,015,000	4.25%, due 4/15/2031	2,622,480
1,300,000	3.50%, due 3/1/2032	1,046,500
1,570,000	6.25%, due 7/1/2033	1,553,062
2,340,000	TreeHouse Foods, Inc., 4.00%, due 9/1/2028	2,070,970
U.S. Foods, Inc.
1,220,000	4.75%, due 2/15/2029	1,134,823 (a)
1,030,000	4.63%, due 6/1/2030	941,949 (a)
16,651,811
Forest Products & Paper 0.3%
1,970,000	Ahlstrom Holding 3 Oy, 4.88%, due 2/4/2028	1,668,075 (a)
1,010,000	Glatfelter Corp., 4.75%, due 11/15/2029	719,069 (a)
2,387,144
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Healthcare - Products 0.8%
$750,000	Hologic, Inc., 4.63%, due 2/1/2028	$729,209 (a)
Medline Borrower LP
3,835,000	3.88%, due 4/1/2029	3,355,446 (a)
1,805,000	5.25%, due 10/1/2029	1,561,258 (a)
5,645,913
Healthcare - Services 2.1%
CHS/Community Health Systems, Inc.
730,000	5.63%, due 3/15/2027	673,623 (a)
40,000	6.00%, due 1/15/2029	35,450 (a)
1,765,000	5.25%, due 5/15/2030	1,471,064 (a)
DaVita, Inc.
75,000	4.63%, due 6/1/2030	65,330 (a)
1,030,000	3.75%, due 2/15/2031	829,432 (a)
675,000	Encompass Health Corp., 4.50%, due 2/1/2028	636,427
2,905,000	Envision Healthcare Corp., 8.75%, due 10/15/2026	72,625 (a)
830,000	HealthEquity, Inc., 4.50%, due 10/1/2029	742,186 (a)
1,180,000	IQVIA, Inc., 5.00%, due 5/15/2027	1,151,304 (a)
Molina Healthcare, Inc.
1,180,000	4.38%, due 6/15/2028	1,105,912 (a)
2,840,000	3.88%, due 5/15/2032	2,433,831 (a)
Tenet Healthcare Corp.
710,000	4.88%, due 1/1/2026	699,248
1,115,000	5.13%, due 11/1/2027	1,081,857
1,910,000	6.13%, due 10/1/2028	1,853,098
1,455,000	6.13%, due 6/15/2030	1,439,157 (a)
1,390,000	U.S. Acute Care Solutions LLC, 6.38%, due 3/1/2026	1,240,574 (a)
15,531,118
Holding Companies - Diversified 0.3%
1,805,000	Benteler International AG, 10.50%, due 5/15/2028	1,845,613 (a)(g)
Home Builders 1.0%
2,635,000	KB Home, 7.25%, due 7/15/2030	2,708,372
Mattamy Group Corp.
570,000	5.25%, due 12/15/2027	530,269 (a)
790,000	4.63%, due 3/1/2030	692,217 (a)
1,250,000	MDC Holdings, Inc., 2.50%, due 1/15/2031	982,397
375,000	Meritage Homes Corp., 5.13%, due 6/6/2027	367,500
1,280,000	Shea Homes LP/Shea Homes Funding Corp., 4.75%, due 2/15/2028	1,164,800
905,000	Tri Pointe Homes, Inc., 5.25%, due 6/1/2027	868,800
7,314,355
Insurance 2.3%
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer
6,683,000	6.75%, due 10/15/2027	6,238,537 (a)
1,635,000	6.75%, due 4/15/2028	1,632,934 (a)
470,000	AmWINS Group, Inc., 4.88%, due 6/30/2029	426,486 (a)
AssuredPartners, Inc.
2,530,000	7.00%, due 8/15/2025	2,504,700 (a)
2,000,000	5.63%, due 1/15/2029	1,731,476 (a)
1,755,000	BroadStreet Partners, Inc., 5.88%, due 4/15/2029	1,522,510 (a)
1,321,000	GTCR AP Finance, Inc., 8.00%, due 5/15/2027	1,291,304 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Insurance – cont'd
$1,355,000	HUB International Ltd., 7.00%, due 5/1/2026	$1,348,969 (a)
16,696,916
Internet 1.3%
Gen Digital, Inc.
1,175,000	6.75%, due 9/30/2027	1,184,071 (a)
985,000	7.13%, due 9/30/2030	989,441 (a)
1,500,000	Match Group Holdings II LLC, 5.63%, due 2/15/2029	1,410,332 (a)
3,045,000	Newfold Digital Holdings Group, Inc., 6.00%, due 2/15/2029	2,090,994 (a)
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
2,255,000	4.75%, due 4/30/2027	1,956,213 (a)
1,190,000	6.00%, due 2/15/2028	886,550 (a)
1,485,000	Ziff Davis, Inc., 4.63%, due 10/15/2030	1,304,769 (a)
9,822,370
Iron - Steel 0.9%
ATI, Inc.
1,275,000	5.88%, due 12/1/2027	1,245,120
945,000	4.88%, due 10/1/2029	871,243
Carpenter Technology Corp.
75,000	6.38%, due 7/15/2028	74,344
1,725,000	7.63%, due 3/15/2030	1,764,340
3,600,000	TMS International Corp., 6.25%, due 4/15/2029	2,782,002 (a)
6,737,049
Leisure Time 2.2%
Carnival Corp.
715,000	7.63%, due 3/1/2026	653,785 (a)
1,035,000	5.75%, due 3/1/2027	851,804 (a)
2,275,000	9.88%, due 8/1/2027	2,332,403 (a)
1,955,000	Carnival Holdings Bermuda Ltd., 10.38%, due 5/1/2028	2,101,789 (a)
1,135,000	Lindblad Expeditions Holdings, Inc., 9.00%, due 5/15/2028	1,138,277 (a)(g)
650,000	Lindblad Expeditions LLC, 6.75%, due 2/15/2027	611,011 (a)
1,890,000	NCL Corp. Ltd., 5.88%, due 2/15/2027	1,782,794 (a)
Royal Caribbean Cruises Ltd.
4,870,000	5.50%, due 4/1/2028	4,294,345 (a)
2,230,000	7.25%, due 1/15/2030	2,236,271 (a)
16,002,479
Lodging 0.1%
810,000	Wyndham Hotels & Resorts, Inc., 4.38%, due 8/15/2028	753,130 (a)
Machinery - Construction & Mining 0.3%
760,000	Manitowoc Co., Inc., 9.00%, due 4/1/2026	754,045 (a)
1,390,000	Terex Corp., 5.00%, due 5/15/2029	1,292,854 (a)
2,046,899
Machinery - Diversified 0.7%
Chart Industries, Inc.
2,960,000	7.50%, due 1/1/2030	3,048,800 (a)
265,000	9.50%, due 1/1/2031	280,569 (a)
1,765,000	SPX FLOW, Inc., 8.75%, due 4/1/2030	1,478,350 (a)
4,807,719
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Media 3.4%
CCO Holdings LLC/CCO Holdings Capital Corp.
$4,210,000	5.00%, due 2/1/2028	$3,892,535 (a)
1,670,000	6.38%, due 9/1/2029	1,587,100 (a)
1,830,000	4.75%, due 3/1/2030	1,574,525 (a)
1,310,000	4.25%, due 2/1/2031	1,072,904 (a)
1,840,000	4.50%, due 5/1/2032	1,473,057
1,150,000	4.25%, due 1/15/2034	876,001 (a)
CSC Holdings LLC
810,000	11.25%, due 5/15/2028	807,246 (a)
7,580,000	5.75%, due 1/15/2030	3,868,407 (a)
1,540,000	4.13%, due 12/1/2030	1,105,230 (a)
1,645,000	4.63%, due 12/1/2030	802,969 (a)
1,730,000	5.00%, due 11/15/2031	830,330 (a)
2,725,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, due 8/15/2026	183,938 (a)(h)
DISH DBS Corp.
590,000	5.25%, due 12/1/2026	450,661 (a)
2,380,000	5.13%, due 6/1/2029	1,097,619
780,000	DISH Network Corp., 11.75%, due 11/15/2027	736,823 (a)
McGraw-Hill Education, Inc.
1,255,000	5.75%, due 8/1/2028	1,114,713 (a)
1,460,000	8.00%, due 8/1/2029	1,255,600 (a)
1,085,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, due 9/15/2028	506,261 (a)
Sirius XM Radio, Inc.
1,327,000	4.13%, due 7/1/2030	1,064,384 (a)
1,550,000	3.88%, due 9/1/2031	1,171,290 (a)
25,471,593
Metal Fabricate - Hardware 0.3%
1,955,000	Advanced Drainage Systems, Inc., 6.38%, due 6/15/2030	1,934,121 (a)
Mining 1.2%
First Quantum Minerals Ltd.
1,785,000	7.50%, due 4/1/2025	1,780,448 (a)
360,000	6.88%, due 3/1/2026	353,455 (a)
1,100,000	6.88%, due 10/15/2027	1,067,935 (a)
FMG Resources August 2006 Pty Ltd.
955,000	4.38%, due 4/1/2031	829,540 (a)
370,000	6.13%, due 4/15/2032	357,989 (a)
Hudbay Minerals, Inc.
2,890,000	4.50%, due 4/1/2026	2,691,235 (a)
2,290,000	6.13%, due 4/1/2029	2,141,828 (a)
9,222,430
Miscellaneous Manufacturer 0.0%(c)
370,000	Amsted Industries, Inc., 5.63%, due 7/1/2027	362,738 (a)
Oil & Gas 6.4%
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
1,880,000	7.00%, due 11/1/2026	1,819,221 (a)
539,000	9.00%, due 11/1/2027	666,339 (a)
2,325,000	8.25%, due 12/31/2028	2,252,070 (a)
4,640,000	5.88%, due 6/30/2029	4,167,353 (a)
990,000	Callon Petroleum Co., 7.50%, due 6/15/2030	940,318 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Oil & Gas – cont'd
$3,675,000	Chesapeake Energy Corp., 6.75%, due 4/15/2029	$3,637,973 (a)
Comstock Resources, Inc.
3,495,000	6.75%, due 3/1/2029	3,164,294 (a)
4,745,000	5.88%, due 1/15/2030	4,073,453 (a)
1,185,000	Crescent Energy Finance LLC, 9.25%, due 2/15/2028	1,181,753 (a)
Hilcorp Energy I LP/Hilcorp Finance Co.
630,000	6.25%, due 11/1/2028	603,384 (a)
567,000	5.75%, due 2/1/2029	529,724 (a)
885,000	6.00%, due 4/15/2030	824,804 (a)
998,000	6.00%, due 2/1/2031	919,780 (a)
Nabors Industries Ltd.
490,000	7.25%, due 1/15/2026	461,862 (a)
485,000	7.50%, due 1/15/2028	441,341 (a)
1,995,000	Nabors Industries, Inc., 7.38%, due 5/15/2027	1,935,150 (a)
2,430,000	Noble Finance II LLC, 8.00%, due 4/15/2030	2,488,369 (a)
2,820,000	Northern Oil & Gas, Inc., 8.13%, due 3/1/2028	2,784,750 (a)
Occidental Petroleum Corp.
1,325,000	6.13%, due 1/1/2031	1,385,115
3,000,000	7.50%, due 5/1/2031	3,347,190
2,265,000	6.20%, due 3/15/2040	2,325,096
1,250,000	4.63%, due 6/15/2045	1,024,787
1,140,000	PDC Energy, Inc., 5.75%, due 5/15/2026	1,106,616
Permian Resources Operating LLC
655,000	5.38%, due 1/15/2026	623,430 (a)
1,810,000	5.88%, due 7/1/2029	1,712,764 (a)
1,560,000	Rockcliff Energy II LLC, 5.50%, due 10/15/2029	1,410,739 (a)
1,765,000	Valaris Ltd., 8.38%, due 4/30/2030	1,765,759 (a)
47,593,434
Packaging & Containers 4.0%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
1,965,000	6.00%, due 6/15/2027	1,955,283 (a)
375,000	4.00%, due 9/1/2029	305,462 (a)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
2,800,000	4.13%, due 8/15/2026	2,637,695 (a)
3,475,000	5.25%, due 8/15/2027	2,971,818 (a)
500,000	5.25%, due 8/15/2027	427,600 (a)
430,000	Ball Corp., 2.88%, due 8/15/2030	360,245
2,000,000	Berry Global, Inc., 5.63%, due 7/15/2027	1,970,092 (a)
455,000	Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, due 9/30/2026	435,571
375,000	Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, due 2/1/2026	367,624
2,050,000	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co.-Issuer LLC, 6.00%, due 9/15/2028	1,703,986 (a)
Mauser Packaging Solutions Holding Co.
2,540,000	7.88%, due 8/15/2026	2,576,386 (a)
2,860,000	9.25%, due 4/15/2027	2,714,136 (a)
2,515,000	Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc., 4.38%, due 10/15/2028	2,214,734 (a)
180,000	Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, 4.00%, due 10/15/2027	162,002 (a)
1,165,000	Sealed Air Corp., 4.00%, due 12/1/2027	1,088,733 (a)
1,515,000	Sealed Air Corp./Sealed Air Corp. U.S., 6.13%, due 2/1/2028	1,537,272 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Packaging & Containers – cont'd
	Trident TPI Holdings, Inc.
$665,000	9.25%, due 8/1/2024	$680,404 (a)
1,835,000	12.75%, due 12/31/2028	1,879,132 (a)(g)
	Trivium Packaging Finance BV
1,335,000	5.50%, due 8/15/2026	1,296,089 (a)
2,740,000	8.50%, due 8/15/2027	2,645,273 (a)
		29,929,537
Pharmaceuticals 1.1%
3,410,000	180 Medical, Inc., 3.88%, due 10/15/2029	3,036,792 (a)
2,370,000	Organon & Co./Organon Foreign Debt Co.-Issuer BV, 5.13%, due 4/30/2031	2,111,773 (a)
2,645,000	Teva Pharmaceutical Finance Netherlands III BV, 7.88%, due 9/15/2029	2,769,738
		7,918,303
Pipelines 8.9%
	Antero Midstream Partners LP/Antero Midstream Finance Corp.
915,000	7.88%, due 5/15/2026	939,496 (a)
1,285,000	5.75%, due 3/1/2027	1,243,003 (a)
	Buckeye Partners LP
715,000	4.35%, due 10/15/2024	694,933
1,450,000	4.50%, due 3/1/2028	1,317,687 (a)
2,855,000	5.85%, due 11/15/2043	2,197,037
3,080,000	5.60%, due 10/15/2044	2,219,141
4,795,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, due 6/15/2031	4,462,703 (a)
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
245,000	5.75%, due 4/1/2025	241,323
966,000	5.63%, due 5/1/2027	927,003 (a)
1,650,000	6.00%, due 2/1/2029	1,555,125 (a)
1,239,000	8.00%, due 4/1/2029	1,260,682 (a)
1,380,000	7.38%, due 2/1/2031	1,380,000 (a)
3,170,000	DCP Midstream Operating LP, 5.85%, due 5/21/2043	3,168,102 (a)(e)
1,325,000	DT Midstream, Inc., 4.13%, due 6/15/2029	1,174,285 (a)
1,055,000	EnLink Midstream LLC, 6.50%, due 9/1/2030	1,065,729 (a)
	EnLink Midstream Partners LP
300,000	5.60%, due 4/1/2044	249,321
968,000	5.05%, due 4/1/2045	768,185
942,000	5.45%, due 6/1/2047	786,570
	EQM Midstream Partners LP
480,000	6.00%, due 7/1/2025	471,568 (a)
955,000	4.13%, due 12/1/2026	866,613
925,000	7.50%, due 6/1/2027	921,688 (a)
520,000	6.50%, due 7/1/2027	507,005 (a)
1,610,000	4.50%, due 1/15/2029	1,368,237 (a)
910,000	7.50%, due 6/1/2030	883,306 (a)
	Genesis Energy LP/Genesis Energy Finance Corp.
1,350,000	6.50%, due 10/1/2025	1,321,565
1,630,000	6.25%, due 5/15/2026	1,570,479
1,100,000	7.75%, due 2/1/2028	1,082,657
165,000	8.88%, due 4/15/2030	165,221
4,794,000	Harvest Midstream I LP, 7.50%, due 9/1/2028	4,690,691 (a)
3,020,000	Howard Midstream Energy Partners LLC, 6.75%, due 1/15/2027	2,818,395 (a)
3,740,000	ITT Holdings LLC, 6.50%, due 8/1/2029	3,105,210 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Pipelines – cont'd
$1,110,000	Kinetik Holdings LP, 5.88%, due 6/15/2030	$1,063,347 (a)
New Fortress Energy, Inc.
1,940,000	6.75%, due 9/15/2025	1,847,533 (a)
6,880,000	6.50%, due 9/30/2026	6,335,313 (a)
4,400,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, due 10/15/2026	4,224,000 (a)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
740,000	7.50%, due 10/1/2025	745,639 (a)
645,000	6.00%, due 3/1/2027	622,314 (a)
1,955,000	5.50%, due 1/15/2028	1,808,703 (a)
1,235,000	6.00%, due 12/31/2030	1,096,864 (a)
1,400,000	6.00%, due 9/1/2031	1,239,595 (a)
Western Midstream Operating LP
590,000	5.45%, due 4/1/2044	513,013
595,000	5.50%, due 8/15/2048	508,832
170,000	5.50%, due 2/1/2050	144,223
65,572,336
Real Estate 1.1%
Realogy Group LLC/Realogy Co.-Issuer Corp.
3,820,000	5.75%, due 1/15/2029	2,836,350 (a)
7,850,000	5.25%, due 4/15/2030	5,596,721 (a)
8,433,071
Real Estate Investment Trusts 3.0%
1,215,000	American Tower Corp., 2.95%, due 1/15/2051	782,655
EPR Properties
860,000	4.50%, due 4/1/2025	834,076
1,070,000	3.75%, due 8/15/2029	853,304
Iron Mountain, Inc.
1,696,000	4.88%, due 9/15/2027	1,616,451 (a)
2,759,000	5.25%, due 3/15/2028	2,653,775 (a)
1,305,000	5.00%, due 7/15/2028	1,228,298 (a)
895,000	4.88%, due 9/15/2029	816,302 (a)
1,000,000	5.25%, due 7/15/2030	921,027 (a)
MPT Operating Partnership LP/MPT Finance Corp.
1,095,000	5.25%, due 8/1/2026	975,147
1,020,000	5.00%, due 10/15/2027	854,413
1,325,000	Necessity Retail REIT, Inc./American Finance Operating Partner LP, 4.50%, due 9/30/2028	982,594 (a)
1,360,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.-Issuer, 4.88%, due 5/15/2029	1,176,400 (a)
1,130,000	RHP Hotel Properties LP/RHP Finance Corp., 4.50%, due 2/15/2029	1,017,508 (a)
1,430,000	RLJ Lodging Trust LP, 4.00%, due 9/15/2029	1,201,200 (a)
680,000	Service Properties Trust, 3.95%, due 1/15/2028	532,357
3,080,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, due 2/15/2028	2,947,242 (a)
1,015,000	VICI Properties LP/VICI Note Co., Inc., 4.13%, due 8/15/2030	904,943 (a)
1,960,000	XHR LP, 6.38%, due 8/15/2025	1,932,687 (a)
22,230,379
Retail 3.0%
1011778 BC ULC/New Red Finance, Inc.
1,585,000	3.88%, due 1/15/2028	1,486,632 (a)
560,000	3.50%, due 2/15/2029	503,386 (a)
2,045,000	4.00%, due 10/15/2030	1,785,247 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Retail – cont'd
$790,000	Abercrombie & Fitch Management Co., 8.75%, due 7/15/2025	$801,826 (a)
205,000	Asbury Automotive Group, Inc., 4.63%, due 11/15/2029	182,452 (a)
Bath & Body Works, Inc.
380,000	6.63%, due 10/1/2030	364,786 (a)
855,000	6.88%, due 11/1/2035	773,827
1,845,000	Foot Locker, Inc., 4.00%, due 10/1/2029	1,560,925 (a)
2,150,000	GYP Holdings III Corp., 4.63%, due 5/1/2029	1,897,375 (a)
Macy's Retail Holdings LLC
965,000	5.88%, due 4/1/2029	883,969 (a)
1,205,000	5.88%, due 3/15/2030	1,069,962 (a)
1,600,000	4.50%, due 12/15/2034	1,147,312
353,000	5.13%, due 1/15/2042	231,424
1,505,000	NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, due 4/1/2026	1,398,544 (a)
1,520,000	PetSmart, Inc./PetSmart Finance Corp., 7.75%, due 2/15/2029	1,498,918 (a)
1,015,000	SRS Distribution, Inc., 6.13%, due 7/1/2029	837,304 (a)
1,360,000	Victoria's Secret & Co., 4.63%, due 7/15/2029	1,099,955 (a)
1,855,000	White Cap Parent LLC, 8.25% Cash/9.00% PIK, due 3/15/2026	1,700,797 (a)(d)
Yum! Brands, Inc.
1,530,000	4.75%, due 1/15/2030	1,480,003 (a)
420,000	3.63%, due 3/15/2031	370,987
1,195,000	4.63%, due 1/31/2032	1,114,303
22,189,934
Semiconductors 0.1%
980,000	Amkor Technology, Inc., 6.63%, due 9/15/2027	980,972 (a)
Software 1.5%
2,155,000	Central Parent, Inc./CDK Global, Inc., 7.25%, due 6/15/2029	2,133,749 (a)
1,433,000	Consensus Cloud Solutions, Inc., 6.50%, due 10/15/2028	1,253,875 (a)
1,080,000	Fair Isaac Corp., 5.25%, due 5/15/2026	1,062,450 (a)
MSCI, Inc.
2,285,000	4.00%, due 11/15/2029	2,058,854 (a)
550,000	3.25%, due 8/15/2033	446,875 (a)
960,000	Open Text Holdings, Inc., 4.13%, due 12/1/2031	794,560 (a)
1,090,000	Oracle Corp., 3.60%, due 4/1/2050	775,003
Rackspace Technology Global, Inc.
2,140,000	3.50%, due 2/15/2028	888,100 (a)
7,990,000	5.38%, due 12/1/2028	1,896,028 (a)
11,309,494
Telecommunications 4.3%
4,455,000	Altice France Holding SA, 6.00%, due 2/15/2028	2,743,258 (a)
2,540,000	Altice France SA, 5.50%, due 1/15/2028	1,999,611 (a)
1,440,000	Ciena Corp., 4.00%, due 1/31/2030	1,264,921 (a)
4,870,000	CommScope Technologies LLC, 5.00%, due 3/15/2027	3,364,487 (a)
CommScope, Inc.
1,270,000	8.25%, due 3/1/2027	981,858 (a)
1,160,000	4.75%, due 9/1/2029	936,754 (a)
Frontier Communications Holdings LLC
630,000	5.00%, due 5/1/2028	553,211 (a)
1,500,000	5.88%, due 11/1/2029	1,140,898
2,090,000	8.75%, due 5/15/2030	2,067,221 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Telecommunications – cont'd
	Iliad Holding SASU
$1,050,000	6.50%, due 10/15/2026	$1,010,321 (a)
910,000	7.00%, due 10/15/2028	861,011 (a)
	Level 3 Financing, Inc.
6,639,000	4.63%, due 9/15/2027	4,100,442 (a)
2,710,000	3.75%, due 7/15/2029	1,525,130 (a)
1,650,000	3.88%, due 11/15/2029	1,204,486 (a)
993,000	10.50%, due 5/15/2030	950,602 (a)
350,000	Lumen Technologies, Inc., 4.00%, due 2/15/2027	233,730 (a)
	Sprint Capital Corp.
1,100,000	6.88%, due 11/15/2028	1,185,890
1,250,000	8.75%, due 3/15/2032	1,527,895
	Sprint LLC
420,000	7.13%, due 6/15/2024	426,876
345,000	7.63%, due 2/15/2025	355,472
	Telecom Italia Capital SA
880,000	6.38%, due 11/15/2033	786,698
440,000	7.20%, due 7/18/2036	397,615
2,315,000	Vmed O2 U.K. Financing I PLC, 4.75%, due 7/15/2031	1,972,699 (a)
		31,591,086
Trucking & Leasing 0.1%
1,142,000	AerCap Global Aviation Trust, 6.50%, due 6/15/2045	1,072,660 (a)(e)
Water 0.3%
2,310,000	Solaris Midstream Holdings LLC, 7.63%, due 4/1/2026	2,217,600 (a)
Total Corporate Bonds (Cost $678,710,299)		633,565,896

Loan Assignments(b) 6.5%
Aerospace & Defense 0.4%
972,473	Peraton Corp., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 8.83%, due 2/1/2028	951,400
2,260,000	TransDigm, Inc., Term Loan I, (3 mo. USD Term SOFR + 3.25%), 8.15%, due 8/24/2028	2,256,429
		3,207,829
Building Materials 0.2%
1,105,184	Standard Industries, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.25%), 7.33%, due 9/22/2028	1,101,802
Business Equipment & Services 0.4%
972,544	AppLovin Corp., Term Loan B, (3 mo. USD Term SOFR + 3.10%), due 10/25/2028	964,841 (i)(j)
1,428,632	Cyxtera DC Holdings, Inc., Term Loan B, (3 mo. USD LIBOR + 3.00%), 8.07%, due 5/1/2024	1,053,973
967,550	Tempo Acquisition LLC, Term Loan B, (1 mo. USD Term SOFR + 3.00%), 7.98%, due 8/31/2028	965,935
		2,984,749
Chemicals & Plastics 0.4%
982,512	Diamond BC BV, Term Loan B, (1 mo. USD Term SOFR + 2.75%, 3 mo. USD Term SOFR + 2.75%), 7.85% – 8.06%, due 9/29/2028	980,852 (k)
975,000	Ineos U.S. Finance LLC, Term Loan B, (3 mo. USD Term SOFR + 3.50%), due 2/18/2030	972,153 (i)(j)
966,711	Starfruit Finco BV, Term Loan B, (3 mo. USD Term SOFR + 2.75%), 7.90%, due 10/1/2025	960,969
		2,913,974
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Containers & Glass Products 0.4%
	Trident TPI Holdings, Inc.
$1,430,000	Term Loan, (1 mo. USD Term SOFR), due 9/15/2028	$1,390,904 (i)(j)
1,428,691	Term Loan B1, (1 mo. USD LIBOR + 3.25%), 8.27%, due 10/17/2024	1,425,476
		2,816,380
Distribution - Wholesale 0.2%
1,660,837	Dealer Tire Financial LLC, Term Loan B2, (1 mo. USD Term SOFR + 4.50%), 9.48%, due 12/14/2027	1,653,048
Diversified Insurance 0.3%
2,432,015	Gainwell Acquisition Corp., Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.00%, due 10/1/2027	2,339,306
Entertainment 0.1%
967,563	Great Canadian Gaming Corp., Term Loan, (3 mo. USD LIBOR + 4.00%), 8.95%, due 11/1/2026	959,097
Financial Intermediaries 0.3%
2,004,823	Starwood Property Trust, Inc., Term Loan B2, (1 mo. USD LIBOR + 3.25%), 8.33%, due 7/26/2026	1,939,666
Food Service 0.1%
505,735	Aramark Services, Inc., Term Loan B, (1 mo. USD LIBOR + 2.50%), 7.52%, due 4/6/2028	504,789
Health Care 1.2%
5,885,000	Parexel International Corp., Second Lien Term Loan, (1 mo. USD LIBOR + 6.50%), 11.52%, due 11/15/2029	5,414,200 (l)
1,010,000	RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (3 mo. USD LIBOR + 3.75%), 9.02%, due 11/16/2025	948,834
2,053,547	Team Health Holdings, Inc., Term Loan B, (1 mo. USD Term SOFR + 5.25%), 10.23%, due 3/2/2027	1,328,645
1,429,091	Verscend Holding Corp., Term Loan B, (1 mo. USD LIBOR + 4.00%), 9.02%, due 8/27/2025	1,426,419
		9,118,098
Industrial Equipment 0.1%
967,526	Gates Global LLC, Term Loan B3, (1 mo. USD LIBOR + 2.50%), due 3/31/2027	963,094 (i)(j)
Leisure Goods - Activities - Movies 0.1%
972,262	UFC Holdings LLC, Term Loan B, (3 mo. USD LIBOR + 2.75%), 8.05%, due 4/29/2026	969,287
Lodging & Casinos 0.3%
2,014,950	GVC Holdings (Gibraltar) Ltd., Term Loan B2, (6 mo. USD Term SOFR + 3.50%), 8.44%, due 10/31/2029	2,020,995
Nonferrous Metals - Minerals 0.2%
1,850,000	U.S. Silica Co., Term Loan B, (1 mo. USD Term SOFR + 4.75%), 9.83%, due 3/25/2030	1,820,511
Oil & Gas 0.5%
1,300,000	Prairie ECI Acquiror LP, Term Loan B, (1 mo. USD LIBOR + 4.75%), 9.77%, due 3/11/2026	1,274,403
2,090,830	Waterbridge Midstream Operating LLC, Term Loan B, (3 mo. USD LIBOR + 5.75%), 11.01%, due 6/22/2026	2,073,413
		3,347,816
Retailers (except food & drug) 0.7%
2,417,004	Great Outdoors Group LLC, Term Loan B1, (1 mo. USD LIBOR + 3.75%), 8.77%, due 3/6/2028	2,394,357
2,540,622	Petco Health & Wellness Co., Inc., Term Loan B, (3 mo. USD Term SOFR + 3.25%), 8.41%, due 3/3/2028	2,501,928
		4,896,285
Textiles, Apparel & Luxury Goods 0.2%
1,826,269	Crocs, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.58%, due 2/20/2029	1,823,365
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Utilities 0.4%
	Lightstone Holdco LLC
$2,782,029	Term Loan B, (1 mo. USD Term SOFR + 5.75%), 10.73%, due 1/29/2027	$2,453,972
157,762	Term Loan C, (1 mo. USD Term SOFR + 5.75%), 10.73%, due 1/29/2027	139,159
		2,593,131
Total Loan Assignments (Cost $49,664,446)		47,973,222

Convertible Bonds 0.2%
Media 0.2%
3,685,000	DISH Network Corp., 3.38%, due 8/15/2026 (Cost $3,448,334)	1,735,635
Number of Shares

Short-Term Investments 5.1%
Investment Companies 5.1%
37,611,291	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.76%(m) (Cost $37,611,291)	37,611,291
Total Investments 100.4% (Cost $792,347,265)		743,088,819
Liabilities Less Other Assets (0.4)%		(3,212,715)(n)
Net Assets 100.0%		$739,876,104

(a)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2023, these securities amounted to $537,974,156, which represents 72.7% of net assets of the Fund.

(b)	Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2023 and changes periodically.
(c)	Represents less than 0.05% of net assets of the Fund.
(d)	Payment-in-kind (PIK) security.
(e)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(f)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.
(g)	When-issued security. Total value of all such securities at April 30, 2023 amounted to $6,388,022, which represents 0.9% of net assets of the Fund.
(h)	Defaulted security.
(i)	All or a portion of this security was purchased on a delayed delivery basis.
(j)	All or a portion of this security had not settled as of April 30, 2023 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.
(k)	The stated interest rates represent the range of rates at April 30, 2023 of the underlying contracts within the Loan Assignment.
(l)	Value determined using significant unobservable inputs.
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
(m)	Represents 7-day effective yield as of April 30, 2023.
(n)	Includes the impact of the Fund’s open positions in derivatives at April 30, 2023.
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$611,145,602	82.6%
Canada	22,523,768	3.0%
Cayman Islands	20,584,300	2.8%
United Kingdom	9,869,794	1.3%
Switzerland	4,971,265	0.7%
France	4,241,497	0.6%
Luxembourg	4,085,933	0.6%
Germany	3,982,681	0.5%
Netherlands	3,941,362	0.5%
Zambia	3,201,838	0.4%
Israel	2,769,738	0.4%
Ireland	2,364,344	0.3%
Chile	2,334,955	0.3%
Austria	1,845,613	0.2%
Jersey	1,717,867	0.2%
Finland	1,668,075	0.2%
Australia	1,187,529	0.2%
Italy	1,184,313	0.2%
Czech Republic	1,128,512	0.2%
Japan	728,542	0.1%
Short-Term Investments and Other Liabilities—Net	34,398,576	4.7%
	$739,876,104	100.0%
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Derivative Instruments
Total return swap contracts ("total return swaps")
At April 30, 2023, the Fund had outstanding total return swaps as follows:
Over-the-counter total return swaps—Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	iBoxx USD Liquid High Yield Index	USD	4,142,862	6/20/2023	4.81%	—%	SOFR	T/T	$142,862	$(37,308)	$105,554
Total									$142,862	$(37,308)	$105,554

(a)	The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity.
(b)	Effective rate at April 30, 2023.
For the six months ended April 30, 2023, the average notional value for the months where the Fund had total return swaps outstanding was $5,305,360 for long positions.
At April 30, 2023, the Fund had cash collateral of $99,958 received from Goldman Sachs International to cover collateral requirements on over-the-counter derivatives.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Asset-Backed Securities	$—	$22,202,775	$—	$22,202,775
Corporate Bonds#	—	633,565,896	—	633,565,896
Loan Assignments
Health Care	—	3,703,898	5,414,200	9,118,098
Other Loan Assignments#	—	38,855,124	—	38,855,124
Total Loan Assignments	—	42,559,022	5,414,200	47,973,222
Convertible Bonds#	—	1,735,635	—	1,735,635
Short-Term Investments	—	37,611,291	—	37,611,291
Total Investments	$—	$737,674,619	$5,414,200	$743,088,819

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2023
Investments in Securities:
Loan Assignments(1)	$—	$7	$—	$(125)	$—	$—	$5,532	$—	$5,414	$(125)
Total	$—	$7	$—	$(125)	$—	$—	$5,532	$—	$5,414	$(125)
(1) Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The
Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of April 30, 2023:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Swaps
Assets	$—	$105,554	$—	$105,554
Total	$—	$105,554	$—	$105,554

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited)
April 30, 2023

Principal Amount		Value
Municipal Notes 98.1%
Alabama 1.8%
$700,000	Black Belt Energy Gas District (Alabama Gas Prepay Gas Supply Revenue Project No. 5), (LOC: Morgan Stanley), Series 2020-A-1, 4.00%, due 10/1/2049 Putable 10/1/2026	$701,206
200,000	Black Belt Energy Gas District (Alabama Gas Prepay Gas Supply Revenue Project No. 7), (LOC: Goldman Sachs Group, Inc.), Series 2021-C-1, 4.00%, due 12/1/2026	199,871
500,000	Sumter County Industrial Development Authority (Green Bond-Enviva, Inc.), Series 2022, 6.00%, due 7/15/2052 Putable 7/15/2032	450,103
		1,351,180
American Samoa 1.0%
750,000	American Samoa Economic Development Authority General Revenue, Series 2021-A, 5.00%, due 9/1/2038	743,347 (a)
Arizona 4.0%
500,000	Maricopa County Industrial Development Authority Education Refunding Revenue (Paradise School Project Paragon Management, Inc.), Series 2016, 5.00%, due 7/1/2036	500,256 (a)
1,500,000	Maricopa County Industrial Development Authority Exempt Facility Revenue (Commercial Metals Co. Project), Series 2022, 4.00%, due 10/15/2047	1,239,783 (a)
250,000	Navajo Nation Refunding Revenue, Series 2015-A, 5.00%, due 12/1/2025	254,499 (a)
500,000	Phoenix Industrial Development Authority Education Refunding Revenue (Great Hearts Academies), Series 2016-A, 5.00%, due 7/1/2046	496,780
500,000	Pima County Industrial Development Authority Education Refunding Revenue (American Leadership Academy Project), Series 2015, 5.38%, due 6/15/2035	506,906 (a)
		2,998,224
Arkansas 1.3%
990,000	Batesville Public Facilities Board Hospital Revenue Refunding (White River Health System, Inc.), Series 2020, 3.00%, due 6/1/2028	945,024
California 8.0%
390,000	California County Tobacco Securitization Agency Refunding Revenue, Series 2020-B-1, 5.00%, due 6/1/2049	393,724
	California Housing Finance Agency Municipal Certificate
944,667	Series 2019-A, 4.25%, due 1/15/2035	955,386
484,651	Series 2021-1-A, 3.50%, due 11/20/2035	458,907
250,000	California Municipal Finance Authority Charter School Lease Revenue (Santa Rosa Academy Project), Series 2015, 5.13%, due 7/1/2035	250,210 (a)
	California Municipal Finance Authority Charter School Revenue (John Adams Academics Project)
315,000	Series 2015-A, 4.50%, due 10/1/2025	311,448
400,000	Series 2019-A, 5.00%, due 10/1/2049	363,508 (a)
500,000	California Municipal Finance Authority Charter School Revenue (Palmdale Aerospace Academy Project), Series 2016, 5.00%, due 7/1/2031	500,980 (a)
400,000	California Municipal Finance Authority Revenue (Baptist University), Series 2015-A, 5.00%, due 11/1/2030	405,995 (a)
470,000	California State Pollution Control Financing Authority Solid Waste Disposal Revenue (Aemerage Redak Services Southern California LLC Project), Series 2016, 7.00%, due 12/1/2027	47,000 (a)(b)
250,000	California State Pollution Control Financing Authority Solid Waste Disposal Revenue (Calplant I Green Bond Project), Series 2019, 7.50%, due 12/1/2039	6,175 (a)(b)
250,000	California State Pollution Control Financing Authority Solid Waste Disposal Revenue (Green Bond-Rialto Bioenergy Facility LLC Project), Series 2019, 7.50%, due 12/1/2040	167,897 (a)
500,000	California State School Finance Authority Charter School Revenue (Downtown College Prep-Obligation Group), Series 2016, 4.75%, due 6/1/2036	488,084 (a)
600,000	California State School Finance Authority Charter School Revenue (Rocketship Education), Series 2016-A, 5.00%, due 6/1/2031	600,444 (a)
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
California – cont'd
$400,000	California Statewide Communities Development Authority Revenue Refunding (Lancer Education Student Housing Project), Series 2016-A, 5.00%, due 6/1/2036	$393,576 (a)
55,000	California Statewide Communities Development Authority Special Tax Revenue Refunding (Community Facility District No. 2007-01 Orinda Wilder Project), Series 2015, 4.50%, due 9/1/2025	55,858
600,000	Kern Community College District No. 1 General Obligation, Series 2022-D, 5.25%, due 8/1/2040	690,497
		6,089,689
Colorado 4.2%
391,000	Crystal Crossing Metropolitan District Refunding General Obligation, Series 2016, 4.50%, due 12/1/2026	386,152
1,040,000	Denver Health & Hospital Authority Healthcare Revenue Refunding, Series 2019-A, 4.00%, due 12/1/2040	935,214
500,000	Littleton Village Metropolitan District No. 2 Refunding General Obligation, Series 2015, 5.38%, due 12/1/2045	489,331
	Park Creek Metropolitan District Refunding Tax Allocation Revenue (Senior Ltd. Property Tax Supported)
250,000	Series 2015-A, 5.00%, due 12/1/2034	257,828
175,000	Series 2015-A, 5.00%, due 12/1/2035	180,045
500,000	Series 2015-A, 5.00%, due 12/1/2045	508,139
800,000	Pueblo Urban Renewal Authority Tax Increment Revenue (Evraz Project), Series 2021-A, 4.75%, due 12/1/2045	456,000 (a)
		3,212,709
Florida 5.7%
200,000	Capital Trust Agency Senior Living Revenue (H-Bay Ministries, Inc. Superior Residences-Third Tier), Series 2018-C, 7.50%, due 7/1/2053	4,000 (a)(b)
500,000	Capital Trust Agency Senior Living Revenue (Wonderful Foundations School Project), Series 2020-A-1, 5.00%, due 1/1/2055	378,347 (a)
650,000	Florida Development Finance Corp. Education Facilities Revenue Refunding (Pepin Academies, Inc.), Series 2016-A, 5.00%, due 7/1/2036	587,516
450,000	Florida State Development Finance Corp. Education Facilities Revenue (Renaissance Charter School, Inc. Project), Series 2015-A, 6.00%, due 6/15/2035	454,321 (a)
130,000	Florida State Housing Finance Corp. Revenue, Series 2015-1, (GNMA/FNMA/FHLMC Insured), 3.75%, due 7/1/2035	128,146
2,000,000	Gainesville Utilities System Revenue, (LOC: Barclays Bank PLC), Series 2012-B, 3.80%, due 10/1/2042	2,000,000 (c)
960,000	Village Community Development District No. 13 Special Assessment Revenue, Series 2019, 3.70%, due 5/1/2050	732,820
		4,285,150
Georgia 3.0%
1,400,000	Main Street Natural Gas, Inc. Gas Supply Revenue, Series 2022-C, 4.00%, due 8/1/2052 Putable 11/1/2027	1,346,578 (a)
900,000	Municipal Electric Authority of Georgia Revenue (Plant Vogtle Units 3 & 4 Project M Bonds), Series 2023-A, 5.50%, due 7/1/2064	934,059
		2,280,637
Guam 1.2%
500,000	Antonio B Won Pat International Airport Authority Revenue Refunding, Series 2023-A, 5.38%, due 10/1/2043	499,669 (d)
350,000	Guam Power Authority Revenue, Series 2022-A, 5.00%, due 10/1/2034	381,584
		881,253
Hawaii 0.3%
250,000	Hawaii State Department of Budget & Finance Special Purpose Revenue Refunding, Series 2015-A, 5.00%, due 1/1/2035	230,802 (a)
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Illinois 11.9%
	Chicago General Obligation
$1,000,000	Series 2019-A, 5.00%, due 1/1/2044	$996,104
500,000	Series 2019-A, 5.50%, due 1/1/2049	520,658
700,000	Series 2023-A, 5.50%, due 1/1/2043	739,547
200,000	Chicago O'Hare International Airport Revenue Refunding, Series 2015-A, 5.00%, due 1/1/2028	203,978
300,000	Chicago O'Hare International Airport Special Facility Revenue (Trips Obligated Group), Series 2018, 5.00%, due 7/1/2048	296,716
500,000	Chicago Refunding General Obligation, Series 2021-A, 4.00%, due 1/1/2035	492,200
500,000	Chicago Wastewater Transmission Revenue Refunding (Second Lien), Series 2008-C, 5.00%, due 1/1/2039	503,373
155,000	Chicago Waterworks Revenue (Second Lien Project), Series 2014, 5.00%, due 11/1/2027	158,122
400,000	Illinois Finance Authority Charter School Revenue (Intrinsic School-Belmont School Project), Series 2015-A, 5.75%, due 12/1/2035	410,175 (a)
425,000	Illinois Finance Authority Revenue Refunding (Rosalind Franklin University of Medicine & Science), Series 2017-A, 5.00%, due 8/1/2047	424,130
	Illinois State General Obligation
1,600,000	Series 2020, 5.75%, due 5/1/2045	1,752,008
2,000,000	Series 2021-A, 5.00%, due 3/1/2046	2,098,911
500,000	Upper Illinois River Valley Development Authority Revenue Refunding (Cambridge Lakes Learning Center), Series 2017-A, 5.25%, due 12/1/2047	441,012 (a)
		9,036,934
Indiana 0.5%
500,000	Indiana State Finance Authority Revenue (Greencroft Obligation Group), Series 2021-A, 4.00%, due 11/15/2043	372,732
Kansas 0.3%
195,000	Goddard Kansas Sales Tax Special Obligation Revenue (Olympic Park Star Bond Project), Series 2019, 3.60%, due 6/1/2030	184,114
Kentucky 2.4%
405,000	Kentucky Economic Development Finance Authority (Senior Next Generation Information Highway Project), Series 2015-A, 4.00%, due 7/1/2029	398,326
335,000	Kentucky Economic Development Finance Authority Revenue Refunding (Owensboro Health, Inc. Obligated Group), Series 2017-A, (AGM Insured), 4.00%, due 6/1/2037	322,831
1,000,000	Kentucky Municipal Power Agency Power System Revenue Refunding (Prairie Saint Project), Series 2019, 4.00%, due 9/1/2045	906,528
200,000	Kentucky State Public Energy Authority Gas Supply Revenue, (LOC: Morgan Stanley), Series 2018-A, 4.00%, due 4/1/2048 Putable 4/1/2024	200,178
		1,827,863
Louisiana 0.8%
289,390	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue (Lafourche Parish Gomesa Project), Series 2019, 3.95%, due 11/1/2043	253,743 (a)
400,000	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Refunding (Westside Habilitation Center Project), Series 2017-A, 5.75%, due 2/1/2032	380,449 (a)
		634,192
Maine 1.0%
1,000,000	Maine State Finance Authority (Green Bond-Go Lab Madison LLC Project), Series 2021, 8.00%, due 12/1/2051	585,334 (a)
200,000	Maine State Finance Authority Solid Waste Disposal Revenue (Casella Waste System Project), Series 2015, 5.13%, due 8/1/2035 Putable 8/1/2025	201,227 (a)
		786,561
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Maryland 1.5%
	Baltimore Special Obligation Refunding Revenue Senior Lien (Harbor Point Project)
$250,000	Series 2019-A, 3.63%, due 6/1/2046	$195,227 (a)
200,000	Series 2022, 5.00%, due 6/1/2051	191,304
1,000,000	Maryland State Housing & Community Development Administration Department Revenue, Series 2020-D, 1.95%, due 9/1/2035	775,540
		1,162,071
Michigan 3.4%
1,050,000	Detroit Social Bonds General Obligation, Series 2021-A, 4.00%, due 4/1/2042	909,082
1,500,000	Michigan State Strategic Fund Ltd. Obligation Revenue (Green Bond-Recycled Board Machine Project), Series 2021, 4.00%, due 10/1/2061 Putable 10/1/2026	1,490,036
400,000	Summit Academy Public School Academy Refunding Revenue, Series 2005, 6.38%, due 11/1/2035	160,000 (b)
		2,559,118
Minnesota 0.9%
500,000	Saint Paul Housing & Redevelopment Authority Charter School Lease Revenue (Academia Cesar Chavez School Project), Series 2015-A, 5.25%, due 7/1/2050	419,607
300,000	Saint Paul Housing & Redevelopment Authority Charter School Lease Revenue (Twin Cities Academy Project), Series 2015-A, 5.00%, due 7/1/2035	287,828
		707,435
Mississippi 0.4%
300,000	Mississippi Development Bank Special Obligation (Jackson Co. Gomesa Project), Series 2021, 3.63%, due 11/1/2036	269,988 (a)
Montana 1.0%
1,000,000	Gallatin County Industrial Development Revenue (Bozeman Fiber Project), Series 2021-A, 4.00%, due 10/15/2051	750,284 (a)
Nevada 0.6%
500,000	Director of the State of Nevada Department of Business & Industrial Revenue (Somerset Academy), Series 2015-A, 5.13%, due 12/15/2045	457,502 (a)
New Hampshire 1.2%
750,000	New Hampshire Business Finance Authority Revenue (Green Bond), Series 2020-B, 3.75%, due 7/1/2045 Putable 7/2/2040	569,310 (a)
315,000	New Hampshire Health & Education Facilities Authority Act Revenue, (LOC: Wells Fargo Bank N.A.), Series 2005-B, 3.80%, due 7/1/2033	315,000 (c)
		884,310
New Mexico 0.7%
670,000	Winrock Town Center Tax Increment Development District No. 1 (Senior Lien), Series 2022, 4.25%, due 5/1/2040	560,874 (a)
New York 7.3%
1,000,000	New York City Transitional Finance Authority Revenue (Future Tax Secured), (LOC: Barclays Bank PLC), Series 2019-C-4, 3.77%, due 11/1/2044	1,000,000 (c)
1,000,000	New York General Obligation, Series 2022-D-3, 3.78%, due 5/1/2052	1,000,000 (c)
1,000,000	New York State Thruway Authority Revenue Refunding (Bidding Group 4), Series 2022-A, 5.00%, due 3/15/2046	1,097,370
325,000	New York State Transportation Development Corp. Special Facility Revenue (Delta Airlines, Inc.-LaGuardia Airport Terminal C & D Redevelopment), Series 2018, 5.00%, due 1/1/2028	340,287
200,000	New York State Transportation Development Corp. Special Facility Revenue Refunding (American Airlines, Inc., John F. Kennedy International Airport Project), Series 2021, 3.00%, due 8/1/2031	174,638
750,000	Suffolk Tobacco Asset Securitization Corp. Refunding (Tobacco Settle Asset Backed Subordinated Bonds), Series 2021-B1, 4.00%, due 6/1/2050	735,374
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
New York – cont'd
$500,000	Westchester County Local Development Corp. Revenue (Purchase Senior Learning Community, Inc. Project), Series 2021-A, 5.00%, due 7/1/2056	$363,258 (a)
420,000	Westchester County Local Development Corp. Revenue Refunding (Kendal on Hudson Project), Series 2022-B, 5.00%, due 1/1/2051	395,409
420,000	Yonkers Economic Development Corp. Education Revenue (Charter School of Education Excellence Project), Series 2019-A, 5.00%, due 10/15/2039	391,841
		5,498,177
Ohio 9.0%
450,000	Akron Bath Copley Joint Township Hospital District (Summa Health Systems Obligation), Series 2020, 4.00%, due 11/15/2035	437,961
750,000	Buckeye Tobacco Settlement Finance Authority Asset-Backed Senior Refunding Revenue, Series 2020-B-2, 5.00%, due 6/1/2055	699,062
740,000	Cleveland-Cuyahoga County Port Authority Tax Increment Finance Revenue Refunding (Senior-Flats East Bank Project), Series 2021-A, 4.00%, due 12/1/2055	623,028 (a)
500,000	Ohio State Air Quality Development Authority (Ohio Valley Electric Corp. Project), Series 2009-B, 1.38%, due 2/1/2026 Putable 11/1/2024	472,445
1,500,000	Ohio State Air Quality Development Authority Exempt Facilities Revenue (AMG Vanadium LLC), Series 2019, 5.00%, due 7/1/2049	1,380,914 (a)
1,000,000	Ohio State Air Quality Development Authority Exempt Facilities Revenue (Pratt Paper LLC Project), Series 2017, 4.50%, due 1/15/2048	920,144 (a)
1,500,000	Ohio State Air Quality Development Authority Revenue (Ohio Valley Electric Corp. Project), Series 2014-B, 2.60%, due 6/1/2041 Putable 10/1/2029	1,329,195
750,000	Ohio State Air Quality Development Authority Revenue Refunding (Ohio Valley Electric Corp. Project), Series 2019-A, 3.25%, due 9/1/2029	699,798
365,000	Southern Ohio Port Exempt Facility Authority Revenue, (PureCycle Project), Series 2020-A, 7.00%, due 12/1/2042	271,662 (a)
		6,834,209
Oregon 0.7%
750,000	Yamhill County Hospital Authority Refunding Revenue (Friends View), Series 2021-A, 5.00%, due 11/15/2051	556,271
Other 0.4%
300,000	JPMorgan Chase Putters/Drivers Trust Various States Revenue (Putters), (LOC: JP Morgan Chase Bank N.A.), Series 2019, 4.40%, due 3/20/2024	300,000 (a)(c)
Pennsylvania 1.2%
750,000	Pennsylvania Economic Development Financing Authority Revenue (Bridges Finco LP), Series 2016, 5.00%, due 12/31/2038	759,053
400,000	Pennsylvania Economic Development Financing Authority Revenue Refunding (Tapestry Moon Senior Housing Project), Series 2018-A, 6.75%, due 12/1/2053	152,500 (a)(b)
		911,553
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Puerto Rico 3.9%
	Puerto Rico Commonwealth General Obligation (Restructured)
$19,325	Series 2021-A, 0.00%, due 7/1/2024	$18,308
74,376	Series 2021-A, 0.00%, due 7/1/2033	43,399
32,273	Series 2021-A1, 5.25%, due 7/1/2023	32,316
64,367	Series 2021-A1, 5.38%, due 7/1/2025	65,578
63,784	Series 2021-A1, 5.63%, due 7/1/2027	66,477
62,750	Series 2021-A1, 5.63%, due 7/1/2029	66,336
60,948	Series 2021-A1, 5.75%, due 7/1/2031	65,241
57,794	Series 2021-A1, 4.00%, due 7/1/2033	52,883
51,950	Series 2021-A1, 4.00%, due 7/1/2035	46,466
44,586	Series 2021-A1, 4.00%, due 7/1/2037	38,941
60,620	Series 2021-A1, 4.00%, due 7/1/2041	50,871
813,045	Series 2021-A1, 4.00%, due 7/1/2046	658,935
1,500,000	Puerto Rico Electric Power Authority Power Revenue, Series 2012-A, 5.00%, due 7/1/2042	1,053,750
	Puerto Rico Industrial Tourist Education Medical & Environmental Control Facilities Authority Revenue (Hospital Auxilio Mutuo Obligation Group Project)
550,000	Series 2021, 5.00%, due 7/1/2030	605,004
100,000	Series 2021, 5.00%, due 7/1/2034	110,204
		2,974,709
South Carolina 1.7%
500,000	Lancaster County Assessment Revenue Refunding (Walnut Creek Improvement District), Series 2016-A-1, 5.00%, due 12/1/2031	500,294
150,000	South Carolina Jobs Economic Development Authority Economic Development Revenue (River Park Senior Living Project), Series 2017-A, 7.75%, due 10/1/2057	160,830
300,000	South Carolina Jobs Economic Development Authority Solid Waste Disposal Revenue (AMT-Green Bond-Last Step Recycling LLC Project), Series 2021-A, 6.50%, due 6/1/2051	224,633 (a)
500,000	South Carolina Jobs Economic Development Authority Solid Waste Disposal Revenue (Green Bond-Jasper Pellets LLC Project), Series 2018-A, 7.00%, due 11/1/2038	225,000 (a)(b)(e)
500,000	South Carolina Jobs Economic Development Authority Solid Waste Disposal Revenue (RePower South Berkeley LLC Project), Series 2017, 6.25%, due 2/1/2045	200,000 (a)(b)
		1,310,757
Texas 10.7%
750,000	Anson Educational Facilities Corp. Educational Revenue (Arlington Classics Academy), Series 2016-A, 5.00%, due 8/15/2045	755,409
400,000	Fort Bend County Industrial Development Corp. Revenue (NRG Energy, Inc.), Series 2012-A, 4.75%, due 5/1/2038	391,876
750,000	Hale Center Education Facilities Corp. Revenue Refunding (Wayland Baptist University Project), Series 2022, 5.00%, due 3/1/2033	803,418
	Hidalgo County Regional Mobility Authority Toll & Vehicle Registration Junior Lien Refunding
750,000	Series 2022-B, 4.00%, due 12/1/2037	673,703
755,000	Series 2022-B, 4.00%, due 12/1/2039	660,104
1,000,000	Series 2022-B, 4.00%, due 12/1/2040	862,070
	Houston Airport System Revenue (United Airlines, Inc. Terminal Improvement Project)
400,000	Series 2015-B-1, 5.00%, due 7/15/2030	401,650
750,000	Series 2021-B-1, 4.00%, due 7/15/2041	648,415
294,783	Mission Economic Development Corp. Water Supply Revenue (Green Bond-Environmental Water Minerals Project), Series 2015, 7.75%, due 1/1/2045	5,896 (a)(b)
500,000	New Hope Cultural Education Facilities Finance Corp. Revenue (Beta Academy), Series 2019-A, 5.00%, due 8/15/2049	452,568 (a)
500,000	New Hope Cultural Education Facilities Finance Corp. Senior Living Revenue (Cardinal Bay, Inc. Village On The Park Carriage), Series 2016-C, 5.50%, due 7/1/2046	225,000
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Texas – cont'd
$500,000	New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue (NCCD-College Station Properties LLC), Series 2015-A, 5.00%, due 7/1/2047	$425,000 (b)
300,000	Port Beaumont Navigation District Dock & Wharf Facility Revenue Refunding (Jefferson Gulf Coast Energy Project), Series 2020-A, 3.63%, due 1/1/2035	239,085 (a)
500,000	Texas State Private Activity Bond Surface Transportation Corp. Revenue (Senior Lien-Blueridge Transportation Group LLC), Series 2016, 5.00%, due 12/31/2040	504,306
1,000,000	Texas State Private Activity Bond Surface Transportation Corp. Senior Lien Revenue Refunding (Senior North Tarrant Express Managed Lanes Project), Series 2019-A, 5.00%, due 12/31/2030	1,077,652
		8,126,152
Utah 2.3%
750,000	Mida Mountain Village Public Infrastructure District Special Assessment (Mountain Village Assessment Area No. 2), Series 2021, 4.00%, due 8/1/2050	546,200 (a)
	Utah Infrastructure Agency Telecommunication Revenue
600,000	Series 2019-A, 4.00%, due 10/15/2036	541,532
1,000,000	Series 2021-A, 3.00%, due 10/15/2045	649,268
		1,737,000
Vermont 0.9%
500,000	Vermont Economic Development Authority Solid Waste Disposal Revenue (Casella Waste System, Inc.), Series 2013, 4.63%, due 4/1/2036 Putable 4/3/2028	492,320 (a)
190,000	Vermont Student Assistant Corp. Education Loan Revenue, Series 2015-A, 4.13%, due 6/15/2028	189,479
		681,799
Virginia 0.8%
395,000	Embrey Mill Community Development Authority Special Assessment Revenue, Series 2015, 5.30%, due 3/1/2035 Pre-Refunded 3/1/2025	410,712
200,000	Virginia College Building Authority Education Facilities Revenue (Green Bonds-Marymount University Project), Series 2015-B, 5.25%, due 7/1/2035	201,121 (a)
		611,833
Wisconsin 2.1%
300,000	Public Finance Authority Education Revenue (Resh Triangle High School Project), Series 2015-A, 5.38%, due 7/1/2035	301,404 (a)
500,000	Public Finance Authority Hospital Revenue (Carson Valley Medical Center), Series 2021-A, 4.00%, due 12/1/2051	388,813
411,673	Public Finance Authority Revenue (Goodwill Industries of Southern Nevada Project), Series 2015-A, 5.50%, due 12/1/2038	375,177
500,000	Public Finance Authority Special Facility Revenue (Sky Harbour Capital LLC Aviation Facility Project), Series 2021, 4.00%, due 7/1/2041	390,817
200,000	Saint Croix Chippewa Indians of Wisconsin Refunding, Series 2021, 5.00%, due 9/30/2041	151,012 (a)
		1,607,223
Total Municipal Notes (Cost $84,162,814)		74,361,676
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Exchange-Traded Funds 1.3%
19,538	VanEck High Yield Muni ETF (Cost $999,693)	$1,004,854
Total Investments 99.4% (Cost $85,162,507)		75,366,530
Other Assets Less Liabilities 0.6%		450,540
Net Assets 100.0%		$75,817,070

(a)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2023, these securities amounted to $21,464,578, which represents 28.3% of net assets of the Fund.

(b)	Defaulted security.
(c)
Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at April 30, 2023.

(d)	When-issued security. Total value of all such securities at April 30, 2023 amounted to $499,669, which represents 0.7% of net assets of the Fund.
(e)	Value determined using significant unobservable inputs.
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Municipal Notes
South Carolina	$—	$1,085,757	$225,000	$1,310,757
Other Municipal Notes#	—	73,050,919	—	73,050,919
Total Municipal Notes	—	74,136,676	225,000	74,361,676
Exchange-Traded Funds	1,004,854	—	—	1,004,854
Total Investments	$1,004,854	$74,136,676	$225,000	$75,366,530

#	The Schedule of Investments provides information on the state/territory or industry categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2023
Investments in Securities:
Municipal Notes(1)	$—	$—	$—	$(250)	$—	$—	$475	$—	$225	$(250)
Total	$—	$—	$—	$(250)	$—	$—	$475	$—	$225	$(250)
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 4/30/2023	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Municipal Notes	$225,000	Market Approach	Recovery Value	$45.00	$45.00	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited)
April 30, 2023

Principal Amount		Value
Municipal Notes 98.8%
Alabama 1.1%
$565,000	Fort Payne City General Obligation (School Warrants), Series 2018-B, (AGM Insured), 5.00%, due 5/1/2027	$611,572
250,000	Sumter County Industrial Development Authority (Green Bond-Enviva, Inc.), Series 2022, 6.00%, due 7/15/2052 Putable 7/15/2032	225,052
		836,624
Arkansas 1.2%
550,000	Benton Washington Regional Public Water Authority Revenue Green Bond, Series 2022, (BAM Insured), 4.00%, due 10/1/2033	579,726
315,000	Russellville Water & Sewer Revenue, Series 2018, (AGM Insured), 4.00%, due 7/1/2028	322,969
		902,695
California 1.8%
250,000	California Housing Finance Agency Revenue (833 Bryant Apartment), Series 2020-N, 5.00%, due 4/1/2027	270,578
1,000,000	Glendale Water Revenue Refunding, Series 2020, 2.00%, due 2/1/2033	898,013
200,000	San Diego Association of Governments Capital Grant Receipts Revenue (Green Bond Mid-Coast Corridor Transit Project), Series 2019-A, 5.00%, due 11/15/2024	202,261
		1,370,852
Colorado 2.0%
200,000	Pueblo Urban Renewal Authority Tax Increment Revenue (Evraz Project), Series 2021-A, 4.75%, due 12/1/2045	114,000 (a)
1,500,000	University of Colorado Enterprise System Revenue Refunding (University Enterprise Green Bond), Series 2021-C-3A, 2.00%, due 6/1/2051 Putable 10/15/2026	1,439,935
		1,553,935
Florida 1.7%
1,225,000	Miami-Dade County (Building Better Community Program), Series 2015-D, 5.00%, due 7/1/2026	1,312,847
Georgia 1.4%
1,000,000	Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue Refunding, Series 2016-B, 5.00%, due 7/1/2035	1,063,903
Illinois 6.7%
1,000,000	Cook County Community Consolidated School District No. 21 General Obligation (Wheeling School Building), Series 2019-A, (AGM Insured), 4.00%, due 12/1/2035	1,035,511
	Illinois State General Obligation
670,000	Series 2016, 4.00%, due 1/1/2031	679,326
600,000	Series 2023-B, 5.00%, due 5/1/2028	648,443 (b)
1,000,000	Series 2023-B, 5.00%, due 5/1/2036	1,096,119 (b)
	Sales Tax Securitization Corp. Senior Lien Revenue Refunding (Social Bonds)
650,000	Series 2023-A, 5.00%, due 1/1/2033	723,005
1,000,000	Series 2023-A, 4.00%, due 1/1/2042	978,801
		5,161,205
Indiana 4.5%
	Anderson School Building Corp. (First Mortgage)
850,000	Series 2018, 5.00%, due 1/15/2024	859,553
895,000	Series 2018, 5.00%, due 1/15/2026	942,845
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Indiana – cont'd
	West Central Conservancy District Savage Revenue Refunding
$660,000	Series 2021, 4.00%, due 7/1/2029	$714,529
900,000	Series 2021, 4.00%, due 1/1/2032	970,151
		3,487,078
Iowa 1.6%
1,000,000	Iowa State Board Regents Hospital Revenue (University of Iowa Hospital & Clinics), Series 2022-A, 5.00%, due 9/1/2032	1,188,232
Kentucky 8.0%
	Breathitt County School District Finance Corp. Revenue
210,000	Series 2021, 2.00%, due 4/1/2027	198,900
835,000	Series 2021, 2.00%, due 4/1/2029	774,568
	Daviess County School District Finance Corp. Revenue
775,000	Series 2021-A, 5.00%, due 12/1/2027	848,178
900,000	Series 2021-A, 2.00%, due 12/1/2031	807,247
	Green County School District Finance Corp.
525,000	Series 2021, 2.00%, due 10/1/2024	513,061
335,000	Series 2021, 2.00%, due 10/1/2025	323,898
650,000	Series 2021, 2.00%, due 10/1/2026	622,751
	Lewis County School District Finance Corp. Revenue
460,000	Series 2021-B, 2.00%, due 8/1/2024	448,656
585,000	Series 2021-B, 2.00%, due 8/1/2025	564,034
1,000,000	Logan-Todd Regional Water Commission Revenue Refunding, Series 2016-A, (AGM Insured), 5.00%, due 7/1/2028	1,062,944
		6,164,237
Louisiana 3.4%
1,220,000	Louisiana Public Facilities Authority Revenue Refunding (Hurricane Recovery Program), Series 2014, 5.00%, due 6/1/2024	1,243,426
	Natchitoches Parish School District No. 9 General Obligation
505,000	Series 2018, (AGM Insured), 5.00%, due 3/1/2027	543,992
755,000	Series 2018, (AGM Insured), 5.00%, due 3/1/2028	829,194
		2,616,612
Maine 0.3%
400,000	Maine State Finance Authority (Green Bond-Go Lab Madison LLC Project), Series 2021, 8.00%, due 12/1/2051	234,133 (a)
Massachusetts 0.7%
500,000	Massachusetts Housing Finance Agency Revenue, Series 2020-C2, (HUD Section 8 Insured), 0.50%, due 6/1/2023	498,545
Michigan 13.2%
1,000,000	Dearborn General Obligation (Sewer), Series 2018, 4.00%, due 4/1/2033	1,053,614
500,000	Detroit General Obligation, Series 2021-A, 4.00%, due 4/1/2040	443,874
	Fowlerville Community School District Refunding General Obligation
1,000,000	Series 2022, 3.00%, due 5/1/2029	1,018,130
1,000,000	Series 2022, 4.00%, due 5/1/2033	1,083,292
	Kent Hospital Finance Authority Revenue (Mary Free Bed Rehabilitation Hospital)
105,000	Series 2021-A, 5.00%, due 4/1/2028	112,527
915,000	Series 2021-A, 4.00%, due 4/1/2033	941,000
500,000	Livonia Public School District General Obligation, Series 2016, (AGM Insured), 5.00%, due 5/1/2028	530,769
750,000	Michigan State Housing Development Authority Revenue (Non Ace), Series 2016-B, 2.50%, due 12/1/2026	730,907
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Michigan – cont'd
$290,000	Michigan State Housing Development Authority Revenue Refunding, Series 2018-B, 3.15%, due 4/1/2028	$286,315
1,000,000	Michigan State Housing Development Authority Single Family Mortgage Revenue (Non Ace), Series 2018-C, 2.90%, due 12/1/2024	990,753
1,000,000	Michigan State Strategic Fund Ltd. Obligation Revenue (Green Bond-Recycled Board Machine Project), Series 2021, 4.00%, due 10/1/2061 Putable 10/1/2026	993,357
	Trenton Public School District General Obligation (School Building & Site)
785,000	Series 2018-B, 5.00%, due 5/1/2036	866,689
1,025,000	Series 2018-B, 5.00%, due 5/1/2039	1,110,548
		10,161,775
Minnesota 1.9%
	Duluth Economic Development Authority Revenue Refunding (Saint Luke's Hospital of Duluth)
310,000	Series 2022-A, 5.00%, due 6/15/2027	321,585
410,000	Series 2022-A, 5.00%, due 6/15/2028	430,172
500,000	Minnesota Rural Water Finance Authority (Public Project Construction Notes), Series 2022, 2.63%, due 12/1/2023	494,459
210,000	Saint Paul Housing & Redevelopment Authority Charter School Lease Revenue (Metro Deaf School Project), Series 2018-A, 5.00%, due 6/15/2038	201,592 (a)
		1,447,808
Missouri 5.1%
1,000,000	Bi-State Development Agency of the Missouri-Illinois Metropolitan District Revenue Refunding (Combined Lien Mass Transit Sales Tax Appropriation), Series 2019, 4.00%, due 10/1/2036	1,016,161
	Missouri State Environmental Improvement & Energy Resource Authority Water PCR
660,000	Series 2018-A, 5.00%, due 7/1/2029	742,321
510,000	Series 2018-A, 5.00%, due 1/1/2030	573,646
500,000	Missouri State Health & Education Facility Authority (Saint Louis Collage of Pharmacy Project), Series 2013, 5.00%, due 5/1/2023	500,000
1,000,000	Saint Louis School District General Obligation, Series 2023, (AGM Insured), 5.00%, due 4/1/2039	1,110,716
		3,942,844
New Hampshire 1.6%
1,235,000	New Hampshire Health & Education Facilities Authority Act Revenue, (LOC: Wells Fargo Bank N.A.), Series 2005-B, 3.80%, due 7/1/2033	1,235,000 (c)
New Jersey 3.0%
485,000	New Jersey State Economic Development Authority Revenue (Social Bonds), Series 2021-QQQ, 5.00%, due 6/15/2025	501,798
650,000	New Jersey State Housing & Mortgage Finance Agency Multi-Family Revenue Refunding, Series 2017-A, 2.60%, due 11/1/2024	641,255
570,000	New Jersey State Transportation Trust Fund Authority Revenue Refunding, Series 2021-A, 5.00%, due 6/15/2031	647,326
575,000	Newark Board of Education General Obligation (Sustainability Bonds), Series 2021, (BAM Insured), 3.00%, due 7/15/2038	494,462
		2,284,841
New York 10.4%
250,000	Buffalo Sewer Authority Environmental Impact Revenue (Green Bond), Series 2021, (BAM Insured), 1.75%, due 6/15/2049	169,250 (d)
200,000	Build NYC Resource Corp. Revenue (New Dawn Charter School Project), Series 2019, 5.75%, due 2/1/2049	200,281 (a)
	Metropolitan Transportation Authority Revenue
1,315,000	Series 2008-B3, 5.00%, due 11/15/2023	1,323,297
850,000	Series 2016-B, 5.00%, due 11/15/2025	879,413
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
New York – cont'd
$200,000	Metropolitan Transportation Authority Revenue (Green Bond), Series 2017-B, 5.00%, due 11/15/2023	$201,259
150,000	Nassau County Local Economic Assistance Corp. Revenue (Catholic Health Services of Long Island Obligated Group Project), Series 2014, 5.00%, due 7/1/2027	153,050
	New York City Housing Development Corp. Multi-Family Housing Revenue (Sustainable Development Bonds)
1,060,000	Series 2020-A, 1.13%, due 5/1/2060 Putable 11/1/2024	1,015,684
825,000	Series 2021-F-1, 1.05%, due 5/1/2028	721,712
1,090,000	Series 2021-F-1, 1.25%, due 5/1/2029	936,008
500,000	New York City Housing Development Corp. Revenue, Series 2020-C, (HUD Section 8, Fannie Mae Insured), 2.15%, due 8/1/2035	404,564
350,000	New York State Housing Finance Agency Revenue (Climate Bond Certified/ Sustainability Bonds), Series 2019-P, 1.55%, due 11/1/2023	346,249
1,545,000	New York State Housing Finance Agency Revenue Refunding (Affordable Housing), Series 2020-H, 2.45%, due 11/1/2044	1,086,309
500,000	New York State Power Authority Revenue (Green Transmission Project-Green Bond), Series 2022-A, (AGM Insured), 5.00%, due 11/15/2024	516,666
		7,953,742
North Carolina 1.1%
900,000	North Carolina Housing Finance Agency Homeownership Refunding Revenue, Series 2020-45, (GNMA/FNMA/FHLMC Insured), 2.20%, due 7/1/2040	656,055
175,000	Scotland County Revenue, Series 2018, 5.00%, due 12/1/2026	187,048
		843,103
North Dakota 0.6%
190,000	Cass County Joint Water Resource District, Series 2021-A, 0.48%, due 5/1/2024	181,651
300,000	Larimore General Obligation, Series 2021, 0.85%, due 5/1/2024	288,019
		469,670
Ohio 2.8%
520,000	Akron Bath Copley Joint Township Hospital District (Summa Health Systems Obligation), Series 2020, 4.00%, due 11/15/2036	490,592
1,000,000	American Municipal Power Ohio, Inc. Revenue (Combined Hydroelectric Project), Series 2021-A-2, 1.00%, due 2/15/2048 Putable 8/15/2024	963,668
400,000	Cuyahoga Metropolitan Housing Authority Revenue, Series 2021, (2045 Initiative Project), 2.00%, due 12/1/2031	360,783
250,000	Ohio State Air Quality Development Authority Exempt Facilities Revenue (AMG Vanadium LLC), Series 2019, 5.00%, due 7/1/2049	230,152 (a)
125,000	Southern Ohio Port Exempt Facility Authority Revenue, (PureCycle Project), Series 2020-A, 7.00%, due 12/1/2042	93,035 (a)
		2,138,230
Oklahoma 2.1%
870,000	Johnston County Educational Facility Authority Lease Revenue (Tishomingo Public School Project), Series 2022, 4.00%, due 9/1/2030	929,054
650,000	Lincoln County Education Facility Authority Education Facilities Lease Revenue (Stroud Public School Project), Series 2016, 5.00%, due 9/1/2027	687,063
		1,616,117
Pennsylvania 3.5%
	Allegheny County Sanitary Authority Revenue
290,000	Series 2018, 5.00%, due 6/1/2030	325,655
565,000	Series 2018, 5.00%, due 6/1/2032	634,025
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Pennsylvania – cont'd
	Pennsylvania State Housing Finance Agency Single Family Mortgage Revenue
$1,000,000	Series 2018-127B, 2.85%, due 4/1/2026	$983,602
750,000	Series 2019-131A, 1.75%, due 4/1/2025	725,828
		2,669,110
Puerto Rico 0.6%
	Puerto Rico Industrial Tourist Education Medical & Environmental Control Facilities Authority Revenue (Hospital Auxilio Mutuo Obligation Group Project)
100,000	Series 2021, 5.00%, due 7/1/2035	109,294
200,000	Series 2021, 4.00%, due 7/1/2036	189,979
200,000	Series 2021, 4.00%, due 7/1/2038	183,443
		482,716
South Carolina 2.5%
	Dillon County School Facility Corp. Certificate of Participation Refunding
1,175,000	Series 2020, 5.00%, due 12/1/2026	1,255,895
445,000	Series 2020, 5.00%, due 12/1/2027	484,619
150,000	South Carolina Jobs Economic Development Authority Solid Waste Disposal Revenue (AMT-Green Bond-Last Step Recycling LLC Project), Series 2021-A, 6.50%, due 6/1/2051	112,317 (a)
175,000	South Carolina Jobs Economic Development Authority Solid Waste Disposal Revenue (Green Bond-Jasper Pellets LLC Project), Series 2018-A, 7.00%, due 11/1/2038	78,750 (a)(e)(f)
		1,931,581
Tennessee 1.8%
	Tennessee Housing Development Agency Residential Finance Program Revenue
490,000	Series 2019, 3.25%, due 7/1/2032	477,427
1,070,000	Series 2021, 1.80%, due 1/1/2031	934,420
		1,411,847
Texas 6.2%
625,000	Hidalgo County Regional Mobility Authority Revenue Toll & Vehicle Registration Junior Lien Refunding, Series 2022-B, 4.00%, due 12/1/2038	553,987
500,000	New Caney Independent School District, Series 2018, (PSF-GTD Insured), 1.25%, due 2/15/2050 Putable 8/15/2024	484,480
1,350,000	San Antonio Water System Junior Lien Revenue Refunding, Series 2019-C, 5.00%, due 5/15/2034	1,531,099
1,015,000	Weslaco General Obligation Refunding, Series 2017, (AGM Insured), 5.00%, due 8/15/2027	1,111,755
1,000,000	Ysleta Independent School District General Obligation (School Building), Series 2017-B, (PSF-GTD Insured), 5.00%, due 8/15/2041	1,041,828
		4,723,149
Virginia 1.7%
1,510,000	Virginia State Housing Development Authority, Series 2019 E, 2.90%, due 12/1/2038	1,307,066
Washington 2.1%
1,000,000	Discovery Clean Water Alliance Sewer Revenue, Series 2022, 5.00%, due 12/1/2037	1,142,230
486,080	Washington State Housing Finance Commission, Series 2021-A-1, 3.50%, due 12/20/2035	456,221
		1,598,451
West Virginia 4.2%
500,000	West Virginia Hospital Finance Authority Revenue (Improvement West Virginia University Health System Obligated Group), Series 2018-A, 5.00%, due 6/1/2052	503,837
700,000	West Virginia Hospital Finance Authority Revenue (West Virginia University Health Systems), Series 2017-A, 5.00%, due 6/1/2035	730,141
600,000	West Virginia Hospital Finance Authority Revenue Refunding (Cabell Huntington Hospital Obligated Group), Series 2018-A, 5.00%, due 1/1/2035	617,020
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
West Virginia – cont'd
$275,000	West Virginia Housing Development Fund Revenue (Housing Finance), Series 2018-A, (HUD Section 8 Insured), 2.65%, due 11/1/2024	$272,289
990,000	West Virginia Water Development Authority Revenue Refunding (Loan Program), Series 2018-A-IV, 5.00%, due 11/1/2036	1,071,456
		3,194,743
Total Investments 98.8% (Cost $80,435,005)		75,802,691
Other Assets Less Liabilities 1.2%		917,639
Net Assets 100.0%		$76,720,330

(a)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2023, these securities amounted to $1,264,260, which represents 1.6% of net assets of the Fund.

(b)	When-issued security. Total value of all such securities at April 30, 2023 amounted to $1,744,562, which represents 2.3% of net assets of the Fund.
(c)
Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at April 30, 2023.

(d)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
April 30, 2023.

(e)	Defaulted security.
(f)	Value determined using significant unobservable inputs.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Municipal Notes#
South Carolina	$—	$1,852,831	$78,750	$1,931,581
Other Municipal Notes#	—	73,871,110	—	73,871,110
Total Municipal Notes	—	75,723,941	78,750	75,802,691
Total Investments	$—	$75,723,941	$78,750	$75,802,691

#	The Schedule of Investments provides information on the state/territory categorization.
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited)  (cont’d)
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2023
Investments in Securities:
Municipal Notes(1)	$—	$—	$—	$(88)	$—	$—	$167	$—	$79	$(88)
Total	$—	$—	$—	$(88)	$—	$—	$167	$—	$79	$(88)
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 4/30/2023	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Municipal Notes	$78,750	Market Approach	Recovery Value	$45.00	$45.00	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited)
April 30, 2023

Principal Amount		Value
Municipal Notes 98.8%
Alabama 3.8%
$1,380,000	Black Belt Energy Gas District (Alabama Gas Prepay Gas Supply Revenue Project No. 5), (LOC: Morgan Stanley), Series 2020-A-1, 4.00%, due 10/1/2049 Putable 10/1/2026	$1,382,378
295,000	Black Belt Energy Gas District (Alabama Gas Prepay Gas Supply Revenue Project No. 7), (LOC: Goldman Sachs Group, Inc.), Series 2021-C-1, 4.00%, due 10/1/2052 Putable 12/1/2026	294,145
1,500,000	Lower Alabama Gas District Revenue (Gas Project 2), (LOC: Goldman Sachs Group, Inc.), Series 2020, 4.00%, due 12/1/2050 Putable 12/1/2025	1,499,797
4,000,000	Wilsonville Industrial Development Board PCR Revenue Refunding (Alabama Power Co.), Series 2005-D, 3.95%, due 1/1/2024	4,000,000 (a)
		7,176,320
Arizona 0.8%
500,000	Maricopa County Industrial Development Authority Revenue (Banner Health Obligated Group), Series 2017-C, 5.00%, due 1/1/2048 Putable 10/18/2024	512,518
950,000	Maricopa County Industrial Development Authority Senior Living Facility Revenue Refunding (Christian Care Retirement Apartments, Inc. Project), Series 2016-A, 5.00%, due 1/1/2024	958,567
		1,471,085
Arkansas 0.6%
535,000	Hot Springs Waterworks Revenue Refunding, Series2023, (BAM Insured), 5.00%, due 10/1/2038	576,363
855,000	Mountain Home Arkansas Sales & Use Tax Revenue, Series 2021-B, 2.00%, due 9/1/2038	643,851
		1,220,214
California 3.0%
	California Housing Finance Agency Municipal Certificate
1,609,330	Series 2019-2, 4.00%, due 3/20/2033	1,606,110
484,651	Series 2021-1-A, 3.50%, due 11/20/2035	458,907
750,000	California State Refunding General Obligation, Series 2023, 5.00%, due 10/1/2036	887,060
100,000	California Statewide Communities Development Authority Revenue (Henry Mayo Newhall Memorial Hospital), Series 2014-A, (AGM Insured), 5.00%, due 10/1/2028 Pre-Refunded 10/1/2024	102,850
1,665,000	Contra Costa County Redevelopment Agency Successor Agency Tax Allocation Refunding, Series 2017-A, (BAM Insured), 5.00%, due 8/1/2032	1,820,287
	Fresno Joint Power Financing Authority Lease Revenue Refunding (Master Lease Project)
110,000	Series 2017-A, (AGM Insured), 5.00%, due 4/1/2027	120,466
410,000	Series 2017-A, (AGM Insured), 5.00%, due 4/1/2032	449,163
165,000	San Marcos Unified School District General Obligation Capital Appreciation (Election 2010), Series 2012-B, 0.00%, due 8/1/2027	146,046
180,000	Santa Monica-Malibu Unified School District General Obligation, Series 2019-E, 3.00%, due 8/1/2034	177,818
		5,768,707
Colorado 0.9%
945,000	Colorado State Educational & Cultural Facility Authority Revenue Refunding (Alexander Dawson School Project), Series 2016, 5.00%, due 5/15/2025	974,575
400,000	Colorado State Health Facilities Authority Hospital Revenue Refunding (Commonspirit Health), Series 2019-A-2, 4.00%, due 8/1/2049	362,220
340,000	Denver Health & Hospital Authority Healthcare Revenue Refunding, Series 2019-A, 4.00%, due 12/1/2037	315,335
		1,652,130
Connecticut 1.2%
1,725,000	Connecticut State General Obligation, Series 2020-C, 4.00%, due 6/1/2037	1,774,796
430,000	Meriden City General Obligation, Series 2020-B, 3.00%, due 7/1/2031	432,611
		2,207,407
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Delaware 0.6%
	Delaware State Health Facility Authority Revenue (Beebe Medical Center)
$610,000	Series 2018, 5.00%, due 6/1/2027	$646,663
500,000	Series 2018, 5.00%, due 6/1/2028	537,479
		1,184,142
District of Columbia 0.6%
	Washington Convention & Sports Authority Revenue
785,000	Series 2021-A, 5.00%, due 10/1/2027	861,607
310,000	Series 2021-A, 5.00%, due 10/1/2028	346,493
		1,208,100
Florida 4.1%
700,000	Cape Coral Special Obligation Refunding Revenue, Series 2015, 4.00%, due 10/1/2030	721,141
770,000	Cityplace Community Development District Special Assessment Refunding Revenue, Series 2012, 5.00%, due 5/1/2026	789,464
825,000	Escambia County Florida Environmental Improvement Revenue Refunding (International Paper Co. Project), Series 2019-B, 2.00%, due 11/1/2033 Putable 10/1/2024	803,076
2,000,000	Miami-Dade County General Obligation Refunding, Series 2015-B, 4.00%, due 7/1/2032	2,029,355
1,550,000	Miami-Dade County Housing Finance Authority Revenue (Platform II LLC), Series 2021, 0.25%, due 8/1/2024 Putable 8/1/2023	1,532,795
480,000	Village Community Development District No. 13 Special Assessment Revenue, Series 2019, 3.00%, due 5/1/2029	442,049
	Wildwood Utility Dependent District Revenue (Senior-South Sumter Utilities Project)
350,000	Series 2021, (BAM Insured), 5.00%, due 10/1/2034	407,419
300,000	Series 2021, (BAM Insured), 5.00%, due 10/1/2035	346,028
250,000	Series 2021, (BAM Insured), 5.00%, due 10/1/2036	285,159
300,000	Series 2021, (BAM Insured), 5.00%, due 10/1/2037	339,275
		7,695,761
Georgia 3.1%
1,000,000	Main Street Natural Gas, Inc. Revenue, (LOC: Royal Bank of Canada), Series 2023-B, 5.00%, due 7/1/2053 Putable 3/1/2030	1,068,417
2,500,000	Monroe County Development Authority PCR Revenue (Georgia Power Co. Plant-Scherer Project), Series 2009, 1.00%, due 7/1/2049 Putable 8/21/2026	2,219,019
	Municipal Electric Authority of Georgia (Plant Vogtle Units 3 & 4 Project M Bonds)
500,000	Series 2019-A, 5.00%, due 1/1/2032	541,923
100,000	Series 2019-A, 5.00%, due 1/1/2033	108,305
1,000,000	Municipal Electric Authority of Georgia Revenue (Plant Vogtle Units 3 & 4 Project M Bonds), Series 2023-A, 5.50%, due 7/1/2064	1,037,843
850,000	Savannah Economic Development Authority Revenue Refunding (International Paper Co. Project), Series 2019-A, 2.00%, due 11/1/2033 Putable 10/1/2024	827,412
		5,802,919
Illinois 14.0%
470,000	Bureau County Township High School District No. 502 General Obligation, Series 2017-A, (BAM Insured), 5.00%, due 12/1/2033 Pre-Refunded 12/1/2027	519,704
700,000	Chicago General Obligation, Series 2023-A, 5.50%, due 1/1/2043	739,547
	Chicago Refunding General Obligation
200,000	Series 2020-A, 5.00%, due 1/1/2026	207,145
955,000	Series 2021-A, 4.00%, due 1/1/2035	940,102
	Cook County Sales Tax Revenue Refunding
2,250,000	Series 2021-A, 5.00%, due 11/15/2031	2,536,610
1,415,000	Series 2021-A, 5.00%, due 11/15/2032	1,595,722
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Illinois – cont'd
	Illinois Finance Authority Revenue
$835,000	Series 2018 (Government Program-Brookfield Lagrange Park School District No. 95 Project), 4.00%, due 12/1/2038	$843,175
1,065,000	Series 2018, (BAM Insured) (Government Program-E Prairie School District No. 73 Project), 5.00%, due 12/1/2029	1,187,622
20,000	Series 2018, (BAM Insured) (Government Program-E Prairie School District No. 73 Project), 4.00%, due 12/1/2042	20,094
	Illinois State Finance Authority Revenue (Downers Grove Community High School District No. 99 Project)
1,000,000	Series 2019, 4.00%, due 12/15/2030	1,074,646
1,000,000	Series 2019, 4.00%, due 12/15/2031	1,071,492
	Illinois State General Obligation
2,945,000	Series 2017-D, 5.00%, due 11/1/2027	3,157,172
2,000,000	Series 2017-D, 5.00%, due 11/1/2028	2,147,066
1,800,000	Series 2020, 5.75%, due 5/1/2045	1,971,008
500,000	Series 2021-A, 4.00%, due 3/1/2039	486,414
1,750,000	Series 2021-A, 5.00%, due 3/1/2046	1,836,547
	Peoria School District No. 150 General Obligation Refunding
395,000	Series 2020-A, (AGM Insured), 4.00%, due 12/1/2026	410,519
1,140,000	Series 2020-A, (AGM Insured), 4.00%, due 12/1/2027	1,188,646
955,000	Series 2020-A, (AGM Insured), 4.00%, due 12/1/2028	997,486
500,000	Sales Tax Securitization Corp. Revenue Refunding, Series 2017-A, 5.00%, due 1/1/2028	542,915
530,000	Sales Tax Securitization Corp. Revenue Refunding Second Lien, Series 2020-A, 5.00%, due 1/1/2026	554,806
1,000,000	Sales Tax Securitization Corp. Senior Lien Revenue Refunding (Social Bonds), Series 2023-A, 4.00%, due 1/1/2042	978,801
	Springfield General Obligation
950,000	Series 2014, 4.25%, due 12/1/2027	971,725
680,000	Series 2014, 5.00%, due 12/1/2028	699,068
		26,678,032
Indiana 2.3%
1,625,000	Fairfield School Building Corp. Revenue, Series 2021, 3.00%, due 7/15/2028	1,620,009
375,000	Indiana Finance Authority Midwestern Disaster Relief Revenue (Ohio Valley Electric Corp. Project), Series 2012-B, 3.00%, due 11/1/2030	340,558
500,000	Indiana State Finance Authority Revenue (Greencroft Obligation Group), Series 2021-A, 4.00%, due 11/15/2043	372,732
	Indiana State Housing & Community Development Authority Single Family Mortgage Revenue
795,000	Series 2019-B, (GNMA/FNMA/FHLMC Insured), 2.40%, due 7/1/2034	727,313
295,000	Series 2020-B-1, (GNMA Insured), 1.60%, due 1/1/2031	253,717
550,000	Series 2020-B-1, (GNMA Insured), 1.75%, due 7/1/2032	460,349
505,000	Indiana State Municipal Power Agency Refunding Revenue, Series 2016-C, 5.00%, due 1/1/2027	535,844
		4,310,522
Iowa 1.4%
1,050,000	Iowa Higher Education Loan Authority Revenue (Private College Des Moines University Project), Series 2020, 5.00%, due 10/1/2027	1,111,114
1,205,000	Iowa State Finance Authority Single Family Mortgage Revenue, Series 2021-B, (GNMA/FNMA/FHLMC Insured), 1.85%, due 7/1/2032	1,026,218
640,000	Iowa State Finance Authority Single Family Mortgage Revenue (Non Ace-Mortgage-Backed Security Program), Series 2017-C, (GNMA/FNMA/FHLMC Insured), 2.30%, due 1/1/2026	619,304
		2,756,636
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Kansas 0.7%
	Wichita Sales Tax Special Obligation Revenue (River District Stadium Star Bond Project)
$305,000	Series 2018, 5.00%, due 9/1/2025	$318,395
1,000,000	Series 2018, 5.00%, due 9/1/2027	1,097,699
		1,416,094
Kentucky 0.8%
1,470,000	Laurel County Judicial Center Public Properties Corp. Refunding Revenue (Justice Center Project), Series 2015, 4.00%, due 3/1/2024	1,473,554
Louisiana 0.4%
750,000	Saint John the Baptist Parish LA Revenue Refunding (Marathon Oil Corp. Project), Subseries 2017-B-2, 2.38%, due 6/1/2037 Putable 7/1/2026	709,182
Maryland 0.8%
250,000	Baltimore Special Obligation Refunding Revenue Senior Lien (Harbor Point Project), Series 2019-A, 3.63%, due 6/1/2046	195,226 (b)
1,825,000	Maryland State Housing & Community Development Administration Department Revenue, Series 2020-D, 1.95%, due 9/1/2035	1,415,361
		1,610,587
Massachusetts 0.6%
1,200,000	Massachusetts Development Finance Agency Revenue Refunding, Series 2021-G, 5.00%, due 7/1/2050	1,217,232
Michigan 1.7%
1,000,000	Detroit Downtown Development Authority Tax Increment Revenue Refunding (Catalyst Development Project), Series 2018-A, (AGM Insured), 5.00%, due 7/1/2029	1,016,793
730,000	Michigan State Housing Development Authority Revenue, Series 2016-B, 2.30%, due 6/1/2025	714,435
	Walled Lake Consolidated School District
650,000	Series 2020, 5.00%, due 5/1/2032	752,029
675,000	Series 2020, 5.00%, due 5/1/2033	781,968
		3,265,225
Minnesota 0.2%
500,000	Saint Paul Housing & Redevelopment Authority Health Care Revenue Refunding (Fairview Health Services Obligated Group), Series 2017-A, 4.00%, due 11/15/2043	453,499
Mississippi 1.3%
325,000	Mississippi State General Obligation Refunding, Series 2015-C, 5.00%, due 10/1/2026	342,894
2,100,000	Warren County Gulf Opportunity Zone Revenue Refunding (International Paper Co. Project), Series 2018, 2.90%, due 9/1/2032 Putable 9/1/2023	2,092,559
		2,435,453
Missouri 0.3%
	Missouri State Housing Development Commission Single Family Mortgage Revenue (Non-AMT Special Homeownership Loan Program)
245,000	Series 2014-A, (GNMA/FNMA/FHLMC Insured), 3.80%, due 11/1/2034	243,215
285,000	Series 2014-A, (GNMA/FNMA/FHLMC Insured), 4.00%, due 11/1/2039	283,669
		526,884
Nebraska 2.3%
4,340,000	Central Plains Energy Project Revenue, (LOC: Goldman Sachs Group, Inc.), Series 2018, 5.00%, due 3/1/2050 Putable 1/1/2024	4,371,768
Nevada 0.3%
500,000	Clark County School District General Obligation, Series 2020-A, (AGM Insured), 5.00%, due 6/15/2028	556,684
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
New Jersey 3.5%
$1,025,000	New Jersey Economic Development Authority Revenue (Portal North Bridge Project), Series 2022-A, 5.00%, due 11/1/2029	$1,144,257
1,500,000	New Jersey Health Care Facilities Financing Authority Contract Revenue Refunding (Hospital Asset Transportation Program), Series 2017, 5.00%, due 10/1/2028	1,621,050
1,130,000	New Jersey Health Care Facilities Financing Authority Revenue (Inspira Health Obligated Group), Series 2017-A, 5.00%, due 7/1/2029	1,206,130
600,000	New Jersey State Transportation Trust Fund Authority, Series 2019-BB, 5.00%, due 6/15/2029	661,100
	New Jersey State Transportation Trust Fund Authority Transportation System Revenue Refunding
645,000	Series 2018-A, 5.00%, due 12/15/2032	706,037
200,000	Series 2019-A, 5.00%, due 12/15/2028	220,663
80,000	New Jersey State Turnpike Authority Revenue, Series 2021-A, 4.00%, due 1/1/2051	77,667
750,000	Newark General Obligation, Series 2020-A, (AGM Insured), 5.00%, due 10/1/2027	813,095
295,000	Union County Improvement Authority Revenue (Correctional Facility Project), Series 2013, 4.00%, due 6/15/2023	295,242
		6,745,241
New York 16.2%
140,000	Albany Capital Resource Corp. Refunding Revenue (Albany College of Pharmacy & Health Sciences), Series 2014-A, 5.00%, due 12/1/2026	142,122
410,000	Broome County Local Development Corp. Revenue (Good Shepherd Village at Endwell, Inc. Project), Series 2021, 4.00%, due 1/1/2047	301,041
	Dutchess County Local Development Corp. Revenue Refunding (Culinary Institute of America Project)
100,000	Series 2021, 5.00%, due 7/1/2033	107,734
150,000	Series 2021, 4.00%, due 7/1/2035	146,580
100,000	Series 2021, 4.00%, due 7/1/2036	96,152
100,000	Series 2021, 4.00%, due 7/1/2037	94,464
320,000	Series 2021, 4.00%, due 7/1/2039	295,830
100,000	Series 2021, 4.00%, due 7/1/2040	91,260
10,000	Long Beach General Obligation, Series 2014-A, (BAM Insured), 4.00%, due 11/15/2023	10,029
520,000	Long Island Power Authority Electric System General Revenue, Series 2020-A, 5.00%, due 9/1/2033	607,193
100,000	Metropolitan Transportation Authority Revenue (Green Bond), Series 2020-E, 4.00%, due 11/15/2045	94,345
825,000	Monroe County General Obligation (Public Improvement), Series 2019-A, (BAM Insured), 4.00%, due 6/1/2028	859,733
500,000	New Paltz Central School District General Obligation, Series 2019, 4.00%, due 2/15/2029	526,568
2,475,000	New York City Housing Development Corp. Revenue, Series 2020-C, (HUD Section 8, Fannie Mae Insured), 2.15%, due 8/1/2035	2,002,592
	New York City Municipal Water Finance Authority Water & Sewer System Refunding Revenue (Second General Resolution Revenue Bonds)
900,000	Series 2022-DD, 3.97%, due 6/15/2033	900,000 (a)
1,500,000	Series 2023-DD, 5.00%, due 6/15/2046	1,667,717
1,000,000	Series 2023-DD, 5.25%, due 6/15/2047	1,131,234
100,000	New York City Municipal Water Finance Authority Water & Sewer System Revenue (Second General Resolution Revenue Bonds), (LOC: TD Bank N.A.), Series 2008-BB-1, 4.00%, due 6/15/2036	100,000 (a)
	New York City Transitional Finance Authority Revenue (Future Tax Secured)
4,000,000	(LOC: Barclays Bank PLC), Series 2019-C-4, 3.77%, due 11/1/2044	4,000,000 (a)
100,000	Series 2015-C, 5.00%, due 11/1/2027	103,984
1,800,000	Subseries 2016-A-1, 4.00%, due 5/1/2031	1,866,121
	New York City Trust for Cultural Resource Revenue Refunding (Carnegie Hall)
310,000	Series 2019, 5.00%, due 12/1/2037	343,571
625,000	Series 2019, 5.00%, due 12/1/2038	691,134
300,000	Series 2019, 5.00%, due 12/1/2039	330,304
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
New York – cont'd
	New York General Obligation
$65,000	Series 2018 E-1, 5.00%, due 3/1/2031	$72,208
2,000,000	Series 2019-B3, 3.97%, due 10/1/2046	2,000,000 (a)
1,000,000	Subseries 2018-F-1, 5.00%, due 4/1/2034	1,106,408
	New York Liberty Development Corp. Refunding Revenue Green Bonds (4 World Trade Center Project)
150,000	Series 2021-A, 2.50%, due 11/15/2036	122,638
1,850,000	Series 2021-A, 2.75%, due 11/15/2041	1,434,414
260,000	New York State Bridge Authority Revenue, Series 2021-A, 4.00%, due 1/1/2051	247,314
800,000	New York State Dormitory Authority Personal Income Tax Revenue, Series 2014-C, 5.00%, due 3/15/2025 Pre-Refunded 3/15/2024	813,279
500,000	Oneida County Local Development Corp. Revenue Refunding (Mohawk Valley Health Systems Project), Series 2019-A, (AGM Insured), 4.00%, due 12/1/2049	454,131
420,000	Onondaga Civic Development Corp. (Le Moyne Collage Project), Series 2021, 5.00%, due 7/1/2034	452,058
	Onondaga Civic Development Corp. Refunding (Le Moyne Collage Project)
300,000	Series 2022, 4.00%, due 7/1/2034	299,488
300,000	Series 2022, 4.00%, due 7/1/2036	291,380
450,000	Series 2022, 4.00%, due 7/1/2039	422,834
500,000	Series 2022, 4.00%, due 7/1/2042	454,210
500,000	Suffolk Tobacco Asset Securitization Corp. Refunding (Tobacco Settle Asset Backed Subordinated Bonds), Series 2021-B1, 4.00%, due 6/1/2050	490,250
2,500,000	Triborough Bridge & Tunnel Authority Revenue, Series 2021-A-2, 2.00%, due 5/15/2045 Putable 5/15/2024	2,440,136
2,000,000	Triborough Bridge & Tunnel Authority Revenue Refunding, Series 2021-A-1, 5.00%, due 5/15/2051	2,164,387
500,000	Westchester County Local Development Corp. Revenue Refunding (Kendal on Hudson Project), Series 2022-B, 5.00%, due 1/1/2041	490,197
450,000	Yonkers Economic Development Corp. Education Revenue (Charter School of Education Excellence Project), Series 2019-A, 5.00%, due 10/15/2049	404,393
		30,669,433
North Carolina 4.1%
5,700,000	Charlotte-Mecklenburg Hospital Authority Revenue, (LOC: JP Morgan Chase Bank N.A.), Series 2018-H, 3.80%, due 1/15/2048	5,700,000 (a)
2,000,000	North Carolina State Turnpike Authority, Series 2020-B, 5.00%, due 2/1/2024	2,027,068
		7,727,068
Ohio 1.7%
1,695,000	Buckeye Tobacco Settlement Finance Authority Asset-Backed Senior Refunding Revenue, Series 2020-B-2, 5.00%, due 6/1/2055	1,579,881
500,000	Ohio State Air Quality Development Authority (Ohio Valley Electric Corp. Project), Series 2009-B, 1.38%, due 2/1/2026 Putable 11/1/2024	472,445
1,000,000	Ohio State Air Quality Development Authority Revenue (American Electric Power Co. Project), Series 2014, 2.40%, due 12/1/2038 Putable 10/1/2029	880,259
250,000	Port Authority of Greater Cincinnati Development Revenue (Convention Center Hotel Acquisition & Demolition Project), Series 2020-A, 3.00%, due 5/1/2023	250,000
		3,182,585
Oklahoma 0.9%
1,500,000	Weatherford Industrial Trust Education Facility Lease Revenue (Weatherford Public School Project), Series 2019, 5.00%, due 3/1/2033	1,655,726
Pennsylvania 8.0%
2,615,000	Allegheny County Hospital Development Authority Revenue Refunding (University Pittsburgh Medical Center), Series 2019-A, 5.00%, due 7/15/2029	2,922,150
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Pennsylvania – cont'd
	Lackawanna County Industrial Development Authority Revenue Refunding (University of Scranton)
$940,000	Series 2017, 5.00%, due 11/1/2028	$1,012,965
565,000	Series 2017, 5.00%, due 11/1/2029	609,624
500,000	Series 2017, 5.00%, due 11/1/2030	539,497
	Luzerne County General Obligation Refunding
400,000	Series 2017-A, (AGM Insured), 5.00%, due 12/15/2025	420,109
150,000	Series 2017-A, (AGM Insured), 5.00%, due 12/15/2027	163,481
200,000	Series 2017-B, (AGM Insured), 5.00%, due 12/15/2025	210,054
70,000	Series 2017-B, (AGM Insured), 5.00%, due 12/15/2026	74,707
	Luzerne County Industrial Development Authority Lease Revenue Refunding Guaranteed
350,000	Series 2017, (AGM Insured), 5.00%, due 12/15/2025	367,595
525,000	Series 2017, (AGM Insured), 5.00%, due 12/15/2026	550,176
250,000	Series 2017, (AGM Insured), 5.00%, due 12/15/2027	262,697
600,000	Pennsylvania Economic Development Financing Authority Revenue, Series 2023-A-1, 5.00%, due 5/15/2031	681,141
1,025,000	Pennsylvania State Commonwealth General Obligation, Series 2015, 5.00%, due 3/15/2029	1,066,556
3,420,000	Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue Refunding, Series 2021-B, 5.00%, due 12/1/2046	3,685,033
2,065,000	Pennsylvania State Turnpike Commission Revenue Refunding, Series 2016, 5.00%, due 6/1/2027	2,168,924
400,000	Pennsylvania State Turnpike Commission Turnpike Revenue, Subseries 2019-A, 5.00%, due 12/1/2033	446,263
		15,180,972
Puerto Rico 1.2%
800,000	Puerto Rico Industrial Tourist Education Medical & Environmental Control Facilities Authority Revenue (Hospital Auxilio Mutuo Obligation Group Project), Series 2021, 5.00%, due 7/1/2029	869,880
1,391,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series 2018-A-1, 5.00%, due 7/1/2058	1,339,676
		2,209,556
South Carolina 1.9%
1,975,000	South Carolina State Housing Finance & Development Authority Mortgage Revenue, Series 2021-A, 1.85%, due 7/1/2036	1,537,158
2,000,000	South Carolina State Public Service Authority Obligation Revenue Refunding, Series 2014-C, 5.00%, due 12/1/2028	2,049,066
		3,586,224
Tennessee 2.0%
700,000	Greeneville Health & Educational Facilities Board Hospital Revenue Refunding (Ballad Health Obligated Group), Series 2018, 5.00%, due 7/1/2032	700,687
1,230,000	Tennessee Housing Development Agency Residential Finance Program Revenue, Series 2019-2, 3.00%, due 7/1/2039	1,157,502
	Tennessee State Energy Acquisition Corp. Gas Revenue (LOC: Goldman Sachs Group, Inc.)
445,000	Series 2017-A, 4.00%, due 5/1/2048 Putable 5/1/2023	445,000
1,500,000	Series 2018, 4.00%, due 11/1/2049 Putable 11/1/2025	1,500,186
		3,803,375
Texas 3.2%
590,000	Central Texas Regional Mobility Authority Senior Lien Refunding Revenue, Series 2020-A, 5.00%, due 1/1/2027	626,879
2,450,000	Dallas County General Obligation (Certificate Obligation), Series 2016, 5.00%, due 8/15/2023	2,462,241
750,000	Hidalgo County Regional Mobility Authority Revenue, Series 2022-B, 4.00%, due 12/1/2041	638,043
250,000	La Joya Independent School District Refunding General Obligation, Series 2013, (PSF-GTD Insured), 5.00%, due 2/15/2033	274,679
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Texas – cont'd
$900,000	Laredo Independent School District General Obligation (School Building), Series 2013, 5.00%, due 8/1/2027	$905,265
290,000	Pampa Independent School District General Obligation Refunding, Series 2016, (PSF-GTD Insured), 5.00%, due 8/15/2032 Pre-Refunded 8/15/2025	301,637
710,000	Prosper Independent School District General Obligation (School Building), Series 2019, (PSF-GTD Insured), 5.00%, due 2/15/2030	805,700
		6,014,444
Utah 4.2%
	Midvale Redevelopment Agency Tax Increment & Sales Tax Revenue
660,000	Series 2018, 5.00%, due 5/1/2032	724,771
380,000	Series 2018, 5.00%, due 5/1/2034	415,965
1,250,000	University of Utah (Green Bond), Series 2023-A, 5.00%, due 8/1/2036	1,457,348
	Utah Infrastructure Agency Telecommunication Revenue
200,000	Series 2019-A, 4.00%, due 10/15/2036	180,510
500,000	Series 2021-A, 4.00%, due 10/15/2038	439,064
100,000	Utah State General Obligation, Series 2020-B, 3.00%, due 7/1/2030	102,550
3,175,000	Utah State Transit Authority Sales Tax Revenue Refunding, Series 2007-A, (NATL Insured), 5.00%, due 6/15/2031	3,681,238
945,000	Weber County Special Assessment (Summit Mountain Assessment Area), Series 2013, 5.50%, due 1/15/2028	946,425
		7,947,871
Virginia 0.5%
1,115,000	Virginia State Housing Development Authority, Series 2021-K, (GNMA/FNMA/FHLMC Insured), 1.05%, due 12/1/2027	976,021
Washington 3.6%
85,000	North Thurston Public Schools General Obligation, Series 2016, 4.00%, due 12/1/2028	88,344
	Washington State General Obligation
1,000,000	Series 2022-C, 5.00%, due 2/1/2037	1,156,118
4,125,000	Series 2023 C, 5.00%, due 6/1/2040	4,718,301
800,000	Whitman County School District No. 267 Pullman General Obligation, Series 2016, 4.00%, due 12/1/2029	831,383
		6,794,146
West Virginia 0.4%
700,000	West Virginia Hospital Finance Authority Revenue Refunding (Cabell Huntington Hospital Obligated Group), Series 2018-A, 5.00%, due 1/1/2029	740,003
Wisconsin 1.6%
500,000	Public Finance Authority Hospital Revenue (Carson Valley Medical Center), Series 2021-A, 4.00%, due 12/1/2051	388,813
500,000	Public Finance Authority Senior Revenue (Wonderful Foundations Charter School Portfolio Project), Series 2020-A-1, 5.00%, due 1/1/2055	378,348 (b)
480,000	Wisconsin State Health & Education Facility Authority Revenue Refunding (Ascension Health Credit Group), Series 2016-A, 4.00%, due 11/15/2039	478,821
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Wisconsin – cont'd
	Wisconsin State Housing & Economic Development Authority Home Ownership Revenue
$675,000	Series 2021-A, 1.25%, due 3/1/2028	$599,973
720,000	Series 2021-A, 1.35%, due 9/1/2028	637,004
700,000	Series 2021-A, 1.45%, due 3/1/2029	617,194
		3,100,153
Total Investments 98.8% (Cost $195,875,908)		187,500,955
Other Assets Less Liabilities 1.2%		2,347,960
Net Assets 100.0%		$189,848,915

(a)
Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at April 30, 2023.

(b)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2023, these securities amounted to $573,574, which represents 0.3% of net assets of the Fund.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes#	$—	$187,500,955	$—	$187,500,955
Total Investments	$—	$187,500,955	$—	$187,500,955

#	The Schedule of Investments provides information on the state/territory categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)
April 30, 2023

Principal Amount		Value
U.S. Treasury Obligations 4.5%
$8,128,117	U.S. Treasury Inflation-Indexed Notes, 1.63%, due 10/15/2027 (Cost $8,220,008)	8,258,770 (a)

Mortgage-Backed Securities 25.9%
Collateralized Mortgage Obligations 9.8%
1,004,681	COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.73%, due 11/26/2066	$853,105 (b)(c)
748,926	Ellington Financial Mortgage Trust, Series 2022-1, Class A1, 2.21%, due 1/25/2067	639,404 (b)(c)
Federal Home Loan Mortgage Corp. STACR REMIC Trust
550,000	Series 2021-DNA6, Class M2, (30 day USD SOFR Average + 1.50%), 6.32%, due 10/25/2041	529,721 (b)(d)
785,000	Series 2022-DNA2, Class M1B, (30 day USD SOFR Average + 2.40%), 7.22%, due 2/25/2042	773,235 (b)(d)
408,000	Series 2022-DNA2, Class M2, (30 day USD SOFR Average + 3.75%), 8.57%, due 2/25/2042	399,840 (b)(d)
469,000	Series 2022-HQA1, Class M2, (30 day USD SOFR Average + 5.25%), 10.07%, due 3/25/2042	473,686 (b)(d)
333,000	Series 2022-HQA3, Class M1B, (30 day USD SOFR Average + 3.55%), 8.37%, due 8/25/2042	334,458 (b)(d)
Federal Home Loan Mortgage Corp. STACR Trust
523,987	Series 2017-DNA1, Class M2, (1 mo. USD LIBOR + 3.25%), 8.27%, due 7/25/2029	537,718 (d)
626,738	Series 2017-HQA3, Class M2, (1 mo. USD LIBOR + 2.35%), 7.37%, due 4/25/2030	633,005 (d)
16,373	Series 2019-CS03, Class M1, (1 mo. USD LIBOR + 0.00%), 5.02%, due 10/25/2032	16,335 (b)(d)
Federal National Mortgage Association Connecticut Avenue Securities
436,229	Series 2016-C01, Class 2M2, (1 mo. USD LIBOR + 6.95%), 11.97%, due 8/25/2028	461,025 (d)
132,197	Series 2016-C03, Class 1M2, (1 mo. USD LIBOR + 5.30%), 10.32%, due 10/25/2028	139,701 (d)
531,223	Series 2017-C06, Class 2M2, (1 mo. USD LIBOR + 2.80%), 7.82%, due 2/25/2030	539,179 (d)
454,554	Series 2018-C01, Class 1M2, (1 mo. USD LIBOR + 2.25%), 7.27%, due 7/25/2030	455,688 (d)
662,431	Series 2018-C02, Class 2M2, (1 mo. USD LIBOR + 2.20%), 7.22%, due 8/25/2030	664,084 (d)
9,798	Series 2019-R02, Class 1M2, (1 mo. USD LIBOR + 2.30%), 7.32%, due 8/25/2031	9,798 (b)(d)
251,868	Series 2021-R01, Class 1M2, (30 day USD SOFR Average + 1.55%), 6.37%, due 10/25/2041	246,201 (b)(d)
550,000	Series 2021-R03, Class 1M2, (30 day USD SOFR Average + 1.65%), 6.47%, due 12/25/2041	529,375 (b)(d)
1,700,000	Series 2022-R01, Class 1M2, (30 day USD SOFR Average + 1.90%), 6.72%, due 12/25/2041	1,646,398 (b)(d)
625,000	Series 2022-R04, Class 1M2, (30 day USD SOFR Average + 3.10%), 7.92%, due 3/25/2042	631,250 (b)(d)
725,000	Series 2022-R03, Class 1M2, (30 day USD SOFR Average + 3.50%), 8.32%, due 3/25/2042	738,144 (b)(d)
235,838	Series 2022-R07, Class 1M1, (30 day USD SOFR Average + 2.95%), 7.77%, due 6/25/2042	239,811 (b)(d)
495,000	Series 2022-R07, Class 1M2, (30 day USD SOFR Average + 4.65%), 9.47%, due 6/25/2042	524,783 (b)(d)
1,513,664	Series 2022-R08, Class 1M1, (30 day USD SOFR Average + 2.55%), 7.37%, due 7/25/2042	1,534,997 (b)(d)
79,000	Series 2022-R08, Class 1M2, (30 day USD SOFR Average + 3.60%), 8.42%, due 7/25/2042	80,875 (b)(d)
435,000	Series 2022-R08, Class 1B1, (30 day USD SOFR Average + 5.60%), 10.42%, due 7/25/2042	448,018 (b)(d)
834,664	Series 2023-R01, Class 1M1, (30 day USD SOFR Average + 2.40%), 7.22%, due 12/25/2042	837,794 (b)(d)
244,000	Series 2023-R02, Class 1M2, (30 day USD SOFR Average + 3.35%), 8.17%, due 1/25/2043	244,219 (b)(d)
416,240	GCAT Trust, Series 2021-NQM5, Class A1, 1.26%, due 7/25/2066	330,456 (b)(c)
28,594	Harborview Mortgage Loan Trust, Series 2004-4, Class 3A, (1 mo. USD LIBOR + 1.13%), 5.97%, due 6/19/2034	26,256 (d)
242,706	New Residential Mortgage Loan Trust, Series 2019-NQM5, Class A1, 2.71%, due 11/25/2059	224,744 (b)(c)
430,531	SG Residential Mortgage Trust, Series 2021-2, Class A1, 1.74%, due 12/25/2061	351,220 (b)(c)
903,702	Towd Point Mortgage Trust, Series 2022-4, Class A1, 3.75%, due 9/25/2062	849,972 (b)
Verus Securitization Trust
359,600	Series 2021-3, Class A3, 1.44%, due 6/25/2066	301,578 (b)(c)
387,248	Series 2021-6, Class A3, 1.89%, due 10/25/2066	321,852 (b)(c)
336,584	Series 2022-7, Class A1, 5.15%, due 7/25/2067	330,958 (b)(e)
17,898,883
Commercial Mortgage-Backed 10.1%
743,832	BANK, Series 2020-BN30, Class A1, 0.45%, due 12/15/2053	693,820
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Commercial Mortgage-Backed – cont'd
BBCMS Mortgage Trust
$410,394	Series 2020-C7, Class A1, 1.08%, due 4/15/2053	$393,661
4,407,786	Series 2021-C11, Class XA, 1.50%, due 9/15/2054	340,432 (c)(f)
1,881,655	Series 2022-C17, Class XA, 1.33%, due 9/15/2055	153,215 (c)(f)
662,000	BB-UBS Trust, Series 2012-SHOW, Class A, 3.43%, due 11/5/2036	620,307 (b)
Benchmark Mortgage Trust
139,603	Series 2019-B12, Class A2, 3.00%, due 8/15/2052	134,422
325,000	Series 2019-B12, Class AS, 3.42%, due 8/15/2052	287,483
225,000	Series 2020-B17, Class C, 3.37%, due 3/15/2053	168,273 (c)
7,437,429	Series 2021-B30, Class XA, 0.92%, due 11/15/2054	389,220 (c)(f)
244,000	Series 2021-B31, Class D, 2.25%, due 12/15/2054	120,033 (b)
104,000	Series 2021-B31, Class E, 2.25%, due 12/15/2054	42,581 (b)
300,000	Series 2019-B10, Class B, 4.18%, due 3/15/2062	262,580 (c)
228,000	BPR Trust, Series 2022-OANA, Class D, (1 mo. USD Term SOFR + 3.70%), 8.58%, due 4/15/2037	216,854 (b)(d)
BX Commercial Mortgage Trust
100,000	Series 2021-VOLT, Class A, (1 mo. USD LIBOR + 0.70%), 5.65%, due 9/15/2036	96,495 (b)(d)
1,640,000	Series 2021-VOLT, Class D, (1 mo. USD LIBOR + 1.65%), 6.60%, due 9/15/2036	1,551,724 (b)(d)
233,750	Series 2019-XL, Class D, (1 mo. USD Term SOFR + 1.56%), 6.45%, due 10/15/2036	229,033 (b)(d)
200,000	Series 2020-VIV2, Class C, 3.66%, due 3/9/2044	166,424 (b)(c)
471,000	BX Trust, Series 2019-OC11, Class D, 4.08%, due 12/9/2041	398,830 (b)(c)
CAMB Commercial Mortgage Trust
1,429,000	Series 2019-LIFE, Class D, (1 mo. USD LIBOR + 1.75%), 6.70%, due 12/15/2037	1,396,708 (b)(d)
595,000	Series 2019-LIFE, Class E, (1 mo. USD LIBOR + 2.15%), 7.10%, due 12/15/2037	574,095 (b)(d)
140,000	Series 2019-LIFE, Class F, (1 mo. USD LIBOR + 2.55%), 7.50%, due 12/15/2037	133,809 (b)(d)
Citigroup Commercial Mortgage Trust
422,117	Series 2015-GC27, Class AAB, 2.94%, due 2/10/2048	412,960
271,459	Series 2016-P4, Class AAB, 2.78%, due 7/10/2049	260,085
COMM Mortgage Trust
1,000,000	Series 2012-CR4, Class AM, 3.25%, due 10/15/2045	915,537
1,000,000	Series 2014-UBS2, Class A5, 3.96%, due 3/10/2047	982,051
1,343,781	Series 2014-UBS3, Class XA, 1.21%, due 6/10/2047	8,950 (c)(f)
285,636	Series 2014-CR19, Class ASB, 3.50%, due 8/10/2047	280,060
4,638,182	Series 2014-UBS6, Class XA, 0.98%, due 12/10/2047	44,636 (c)(f)
475,000	Series 2016-COR1, Class AM, 3.49%, due 10/10/2049	441,186
291,036	Series 2015-PC1, Class ASB, 3.61%, due 7/10/2050	284,589
88,751	Series 2013-CR11, Class ASB, 3.66%, due 8/10/2050	88,390
CSAIL Commercial Mortgage Trust
6,299,344	Series 2016-C5, Class XA, 1.05%, due 11/15/2048	115,939 (c)(f)
494,300	Series 2016-C5, Class ASB, 3.53%, due 11/15/2048	478,846
640,000	Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.67%, due 9/10/2035	582,542 (b)(c)
1,535,000	Federal Home Loan Mortgage Corp. Multiclass Certificates, Series 2020-RR02, Class CX, 1.27%, due 3/27/2029	93,762 (c)(f)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
5,435,057	Series KW03, Class X1, 0.97%, due 6/25/2027	126,892 (c)(f)
3,405,973	Series K095, Class X1, 1.08%, due 6/25/2029	160,183 (c)(f)
5,270,667	Series K096, Class X1, 1.26%, due 7/25/2029	297,021 (c)(f)
4,100,000	Series K098, Class XAM, 1.52%, due 8/25/2029	304,625 (c)(f)
147,000	FIVE Mortgage Trust, Series 2023-V1, Class C, 6.62%, due 2/10/2056	142,546 (c)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Commercial Mortgage-Backed – cont'd
GS Mortgage Securities Trust
$90,545	Series 2010-C1, Class B, 5.15%, due 8/10/2043	$89,796 (b)
33,732,360	Series 2013-GC13, Class XA, 0.03%, due 7/10/2046	71 (c)(f)
100,000	Series 2014-GC18, Class AS, 4.38%, due 1/10/2047	96,911
14,776,633	Series 2015-GC30, Class XA, 0.86%, due 5/10/2050	173,696 (c)(f)
400,000	Hilton USA Trust, Series 2016-HHV, Class D, 4.33%, due 11/5/2038	363,162 (b)(c)
400,000	Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 2.84%, due 8/10/2038	359,570 (b)
403,000	INTOWN Mortgage Trust, Series 2022-STAY, Class A, (1 mo. USD Term SOFR + 2.49%), 7.38%, due 8/15/2039	402,874 (b)(d)
356,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class D, 3.56%, due 1/5/2039	260,199 (b)(c)
152,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33, Class C, 4.56%, due 5/15/2050	132,393 (c)
137,000	Morgan Stanley Capital I Trust, Series 2018-H4, Class C, 5.24%, due 12/15/2051	118,130 (c)
1,025,000	NYO Commercial Mortgage Trust, Series 2021-1290, Class D, (1 mo. USD LIBOR + 2.55%), 7.49%, due 11/15/2038	852,677 (b)(d)
Taubman Centers Commercial Mortgage Trust
185,000	Series 2022-DPM, Class A, (1 mo. USD Term SOFR + 2.19%), 7.08%, due 5/15/2037	178,507 (b)(d)
216,000	Series 2022-DPM, Class B, (1 mo. USD Term SOFR + 2.93%), 7.82%, due 5/15/2037	206,665 (b)(d)
181,000	Series 2022-DPM, Class C, (1 mo. USD Term SOFR + 3.78%), 8.67%, due 5/15/2037	172,390 (b)(d)
Wells Fargo Commercial Mortgage Trust
270,000	Series 2014-LC18, Class A5, 3.41%, due 12/15/2047	259,093
3,819,194	Series 2019-C52, Class XA, 1.75%, due 8/15/2052	271,469 (c)(f)
18,328,402
Federal Home Loan Mortgage Corp. 4.4%
Pass-Through Certificates
68,551	4.50%, due 11/1/2039	68,870
4,223,876	5.50%, due 9/1/2052 - 4/1/2053	4,265,461
3,626,354	6.00%, due 10/1/2052 - 3/1/2053	3,695,077
8,029,408
Federal National Mortgage Association 1.6%
Pass-Through Certificates
92,390	4.50%, due 4/1/2039 - 5/1/2044	92,404
1,053,190	5.50%, due 11/1/2052	1,061,925
1,650,593	6.00%, due 11/1/2052 - 12/1/2052	1,684,260
2,838,589
Total Mortgage-Backed Securities (Cost $50,590,500)		47,095,282
Asset-Backed Securities 15.5%
875,000	37 Capital CLO 1 Ltd., Series 2021-1A, Class A, (3 mo. USD LIBOR + 1.20%), 6.46%, due 10/15/2034	855,848 (b)(d)
1,450,000	AM Capital Funding LLC, Series 2018-1, Class A, 4.98%, due 12/15/2023	1,439,859 (b)
850,895	Aqua Finance Trust, Series 2021-A, Class A, 1.54%, due 7/17/2046	764,639 (b)
Avis Budget Rental Car Funding AESOP LLC
500,000	Series 2020-2A, Class B, 2.96%, due 2/20/2027	465,817 (b)
485,000	Series 2021-2A, Class B, 1.90%, due 2/20/2028	425,484 (b)
248,200	Beacon Container Finance II LLC, Series 2021-1A, Class A, 2.25%, due 10/22/2046	217,865 (b)
260,000	CCG Receivables Trust, Series 2023-1, Class A2, 5.82%, due 9/16/2030	262,103 (b)
1,140,000	Crown Castle Towers LLC, 3.66%, due 5/15/2025	1,100,998 (b)
335,000	Dell Equipment Finance Trust, Series 2023-1, Class A2, 5.65%, due 9/22/2028	335,320 (b)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Asset-Backed Securities – cont'd
$1,000,000	Dryden 64 CLO Ltd., Series 2018-64A, Class D, (3 mo. USD LIBOR + 2.65%), 7.91%, due 4/18/2031	$927,645 (b)(d)
435,000	Fort Washington CLO Ltd., Series 2021-2A, Class A, (3 mo. USD LIBOR + 1.22%), 6.47%, due 10/20/2034	425,445 (b)(d)
3,100,000	Gulf Stream Meridian 3 Ltd., Series 2021-IIIA, Class A1, (3 mo. USD LIBOR + 1.32%), 6.58%, due 4/15/2034	3,045,485 (b)(d)
Hilton Grand Vacations Trust
221,162	Series 2018-AA, Class A, 3.54%, due 2/25/2032	214,380 (b)
149,953	Series 2022-2A, Class A, 4.30%, due 1/25/2037	146,237 (b)
311,374	Series 2022-2A, Class B, 4.74%, due 1/25/2037	302,515 (b)
368,519	JPMorgan Chase Bank NA, Series 2021-3, Class B, 0.76%, due 2/26/2029	349,229 (b)
337,000	MetroNet Infrastructure Issuer LLC, Series 2022-1A, Class A2, 6.35%, due 10/20/2052	332,307 (b)
MVW LLC
388,075	Series 2021-2A, Class A, 1.43%, due 5/20/2039	348,720 (b)
275,323	Series 2021-2A, Class B, 1.83%, due 5/20/2039	246,879 (b)
108,340	Series 2021-1WA, Class B, 1.44%, due 1/22/2041	98,783 (b)
Navient Private Education Refi Loan Trust
290,065	Series 2021-BA, Class A, 0.94%, due 7/15/2069	255,270 (b)
280,905	Series 2021-CA, Class A, 1.06%, due 10/15/2069	245,591 (b)
303,444	Series 2021-EA, Class A, 0.97%, due 12/16/2069	262,916 (b)
597,149	Series 2021-FA, Class A, 1.11%, due 2/18/2070	514,495 (b)
1,200,000	Oaktree CLO Ltd., Series 2022-3A, Class A2, (3 mo. USD Term SOFR + 2.30%), 7.29%, due 7/15/2035	1,201,196 (b)(d)
1,000,000	Octagon Investment Partners 43 Ltd., Series 2019-1A, Class D, (3 mo. USD LIBOR + 3.90%), 9.16%, due 10/25/2032	947,247 (b)(d)
OneMain Financial Issuance Trust
243,864	Series 2020-1A, Class A, 3.84%, due 5/14/2032	242,246 (b)
422,000	Series 2022-2A, Class A, 4.89%, due 10/14/2034	417,444 (b)
1,000,000	Park Blue CLO Ltd., Series 2022-1A, Class A1, (3 mo. USD Term SOFR + 2.45%), 7.50%, due 10/20/2034	1,001,168 (b)(d)
PFS Financing Corp.
960,000	Series 2021-A, Class A, 0.71%, due 4/15/2026	914,798 (b)
300,000	Series 2021-B, Class A, 0.77%, due 8/15/2026	282,305 (b)
673,000	Series 2022-A, Class A, 2.47%, due 2/15/2027	641,833 (b)
580,000	Prestige Auto Receivables Trust, Series 2021-1A, Class D, 2.08%, due 2/15/2028	528,391 (b)
410,000	SBA Tower Trust, Series 2014-2A, Class C, 3.87%, due 10/15/2049	399,764 (b)
Sierra Timeshare Receivables Funding LLC
183,310	Series 2019-1A, Class C, 3.77%, due 1/20/2036	175,166 (b)
63,735	Series 2019-2A, Class A, 2.59%, due 5/20/2036	61,455 (b)
73,494	Series 2020-2A, Class C, 3.51%, due 7/20/2037	69,610 (b)
200,613	Series 2022-1A, Class A, 3.05%, due 10/20/2038	189,811 (b)
268,006	Series 2022-1A, Class C, 3.94%, due 10/20/2038	252,340 (b)
154,413	Series 2022-2A, Class B, 5.04%, due 6/20/2040	152,396 (b)
1,000,000	Signal Peak CLO 8 Ltd., Series 2020-8A, Class A, (3 mo. USD LIBOR + 1.27%), 6.52%, due 4/20/2033	981,908 (b)(d)
185,604	SoFi Consumer Loan Program Trust, Series 2023-1S, Class A, 5.81%, due 5/15/2031	185,580 (b)
SoFi Professional Loan Program LLC
276,564	Series 2021-A, Class AFX, 1.03%, due 8/17/2043	234,350 (b)
490,000	Series 2018-C, Class BFX, 4.13%, due 1/25/2048	462,776 (b)
1,200,000	Storm King Park CLO Ltd., Series 2022-1A, Class A1, (3 mo. USD Term SOFR + 2.05%), 7.04%, due 10/15/2035	1,201,333 (b)(d)
192,563	Taco Bell Funding LLC, Series 2021-1A, Class A2I, 1.95%, due 8/25/2051	168,871 (b)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Asset-Backed Securities – cont'd
$427,048	TAL Advantage VII LLC, Series 2020-1A, Class A, 2.05%, due 9/20/2045	$382,112 (b)
500,000	TICP CLO VII Ltd., Series 2017-7A, Class DR, (3 mo. USD LIBOR + 3.20%), 8.46%, due 4/15/2033	471,605 (b)(d)
739,000	T-Mobile U.S. Trust, Series 2022-1A, Class A, 4.91%, due 5/22/2028	741,293 (b)
625,203	Vantage Data Centers LLC, Series 2019-1A, Class A2, 3.19%, due 7/15/2044	604,334 (b)
1,000,000	Voya CLO Ltd., Series 2016-2A, Class CR, (3 mo. USD Term SOFR + 4.26%), 9.29%, due 7/19/2028	950,021 (b)(d)
875,000	Whitebox CLO III Ltd., Series 2021-3A, Class A1, (3 mo. USD LIBOR + 1.22%), 6.48%, due 10/15/2034	854,685 (b)(d)
Total Asset-Backed Securities (Cost $29,294,721)		28,299,868

Corporate Bonds 47.7%
Aerospace & Defense 1.0%
2,025,000	Boeing Co., 2.70%, due 2/1/2027	1,878,712
Agriculture 2.4%
465,000	BAT Capital Corp., 2.26%, due 3/25/2028	403,728
	Philip Morris International, Inc.
1,980,000	4.88%, due 2/13/2026	1,990,210
1,935,000	5.13%, due 11/17/2027	1,981,433
		4,375,371
Airlines 1.3%
275,000	American Airlines, Inc., 7.25%, due 2/15/2028	267,474 (b)
	American Airlines, Inc./AAdvantage Loyalty IP Ltd.
580,000	5.50%, due 4/20/2026	569,556 (b)
1,135,000	5.75%, due 4/20/2029	1,078,574 (b)
110,000	Delta Air Lines, Inc., 7.00%, due 5/1/2025	113,476 (b)
387,499	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, due 10/20/2025	380,005 (b)
		2,409,085
Auto Manufacturers 2.9%
	Ford Motor Credit Co. LLC
400,000	6.95%, due 3/6/2026	403,671
545,000	7.35%, due 11/4/2027	560,425
130,000	6.80%, due 5/12/2028	130,078
320,000	2.90%, due 2/10/2029	265,486
	General Motors Financial Co., Inc.
490,000	3.80%, due 4/7/2025	476,007
1,945,000	5.40%, due 4/6/2026	1,946,036
620,000	2.70%, due 8/20/2027	555,412
1,010,000	Volkswagen Group of America Finance LLC, 3.35%, due 5/13/2025	978,137 (b)
		5,315,252
Auto Parts & Equipment 0.3%
255,000	Goodyear Tire & Rubber Co., 5.00%, due 5/31/2026	247,760
245,000	ZF North America Capital, Inc., 6.88%, due 4/14/2028	252,150 (b)
		499,910
Banks 13.7%
	Banco Santander SA
450,000	2.75%, due 5/28/2025	424,066
1,440,000	5.15%, due 8/18/2025	1,429,897
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Banks – cont'd
Bank of America Corp.
$425,000	Series L, 3.95%, due 4/21/2025	$415,186
1,000,000	3.84%, due 4/25/2025	982,038 (g)
1,980,000	3.38%, due 4/2/2026	1,909,302 (g)
1,075,000	BNP Paribas SA, 3.80%, due 1/10/2024	1,059,157 (b)
Citigroup, Inc.
1,175,000	3.35%, due 4/24/2025	1,147,481 (g)
1,400,000	2.01%, due 1/25/2026	1,321,302 (g)
Goldman Sachs Group, Inc.
780,000	0.66%, due 9/10/2024	765,488 (g)
2,230,000	1.95%, due 10/21/2027	1,996,944 (g)
JPMorgan Chase & Co.
1,100,000	2.30%, due 10/15/2025	1,050,666 (g)
1,225,000	4.08%, due 4/26/2026	1,203,762 (g)
1,985,000	1.47%, due 9/22/2027	1,767,552 (g)
Morgan Stanley
385,000	3.62%, due 4/17/2025	377,435 (g)
1,560,000	0.79%, due 5/30/2025	1,476,858 (g)
2,265,000	1.59%, due 5/4/2027	2,037,150 (g)
2,035,000	Royal Bank of Canada, 3.38%, due 4/14/2025	1,978,464
1,485,000	U.S. Bancorp, 5.73%, due 10/21/2026	1,495,348 (g)
2,115,000	Wells Fargo & Co., 3.91%, due 4/25/2026	2,062,374 (g)
24,900,470
Biotechnology 1.5%
2,650,000	Amgen, Inc., 5.25%, due 3/2/2025	2,672,936
Building Materials 0.2%
445,000	Jeld-Wen, Inc., 4.63%, due 12/15/2025	429,425 (b)
Commercial Services 0.3%
550,000	APX Group, Inc., 6.75%, due 2/15/2027	549,439 (b)
Computers 0.2%
320,000	Presidio Holdings, Inc., 4.88%, due 2/1/2027	303,064 (b)
Cosmetics - Personal Care 0.2%
400,000	Haleon U.S. Capital LLC, 3.02%, due 3/24/2024	391,400
Diversified Financial Services 1.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
200,000	4.50%, due 9/15/2023	198,774
460,000	6.50%, due 7/15/2025	464,488
1,000,000	American Express Co., 3.95%, due 8/1/2025	980,561
1,040,000	Capital One Financial Corp., 4.17%, due 5/9/2025	1,012,648 (g)
175,000	GTP Acquisition Partners I LLC, Series 2015-2, Class A, 3.48%, due 6/16/2025	168,430 (b)
235,000	OneMain Finance Corp., 3.50%, due 1/15/2027	200,718
3,025,619
Electric 1.4%
2,135,000	Dominion Energy, Inc., Series D, 2.85%, due 8/15/2026	2,011,383
495,000	Duke Energy Corp., 2.65%, due 9/1/2026	464,697
2,476,080
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Energy - Alternate Sources 0.2%
$470,000	Sunnova Energy Corp., 5.88%, due 9/1/2026	$425,938 (b)
Entertainment 1.8%
	Warnermedia Holdings, Inc.
1,990,000	6.41%, due 3/15/2026	2,007,162
1,295,000	3.76%, due 3/15/2027	1,220,417 (b)
		3,227,579
Healthcare - Products 1.1%
1,670,000	GE HealthCare Technologies, Inc., 5.55%, due 11/15/2024	1,677,106 (b)
310,000	Medline Borrower LP, 3.88%, due 4/1/2029	271,236 (b)
		1,948,342
Healthcare - Services 0.6%
1,100,000	UnitedHealth Group, Inc., 3.70%, due 5/15/2027	1,079,458
Home Builders 0.1%
150,000	Tri Pointe Homes, Inc., 5.25%, due 6/1/2027	144,000
Insurance 0.9%
540,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer, 6.75%, due 4/15/2028	539,318 (b)
465,000	AssuredPartners, Inc., 7.00%, due 8/15/2025	460,350 (b)
785,000	Jackson National Life Global Funding, 1.75%, due 1/12/2025	733,995 (b)
		1,733,663
Leisure Time 0.6%
400,000	Carnival Corp., 10.50%, due 2/1/2026	417,570 (b)
280,000	Lindblad Expeditions Holdings, Inc., 9.00%, due 5/15/2028	280,808 (b)
290,000	Lindblad Expeditions LLC, 6.75%, due 2/15/2027	272,605 (b)
230,000	Royal Caribbean Cruises Ltd., 4.25%, due 7/1/2026	205,870 (b)
		1,176,853
Media 0.9%
800,000	Comcast Corp., 4.15%, due 10/15/2028	793,461
940,000	Fox Corp., 3.05%, due 4/7/2025	906,565
		1,700,026
Oil & Gas 0.7%
460,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, due 11/1/2026	445,128 (b)
70,000	Northern Oil & Gas, Inc., 8.13%, due 3/1/2028	69,125 (b)
75,000	PDC Energy, Inc., 5.75%, due 5/15/2026	72,804
635,000	Pioneer Natural Resources Co., 5.10%, due 3/29/2026	641,304
		1,228,361
Packaging & Containers 0.2%
355,000	Mauser Packaging Solutions Holding Co., 7.88%, due 8/15/2026	360,085 (b)
Pharmaceuticals 1.5%
1,000,000	AbbVie, Inc., 2.95%, due 11/21/2026	949,265
1,885,000	CVS Health Corp., 3.63%, due 4/1/2027	1,824,576
		2,773,841
Pipelines 3.8%
290,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, due 12/15/2025	290,597 (b)
1,910,000	Energy Transfer LP, 4.20%, due 4/15/2027	1,845,376
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Pipelines – cont'd
	EQM Midstream Partners LP
$333,000	6.00%, due 7/1/2025	$327,150 (b)
180,000	7.50%, due 6/1/2027	179,356 (b)
710,000	Genesis Energy LP/Genesis Energy Finance Corp., 6.50%, due 10/1/2025	695,045
1,760,000	Kinder Morgan, Inc., 4.30%, due 3/1/2028	1,734,552
540,000	MPLX LP, 4.88%, due 6/1/2025	538,094
	New Fortress Energy, Inc.
360,000	6.75%, due 9/15/2025	342,841 (b)
365,000	6.50%, due 9/30/2026	336,103 (b)
230,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, due 10/15/2026	220,800 (b)
460,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.00%, due 3/1/2027	443,821 (b)
		6,953,735
Real Estate Investment Trusts 1.9%
	American Tower Corp.
870,000	1.60%, due 4/15/2026	791,447
1,635,000	1.45%, due 9/15/2026	1,459,401
432,000	American Tower Trust 1, 5.49%, due 3/15/2028	441,176 (b)
350,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.-Issuer, 4.88%, due 5/15/2029	302,750 (b)
100,000	VICI Properties LP/VICI Note Co., Inc., 4.63%, due 6/15/2025	97,137 (b)
310,000	XHR LP, 6.38%, due 8/15/2025	305,680 (b)
		3,397,591
Retail 0.8%
	1011778 BC ULC/New Red Finance, Inc.
330,000	3.88%, due 1/15/2028	309,520 (b)
330,000	4.38%, due 1/15/2028	308,495 (b)
900,000	Lowe's Cos., Inc., 1.70%, due 9/15/2028	786,488
		1,404,503
Semiconductors 1.0%
750,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, due 1/15/2027	728,711
1,145,000	Marvell Technology, Inc., 1.65%, due 4/15/2026	1,044,273
		1,772,984
Software 1.8%
460,000	Infor, Inc., 1.45%, due 7/15/2023	456,002 (b)
	Oracle Corp.
422,000	5.80%, due 11/10/2025	432,533
2,550,000	1.65%, due 3/25/2026	2,341,509
		3,230,044
Telecommunications 2.7%
	AT&T, Inc.
1,675,000	1.70%, due 3/25/2026	1,546,597
1,270,000	1.65%, due 2/1/2028	1,113,988
410,000	Level 3 Financing, Inc., 3.63%, due 1/15/2029	229,303 (b)
	T-Mobile USA, Inc.
1,150,000	2.25%, due 2/15/2026	1,070,224
1,010,000	3.75%, due 4/15/2027	972,665
		4,932,777
Total Corporate Bonds (Cost $89,027,381)		86,716,543
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Loan Assignments 1.5%
Aerospace & Defense 0.1%
$190,000	Peraton Corp., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 8.83%, due 2/1/2028	$185,883 (h)(i)
Air Transport 0.1%
180,000	American Airlines, Inc., Term Loan, (3 mo. USD LIBOR + 4.75%), 10.00%, due 4/20/2028	181,024 (h)(i)
Business Equipment & Services 0.2%
370,000	William Morris Endeavor Entertainment LLC, First Lien Term Loan, (1 mo. USD LIBOR + 2.75%), 7.78%, due 5/18/2025	368,746 (h)(i)
Chemicals & Plastics 0.1%
180,000	Starfruit Finco BV, Term Loan B, (3 mo. USD Term SOFR + 2.75%), 7.90%, due 10/1/2025	178,931 (h)(i)
Electronics - Electrical 0.3%
411,036	Hyland Software, Inc., First Lien Term Loan, (1 mo. USD LIBOR + 3.50%), 3.50%, due 7/1/2024	407,826 (h)(i)
180,000	Ingram Micro, Inc., Term Loan B, (3 mo. USD LIBOR + 3.50%), 8.66%, due 6/30/2028	175,950 (h)(i)
583,776
Health Care 0.3%
190,000	Medline Borrower LP, Term Loan B, (1 mo. USD LIBOR + 3.25%), 8.27%, due 10/23/2028	184,273 (h)(i)
370,000	Select Medical Corp., Term Loan B, (1 mo. USD LIBOR + 2.50), 7.58%, due 3/6/2025	368,727 (h)(i)
553,000
Industrial Equipment 0.1%
180,000	Gates Global LLC, Term Loan B3, (1 mo. USD LIBOR + 2.50%), 7.58%, due 3/31/2027	179,175 (h)(i)
Internet 0.1%
172,130	NortonLifeLock, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.00%), 7.08%, due 9/12/2029	170,166 (h)(i)
Leisure Goods - Activities - Movies 0.1%
180,000	Carnival Corp., Term Loan B, (1 mo. USD LIBOR + 3.00%), 8.02%, due 6/30/2025	178,706 (h)(i)
Retailers (except food & drug) 0.1%
180,000	Petco Health & Wellness Co., Inc., Term Loan B, (3 mo. USD Term SOFR + 3.25%), 8.41%, due 3/3/2028	177,259 (h)(i)
Total Loan Assignments (Cost $2,768,350)		2,756,666
Number of Shares

Short-Term Investments 5.6%
Commercial Paper 1.1%
1,980,000	AT&T, Inc., 5.34%, due 10/17/2023	1,926,646
Investment Companies 4.5%
8,234,136	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.76%(j)	8,234,136
Total Short-Term Investments (Cost $10,164,501)		10,160,782
Total Investments 100.7% (Cost $190,065,461)		183,287,911
Liabilities Less Other Assets (0.7)%		(1,342,204)(k)
Net Assets 100.0%		$181,945,707

(a)	Index-linked bond whose principal amount adjusts according to a government retail price index.
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
(b)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2023, these securities amounted to $69,876,539, which represents 38.4% of net assets of the Fund.

(c)
Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30,
2023.

(d)	Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2023 and changes periodically.
(e)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
April 30, 2023.

(f)
Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only"
holding.

(g)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(h)	All or a portion of this security was purchased on a delayed delivery basis.
(i)	All or a portion of this security had not settled as of April 30, 2023 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.
(j)	Represents 7-day effective yield as of April 30, 2023.
(k)	Includes the impact of the Fund’s open positions in derivatives at April 30, 2023.
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$152,456,667	83.8%
Cayman Islands	11,662,253	6.4%
Canada	2,596,479	1.4%
Spain	1,853,963	1.0%
Germany	1,230,287	0.7%
Jersey	1,201,333	0.6%
France	1,059,157	0.6%
Ireland	663,262	0.4%
United Kingdom	403,728	0.2%
Short-Term Investments and Other Liabilities—Net	8,818,578	4.9%
	$181,945,707	100.0%
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At April 30, 2023, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2023	450	U.S. Treasury Note, 2 Year	$92,773,828	$530,029
Total Long Positions			$92,773,828	$530,029

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2023	48	U.S. Treasury Note, 10 Year	$(5,529,750)	$(100,453)
6/2023	353	U.S. Treasury Note, 5 Year	(38,738,992)	(685,664)
6/2023	16	U.S. Treasury Note, Ultra 10 Year	(1,943,250)	(51,953)
6/2023	7	U.S. Treasury Ultra Bond	(989,844)	(9,391)
3/2024	40	SOFR, 3 Months	(9,555,000)	7,928
Total Short Positions			$(56,756,836)	$(839,533)
Total Futures				$(309,504)
At April 30, 2023, the Fund had $1,281,698 deposited in a segregated account to cover margin requirements on open futures.
For the six months ended April 30, 2023, the average notional value for the months where the Fund had futures outstanding was $83,074,945 for long positions and $(44,295,752) for short positions.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$8,258,770	$—	$8,258,770
Mortgage-Backed Securities#	—	47,095,282	—	47,095,282
Asset-Backed Securities	—	28,299,868	—	28,299,868
Corporate Bonds#	—	86,716,543	—	86,716,543
Loan Assignments#	—	2,756,666	—	2,756,666
Short-Term Investments	—	10,160,782	—	10,160,782
Total Investments	$—	$183,287,911	$—	$183,287,911

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of April 30, 2023:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$537,957	$—	$—	$537,957
Liabilities	(847,461)	—	—	(847,461)
Total	$(309,504)	$—	$—	$(309,504)

@	Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)
April 30, 2023

Principal Amount(a)		Value
U.S. Treasury Obligations 8.3%
$56,360,000	U.S. Treasury Bills, 4.70%, due 5/18/2023	$56,244,294 (b)
U.S. Treasury Bonds
2,575,000	2.88%, due 5/15/2052	2,203,436
9,665,000	3.00%, due 8/15/2052	8,490,098
13,344,175	U.S. Treasury Inflation-Indexed Bonds, 0.13%, due 2/15/2052	9,096,323 (c)(d)
U.S. Treasury Inflation-Indexed Notes
90,165,744	1.63%, due 10/15/2027	91,615,088 (d)
19,332,920	0.63%, due 7/15/2032	18,353,058 (d)
42,924,898	1.13%, due 1/15/2033	42,507,386 (d)
Total U.S. Treasury Obligations (Cost $231,954,126)		228,509,683
U.S. Government Agency Securities 0.1%
2,030,000	Federal National Mortgage Association, 5.63%, due 7/15/2037 (Cost $2,656,484)	2,395,301

Mortgage-Backed Securities 53.7%
Collateralized Mortgage Obligations 9.3%
Federal Home Loan Mortgage Corp. REMICS
4,580,394	Series 4117, Class IO, 4.00%, due 10/15/2042	778,803 (e)
6,266,778	Series 4150, Class SP, (6.15% - 1 mo. USD LIBOR), 1.20%, due 1/15/2043	775,296 (e)(f)
3,036,434	Series 4456, Class SA, (6.15% - 1 mo. USD LIBOR), 1.20%, due 3/15/2045	367,707 (e)(f)
2,758,640	Series 4627, Class SA, (6.00% - 1 mo. USD LIBOR), 1.05%, due 10/15/2046	372,478 (e)(f)
5,246,116	Series 4994, Class LI, 4.00%, due 12/25/2048	965,610 (e)
4,091,739	Series 4953, Class BI, 4.50%, due 2/25/2050	816,191 (e)
Federal Home Loan Mortgage Corp. STACR REMIC Trust
3,380,200	Series 2021-DNA7, Class M2, (30 day USD SOFR Average + 1.80%), 6.62%, due 11/25/2041	3,236,684 (f)(g)
8,054,000	Series 2022-DNA2, Class M2, (30 day USD SOFR Average + 3.75%), 8.57%, due 2/25/2042	7,892,920 (f)(g)
10,100,000	Series 2022-HQA1, Class M2, (30 day USD SOFR Average + 5.25%), 10.07%, due 3/25/2042	10,200,905 (f)(g)
5,496,000	Series 2022-DNA3, Class M1B, (30 day USD SOFR Average + 2.90%), 7.72%, due 4/25/2042	5,482,260 (f)(g)
5,000,000	Series 2022-DNA5, Class M1B, (30 day USD SOFR Average + 4.50%), 9.32%, due 6/25/2042	5,298,580 (f)(g)
9,447,000	Series 2022-DNA6, Class M1B, (30 day USD SOFR Average + 3.70%), 8.52%, due 9/25/2042	9,747,899 (f)(g)
Federal Home Loan Mortgage Corp. STACR Trust
3,271,472	Series 2018-DNA1, Class M2, (1 mo. USD LIBOR + 1.80%), 6.82%, due 7/25/2030	3,251,061 (f)
10,615,582	Series 2018-HQA1, Class M2, (1 mo. USD LIBOR + 2.30%), 7.32%, due 9/25/2030	10,692,614 (f)
5,000,000	Series 2019-HQA1, Class B1, (1 mo. USD LIBOR + 4.40%), 9.42%, due 2/25/2049	5,275,000 (f)(g)
13,232,000	Series 2019-DNA2, Class B1, (1 mo. USD LIBOR + 4.35%), 9.37%, due 3/25/2049	13,825,761 (f)(g)
14,840,000	Series 2019-HQA2, Class B1, (1 mo. USD LIBOR + 4.10%), 9.12%, due 4/25/2049	15,349,200 (f)(g)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)		Value

Collateralized Mortgage Obligations – cont'd
Federal National Mortgage Association Connecticut Avenue Securities
$4,767,725	Series 2017-C06, Class 2M2, (1 mo. USD LIBOR + 2.80%), 7.82%, due 2/25/2030	$4,839,128 (f)
1,227,263	Series 2017-C07, Class 1M2, (1 mo. USD LIBOR + 2.40%), 7.42%, due 5/25/2030	1,243,468 (f)
5,757,102	Series 2018-C01, Class 1M2, (1 mo. USD LIBOR + 2.25%), 7.27%, due 7/25/2030	5,771,465 (f)
2,250,936	Series 2018-C02, Class 2M2, (1 mo. USD LIBOR + 2.20%), 7.22%, due 8/25/2030	2,256,553 (f)
388,895	Series 2018-C04, Class 2M2, (1 mo. USD LIBOR + 2.55%), 7.57%, due 12/25/2030	391,808 (f)
2,290,685	Series 2018-C05, Class 1M2, (1 mo. USD LIBOR + 2.35%), 7.37%, due 1/25/2031	2,320,228 (f)
6,888,495	Series 2019-R04, Class 2B1, (1 mo. USD LIBOR + 5.25%), 10.27%, due 6/25/2039	7,128,067 (f)(g)
4,681,452	Series 2019-R05, Class 1B1, (1 mo. USD LIBOR + 4.10%), 9.12%, due 7/25/2039	4,728,107 (f)(g)
5,000,000	Series 2020-R02, Class 2B1, (1 mo. USD LIBOR + 3.00%), 8.02%, due 1/25/2040	4,759,400 (f)(g)
8,504,000	Series 2022-R01, Class 1M2, (30 day USD SOFR Average + 1.90%), 6.72%, due 12/25/2041	8,235,862 (f)(g)
4,726,000	Series 2022-R04, Class 1M2, (30 day USD SOFR Average + 3.10%), 7.92%, due 3/25/2042	4,773,260 (f)(g)
11,745,000	Series 2022-R03, Class 1M2, (30 day USD SOFR Average + 3.50%), 8.32%, due 3/25/2042	11,957,937 (f)(g)
4,134,699	Series 2022-R07, Class 1M1, (30 day USD SOFR Average + 2.95%), 7.77%, due 6/25/2042	4,204,349 (f)(g)
2,000,000	Series 2022-R08, Class 1B1, (30 day USD SOFR Average + 5.60%), 10.42%, due 7/25/2042	2,059,855 (f)(g)
6,108,000	Series 2023-R01, Class 1M2, (30 day USD SOFR Average + 3.75%), 8.57%, due 12/25/2042	6,212,997 (f)(g)
3,858,000	Series 2023-R02, Class 1M2, (30 day USD SOFR Average + 3.35%), 8.17%, due 1/25/2043	3,861,471 (f)(g)
Federal National Mortgage Association Interest Strip
6,496,456	Series 413, Class C26, 4.00%, due 10/25/2041	1,146,283 (e)
8,391,950	Series 418, Class C24, 4.00%, due 8/25/2043	1,549,463 (e)
Federal National Mortgage Association REMICS
492,586	Series 2012-96, Class PS, (6.70% - 1 mo. USD LIBOR), 1.68%, due 7/25/2041	2,950 (e)(f)
6,215,208	Series 2019-49, Class DS, (6.15% - 1 mo. USD LIBOR), 1.13%, due 6/25/2043	786,714 (e)(f)
7,434,003	Series 2018-18, Class ST, (6.10% - 1 mo. USD LIBOR), 1.08%, due 12/25/2044	865,151 (e)(f)
4,032,952	Series 2016-8, Class SB, (6.10% - 1 mo. USD LIBOR), 1.08%, due 3/25/2046	423,905 (e)(f)
3,432,857	Series 2016-31, Class HS, (6.00% - 1 mo. USD LIBOR), 0.98%, due 6/25/2046	430,092 (e)(f)
3,950,748	Series 2016-67, Class KS, (6.00% - 1 mo. USD LIBOR), 0.98%, due 9/25/2046	493,210 (e)(f)
6,820,441	Series 2016-62, Class SA, (6.00% - 1 mo. USD LIBOR), 0.98%, due 9/25/2046	862,893 (e)(f)
8,091,472	Series 2019-33, Class SN, (6.10% - 1 mo. USD LIBOR), 1.08%, due 7/25/2049	882,949 (e)(f)
14,745,159	Series 2021-76, Class AI, 3.50%, due 11/25/2051	2,478,068 (e)
Government National Mortgage Association REMICS
1,758,164	Series 2013-186, Class SA, (6.10% - 1 mo. USD LIBOR), 1.15%, due 12/16/2043	199,320 (e)(f)
10,326,914	Series 2015-144, Class HS, (6.20% - 1 mo. USD LIBOR), 1.25%, due 10/20/2045	1,236,080 (e)(f)
5,027,364	Series 2015-187, Class AI, 4.50%, due 12/20/2045	923,493 (e)
6,809,259	Series 2017-112, Class KS, (6.20% - 1 mo. USD LIBOR), 1.25%, due 7/20/2047	838,501 (e)(f)
9,334,670	Series 2020-151, Class MI, 2.50%, due 10/20/2050	1,241,047 (e)
15,700,292	Series 2021-30, Class DI, 2.50%, due 2/20/2051	2,167,873 (e)
10,907,976	Series 2021-196, Class IO, 2.50%, due 11/20/2051	1,520,290 (e)
210,981	JP Morgan Alternative Loan Trust, Series 2006-A5, Class 1A1, (1 mo. USD LIBOR + 0.32%), 5.34%, due 10/25/2036	185,018 (f)
8,337,051	Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.96%, due 10/25/2061	6,942,118 (g)(h)
11,695,962	SG Residential Mortgage Trust, Series 2021-2, Class A1, 1.74%, due 12/25/2061	9,541,357 (g)(h)
23,482,421	Starwood Mortgage Residential Trust, Series 2021-5, Class A1, 1.92%, due 9/25/2066	19,296,122 (g)(h)
6,571,046	Towd Point Mortgage Trust, Series 2022-4, Class A1, 3.75%, due 9/25/2062	6,180,362 (g)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)		Value

Collateralized Mortgage Obligations – cont'd
Verus Securitization Trust
$22,762,466	Series 2021-6, Class A1, 1.63%, due 10/25/2066	$19,008,116 (g)(h)
5,853,789	Series 2021-6, Class A3, 1.89%, due 10/25/2066	4,865,239 (g)(h)
3,241,455	Series 2022-4, Class A3, 4.74%, due 4/25/2067	3,072,798 (g)(h)
256,212,336
Commercial Mortgage-Backed 4.4%
BANK
1,828,000	Series 2019-BN17, Class C, 4.66%, due 4/15/2052	1,575,414 (h)
1,376,000	Series 2021-BN38, Class C, 3.32%, due 12/15/2064	947,767 (h)
1,606,000	Barclays Commercial Mortgage Trust, Series 2019-C5, Class C, 3.71%, due 11/15/2052	1,294,920
BBCMS Mortgage Trust
93,766,716	Series 2021-C11, Class XA, 1.50%, due 9/15/2054	7,242,007 (e)(h)
33,027,834	Series 2022-C17, Class XA, 1.33%, due 9/15/2055	2,689,318 (e)(h)
Benchmark Mortgage Trust
3,085,000	Series 2020-B16, Class C, 3.53%, due 2/15/2053	2,354,929 (h)
3,864,000	Series 2020-B17, Class C, 3.37%, due 3/15/2053	2,889,816 (h)
47,325,921	Series 2021-B30, Class XA, 0.92%, due 11/15/2054	2,476,689 (e)(h)
600,000	Series 2021-B31, Class E, 2.25%, due 12/15/2054	245,660 (g)
8,573,000	BPR Trust, Series 2022-OANA, Class D, (1 mo. USD Term SOFR + 3.70%), 8.58%, due 4/15/2037	8,153,895 (f)(g)
9,875,000	BX Commercial Mortgage Trust, Series 2021-VOLT, Class D, (1 mo. USD LIBOR + 1.65%), 6.60%, due 9/15/2036	9,343,459 (f)(g)
9,351,000	BX Trust, Series 2019-OC11, Class D, 4.08%, due 12/9/2041	7,918,173 (g)(h)
CAMB Commercial Mortgage Trust
1,620,000	Series 2019-LIFE, Class E, (1 mo. USD LIBOR + 2.15%), 7.10%, due 12/15/2037	1,563,083 (f)(g)
3,730,000	Series 2019-LIFE, Class F, (1 mo. USD LIBOR + 2.55%), 7.50%, due 12/15/2037	3,565,052 (f)(g)
Citigroup Commercial Mortgage Trust
45,323,847	Series 2014-GC25, Class XA, 1.09%, due 10/10/2047	434,416 (e)(h)
24,296,278	Series 2015-GC27, Class XA, 1.45%, due 2/10/2048	403,430 (e)(h)
1,843,000	Series 2017-P8, Class C, 4.40%, due 9/15/2050	1,576,035 (h)
COMM Mortgage Trust
13,880	Series 2012-CR3, Class XA, 1.38%, due 10/15/2045	1 (e)(h)
6,200,000	Series 2012-CR4, Class AM, 3.25%, due 10/15/2045	5,676,330
28,741,598	Series 2014-CR16, Class XA, 1.10%, due 4/10/2047	178,100 (e)(h)
26,105,350	Series 2014-CR17, Class XA, 1.11%, due 5/10/2047	156,523 (e)(h)
38,080,584	Series 2014-UBS3, Class XA, 1.21%, due 6/10/2047	253,617 (e)(h)
39,539,611	Series 2014-UBS6, Class XA, 0.98%, due 12/10/2047	380,513 (e)(h)
CSAIL Commercial Mortgage Trust
3,409,000	Series 2018-C14, Class C, 5.06%, due 11/15/2051	2,865,066 (h)
30,781,195	Series 2015-C2, Class XA, 0.85%, due 6/15/2057	323,452 (e)(h)
Federal Home Loan Mortgage Corp. Multiclass Certificates
61,820,000	Series 2020-RR03, Class X1, 1.71%, due 7/27/2028	4,537,477 (e)
27,400,000	Series 2020-RR02, Class DX, 1.82%, due 9/27/2028	2,202,286 (e)(h)
65,436,000	Series 2020-RR04, Class X, 2.13%, due 2/27/2029	6,250,349 (e)(h)
18,835,000	Series 2020-RR02, Class CX, 1.27%, due 3/27/2029	1,150,496 (e)(h)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
70,984,000	Series K083, Class XAM, 0.19%, due 10/25/2028	343,910 (e)(h)
77,922,000	Series K085, Class XAM, 0.20%, due 10/25/2028	401,571 (e)(h)
2,597,000	FIVE Mortgage Trust, Series 2023-V1, Class C, 6.62%, due 2/10/2056	2,518,317 (h)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)		Value

Commercial Mortgage-Backed – cont'd
GS Mortgage Securities Trust
$34,806	Series 2011-GC5, Class XA, 0.09%, due 8/10/2044	$— (e)(g)(h)
47,473,516	Series 2014-GC18, Class XA, 1.19%, due 1/10/2047	176,459 (e)(h)
41,539,571	Series 2015-GC30, Class XA, 0.86%, due 5/10/2050	488,289 (e)(h)
3,284,000	Series 2019-GC42, Class C, 3.82%, due 9/10/2052	2,588,812 (h)
1,534,500	Hilton USA Trust, Series 2016-HHV, Class C, 4.33%, due 11/5/2038	1,424,264 (g)(h)
2,691,058	Hudson Yards Mortgage Trust, Series 2016-10HY, Class C, 3.08%, due 8/10/2038	2,333,320 (g)(h)
6,840,000	INTOWN Mortgage Trust, Series 2022-STAY, Class A, (1 mo. USD Term SOFR + 2.49%), 7.38%, due 8/15/2039	6,837,856 (f)(g)
6,838,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class D, 3.56%, due 1/5/2039	4,997,870 (g)(h)
1,693,000	Manhattan West Mortgage Trust, Series 2020-1MW, Class C, 2.41%, due 9/10/2039	1,388,490 (g)(h)
2,614,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33, Class C, 4.56%, due 5/15/2050	2,276,819 (h)
Morgan Stanley Capital I Trust
2,675,089	Series 2017-H1, Class C, 4.28%, due 6/15/2050	2,358,561 (h)
2,136,000	Series 2018-H4, Class C, 5.24%, due 12/15/2051	1,841,798 (h)
3,422,000	NYO Commercial Mortgage Trust, Series 2021-1290, Class D, (1 mo. USD LIBOR + 2.55%), 7.49%, due 11/15/2038	2,846,692 (f)(g)
Taubman Centers Commercial Mortgage Trust
5,764,000	Series 2022-DPM, Class B, (1 mo. USD Term SOFR + 2.93%), 7.82%, due 5/15/2037	5,514,884 (f)(g)
3,832,000	Series 2022-DPM, Class C, (1 mo. USD Term SOFR + 3.78%), 8.67%, due 5/15/2037	3,649,710 (f)(g)
1,410,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class C, 4.84%, due 12/15/2048	1,285,264 (h)
WF-RBS Commercial Mortgage Trust
102,868,000	Series 2013-C14, Class XB, 0.24%, due 6/15/2046	669 (e)(h)
27,360,042	Series 2014-C21, Class XA, 1.15%, due 8/15/2047	288,495 (e)(h)
49,389,451	Series 2014-C25, Class XA, 0.93%, due 11/15/2047	453,395 (e)(h)
13,944,410	Series 2014-C22, Class XA, 0.93%, due 9/15/2057	100,500 (e)(h)
122,764,218
Federal Home Loan Mortgage Corp. 7.0%
Pass-Through Certificates
25,755,018	2.50%, due 5/1/2051 - 4/1/2052	22,312,534 (i)
20,584,120	3.00%, due 7/1/2051 - 5/1/2052	18,524,922
21,043,782	3.50%, due 4/1/2052 - 7/1/2052	19,558,901 (i)
55,053,778	4.00%, due 4/1/2052 - 1/1/2053	52,649,907 (i)
43,159,835	4.50%, due 7/1/2052 - 10/1/2052	42,204,902
19,754,556	5.00%, due 11/1/2052 - 5/1/2053	19,657,899 (i)
18,771,154	5.50%, due 11/1/2052 - 4/1/2053	18,926,838
193,835,903
Federal National Mortgage Association 10.9%
Pass-Through Certificates
65,771,070	2.50%, due 8/1/2051 - 5/1/2052	57,054,317
39,722,333	3.00%, due 6/1/2050 - 6/1/2052	35,776,544
57,701,386	3.50%, due 5/1/2051 - 7/1/2052	53,661,612 (i)
29,823,236	4.00%, due 5/1/2052 - 2/1/2053	28,517,018 (i)
27,152,769	4.50%, due 6/1/2052 - 11/1/2052	26,545,967
42,726,375	5.00%, due 8/1/2052 - 3/1/2053	42,514,760 (i)
43,856,040	5.50%, due 12/1/2052 - 5/1/2053	44,229,566
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)		Value

Federal National Mortgage Association – cont'd
$13,219,991	6.00%, due 1/1/2053 - 2/1/2053	$13,483,318 (i)
301,783,102
Government National Mortgage Association 3.7%
Pass-Through Certificates
320	7.00%, due 8/15/2032	341
27,080,000	4.50%, TBA, 30 Year Maturity	26,568,019 (i)(j)
51,695,000	5.00%, TBA, 30 Year Maturity	51,462,776 (i)(j)
22,970,000	5.50%, TBA, 30 Year Maturity	23,124,330 (i)(j)
101,155,466
Uniform Mortgage-Backed Securities 18.4%
Pass-Through Certificates
66,620,000	3.50%, TBA, 30 Year Maturity	61,899,348 (j)
187,190,000	4.00%, TBA, 30 Year Maturity	178,927,316 (j)
145,020,000	4.50%, TBA, 30 Year Maturity	141,762,715 (j)
85,615,000	5.00%, TBA, 30 Year Maturity	85,123,382 (j)
34,535,000	5.50%, TBA, 30 Year Maturity	34,818,295 (j)
5,575,000	6.00%, TBA, 30 Year Maturity	5,679,531 (j)
508,210,587
Total Mortgage-Backed Securities (Cost $1,556,484,213)		1,483,961,612
Asset-Backed Securities 7.8%
1,650,000	37 Capital CLO 1 Ltd., Series 2021-1A, Class E, (3 mo. USD LIBOR + 7.20%), 12.46%, due 10/15/2034	1,537,295 (f)(g)
743,028	AASET Trust, Series 2020-1A, Class A, 3.35%, due 1/16/2040	624,354 (g)
1,500,000	AIG CLO LLC, Series 2020-1A, Class DR, (3 mo. USD LIBOR + 3.00%), 8.26%, due 4/15/2034	1,423,700 (f)(g)
1,100,000	AIMCO CLO, Series 2018-AA, Class E, (3 mo. USD LIBOR + 5.15%), 10.41%, due 4/17/2031	980,646 (f)(g)
550,000	Alinea CLO Ltd., Series 2018-1A, Class E, (3 mo. USD LIBOR + 6.00%), 11.25%, due 7/20/2031	449,844 (f)(g)
9,980,000	AM Capital Funding LLC, Series 2018-1, Class A, 4.98%, due 12/15/2023	9,910,201 (g)
1,884,826	Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class A2, 5.30%, due 6/21/2028	1,873,918 (g)
Apidos CLO XXVIII
500,000	Series 2017-28A, Class C, (3 mo. USD LIBOR + 2.50%), 7.75%, due 1/20/2031	465,364 (f)(g)
500,000	Series 2017-28A, Class D, (3 mo. USD LIBOR + 5.50%), 10.75%, due 1/20/2031	435,066 (f)(g)
Ares LIII CLO Ltd.
3,250,000	Series 2019-53A, Class D, (3 mo. USD LIBOR + 3.75%), 9.02%, due 4/24/2031	3,067,525 (f)(g)
1,700,000	Series 2019-53A, Class E, (3 mo. USD LIBOR + 6.85%), 12.12%, due 4/24/2031	1,579,341 (f)(g)
2,000,000	Ares XLV CLO Ltd., Series 2017-45A, Class E, (3 mo. USD LIBOR + 6.10%), 11.36%, due 10/15/2030	1,750,876 (f)(g)
1,000,000	Ares XXVII CLO Ltd., Series 2013-2A, Class ER2, (3 mo. USD LIBOR + 6.75%), 12.02%, due 10/28/2034	912,744 (f)(g)
Assurant CLO Ltd.
250,000	Series 2018-2A, Class D, (3 mo. USD LIBOR + 2.85%), 8.10%, due 4/20/2031	227,133 (f)(g)
1,500,000	Series 2018-2A, Class E, (3 mo. USD LIBOR + 5.60%), 10.85%, due 4/20/2031	1,255,039 (f)(g)
Avis Budget Rental Car Funding AESOP LLC
847,000	Series 2022-3A, Class B, 5.31%, due 2/20/2027	836,470 (g)
4,988,000	Series 2021-2A, Class B, 1.90%, due 2/20/2028	4,375,903 (g)
1,300,000	Ballyrock CLO 19 Ltd., Series 2022-19A, Class C, (3 mo. USD Term SOFR + 3.50%), 8.55%, due 4/20/2035	1,223,967 (f)(g)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)		Value
Asset-Backed Securities – cont'd
$1,000,000	Battalion CLO XXI Ltd., Series 2021-21A, Class D, (3 mo. USD LIBOR + 3.30%), 8.56%, due 7/15/2034	$878,009 (f)(g)
4,250,000	Beacon Container Finance II LLC, Series 2021-1A, Class A, 2.25%, due 10/22/2046	3,730,564 (g)
3,000,000	Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class D, (3 mo. USD LIBOR + 6.41%), 11.67%, due 10/15/2030	2,543,929 (f)(g)
1,000,000	Benefit Street Partners CLO XXII Ltd., Series 2020-22A, Class DR, (3 mo. USD Term SOFR + 3.35%), 8.40%, due 4/20/2035	892,028 (f)(g)
700,000	BlueMountain CLO XXV Ltd., Series 2019-25A, Class D1R, (3 mo. USD LIBOR + 3.30%), 8.56%, due 7/15/2036	629,918 (f)(g)
2,000,000	BlueMountain CLO XXXIII Ltd., Series 2021-33A, Class E, (3 mo. USD LIBOR + 6.83%), 11.75%, due 11/20/2034	1,829,475 (f)(g)
252,000	BMW Vehicle Lease Trust, Series 2023-1, Class A2, 5.27%, due 2/25/2025	251,533
Canyon Capital CLO Ltd.
650,000	Series 2014-1A, Class DR, (3 mo. USD LIBOR + 5.50%), 10.80%, due 1/30/2031	500,507 (f)(g)
1,000,000	Series 2021-1A, Class E, (3 mo. USD LIBOR + 6.41%), 11.67%, due 4/15/2034	882,071 (f)(g)
Capital One Prime Auto Receivables Trust
422,578	Series 2022-1, Class A2, 2.71%, due 6/16/2025	417,241
882,000	Series 2023-1, Class A2, 5.20%, due 5/15/2026	880,092
Carbone CLO Ltd.
1,000,000	Series 2017-1A, Class C, (3 mo. USD LIBOR + 2.60%), 7.85%, due 1/20/2031	930,494 (f)(g)
1,000,000	Series 2017-1A, Class D, (3 mo. USD LIBOR + 5.90%), 11.15%, due 1/20/2031	883,192 (f)(g)
1,120,000	Carlyle U.S. CLO Ltd., Series 2017-5A, Class D, (3 mo. USD LIBOR + 5.30%), 10.55%, due 1/20/2030	916,930 (f)(g)
2,000,000	CIFC Funding Ltd., Series 2021-3A, Class D, (3 mo. USD Term SOFR + 3.26%), 8.25%, due 7/15/2036	1,892,883 (f)(g)
382,592	Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1, Class A2B, (1 mo. USD LIBOR + 0.32%), 5.34%, due 9/25/2036	332,953 (f)
Crown City CLO III
3,000,000	Series 2021-1A, Class C, (3 mo. USD LIBOR + 3.30%), 8.55%, due 7/20/2034	2,685,057 (f)(g)
3,000,000	Series 2021-1A, Class D, (3 mo. USD LIBOR + 6.75%), 12.00%, due 7/20/2034	2,550,000 (f)(g)
7,535,000	CyrusOne Data Centers Issuer I LLC, Series 2023-1A, Class A2, 4.30%, due 4/20/2048	6,863,497 (g)
103,000	Dell Equipment Finance Trust, Series 2023-1, Class A2, 5.65%, due 9/22/2028	103,099 (g)
101,000	DLLAD LLC, Series 2023-1A, Class A2, 5.19%, due 4/20/2026	100,564 (g)
32,722	DLLMT LLC, Series 2021-1A, Class A2, 0.60%, due 3/20/2024	32,595 (g)
92,814	DLLST LLC, Series 2022-1A, Class A2, 2.79%, due 1/22/2024	92,315 (g)
3,650,000	Dryden 36 Senior Loan Fund, Series 2014-36A, Class ER2, (3 mo. USD Term SOFR + 7.14%), 12.13%, due 4/15/2029	3,230,336 (f)(g)
250,000	Dryden 45 Senior Loan Fund, Series 2016-45A, Class ER, (3 mo. USD LIBOR + 5.85%), 11.11%, due 10/15/2030	209,208 (f)(g)
850,000	Dryden 49 Senior Loan Fund, Series 2017-49A, Class E, (3 mo. USD LIBOR + 6.30%), 11.56%, due 7/18/2030	691,282 (f)(g)
Dryden 53 CLO Ltd.
300,000	Series 2017-53A, Class D, (3 mo. USD LIBOR + 2.40%), 7.66%, due 1/15/2031	276,460 (f)(g)
750,000	Series 2017-53A, Class E, (3 mo. USD LIBOR + 5.30%), 10.56%, due 1/15/2031	643,467 (f)(g)
2,350,000	Dryden 54 Senior Loan Fund, Series 2017-54A, Class E, (3 mo. USD LIBOR + 6.20%), 11.47%, due 10/19/2029	1,902,850 (f)(g)
Eaton Vance CLO Ltd.
850,000	Series 2015-1A, Class DR, (3 mo. USD LIBOR + 2.50%), 7.75%, due 1/20/2030	771,242 (f)(g)
900,000	Series 2015-1A, Class ER, (3 mo. USD LIBOR + 5.60%), 10.85%, due 1/20/2030	719,915 (f)(g)
750,000	Series 2018-1A, Class E, (3 mo. USD LIBOR + 6.00%), 11.26%, due 10/15/2030	642,402 (f)(g)
Flatiron CLO Ltd.
700,000	Series 2017-1A, Class ER, (3 mo. USD LIBOR + 5.90%), 10.76%, due 5/15/2030	655,552 (f)(g)
2,150,000	Series 2018-1A, Class E, (3 mo. USD Term SOFR + 5.41%), 10.40%, due 4/17/2031	1,970,348 (f)(g)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Asset-Backed Securities – cont'd
	$330,000	Ford Credit Auto Lease Trust, Series 2023-A, Class A2A, 5.19%, due 6/15/2025	$329,366
	2,500,000	Fort Washington CLO Ltd., Series 2019-1A, Class ER, (3 mo. USD LIBOR + 6.75%), 12.00%, due 10/20/2032	2,114,821 (f)(g)
	250,353	Foundation Finance Trust, Series 2019-1A, Class A, 3.86%, due 11/15/2034	245,954 (g)
	2,225,000	Galaxy XV CLO Ltd., Series 2013-15A, Class ER, (3 mo. USD LIBOR + 6.65%), 11.91%, due 10/15/2030	1,849,623 (f)(g)
	1,600,000	Galaxy XVIII CLO Ltd., Series 2018-28A, Class E, (3 mo. USD LIBOR + 6.00%), 11.26%, due 7/15/2031	1,378,142 (f)(g)
	1,000,000	Galaxy XXV CLO Ltd., Series 2018-25A, Class E, (3 mo. USD LIBOR + 5.95%), 11.21%, due 10/25/2031	876,739 (f)(g)
	250,000	Galaxy XXVII CLO Ltd., Series 2018-27A, Class E, (3 mo. USD LIBOR + 5.78%), 10.65%, due 5/16/2031	218,860 (f)(g)
EUR	234,276	Gedesco Trade Receivables DAC, Series 2020-1, Class A, (1 mo. EUR EURIBOR + 1.15%), 4.15%, due 1/24/2026	258,027 (f)(k)
	$1,550,000	Generate CLO 2 Ltd., Series 2A, Class DR, (3 mo. USD LIBOR + 2.60%), 7.87%, due 1/22/2031	1,448,207 (f)(g)
	1,600,000	Gilbert Park CLO Ltd., Series 2017-1A, Class E, (3 mo. USD LIBOR + 6.40%), 11.66%, due 10/15/2030	1,314,360 (f)(g)
	203,000	GM Financial Automobile Leasing Trust, Series 2023-1, Class A2A, 5.27%, due 6/20/2025	202,780
		GM Financial Consumer Automobile Receivables Trust
	30,606	Series 2021-4, Class A2, 0.28%, due 11/18/2024	30,473
	170,425	Series 2022-1, Class A2, 0.76%, due 2/18/2025	169,083
	95,515	Series 2022-2, Class A2, 2.52%, due 5/16/2025	94,394
	310,000	Series 2023-1, Class A2A, 5.19%, due 3/16/2026	309,634
	143,257	GreatAmerica Leasing Receivables Funding LLC, Series 2021-2, Class A2, 0.38%, due 3/15/2024	141,831 (g)
	2,500,000	Gulf Stream Meridian 5 Ltd., Series 2021-5A, Class D, (3 mo. USD LIBOR + 6.33%), 11.59%, due 7/15/2034	2,216,653 (f)(g)
	1,000,000	Gulf Stream Meridian 6 Ltd., Series 2021-6A, Class D, (3 mo. USD LIBOR + 6.36%), 11.62%, due 1/15/2037	886,265 (f)(g)
	1,000,000	HalseyPoint CLO 4 Ltd., Series 2021-4A, Class E, (3 mo. USD LIBOR + 6.71%), 11.96%, due 4/20/2034	914,605 (f)(g)
	2,078,216	Hilton Grand Vacations Trust, Series 2022-1D, Class D, 6.79%, due 6/20/2034	1,999,351 (g)
	123,476	Honda Auto Receivables Owner Trust, Series 2021-4, Class A2, 0.39%, due 5/21/2024	122,763
	215,000	Hyundai Auto Lease Securitization Trust, Series 2023-A, Class A2A, 5.20%, due 4/15/2025	214,625 (g)
		Hyundai Auto Receivables Trust
	225,255	Series 2022-A, Class A2A, 1.81%, due 2/18/2025	222,602
	534,000	Series 2022-C, Class A2A, 5.35%, due 11/17/2025	533,365
	1,250,000	Jay Park CLO Ltd., Series 2016-1A, Class DR, (3 mo. USD LIBOR + 5.20%), 10.45%, due 10/20/2027	1,161,679 (f)(g)
	352,000	John Deere Owner Trust, Series 2022-C, Class A2, 4.98%, due 8/15/2025	351,102
	4,000,000	KKR CLO 25 Ltd., Series 25, Class DR, (3 mo. USD LIBOR + 3.40%), 8.66%, due 7/15/2034	3,725,046 (f)(g)
	254,344	Kubota Credit Owner Trust, Series 2022-1A, Class A2, 2.34%, due 4/15/2025	250,399 (g)
		Magnetite XX Ltd.
	250,000	Series 2018-20A, Class D, (3 mo. USD LIBOR + 2.50%), 7.75%, due 4/20/2031	237,908 (f)(g)
	250,000	Series 2018-20A, Class E, (3 mo. USD LIBOR + 5.35%), 10.60%, due 4/20/2031	225,371 (f)(g)
	2,000,000	Magnetite XXII Ltd., Series 2019-22A, Class DR, (3 mo. USD LIBOR + 3.10%), 8.36%, due 4/15/2031	1,900,672 (f)(g)
	500,000	Marble Point CLO XI Ltd., Series 2017-2A, Class D, (3 mo. USD LIBOR + 2.80%), 8.06%, due 12/18/2030	415,358 (f)(g)
	470,000	Mercedes-Benz Auto Receivables Trust, Series 2023-1, Class A2, 5.09%, due 1/15/2026	468,880
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)		Value
Asset-Backed Securities – cont'd
$4,958,000	MetroNet Infrastructure Issuer LLC, Series 2022-1A, Class A2, 6.35%, due 10/20/2052	$4,888,963 (g)
243,849	MMAF Equipment Finance LLC, Series 2022-A, Class A2, 2.77%, due 2/13/2025	240,300 (g)
Morgan Stanley Eaton Vance CLO Ltd.
2,000,000	Series 2021-1A, Class E, (3 mo. USD LIBOR + 6.75%), 12.02%, due 10/20/2034	1,796,943 (f)(g)
1,000,000	Series 2022-16A, Class D1, (3 mo. USD Term SOFR + 3.25%), 8.24%, due 4/15/2035	905,144 (f)(g)
MVW LLC
2,821,410	Series 2021-2A, Class B, 1.83%, due 5/20/2039	2,529,918 (g)
4,158,659	Series 2022-1A, Class B, 4.40%, due 11/21/2039	3,975,948 (g)
Navient Private Education Refi Loan Trust
5,202,306	Series 2021-EA, Class A, 0.97%, due 12/16/2069	4,507,486 (g)
14,804,953	Series 2021-FA, Class A, 1.11%, due 2/18/2070	12,755,739 (g)
6,704,364	Series 2021-GA, Class A, 1.58%, due 4/15/2070	5,852,798 (g)
665,000	Nissan Auto Lease Trust, Series 2023-A, Class A2A, 5.10%, due 3/17/2025	663,480
610,000	Nissan Auto Receivables Owner Trust, Series 2023-A, Class A2A, 5.34%, due 2/17/2026	610,232
OCP CLO Ltd.
2,000,000	Series 2017-13A, Class DR, (3 mo. USD LIBOR + 6.50%), 11.76%, due 7/15/2030	1,810,243 (f)(g)
3,800,000	Series 2017-14A, Class C, (3 mo. USD LIBOR + 2.60%), 7.52%, due 11/20/2030	3,531,774 (f)(g)
1,800,000	Series 2017-14A, Class D, (3 mo. USD LIBOR + 5.80%), 10.72%, due 11/20/2030	1,606,757 (f)(g)
1,250,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class DR, (3 mo. USD LIBOR + 2.90%), 8.15%, due 7/2/2035	1,180,654 (f)(g)
2,500,000	OHA Credit Funding 6 Ltd., Series 2020-6A, Class DR, (3 mo. USD LIBOR + 3.15%), 8.40%, due 7/20/2034	2,416,691 (f)(g)
750,000	OHA Credit Partners XV Ltd., Series 2017-15A, Class D, (3 mo. USD LIBOR + 2.45%), 7.70%, due 1/20/2030	711,829 (f)(g)
7,274,000	OneMain Financial Issuance Trust, Series 2022-2A, Class A, 4.89%, due 10/14/2034	7,195,473 (g)
Palmer Square CLO Ltd.
700,000	Series 2014-1A, Class DR2, (3 mo. USD LIBOR + 5.70%), 10.96%, due 1/17/2031	629,222 (f)(g)
1,600,000	Series 2018-1A, Class D, (3 mo. USD LIBOR + 5.15%), 10.41%, due 4/18/2031	1,433,006 (f)(g)
3,500,000	Series 2015-1A, Class DR4, (3 mo. USD LIBOR + 6.50%), 11.42%, due 5/21/2034	3,168,352 (f)(g)
2,000,000	Parallel Ltd., Series 2020-1A, Class DR, (3 mo. USD LIBOR + 6.50%), 11.75%, due 7/20/2034	1,799,155 (f)(g)
300,000	PPM CLO 3 Ltd., Series 2019-3A, Class DR, (3 mo. USD LIBOR + 3.10%), 8.36%, due 4/17/2034	272,357 (f)(g)
4,855,000	Prestige Auto Receivables Trust, Series 2021-1A, Class D, 2.08%, due 2/15/2028	4,422,993 (g)
1,000,000	Riserva CLO Ltd., Series 2016-3A, Class ERR, (3 mo. USD LIBOR + 6.50%), 11.76%, due 1/18/2034	900,174 (f)(g)
Sandstone Peak Ltd.
1,500,000	Series 2021-1A, Class D, (3 mo. USD LIBOR + 3.55%), 8.81%, due 10/15/2034	1,397,021 (f)(g)
1,000,000	Series 2021-1A, Class E, (3 mo. USD LIBOR + 6.80%), 12.06%, due 10/15/2034	918,569 (f)(g)
77,800	Santander Retail Auto Lease Trust, Series 2022-B, Class A2, 2.84%, due 5/20/2025	76,679 (g)
94,629	Securitized Asset-Backed Receivables LLC Trust, Series 2004-DO1, Class M1, (1 mo. USD LIBOR + 0.98%), 6.00%, due 7/25/2034	96,720 (f)
Sierra Timeshare Receivables Funding LLC
1,047,053	Series 2019-3A, Class D, 4.18%, due 8/20/2036	994,928 (g)
535,579	Series 2021-2A, Class C, 1.95%, due 9/20/2038	484,873 (g)
2,622,177	Series 2021-2A, Class D, 3.23%, due 9/20/2038	2,370,894 (g)
2,971,572	Series 2022-1A, Class D, 6.00%, due 10/20/2038	2,839,027 (g)
1,794,453	Series 2023-1A, Class C, 7.00%, due 1/20/2040	1,802,789 (g)
3,250,000	Signal Peak CLO 7 Ltd., Series 2019-1A, Class D, (3 mo. USD LIBOR + 3.85%), 9.15%, due 4/30/2032	2,961,281 (f)(g)
1,597,000	SoFi Professional Loan Program LLC, Series 2020-A, Class BFX, 3.12%, due 5/15/2046	1,337,735 (g)
11,345,387	Taco Bell Funding LLC, Series 2021-1A, Class A2I, 1.95%, due 8/25/2051	9,949,508 (g)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Asset-Backed Securities – cont'd
	$1,150,000	TICP CLO V Ltd., Series 2016-5A, Class ER, (3 mo. USD LIBOR + 5.75%), 11.01%, due 7/17/2031	$1,021,578 (f)(g)
	1,000,000	TICP CLO X Ltd., Series 2018-10A, Class E, (3 mo. USD LIBOR + 5.50%), 10.75%, due 4/20/2031	911,846 (f)(g)
		Toyota Auto Receivables Owner Trust
	81,423	Series 2022-A, Class A2, 0.74%, due 10/15/2024	80,733
	127,612	Series 2022-B, Class A2A, 2.35%, due 1/15/2025	126,505
	225,000	Series 2023-A, Class A2, 5.05%, due 1/15/2026	224,302
	327,000	Series 2022-D, Class A2A, 5.27%, due 1/15/2026	326,725
	114,157	Toyota Lease Owner Trust, Series 2022-A, Class A2, 1.73%, due 7/22/2024	112,947 (g)
	1,300,000	TRESTLES CLO II Ltd., Series 2018-2A, Class D, (3 mo. USD LIBOR + 5.75%), 11.01%, due 7/25/2031	1,112,789 (f)(g)
	1,200,000	TRESTLES CLO Ltd., Series 2017-1A, Class DR, (3 mo. USD LIBOR + 6.25%), 11.51%, due 4/25/2032	1,067,415 (f)(g)
	1,500,000	Trinitas CLO XVI Ltd., Series 2021-16A, Class D, (3 mo. USD LIBOR + 3.30%), 8.55%, due 7/20/2034	1,396,865 (f)(g)
	6,012,000	Vantage Data Centers LLC, Series 2021-1A, Class A2, 2.17%, due 10/15/2046	5,355,023 (g)
	2,500,000	Verde CLO Ltd., Series 2019-1A, Class DR, (3 mo. USD LIBOR + 3.25%), 8.51%, due 4/15/2032	2,328,378 (f)(g)
	337,000	Verizon Master Trust, Series 2022-7, Class A1B, (30 day USD SOFR Average + 0.85%), 5.60%, due 11/22/2027	338,144 (f)
	137,958	Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02%, due 10/21/2024	136,424
	141,054	Volkswagen Auto Loan Enhanced Trust, Series 2021-1, Class A2, 0.49%, due 10/21/2024	140,443
		Voya CLO Ltd.
	250,000	Series 2018-3A, Class E, (3 mo. USD LIBOR + 5.75%), 11.01%, due 10/15/2031	204,135 (f)(g)
	350,000	Series 2016-3A, Class DR, (3 mo. USD LIBOR + 6.08%), 11.34%, due 10/18/2031	260,200 (f)(g)
	1,500,000	Whitebox CLO III Ltd., Series 2021-3A, Class E, (3 mo. USD LIBOR + 6.85%), 12.11%, due 10/15/2034	1,400,001 (f)(g)
		World Omni Auto Receivables Trust
	41,996	Series 2022-A, Class A2, 1.15%, due 4/15/2025	41,607
	143,248	Series 2022-B, Class A2A, 2.77%, due 10/15/2025	141,521
	557,000	Series 2023-A, Class A2A, 5.18%, due 7/15/2026	556,482
	482,000	Series 2023-B, Class A2A, 5.25%, due 11/16/2026	481,422
	198,142	World Omni Automobile Lease Securitization Trust, Series 2022-A, Class A2, 2.63%, due 10/15/2024	196,060
Total Asset-Backed Securities (Cost $231,878,445)			215,287,532

Corporate Bonds 44.1%
Advertising 0.1%
	773,000	Clear Channel Outdoor Holdings, Inc., 5.13%, due 8/15/2027	698,222 (g)
	1,305,000	Summer BC Bidco B LLC, 5.50%, due 10/31/2026	1,095,330 (g)
			1,793,552
Aerospace & Defense 0.9%
	9,325,000	Boeing Co., 5.81%, due 5/1/2050	9,275,073 (l)
	3,830,000	Lockheed Martin Corp., 5.70%, due 11/15/2054	4,327,542
GBP	1,000,000	Rolls-Royce PLC, 5.75%, due 10/15/2027	1,201,744 (k)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Aerospace & Defense – cont'd
		TransDigm, Inc.
	$1,605,000	6.25%, due 3/15/2026	$1,612,587 (g)
	4,230,000	7.50%, due 3/15/2027	4,251,112
	3,265,000	5.50%, due 11/15/2027	3,133,359
	2,150,000	6.75%, due 8/15/2028	2,183,413 (g)
			25,984,830
Agriculture 0.4%
	1,015,000	MHP SE, 7.75%, due 5/10/2024	589,309 (g)
	9,270,000	Philip Morris International, Inc., 5.38%, due 2/15/2033	9,455,080
			10,044,389
Airlines 0.9%
	1,110,000	American Airlines, Inc., 7.25%, due 2/15/2028	1,079,623 (g)
		American Airlines, Inc./AAdvantage Loyalty IP Ltd.
	5,755,000	5.50%, due 4/20/2026	5,651,374 (g)
	6,080,000	5.75%, due 4/20/2029	5,777,734 (g)
	3,770,000	Delta Air Lines, Inc., 3.75%, due 10/28/2029	3,372,202
		Deutsche Lufthansa AG
EUR	1,100,000	3.00%, due 5/29/2026	1,136,323 (k)
EUR	500,000	3.75%, due 2/11/2028	511,503 (k)
EUR	900,000	International Consolidated Airlines Group SA, 3.75%, due 3/25/2029	818,507 (k)
		Latam Airlines Group SA
	$1,315,000	13.38%, due 10/15/2027	1,373,935 (g)
	1,310,000	13.38%, due 10/15/2029	1,375,343 (g)
	2,306,973	United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.88%, due 10/15/2027	2,306,529
	2,865,000	United Airlines, Inc., 4.38%, due 4/15/2026	2,736,130 (g)
			26,139,203
Apparel 0.0%(m)
EUR	455,000	BK LC Lux Finco1 Sarl, 5.25%, due 4/30/2029	446,323 (k)
Auto Manufacturers 1.0%
		Ford Motor Co.
	$1,260,000	9.63%, due 4/22/2030	1,465,204
	715,000	3.25%, due 2/12/2032	554,494
	1,760,000	4.75%, due 1/15/2043	1,322,286
	5,060,000	5.29%, due 12/8/2046	4,092,360
		Ford Motor Credit Co. LLC
	680,000	4.06%, due 11/1/2024	660,706
	2,910,000	5.13%, due 6/16/2025	2,832,710
	740,000	3.38%, due 11/13/2025	687,208
	170,000	4.39%, due 1/8/2026	161,515
	2,830,000	6.95%, due 3/6/2026	2,855,971
EUR	820,000	4.87%, due 8/3/2027	876,723
	$100,000	4.13%, due 8/17/2027	91,756
	1,150,000	7.35%, due 11/4/2027	1,182,547
	675,000	2.90%, due 2/16/2028	584,301
	400,000	6.80%, due 5/12/2028	400,239
	685,000	2.90%, due 2/10/2029	568,307
	1,510,000	5.11%, due 5/3/2029	1,406,974
	1,265,000	3.63%, due 6/17/2031	1,042,816
	200,000	Hyundai Capital America, 5.50%, due 3/30/2026	200,869 (g)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Auto Manufacturers – cont'd
		Jaguar Land Rover Automotive PLC
	$1,955,000	7.75%, due 10/15/2025	$1,941,284 (g)
EUR	375,000	4.50%, due 1/15/2026	388,936 (k)
EUR	1,450,000	4.50%, due 7/15/2028	1,329,895 (k)
		Toyota Motor Credit Corp.
	$755,000	(Secured Overnight Financing Rate Index + 0.65%), 5.49%, due 12/29/2023	754,677 (f)
	500,000	(Secured Overnight Financing Rate + 0.62%), 5.45%, due 3/22/2024	499,519 (f)
		Volkswagen Group of America Finance LLC
	250,000	3.13%, due 5/12/2023	249,829 (g)
	1,055,000	(Secured Overnight Financing Rate + 0.95%), 5.73%, due 6/7/2024	1,057,075 (f)(g)
			27,208,201
Auto Parts & Equipment 0.6%
EUR	151,185	Adient Global Holdings Ltd., 3.50%, due 8/15/2024	163,438 (k)
EUR	1,795,000	Clarios Global LP/Clarios U.S. Finance Co., 4.38%, due 5/15/2026	1,888,905 (k)
		Faurecia SE
EUR	300,000	2.63%, due 6/15/2025	314,409 (k)
EUR	380,000	2.38%, due 6/15/2027	361,240 (k)
EUR	180,000	3.75%, due 6/15/2028	175,601 (k)
		Goodyear Tire & Rubber Co.
	$1,550,000	5.00%, due 5/31/2026	1,505,992
	3,795,000	5.00%, due 7/15/2029	3,354,619
		IHO Verwaltungs GmbH
EUR	300,000	3.63% Cash/4.38% PIK, 3.63%, due 5/15/2025	329,744 (k)(n)
EUR	1,070,000	3.88% Cash/4.63% PIK, 3.88%, due 5/15/2027	1,032,996 (k)(n)
EUR	1,500,000	Schaeffler AG, 3.38%, due 10/12/2028	1,489,393 (k)
EUR	1,700,000	ZF Europe Finance BV, 3.00%, due 10/23/2029	1,564,148 (k)
EUR	600,000	ZF Finance GmbH, 3.75%, due 9/21/2028	589,478 (k)
		ZF North America Capital, Inc.
	$3,445,000	6.88%, due 4/14/2028	3,545,542 (g)
	855,000	7.13%, due 4/14/2030	882,527 (g)
			17,198,032
Banks 8.0%
	5,000,000	ABN AMRO Bank NV, 3.32%, due 3/13/2037	3,882,894 (g)(o)
EUR	300,000	AMCO - Asset Management Co. SpA, 0.75%, due 4/20/2028	273,219 (k)
	$1,600,000	Banco Bilbao Vizcaya Argentaria SA, Series 9, 6.50%, due 3/5/2025	1,459,088 (o)(p)
		Banco Bradesco SA
	200,000	3.20%, due 1/27/2025	191,250 (g)
	256,000	4.38%, due 3/18/2027	246,489 (g)
	200,000	Banco de Bogota SA, 6.25%, due 5/12/2026	194,244 (k)
	90,000	Banco de Credito del Peru S.A., 2.70%, due 1/11/2025	86,620 (g)
	1,900,000	Banco do Brasil SA, 6.25%, due 4/15/2024	1,724,250 (k)(o)(p)
	200,000	Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa, 4.13%, due 6/6/2024	196,560 (k)
	150,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, due 4/17/2025	149,763 (g)
		Banco Santander SA
	2,600,000	7.50%, due 2/8/2024	2,496,000 (k)(o)(p)
	4,400,000	5.15%, due 8/18/2025	4,369,129
EUR	200,000	3.63%, due 3/21/2029	144,558 (k)(o)(p)
	$211,000	Banco Votorantim SA, 4.50%, due 9/24/2024	204,670 (g)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Banks – cont'd
	$200,000	Bancolombia SA, 3.00%, due 1/29/2025	$189,000
	200,000	Bangkok Bank PCL, 4.30%, due 6/15/2027	198,090 (g)
Bank of America Corp.
	993,000	Series MM, 4.30%, due 1/28/2025	898,653 (o)(p)
	3,265,000	Series RR, 4.38%, due 1/27/2027	2,783,412 (o)(p)
	1,840,000	Series TT, 6.13%, due 4/27/2027	1,783,995 (o)(p)
	1,090,000	Series FF, 5.88%, due 3/15/2028	986,450 (o)(p)
	5,765,000	4.95%, due 7/22/2028	5,745,194 (o)
	6,315,000	2.97%, due 2/4/2033	5,331,037 (o)
	10,265,000	2.48%, due 9/21/2036	7,843,348 (o)
Bank of New York Mellon Corp.
	260,000	Series J, (Secured Overnight Financing Rate + 0.20%), 5.04%, due 10/25/2024	257,254 (f)
	495,000	Series H, 3.70%, due 3/20/2026	437,139 (o)(p)
	6,675,000	Series I, 3.75%, due 12/20/2026	5,577,897 (o)(p)
EUR	100,000	Bank of New Zealand, 2.55%, due 6/29/2027	106,117 (k)
EUR	200,000	Banque Federative du Credit Mutuel SA, Series 99, (10 yr. EURIBOR ICE Swap + 0.10%, Cap 8.00%, Floor 0.00%), 3.21%, due 2/25/2024	171,979 (f)(p)
EUR	140,000	Barclays Bank PLC, (3 mo. EUR EURIBOR + 0.71%), 3.67%, due 6/15/2023	126,884 (f)(k)(p)
Barclays PLC
	$6,960,000	4.38%, due 3/15/2028	4,610,456 (o)(p)
	9,015,000	8.00%, due 3/15/2029	7,896,238 (o)(p)
	200,000	BBK BSC, 5.50%, due 7/9/2024	197,414 (k)
BNP Paribas SA
	4,840,000	4.63%, due 1/12/2027	3,798,916 (g)(o)(p)
EUR	200,000	0.25%, due 4/13/2027	196,162 (k)(o)
	$1,345,000	9.25%, due 11/17/2027	1,383,198 (g)(o)(p)
	1,285,000	4.50%, due 2/25/2030	915,820 (g)(o)(p)
	1,965,000	4.63%, due 2/25/2031	1,393,971 (g)(o)(p)
	6,260,000	BPCE SA, 3.65%, due 1/14/2037	4,987,555 (g)(o)
Citigroup, Inc.
	1,595,000	(3 mo. USD LIBOR + 1.10%), 5.98%, due 5/17/2024	1,595,608 (f)
	1,320,000	Series U, 5.00%, due 9/12/2024	1,237,500 (o)(p)
	865,000	Series V, 4.70%, due 1/30/2025	758,254 (o)(p)
	480,000	Series W, 4.00%, due 12/10/2025	418,128 (o)(p)
	3,140,000	Series Y, 4.15%, due 11/15/2026	2,582,650 (o)(p)
	3,020,000	Series Z, 7.38%, due 5/15/2028	2,982,250 (o)(p)
Citizens Financial Group, Inc.
	2,400,000	Series B, 6.00%, due 7/6/2023	2,058,000 (o)(p)
	1,203,000	Series C, 6.38%, due 4/6/2024	1,040,595 (o)(p)
	1,400,000	Commerzbank AG, 7.00%, due 4/9/2025	1,228,010 (k)(o)(p)
Credit Suisse Group AG
EUR	100,000	(3 mo. EUR EURIBOR + 1.00%), 4.18%, due 1/16/2026	103,288 (f)(k)
EUR	100,000	0.65%, due 1/14/2028	92,221 (k)(o)
	$200,000	Development Bank of Kazakhstan JSC, 5.75%, due 5/12/2025	201,168 (g)
	200,000	Development Bank of Mongolia LLC, 7.25%, due 10/23/2023	196,083 (k)
EUR	200,000	Dexia Credit Local SA, 0.63%, due 1/17/2026	205,408 (k)
	$200,000	DIB Sukuk Ltd., 2.95%, due 1/16/2026	189,588 (k)
	200,000	Emirates Development Bank PJSC, 3.52%, due 3/6/2024	196,584 (k)
	2,035,000	Emirates NBD Bank PJSC, 6.13%, due 3/20/2025	2,009,562 (k)(o)(p)
	1,793,000	Fifth Third Bancorp, Series H, 5.10%, due 6/30/2023	1,622,665 (o)(p)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Banks – cont'd
Goldman Sachs Group, Inc.
	$1,570,000	(3 mo. USD LIBOR + 1.60%), 6.55%, due 11/29/2023	$1,576,909 (f)
	509,000	Series Q, 5.50%, due 8/10/2024	491,119 (o)(p)
	736,000	Series R, 4.95%, due 2/10/2025	688,132 (o)(p)
	1,415,000	Series U, 3.65%, due 8/10/2026	1,155,878 (o)(p)
	2,635,000	Series V, 4.13%, due 11/10/2026	2,208,703 (o)(p)
	1,400,000	Grupo Aval Ltd., 4.38%, due 2/4/2030	1,071,000 (g)
	200,000	Hana Bank, 3.25%, due 3/30/2027	190,562 (g)
HSBC Holdings PLC
	1,510,000	4.00%, due 3/9/2026	1,268,400 (o)(p)
	10,535,000	6.00%, due 5/22/2027	9,307,672 (o)(p)
	3,050,000	8.00%, due 3/7/2028	3,027,125 (o)(p)
	1,170,000	4.70%, due 3/9/2031	871,650 (o)(p)
Huntington Bancshares, Inc.
	1,643,000	Series E, (3 mo. USD LIBOR + 2.88%), 8.14%, due 7/15/2023	1,488,558 (f)(p)
	230,000	Series G, 4.45%, due 10/15/2027	190,302 (o)(p)
	523,000	Series F, 5.63%, due 7/15/2030	466,529 (o)(p)
ING Groep NV
	803,000	6.50%, due 4/16/2025	742,144 (o)(p)
	2,895,000	5.75%, due 11/16/2026	2,521,125 (o)(p)
	4,892,000	3.88%, due 5/16/2027	3,453,251 (o)(p)
EUR	200,000	0.25%, due 2/18/2029	181,421 (k)(o)
	$4,015,000	Intesa Sanpaolo SpA, 8.25%, due 11/21/2033	4,309,768 (g)(o)
JPMorgan Chase & Co.
	861,000	Series CC, (3 mo. USD LIBOR + 2.58%), 7.88%, due 8/1/2023	854,198 (f)(p)
	1,426,000	Series FF, 5.00%, due 8/1/2024	1,366,630 (o)(p)
	1,860,000	Series HH, 4.60%, due 2/1/2025	1,725,150 (o)(p)
	1,496,000	(Secured Overnight Financing Rate + 0.58%), 5.41%, due 6/23/2025	1,480,010 (f)
	1,390,000	Series KK, 3.65%, due 6/1/2026	1,218,613 (o)(p)
	6,420,000	2.18%, due 6/1/2028	5,766,736 (o)
Kreditanstalt fuer Wiederaufbau
EUR	224,000	due 6/15/2026	225,705 (k)
EUR	114,000	0.01%, due 5/5/2027	112,118 (k)
EUR	82,000	1.25%, due 6/30/2027	84,605 (k)
EUR	39,000	0.75%, due 1/15/2029	38,252 (k)
EUR	124,000	due 9/15/2031	107,912 (k)
EUR	223,000	Landsbankinn HF, 0.50%, due 5/20/2024	230,484 (k)
Lloyds Banking Group PLC
	$1,345,000	7.50%, due 6/27/2024	1,293,641 (o)(p)
	2,070,000	7.50%, due 9/27/2025	1,962,546 (o)(p)
	2,185,000	8.00%, due 9/27/2029	1,998,182 (o)(p)
M&T Bank Corp.
	665,000	Series G, 5.00%, due 8/1/2024	536,848 (o)(p)
	3,685,000	Series I, 3.50%, due 9/1/2026	2,422,887 (o)(p)
	200,000	Mashreqbank PSC, 4.25%, due 2/26/2024	197,316 (k)
Morgan Stanley
	1,609,000	(Secured Overnight Financing Rate + 0.63%), 5.46%, due 1/24/2025	1,592,633 (f)
	5,365,000	5.25%, due 4/21/2034	5,424,783 (o)
	10,265,000	2.48%, due 9/16/2036	7,889,792 (o)
	2,365,000	5.95%, due 1/19/2038	2,377,557 (o)
EUR	200,000	National Australia Bank Ltd., 2.35%, due 8/30/2029	206,860 (k)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Banks – cont'd
EUR	200,000	Nationale-Nederlanden Bank NV, 1.00%, due 9/25/2028	$196,997 (k)
NatWest Group PLC
	$2,000,000	6.00%, due 12/29/2025	1,874,800 (o)(p)
	3,215,000	4.60%, due 6/28/2031	2,266,221 (o)(p)
	10,880,000	3.03%, due 11/28/2035	8,529,756 (o)
	3,400,000	Nordea Bank Abp, 3.75%, due 3/1/2029	2,555,887 (g)(o)(p)
	200,000	Philippine National Bank, 3.28%, due 9/27/2024	191,457 (k)
PNC Financial Services Group, Inc.
	5,253,000	Series T, 3.40%, due 9/15/2026	4,018,937 (o)(p)
	1,625,000	Series W, 6.25%, due 3/15/2030	1,489,313 (o)(p)
	1,105,000	Royal Bank of Canada, (Secured Overnight Financing Rate Index + 0.44%), 5.28%, due 1/21/2025	1,093,885 (f)
	3,400,000	Skandinaviska Enskilda Banken AB, 5.13%, due 5/13/2025	3,100,678 (k)(o)(p)
	1,110,000	Societe Generale SA, 4.75%, due 5/26/2026	847,263 (g)(o)(p)
	3,975,000	Standard Chartered PLC, 4.30%, due 8/19/2028	2,802,772 (g)(o)(p)
	1,040,000	Truist Bank, (Secured Overnight Financing Rate + 0.20%), 5.04%, due 1/17/2024	1,027,733 (f)
	355,000	Truist Financial Corp., Series Q, 5.10%, due 3/1/2030	313,132 (o)(p)
	4,975,000	U.S. Bancorp, Series N, 3.70%, due 1/15/2027	3,830,750 (o)(p)
UBS Group AG
	3,551,000	6.88%, due 8/7/2025	3,200,339 (k)(o)(p)
	1,555,000	4.88%, due 2/12/2027	1,209,013 (g)(o)(p)
	5,900,000	4.70%, due 8/5/2027	5,686,371 (g)(o)
	825,000	4.38%, due 2/10/2031	569,047 (g)(o)(p)
UniCredit SpA
	589,000	8.00%, due 6/3/2024	568,532 (k)(o)(p)
EUR	250,000	3.88%, due 6/3/2027	196,965 (k)(o)(p)
Wells Fargo & Co.
	$1,375,000	3.75%, due 1/24/2024	1,359,249
	1,257,000	Series S, 5.90%, due 6/15/2024	1,185,225 (o)(p)
	2,765,000	Series BB, 3.90%, due 3/15/2026	2,406,082 (o)(p)
Westpac Banking Corp.
EUR	200,000	0.38%, due 4/2/2026	201,599 (k)
	$6,085,000	3.02%, due 11/18/2036	4,798,615 (o)
221,996,799
Beverages 0.4%
	5,995,000	Constellation Brands, Inc., 2.25%, due 8/1/2031	4,976,604
	6,985,000	Molson Coors Beverage Co., 4.20%, due 7/15/2046	5,882,038
	985,000	PepsiCo, Inc., (Secured Overnight Financing Rate Index + 0.40%), 5.12%, due 2/13/2026	986,612 (f)
11,845,254
Biotechnology 0.3%
Amgen, Inc.
	1,820,000	5.65%, due 3/2/2053	1,885,429
	5,510,000	2.77%, due 9/1/2053	3,528,554
	2,180,000	5.75%, due 3/2/2063	2,257,938
7,671,921
Building Materials 0.6%
Builders FirstSource, Inc.
	680,000	4.25%, due 2/1/2032	595,803 (g)
	677,000	6.38%, due 6/15/2032	673,419 (g)
	1,415,000	Camelot Return Merger Sub, Inc., 8.75%, due 8/1/2028	1,340,712 (g)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Building Materials – cont'd
	$3,000,000	Cemex SAB de CV, 9.13%, due 3/14/2028	$2,979,004 (g)(o)(p)
	1,120,000	Cornerstone Building Brands, Inc., 6.13%, due 1/15/2029	842,800 (g)
Jeld-Wen, Inc.
	65,000	6.25%, due 5/15/2025	65,452 (g)
	4,855,000	4.88%, due 12/15/2027	4,248,125 (g)
Masonite International Corp.
	1,100,000	5.38%, due 2/1/2028	1,058,750 (g)
	3,060,000	3.50%, due 2/15/2030	2,620,389 (g)
Standard Industries, Inc.
	2,775,000	4.38%, due 7/15/2030	2,395,238 (g)
	730,000	3.38%, due 1/15/2031	577,719 (g)
17,397,411
Chemicals 1.3%
EUR	200,000	Ashland Services BV, 2.00%, due 1/30/2028	191,364 (k)
	$1,345,000	Avient Corp., 7.13%, due 8/1/2030	1,374,605 (g)
	2,605,000	HB Fuller Co., 4.25%, due 10/15/2028	2,391,911
INEOS Finance PLC
EUR	1,595,000	3.38%, due 3/31/2026	1,627,628 (k)
EUR	280,000	2.88%, due 5/1/2026	284,619 (k)
	$4,170,000	6.75%, due 5/15/2028	4,120,210 (g)
EUR	2,705,000	INEOS Quattro Finance 1 PLC, 3.75%, due 7/15/2026	2,609,534 (k)
	$3,960,000	INEOS Quattro Finance 2 PLC, 3.38%, due 1/15/2026	3,633,696 (g)
EUR	815,000	Kronos International, Inc., 3.75%, due 9/15/2025	829,431 (k)
	$200,000	MEGlobal Canada ULC, 5.00%, due 5/18/2025	198,500 (g)
NOVA Chemicals Corp.
	3,030,000	4.88%, due 6/1/2024	2,981,846 (g)
	4,319,000	5.25%, due 6/1/2027	3,908,656 (g)
Olympus Water U.S. Holding Corp.
EUR	380,000	3.88%, due 10/1/2028	342,725 (k)
	$2,200,000	4.25%, due 10/1/2028	1,876,765 (g)
	900,000	6.25%, due 10/1/2029	723,228 (g)
	200,000	Orbia Advance Corp. SAB de CV, 1.88%, due 5/11/2026	181,070 (k)
	200,000	Sasol Financing USA LLC, 5.88%, due 3/27/2024	197,800
EUR	745,000	SGL Carbon SE, 4.63%, due 9/30/2024	814,759 (k)
EUR	435,000	Synthomer PLC, 3.88%, due 7/1/2025	442,041 (k)
	$3,370,000	Tronox, Inc., 4.63%, due 3/15/2029	2,797,464 (g)
	200,000	Unigel Luxembourg SA, 8.75%, due 10/1/2026	184,401 (g)
	4,715,000	WR Grace Holdings LLC, 5.63%, due 8/15/2029	4,067,096 (g)
35,779,349
Commercial Services 1.7%
AA Bond Co. Ltd.
GBP	335,000	6.50%, due 1/31/2026	356,986 (g)
GBP	150,000	6.50%, due 1/31/2026	159,844 (k)
	$2,102,000	ADT Security Corp., 4.88%, due 7/15/2032	1,818,230 (g)
Allied Universal Holdco LLC/Allied Universal Finance Corp.
	1,065,000	6.63%, due 7/15/2026	1,026,609 (g)
	2,380,000	6.00%, due 6/1/2029	1,865,875 (g)
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl
	1,210,000	4.63%, due 6/1/2028	1,051,054 (g)
	1,340,000	4.63%, due 6/1/2028	1,166,510 (g)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Commercial Services – cont'd
		APX Group, Inc.
	$1,355,000	6.75%, due 2/15/2027	$1,353,618 (g)
	3,995,000	5.75%, due 7/15/2029	3,568,699 (g)
	2,810,000	ASGN, Inc., 4.63%, due 5/15/2028	2,596,775 (g)
EUR	401,000	Autostrade per l'Italia SpA, 1.88%, due 9/26/2029	372,523 (k)
	$475,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.75%, due 7/15/2027	445,077 (g)
GBP	721,000	BCP V Modular Services Finance II PLC, 6.13%, due 11/30/2028	757,672 (k)
	$200,000	Bidvest Group U.K. PLC, 3.63%, due 9/23/2026	181,392 (g)
	247,000	CMHI Finance BVI Co. Ltd., 4.00%, due 6/1/2027	242,837 (k)
	200,000	DP World Crescent Ltd., 3.91%, due 5/31/2023	199,398 (k)
		Garda World Security Corp.
	1,200,000	9.50%, due 11/1/2027	1,149,948 (g)
	595,000	7.75%, due 2/15/2028	597,975 (g)
	435,000	6.00%, due 6/1/2029	357,788 (g)
	2,055,000	Georgetown University, Series 20A, 2.94%, due 4/1/2050	1,420,023
EUR	300,000	Global Payments, Inc., 4.88%, due 3/17/2031	335,628
EUR	500,000	Kapla Holding SAS, 3.38%, due 12/15/2026	490,312 (k)
	$200,000	Korea Expressway Corp., 1.13%, due 5/17/2026	178,682 (g)
EUR	892,000	Loxam SAS, 5.75%, due 7/15/2027	864,810 (k)
	$4,710,000	MPH Acquisition Holdings LLC, 5.75%, due 11/1/2028	2,977,816 (g)
	865,000	Neptune Bidco U.S., Inc., 9.29%, due 4/15/2029	814,181 (g)
	1,145,000	PECF USS Intermediate Holding III Corp., 8.00%, due 11/15/2029	747,306 (g)
		Prime Security Services Borrower LLC/Prime Finance, Inc.
	2,280,000	5.25%, due 4/15/2024	2,269,144 (g)
	5,100,000	5.75%, due 4/15/2026	5,061,564 (g)
	1,535,000	6.25%, due 1/15/2028	1,437,583 (g)
GBP	360,000	RAC Bond Co. PLC, 5.25%, due 11/4/2027	363,453 (k)
EUR	996,131	Techem Verwaltungsgesellschaft 674 mbH, 6.00%, due 7/30/2026	1,031,779 (k)
EUR	500,000	Techem Verwaltungsgesellschaft 675 mbH, 2.00%, due 7/15/2025	520,023 (k)
		United Rentals North America, Inc.
	$3,340,000	5.25%, due 1/15/2030	3,230,475
	1,245,000	3.88%, due 2/15/2031	1,095,810
	1,720,000	3.75%, due 1/15/2032	1,474,816
		Verisure Holding AB
EUR	1,600,000	3.88%, due 7/15/2026	1,622,698 (k)
EUR	1,095,000	3.25%, due 2/15/2027	1,057,627 (k)
			46,262,540
Computers 0.4%
	$5,425,000	Apple, Inc., 2.55%, due 8/20/2060	3,594,833
	3,305,000	McAfee Corp., 7.38%, due 2/15/2030	2,743,478 (g)
		Presidio Holdings, Inc.
	1,485,000	4.88%, due 2/1/2027	1,406,406 (g)
	2,570,000	8.25%, due 2/1/2028	2,419,306 (g)
			10,164,023
Cosmetics - Personal Care 0.1%
		Coty, Inc.
EUR	705,000	3.88%, due 4/15/2026	744,000 (k)
	$700,000	5.00%, due 4/15/2026	683,473 (g)
	325,000	6.50%, due 4/15/2026	324,144 (g)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Cosmetics - Personal Care – cont'd
	$900,000	Natura Cosmeticos SA, 4.13%, due 5/3/2028	$750,407 (g)
			2,502,024
Distribution - Wholesale 0.1%
		Ritchie Bros Holdings, Inc.
	490,000	6.75%, due 3/15/2028	507,150 (g)
	980,000	7.75%, due 3/15/2031	1,041,250 (g)
			1,548,400
Diversified Financial Services 2.1%
	6,700,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, due 1/30/2032	5,487,788
		Ally Financial, Inc.
	265,000	5.75%, due 11/20/2025	257,497
	3,205,000	Series B, 4.70%, due 5/15/2026	2,363,688 (o)(p)
	3,843,000	Series C, 4.70%, due 5/15/2028	2,699,707 (o)(p)
	3,265,000	6.70%, due 2/14/2033	2,946,136
		American Express Co.
	765,000	(Secured Overnight Financing Rate + 0.93%), 5.71%, due 3/4/2025	764,885 (f)
	3,330,000	Series D, 3.55%, due 9/15/2026	2,797,797 (o)(p)
		Banco BTG Pactual SA
	200,000	4.50%, due 1/10/2025	194,091 (g)
	256,000	2.75%, due 1/11/2026	233,088 (g)
		Capital One Financial Corp.
	1,030,000	(Secured Overnight Financing Rate + 0.69%), 5.48%, due 12/6/2024	1,008,308 (f)
	5,592,000	Series M, 3.95%, due 9/1/2026	4,124,873 (o)(p)
EUR	200,000	1.65%, due 6/12/2029	171,183
	$5,557,000	Charles Schwab Corp., Series H, 4.00%, due 12/1/2030	4,271,944 (o)(p)
	4,476,000	Discover Financial Services, Series C, 5.50%, due 10/30/2027	3,401,760 (o)(p)
		Encore Capital Group, Inc.
GBP	715,000	5.38%, due 2/15/2026	799,925 (k)
GBP	1,041,000	4.25%, due 6/1/2028	1,015,888 (k)
	$150,000	Fondo MIVIVIENDA SA, 4.63%, due 4/12/2027	143,625 (g)
	6,351,000	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	5,669,665 (g)(n)
EUR	1,490,000	Intrum AB, 3.50%, due 7/15/2026	1,345,002 (k)
EUR	190,000	Motion Finco Sarl, 7.00%, due 5/15/2025	211,797 (k)
		OneMain Finance Corp.
	$3,915,000	6.88%, due 3/15/2025	3,829,969
	2,560,000	7.13%, due 3/15/2026	2,494,825
	1,705,000	3.50%, due 1/15/2027	1,456,275
	3,880,000	3.88%, due 9/15/2028	3,113,773
	1,310,000	4.00%, due 9/15/2030	989,291
	200,000	SURA Asset Management SA, 4.88%, due 4/17/2024	197,720 (k)
		VistaJet Malta Finance PLC/XO Management Holding, Inc.
	3,055,000	7.88%, due 5/1/2027	2,902,250 (g)
	2,515,000	6.38%, due 2/1/2030	2,175,814 (g)
			57,068,564
Electric 2.4%
	200,000	Adani Green Energy Ltd., 4.38%, due 9/8/2024	179,601 (g)
EUR	100,000	AusNet Services Holdings Pty. Ltd., 1.63%, due 3/11/2081	91,662 (k)(o)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Electric – cont'd
Calpine Corp.
	$1,130,000	4.50%, due 2/15/2028	$1,052,378 (g)
	455,000	5.13%, due 3/15/2028	420,288 (g)
	4,025,000	4.63%, due 2/1/2029	3,498,478 (g)
	4,921,000	5.00%, due 2/1/2031	4,145,809 (g)
	685,000	3.75%, due 3/1/2031	584,223 (g)
	234,000	China Huadian Overseas Development 2018 Ltd., 3.38%, due 6/23/2025	224,464 (k)(o)(p)
	6,300,000	CMS Energy Corp., 3.75%, due 12/1/2050	4,739,310 (o)
	600,000	Comision Federal de Electricidad, 4.75%, due 2/23/2027	575,700 (k)
Dominion Energy, Inc.
	595,000	Series D, (3 mo. USD LIBOR + 0.53%), 5.40%, due 9/15/2023	594,492 (f)
	1,350,000	Series C, 4.35%, due 1/15/2027	1,134,000 (o)(p)
	525,000	Duke Energy Corp., (Secured Overnight Financing Rate + 0.25%), 5.05%, due 6/10/2023	524,915 (f)
	8,220,000	Edison International, Series B, 5.00%, due 12/15/2026	7,026,582 (o)(p)
EUR	800,000	EDP - Energias de Portugal SA, 5.94%, due 4/23/2083	868,297 (k)(o)
Electricite de France SA
EUR	1,100,000	4.00%, due 7/4/2024	1,158,661 (k)(o)(p)
EUR	1,400,000	2.63%, due 12/1/2027	1,212,803 (k)(o)(p)
EUR	200,000	EnBW Energie Baden-Wuerttemberg AG, 1.38%, due 8/31/2081	172,154 (k)(o)
	$760,000	Florida Power & Light Co., (Secured Overnight Financing Rate Index + 0.25%), 4.96%, due 5/10/2023	759,852 (f)
	113,742	Genneia SA, 8.75%, due 9/2/2027	108,624 (g)
	1,465,000	Leeward Renewable Energy Operations LLC, 4.25%, due 7/1/2029	1,318,637 (g)
	280,000	Mississippi Power Co., Series A, (Secured Overnight Financing Rate + 0.30%), 5.14%, due 6/28/2024	277,328 (f)
National Rural Utilities Cooperative Finance Corp.
	425,000	Series D, (Secured Overnight Financing Rate + 0.40%), 5.10%, due 8/7/2023	424,923 (f)
	975,000	Series D, (Secured Overnight Financing Rate + 0.33%), 5.17%, due 10/18/2024	965,145 (f)
	710,000	NextEra Energy Capital Holdings, Inc., (Secured Overnight Financing Rate Index + 0.40%), 5.09%, due 11/3/2023	708,207 (f)
GBP	340,000	NGG Finance PLC, 5.63%, due 6/18/2073	413,622 (k)(o)
NRG Energy, Inc.
	$2,550,000	5.75%, due 1/15/2028	2,486,384
	2,020,000	10.25%, due 3/15/2028	1,981,775 (g)(o)(p)
	1,230,000	3.38%, due 2/15/2029	1,041,557 (g)
	605,000	5.25%, due 6/15/2029	558,057 (g)
	5,800,000	3.63%, due 2/15/2031	4,695,009 (g)
	695,000	3.88%, due 2/15/2032	561,178 (g)
	8,460,000	Pacific Gas & Electric Co., 4.30%, due 3/15/2045	6,328,147
	445,000	Southern California Edison Co., Series D, 3.40%, due 6/1/2023	444,193
Southern Co.
	7,615,000	Series B, 4.00%, due 1/15/2051	7,155,054 (o)
EUR	320,000	1.88%, due 9/15/2081	277,132 (o)
	$1,480,000	Vistra Corp., 7.00%, due 12/15/2026	1,327,306 (g)(o)(p)
Vistra Operations Co. LLC
	650,000	5.50%, due 9/1/2026	636,897 (g)
	3,470,000	5.00%, due 7/31/2027	3,297,580 (g)
	3,520,000	4.38%, due 5/1/2029	3,147,084 (g)
67,117,508
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Electronics 0.1%
	$1,750,000	Imola Merger Corp., 4.75%, due 5/15/2029	$1,515,415 (g)
Sensata Technologies BV
	535,000	4.00%, due 4/15/2029	483,474 (g)
	1,535,000	5.88%, due 9/1/2030	1,507,355 (g)
3,506,244
Energy - Alternate Sources 0.2%
	610,000	FS Luxembourg Sarl, 10.00%, due 12/15/2025	607,149 (g)
	200,000	Greenko Wind Projects Mauritius Ltd., 5.50%, due 4/6/2025	189,882 (g)
	3,825,000	Sunnova Energy Corp., 5.88%, due 9/1/2026	3,466,406 (g)
4,263,437
Engineering & Construction 0.0%(m)
EUR	900,000	Abertis Infraestructuras Finance BV, 3.25%, due 11/24/2025	876,097 (k)(o)(p)
	$200,000	IHS Holding Ltd., 5.63%, due 11/29/2026	166,788 (g)
1,042,885
Entertainment 1.2%
	830,000	Allwyn Entertainment Financing U.K. PLC, 7.88%, due 4/30/2029	836,308 (g)
EUR	985,000	Allwyn International AS, 3.88%, due 2/15/2027	1,009,431 (k)
Caesars Entertainment, Inc.
	$1,775,000	6.25%, due 7/1/2025	1,777,166 (g)
	3,067,000	8.13%, due 7/1/2027	3,129,113 (g)
	2,090,000	4.63%, due 10/15/2029	1,833,547 (g)
	710,000	Cedar Fair LP, 5.25%, due 7/15/2029	660,476
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op
	1,225,000	5.50%, due 5/1/2025	1,221,358 (g)
	2,395,000	5.38%, due 4/15/2027	2,293,858
	1,220,000	Churchill Downs, Inc., 5.50%, due 4/1/2027	1,190,168 (g)
EUR	902,000	Cirsa Finance International Sarl, 4.75%, due 5/22/2025	966,582 (k)
GBP	515,000	CPUK Finance Ltd., 6.50%, due 8/28/2026	609,975 (k)
EUR	416,000	LHMC Finco 2 Sarl, 7.25% Cash/8.00% PIK, 7.25%, due 10/2/2025	428,595 (k)(n)
Live Nation Entertainment, Inc.
	$1,385,000	4.88%, due 11/1/2024	1,367,646 (g)
	2,330,000	5.63%, due 3/15/2026	2,267,033 (g)
	2,300,000	6.50%, due 5/15/2027	2,325,935 (g)
	330,000	Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, due 5/1/2029	295,350 (g)
EUR	495,000	Motion Bondco DAC, 4.50%, due 11/15/2027	477,371 (k)
	$1,530,000	SeaWorld Parks & Entertainment, Inc., 5.25%, due 8/15/2029	1,377,046 (g)
	1,160,000	Six Flags Entertainment Corp., 4.88%, due 7/31/2024	1,160,007 (g)
Warnermedia Holdings, Inc.
	355,000	(Secured Overnight Financing Rate Index + 1.78%), 6.59%, due 3/15/2024	357,004 (f)(g)
	7,935,000	5.14%, due 3/15/2052	6,340,521 (g)
31,924,490
Food 0.7%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
	2,475,000	5.88%, due 2/15/2028	2,450,101 (g)
	795,000	3.50%, due 3/15/2029	704,367 (g)
	740,000	4.88%, due 2/15/2030	690,050 (g)
GBP	445,000	Bellis Finco PLC, 4.00%, due 2/16/2027	378,701 (k)
	$200,000	Cencosud SA, 4.38%, due 7/17/2027	193,496 (k)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Food – cont'd
		JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
	$204,000	2.50%, due 1/15/2027	$181,644 (g)
	276,000	5.13%, due 2/1/2028	269,559 (g)
	410,000	Kraft Heinz Foods Co., 3.88%, due 5/15/2027	400,280
	1,880,000	Performance Food Group, Inc., 5.50%, due 10/15/2027	1,842,544 (g)
		Pilgrim's Pride Corp.
	2,280,000	4.25%, due 4/15/2031	1,983,169
	3,530,000	3.50%, due 3/1/2032	2,841,650
GBP	325,000	Premier Foods Finance PLC, 3.50%, due 10/15/2026	369,646 (k)
		Sysco Corp.
	$4,228,000	6.60%, due 4/1/2050	4,845,214 (l)
	3,415,000	3.15%, due 12/14/2051	2,385,599
			19,536,020
Food Service 0.2%
EUR	1,170,000	Aramark International Finance Sarl, 3.13%, due 4/1/2025	1,229,735 (k)
		Aramark Services, Inc.
	$1,570,000	5.00%, due 4/1/2025	1,554,153 (g)
	2,210,000	5.00%, due 2/1/2028	2,104,804 (g)
			4,888,692
Forest Products & Paper 0.1%
EUR	1,200,000	Ahlstrom Holding 3 Oy, 3.63%, due 2/4/2028	1,122,697 (k)
EUR	600,000	Sappi Papier Holding GmbH, 3.63%, due 3/15/2028	580,073 (k)
EUR	617,000	WEPA Hygieneprodukte GmbH, 2.88%, due 12/15/2027	568,305 (k)
			2,271,075
Gas 0.0%(m)
	$200,000	Beijing Gas Singapore Capital Corp., 1.88%, due 1/18/2025	189,686 (k)
GBP	695,000	Centrica PLC, 5.25%, due 4/10/2075	823,481 (k)(o)
	$265,000	Southern California Gas Co., (3 mo. USD LIBOR + 0.35%), 5.49%, due 9/14/2023	264,335 (f)
			1,277,502
Healthcare - Products 0.2%
	1,090,000	Baxter International, Inc., (Secured Overnight Financing Rate Index + 0.44%), 5.20%, due 11/29/2024	1,069,221 (f)
	5,170,000	Medline Borrower LP, 3.88%, due 4/1/2029	4,523,508 (g)
	700,000	Thermo Fisher Scientific, Inc., (Secured Overnight Financing Rate Index + 0.39%), 5.23%, due 10/18/2023	699,038 (f)
			6,291,767
Healthcare - Services 0.9%
	2,125,000	Ascension Health, Series B, 3.11%, due 11/15/2039	1,708,919
		CHS/Community Health Systems, Inc.
	680,000	5.63%, due 3/15/2027	627,484 (g)
	2,509,000	8.00%, due 12/15/2027	2,485,050 (g)
	980,000	5.25%, due 5/15/2030	816,795 (g)
	1,210,000	4.75%, due 2/15/2031	976,154 (g)
	2,055,000	CommonSpirit Health, 4.19%, due 10/1/2049	1,690,393
		DaVita, Inc.
	1,700,000	4.63%, due 6/1/2030	1,480,817 (g)
	1,650,000	3.75%, due 2/15/2031	1,328,702 (g)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Healthcare - Services – cont'd
		HCA, Inc.
	$585,000	5.63%, due 9/1/2028	$597,165
	580,000	5.88%, due 2/1/2029	597,949
		Molina Healthcare, Inc.
	1,540,000	3.88%, due 11/15/2030	1,358,484 (g)
	2,725,000	3.88%, due 5/15/2032	2,335,278 (g)
	2,125,000	Mount Sinai Hospitals Group, Inc., Series 2019, 3.74%, due 7/1/2049	1,669,985
		Roche Holdings, Inc.
	945,000	(Secured Overnight Financing Rate + 0.56%), 5.36%, due 3/10/2025	943,110 (f)(g)
	5,035,000	2.61%, due 12/13/2051	3,510,313 (g)
	4,200,000	Tenet Healthcare Corp., 6.13%, due 10/1/2028	4,074,875
			26,201,473
Home Builders 0.2%
		KB Home
	1,485,000	7.25%, due 7/15/2030	1,526,350
	560,000	4.00%, due 6/15/2031	484,523
GBP	469,000	Maison Finco PLC, 6.00%, due 10/31/2027	477,731 (k)
	$2,675,000	Shea Homes LP/Shea Homes Funding Corp., 4.75%, due 2/15/2028	2,434,250
	630,000	Taylor Morrison Communities, Inc., 5.88%, due 6/15/2027	628,179 (g)
			5,551,033
Insurance 0.8%
	200,000	AIA Group Ltd., 5.63%, due 10/25/2027	208,639 (g)
		Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer
	3,525,000	6.75%, due 10/15/2027	3,290,565 (g)
	2,430,000	6.75%, due 4/15/2028	2,426,930 (g)
	540,000	AmWINS Group, Inc., 4.88%, due 6/30/2029	490,005 (g)
		AssuredPartners, Inc.
	3,170,000	7.00%, due 8/15/2025	3,138,300 (g)
	1,965,000	5.63%, due 1/15/2029	1,701,175 (g)
EUR	210,000	Athene Global Funding, 0.83%, due 1/8/2027	199,424 (k)
	$3,210,000	Corebridge Financial, Inc., 4.35%, due 4/5/2042	2,651,471 (g)
	1,995,000	GTCR AP Finance, Inc., 8.00%, due 5/15/2027	1,950,152 (g)
	1,695,000	HUB International Ltd., 7.00%, due 5/1/2026	1,687,456 (g)
	2,305,000	Liberty Mutual Group, Inc., 4.13%, due 12/15/2051	1,858,406 (g)(o)
		Protective Life Global Funding
	290,000	(Secured Overnight Financing Rate + 1.05%), 5.85%, due 12/11/2024	290,224 (f)(g)
	516,000	(Secured Overnight Financing Rate + 0.98%), 5.82%, due 3/28/2025	513,719 (f)(g)
	1,550,000	Prudential Financial, Inc., 5.13%, due 3/1/2052	1,402,333 (o)
			21,808,799
Internet 0.2%
		Netflix, Inc.
	390,000	5.88%, due 11/15/2028	409,731
	380,000	6.38%, due 5/15/2029	410,590
	975,000	Newfold Digital Holdings Group, Inc., 6.00%, due 2/15/2029	669,530 (g)
		Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
	1,860,000	4.75%, due 4/30/2027	1,613,550 (g)
	2,020,000	6.00%, due 2/15/2028	1,504,900 (g)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Internet – cont'd
United Group BV
EUR	800,000	4.00%, due 11/15/2027	$688,590 (k)
EUR	220,000	5.25%, due 2/1/2030	180,681 (k)
	$1,030,000	Ziff Davis, Inc., 4.63%, due 10/15/2030	904,991 (g)
6,382,563
Investment Companies 0.0%(m)
	255,000	CNCBINV 1 BVI Ltd., 1.75%, due 11/17/2024	241,855 (k)
	200,000	Grupo de Inversiones Suramericana SA, 5.50%, due 4/29/2026	191,053 (k)
	200,000	Huarong Finance 2019 Co. Ltd., 3.25%, due 11/13/2024	185,512 (k)
618,420
Iron - Steel 0.3%
Carpenter Technology Corp.
	149,000	6.38%, due 7/15/2028	147,696
	1,710,000	7.63%, due 3/15/2030	1,748,998
CSN Inova Ventures
	200,000	6.75%, due 1/28/2028	190,095 (k)
	3,010,000	6.75%, due 1/28/2028	2,860,921 (g)
Metinvest BV
	425,000	7.65%, due 10/1/2027	254,592 (g)
	2,140,000	7.75%, due 10/17/2029	1,219,800 (g)
	1,070,000	Periama Holdings LLC, 5.95%, due 4/19/2026	1,029,519 (k)
	200,000	POSCO, 4.38%, due 8/4/2025	196,949 (g)
7,648,570
Leisure Time 0.6%
Carnival Corp.
	2,030,000	7.63%, due 3/1/2026	1,856,202 (g)
	1,510,000	5.75%, due 3/1/2027	1,242,729 (g)
	2,795,000	9.88%, due 8/1/2027	2,865,523 (g)
	645,000	4.00%, due 8/1/2028	559,115 (g)
	1,505,000	Carnival Holdings Bermuda Ltd., 10.38%, due 5/1/2028	1,618,001 (g)
	1,448,000	NCL Corp. Ltd., 5.88%, due 2/15/2027	1,365,865 (g)
Pinnacle Bidco PLC
EUR	122,000	5.50%, due 2/15/2025	127,552 (k)
GBP	1,000,000	6.38%, due 2/15/2025	1,189,479 (k)
Royal Caribbean Cruises Ltd.
	$2,715,000	5.50%, due 8/31/2026	2,488,892 (g)
	4,395,000	5.50%, due 4/1/2028	3,875,492 (g)
	505,000	8.25%, due 1/15/2029	531,730 (g)
17,720,580
Lodging 0.5%
	2,120,000	Melco Resorts Finance Ltd., 5.63%, due 7/17/2027	1,893,134 (g)
	200,000	Studio City Finance Ltd., 6.00%, due 7/15/2025	183,906 (k)
	2,630,000	Wyndham Hotels & Resorts, Inc., 4.38%, due 8/15/2028	2,445,348 (g)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
	2,661,000	5.50%, due 3/1/2025	2,624,091 (g)
	4,900,000	5.25%, due 5/15/2027	4,713,821 (g)
	1,565,000	Wynn Macau Ltd., 5.50%, due 1/15/2026	1,448,488 (g)
13,308,788
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Machinery - Construction & Mining 0.1%
	$549,000	Caterpillar Financial Services Corp., (Secured Overnight Financing Rate + 0.27%), 5.07%, due 9/13/2024	$546,491 (f)
	2,705,000	Terex Corp., 5.00%, due 5/15/2029	2,515,950 (g)
3,062,441
Machinery - Diversified 0.3%
Chart Industries, Inc.
	2,625,000	7.50%, due 1/1/2030	2,703,750 (g)
	945,000	9.50%, due 1/1/2031	1,000,519 (g)
John Deere Capital Corp.
	709,000	(Secured Overnight Financing Rate + 0.12%), 4.96%, due 7/10/2023	708,785 (f)
	436,000	(Secured Overnight Financing Rate + 0.20%), 5.04%, due 10/11/2024	433,004 (f)
	138,000	(Secured Overnight Financing Rate + 0.56%), 5.33%, due 3/7/2025	137,123 (f)
	2,115,000	SPX FLOW, Inc., 8.75%, due 4/1/2030	1,771,508 (g)
EUR	650,000	TK Elevator Midco GmbH, 4.38%, due 7/15/2027	638,554 (k)
7,393,243
Media 2.4%
EUR	2,780,000	Altice Financing SA, 4.25%, due 8/15/2029	2,376,928 (k)
EUR	380,000	Altice Finco SA, 4.75%, due 1/15/2028	298,340 (k)
CCO Holdings LLC/CCO Holdings Capital Corp.
	$1,730,000	5.00%, due 2/1/2028	1,599,545 (g)
	1,645,000	4.75%, due 3/1/2030	1,415,352 (g)
	1,890,000	4.25%, due 2/1/2031	1,547,930 (g)
	4,305,000	4.75%, due 2/1/2032	3,562,306 (g)
	680,000	4.50%, due 5/1/2032	544,391
	700,000	4.50%, due 6/1/2033	557,209 (g)
	1,315,000	4.25%, due 1/15/2034	1,001,689 (g)
Charter Communications Operating LLC/Charter Communications Operating Capital
	7,020,000	4.80%, due 3/1/2050	5,316,165
	5,420,000	3.90%, due 6/1/2052	3,530,983
Comcast Corp.
	1,015,000	(3 mo. USD LIBOR + 0.63%), 5.89%, due 4/15/2024	1,016,900 (f)
	16,360,000	2.94%, due 11/1/2056	10,876,279
CSC Holdings LLC
	2,475,000	7.50%, due 4/1/2028	1,546,344 (g)
	1,160,000	6.50%, due 2/1/2029	968,522 (g)
	8,345,000	5.75%, due 1/15/2030	4,258,821 (g)
	1,835,000	4.63%, due 12/1/2030	895,713 (g)
	6,585,000	Discovery Communications LLC, 4.65%, due 5/15/2050	4,975,216
DISH DBS Corp.
	2,675,000	7.38%, due 7/1/2028	1,340,239
	2,275,000	5.13%, due 6/1/2029	1,049,194
McGraw-Hill Education, Inc.
	1,145,000	5.75%, due 8/1/2028	1,017,009 (g)
	1,445,000	8.00%, due 8/1/2029	1,242,700 (g)
	6,935,000	Paramount Global, 4.20%, due 5/19/2032	5,968,060
Sirius XM Radio, Inc.
	420,000	5.00%, due 8/1/2027	386,318 (g)
	1,065,000	5.50%, due 7/1/2029	948,628 (g)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Media – cont'd
Virgin Media Secured Finance PLC
GBP	358,000	5.00%, due 4/15/2027	$415,179 (k)
	$2,600,000	5.50%, due 5/15/2029	2,387,348 (g)
GBP	2,310,000	Virgin Media Vendor Financing Notes III DAC, 4.88%, due 7/15/2028	2,379,434 (k)
	$2,685,000	Virgin Media Vendor Financing Notes IV DAC, 5.00%, due 7/15/2028	2,407,071 (g)
EUR	1,887,000	Ziggo Bond Co. BV, 3.38%, due 2/28/2030	1,585,691 (k)
67,415,504
Mining 0.9%
	$200,000	Chinalco Capital Holdings Ltd., 2.13%, due 6/3/2026	183,728 (k)
	3,025,000	Corp. Nacional del Cobre de Chile, 3.15%, due 1/14/2030	2,731,171 (g)
	200,000	Endeavour Mining PLC, 5.00%, due 10/14/2026	173,260 (g)
First Quantum Minerals Ltd.
	305,000	7.50%, due 4/1/2025	304,222 (g)
	2,325,000	6.88%, due 3/1/2026	2,282,731 (g)
	2,825,000	6.88%, due 10/15/2027	2,742,650 (g)
FMG Resources August 2006 Pty Ltd.
	2,015,000	4.50%, due 9/15/2027	1,914,730 (g)
	1,770,000	5.88%, due 4/15/2030	1,716,535 (g)
	1,215,000	4.38%, due 4/1/2031	1,055,384 (g)
	915,000	6.13%, due 4/15/2032	885,297 (g)
Hudbay Minerals, Inc.
	4,440,000	4.50%, due 4/1/2026	4,134,630 (g)
	1,565,000	6.13%, due 4/1/2029	1,463,738 (g)
	4,035,000	Novelis Corp., 3.88%, due 8/15/2031	3,378,911 (g)
	214,000	Stillwater Mining Co., 4.00%, due 11/16/2026	192,005 (g)
	442,000	Volcan Cia Minera SAA, 4.38%, due 2/11/2026	334,845 (g)
23,493,837
Miscellaneous Manufacturer 0.0%(m)
	592,000	Siemens Financieringsmaatschappij NV, (Secured Overnight Financing Rate + 0.43%), 5.23%, due 3/11/2024	591,556 (f)(g)
Multi-National 0.0%(m)
	200,000	Africa Finance Corp., 3.88%, due 4/13/2024	194,078 (k)
	200,000	African Export-Import Bank, 2.63%, due 5/17/2026	179,560 (k)
	200,000	Banque Ouest Africaine de Developpement, 5.00%, due 7/27/2027	185,112 (k)
	200,000	Central American Bank for Economic Integration, 5.00%, due 2/9/2026	201,779 (g)
	287,000	Corp. Andina de Fomento, 2.25%, due 2/8/2027	263,130
1,023,659
Office - Business Equipment 0.0%(m)
	1,210,000	CDW LLC/CDW Finance Corp., 3.57%, due 12/1/2031	1,012,608
Oil & Gas 2.0%
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
	1,285,000	7.00%, due 11/1/2026	1,243,457 (g)
	3,625,000	8.25%, due 12/31/2028	3,511,292 (g)
	2,860,000	5.88%, due 6/30/2029	2,568,670 (g)
	10,165,000	BP Capital Markets PLC, 4.88%, due 3/22/2030	9,339,399 (o)(p)
Callon Petroleum Co.
	945,000	8.00%, due 8/1/2028	932,359 (g)
	1,035,000	7.50%, due 6/15/2030	983,060 (g)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Oil & Gas – cont'd
		Comstock Resources, Inc.
	$5,247,000	6.75%, due 3/1/2029	$4,750,515 (g)
	625,000	5.88%, due 1/15/2030	536,545 (g)
	700,000	CrownRock LP/CrownRock Finance, Inc., 5.63%, due 10/15/2025	691,033 (g)
		Ecopetrol SA
	200,000	4.13%, due 1/16/2025	191,849
	800,000	8.88%, due 1/13/2033	775,648
	1,215,000	5.88%, due 5/28/2045	793,212
	200,000	Geopark Ltd., 5.50%, due 1/17/2027	166,084 (k)
	174,800	Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.38%, due 6/1/2028	165,949 (k)
	1,345,000	KazMunayGas National Co. JSC, 5.75%, due 4/19/2047	1,062,550 (g)
	420,000	Korea National Oil Corp., 1.75%, due 4/18/2025	395,486 (g)
		Leviathan Bond Ltd.
	65,120	5.75%, due 6/30/2023	64,942 (k)
	106,000	6.13%, due 6/30/2025	103,122 (k)
	1,215,000	Medco Bell Pte. Ltd., 6.38%, due 1/30/2027	1,107,312 (g)
	2,265,000	Northern Oil & Gas, Inc., 8.13%, due 3/1/2028	2,236,687 (g)
		Occidental Petroleum Corp.
	1,385,000	5.88%, due 9/1/2025	1,399,718
	1,545,000	5.50%, due 12/1/2025	1,549,868
	620,000	5.55%, due 3/15/2026	625,202
	1,245,000	8.88%, due 7/15/2030	1,462,875
	1,820,000	6.63%, due 9/1/2030	1,942,850
	785,000	6.13%, due 1/1/2031	820,615
	1,595,000	6.60%, due 3/15/2046	1,702,072
	1,310,000	PDC Energy, Inc., 5.75%, due 5/15/2026	1,271,637
	955,000	Pertamina Persero PT, 6.45%, due 5/30/2044	991,908 (g)
	200,000	Petrobras Global Finance BV, 6.00%, due 1/27/2028	200,338
		Petroleos Mexicanos
	36,000	6.88%, due 10/16/2025	35,462
	14,000	6.49%, due 1/23/2027	12,538
	287,000	6.50%, due 3/13/2027	257,634
EUR	222,000	4.75%, due 2/26/2029	192,434 (k)
	$1,875,000	6.35%, due 2/12/2048	1,113,167
	4,480,000	7.69%, due 1/23/2050	2,985,975
	260,000	Pioneer Natural Resources Co., 0.55%, due 5/15/2023	259,566
	600,000	QatarEnergy, 1.38%, due 9/12/2026	544,696 (k)
EUR	520,000	Repsol International Finance BV, 4.25%, due 9/11/2028	513,936 (k)(o)(p)
	$685,000	Rockcliff Energy II LLC, 5.50%, due 10/15/2029	619,459 (g)
	940,000	Shell International Finance BV, (3 mo. USD LIBOR + 0.40%), 5.27%, due 11/13/2023	943,301 (f)
		Sinopec Group Overseas Development 2018 Ltd.
	200,000	2.15%, due 5/13/2025	189,444 (g)
	200,000	1.45%, due 1/8/2026	183,934 (g)
	3,630,000	Southwestern Energy Co., 4.75%, due 2/1/2032	3,200,770
	214,000	Tengizchevroil Finance Co. International Ltd., 2.63%, due 8/15/2025	191,530 (g)
	190,000	Tullow Oil PLC, 10.25%, due 5/15/2026	148,390 (g)
	82,000	YPF SA, 8.50%, due 3/23/2025	74,620 (g)
			55,053,110
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Packaging & Containers 0.7%
		Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
	$2,070,000	6.00%, due 6/15/2027	$2,059,764 (g)
	105,000	4.00%, due 9/1/2029	85,529 (g)
		Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
GBP	695,000	4.75%, due 7/15/2027	694,386 (k)
	$1,585,000	5.25%, due 8/15/2027	1,355,491 (g)
		Ball Corp.
	1,335,000	2.88%, due 8/15/2030	1,118,434
	685,000	3.13%, due 9/15/2031	570,504
	545,000	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co.-Issuer LLC, 6.00%, due 9/15/2028	453,011 (g)
EUR	225,000	Kleopatra Holdings 2 SCA, 6.50%, due 9/1/2026	131,377 (k)
		Mauser Packaging Solutions Holding Co.
	$3,180,000	7.88%, due 8/15/2026	3,225,555 (g)
	1,235,000	9.25%, due 4/15/2027	1,172,013 (g)
	2,665,000	Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc., 4.38%, due 10/15/2028	2,346,826 (g)
	110,000	Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, 4.00%, due 10/15/2027	99,001 (g)
	2,090,000	Sealed Air Corp., 5.00%, due 4/15/2029	2,003,202 (g)
		Trivium Packaging Finance BV
	2,525,000	5.50%, due 8/15/2026	2,451,405 (g)
	1,755,000	8.50%, due 8/15/2027	1,694,326 (g)
			19,460,824
Pharmaceuticals 0.8%
	540,000	AstraZeneca PLC, (3 mo. USD LIBOR + 0.67%), 5.54%, due 8/17/2023	540,361 (f)
EUR	895,000	Cheplapharm Arzneimittel GmbH, 4.38%, due 1/15/2028	900,040 (k)
	$245,000	Cigna Group, (3 mo. USD LIBOR + 0.89%), 6.15%, due 7/15/2023	245,095 (f)
	10,050,000	CVS Health Corp., 5.05%, due 3/25/2048	9,381,930
		Gruenenthal GmbH
EUR	720,000	3.63%, due 11/15/2026	746,972 (k)
EUR	125,000	4.13%, due 5/15/2028	126,078 (k)
	$5,120,000	Merck & Co., Inc., 2.90%, due 12/10/2061	3,490,165
		Teva Pharmaceutical Finance Netherlands II BV
EUR	1,020,000	1.88%, due 3/31/2027	947,519 (k)
EUR	2,515,000	1.63%, due 10/15/2028	2,120,228 (k)
	$6,380,000	Viatris, Inc., 4.00%, due 6/22/2050	4,138,844
			22,637,232
Pipelines 2.8%
		Buckeye Partners LP
	995,000	4.13%, due 3/1/2025	950,152 (g)
	500,000	5.85%, due 11/15/2043	384,770
	2,570,000	5.60%, due 10/15/2044	1,851,686
	2,765,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, due 6/15/2031	2,573,384 (g)
	1,630,000	DCP Midstream Operating LP, 5.85%, due 5/21/2043	1,629,024 (g)(o)
	3,535,000	DT Midstream, Inc., 4.13%, due 6/15/2029	3,132,904 (g)
	510,000	Enbridge, Inc., (Secured Overnight Financing Rate Index + 0.63%), 5.36%, due 2/16/2024	508,602 (f)
	5,425,000	Energy Transfer LP, Series B, 6.63%, due 2/15/2028	4,144,963 (o)(p)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Pipelines – cont'd
		Enterprise Products Operating LLC
	$1,110,000	3.90%, due 2/15/2024	$1,098,020
	6,985,000	4.20%, due 1/31/2050	5,846,292
		EQM Midstream Partners LP
	1,020,000	6.00%, due 7/1/2025	1,002,082 (g)
	535,000	7.50%, due 6/1/2027	533,085 (g)
	720,000	6.50%, due 7/1/2027	702,006 (g)
	3,110,000	5.50%, due 7/15/2028	2,834,838
	805,000	4.50%, due 1/15/2029	684,118 (g)
	595,000	7.50%, due 6/1/2030	577,546 (g)
	1,030,000	4.75%, due 1/15/2031	844,158 (g)
		Genesis Energy LP/Genesis Energy Finance Corp.
	705,000	6.50%, due 10/1/2025	690,151
	3,145,000	6.25%, due 5/15/2026	3,030,158
	1,070,000	8.00%, due 1/15/2027	1,067,773
	1,660,000	7.75%, due 2/1/2028	1,633,827
	3,655,000	Harvest Midstream I LP, 7.50%, due 9/1/2028	3,576,236 (g)
	2,215,000	ITT Holdings LLC, 6.50%, due 8/1/2029	1,839,048 (g)
		Kinder Morgan, Inc.
	568,000	5.63%, due 11/15/2023	567,836 (g)
	7,505,000	5.55%, due 6/1/2045	7,078,112
	1,200,000	Kinetik Holdings LP, 5.88%, due 6/15/2030	1,149,564 (g)
		New Fortress Energy, Inc.
	2,630,000	6.75%, due 9/15/2025	2,504,646 (g)
	4,515,000	6.50%, due 9/30/2026	4,157,549 (g)
	2,240,000	NuStar Logistics LP, 5.75%, due 10/1/2025	2,196,842
	600,000	Southern Gas Corridor CJSC, 6.88%, due 3/24/2026	616,452 (k)
	4,330,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, due 10/15/2026	4,156,800 (g)
		Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
	2,780,000	7.50%, due 10/1/2025	2,801,185 (g)
	1,935,000	6.00%, due 3/1/2027	1,866,941 (g)
	1,990,000	5.50%, due 1/15/2028	1,841,084 (g)
	3,980,000	6.00%, due 12/31/2030	3,534,832 (g)
	1,150,000	6.00%, due 9/1/2031	1,018,239 (g)
		Targa Resources Partners LP/Targa Resources Partners Finance Corp.
	170,000	6.50%, due 7/15/2027	173,221
	185,000	5.00%, due 1/15/2028	180,897
	165,000	6.88%, due 1/15/2029	168,514
	1,790,000	Western Midstream Operating LP, 4.30%, due 2/1/2030	1,633,928 (l)
			76,781,465
Real Estate 0.4%
		Aroundtown SA
GBP	638,000	4.75%, due 6/25/2024	277,569 (k)(o)(p)
EUR	200,000	0.38%, due 4/15/2027	155,567 (k)
	$1,305,000	Country Garden Holdings Co. Ltd., 4.80%, due 8/6/2030	524,178 (k)
EUR	1,000,000	Emeria SASU, 3.38%, due 3/31/2028	860,014 (k)
EUR	250,000	Flamingo Lux II SCA, 5.00%, due 3/31/2029	201,178 (k)
		Grand City Properties SA
EUR	100,000	2.50%, due 7/24/2023	45,790 (k)(o)(p)
EUR	100,000	1.50%, due 3/11/2026	38,966 (k)(o)(p)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Real Estate – cont'd
EUR	200,000	Heimstaden Bostad AB, 3.38%, due 1/15/2026	$123,397 (k)(o)(p)
	$200,000	Longfor Group Holdings Ltd., 4.50%, due 1/16/2028	164,500 (k)
		Realogy Group LLC/Realogy Co.-Issuer Corp.
	4,396,000	5.75%, due 1/15/2029	3,264,030 (g)
	6,030,000	5.25%, due 4/15/2030	4,299,137 (g)
		Samhallsbyggnadsbolaget i Norden AB
EUR	120,000	2.63%, due 12/14/2025	48,924 (k)(o)(p)
EUR	634,000	1.00%, due 8/12/2027	469,968 (k)
EUR	600,000	Vivion Investments Sarl, 3.00%, due 8/8/2024	478,993 (k)
			10,952,211
Real Estate Investment Trusts 1.3%
EUR	250,000	American Tower Corp., 0.88%, due 5/21/2029	225,278
EUR	219,000	Digital Dutch Finco BV, 1.25%, due 2/1/2031	180,912 (k)
	$3,125,000	EPR Properties, 3.75%, due 8/15/2029	2,492,126
	650,000	Iron Mountain Information Management Services, Inc., 5.00%, due 7/15/2032	569,397 (g)
		Iron Mountain, Inc.
	1,660,000	4.88%, due 9/15/2027	1,582,140 (g)
	4,505,000	5.25%, due 3/15/2028	4,333,185 (g)
	1,585,000	5.00%, due 7/15/2028	1,491,841 (g)
	2,935,000	4.88%, due 9/15/2029	2,676,922 (g)
	805,000	5.25%, due 7/15/2030	741,427 (g)
	670,000	4.50%, due 2/15/2031	582,556 (g)
	3,335,000	5.63%, due 7/15/2032	3,028,903 (g)
		MPT Operating Partnership LP/MPT Finance Corp.
	2,670,000	4.63%, due 8/1/2029	2,021,249
	2,540,000	3.50%, due 3/15/2031	1,736,173
	5,030,000	RHP Hotel Properties LP/RHP Finance Corp., 4.75%, due 10/15/2027	4,728,200
	2,445,000	RLJ Lodging Trust LP, 3.75%, due 7/1/2026	2,259,473 (g)
		Simon Property Group LP
	120,000	2.75%, due 6/1/2023	119,724
	595,000	3.75%, due 2/1/2024	586,800
	2,305,000	Starwood Property Trust, Inc., 5.50%, due 11/1/2023	2,287,736 (g)
		Trust Fibra Uno
	200,000	5.25%, due 12/15/2024	195,952 (k)
	200,000	5.25%, due 1/30/2026	192,523 (g)
EUR	100,000	Unibail-Rodamco-Westfield SE, 2.13%, due 7/25/2023	96,692 (k)(o)(p)
	$835,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, due 2/15/2028	799,009 (g)
	1,920,000	XHR LP, 6.38%, due 8/15/2025	1,893,245 (g)
			34,821,463
Retail 0.9%
		1011778 BC ULC/New Red Finance, Inc.
	2,360,000	3.88%, due 1/15/2028	2,213,533 (g)
	870,000	4.38%, due 1/15/2028	813,306 (g)
	1,520,000	4.00%, due 10/15/2030	1,326,932 (g)
EUR	610,000	Afflelou SAS, 4.25%, due 5/19/2026	627,022 (k)
	$215,000	Alsea SAB de CV, 7.75%, due 12/14/2026	213,577 (g)
GBP	468,000	B&M European Value Retail SA, 3.63%, due 7/15/2025	554,350 (k)
	$2,255,000	Bath & Body Works, Inc., 6.63%, due 10/1/2030	2,164,720 (g)
	2,345,000	Beacon Roofing Supply, Inc., 4.50%, due 11/15/2026	2,220,701 (g)
	200,000	CK Hutchison International 23 Ltd., 4.75%, due 4/21/2028	202,076 (g)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Retail – cont'd
		Dufry One BV
EUR	200,000	2.50%, due 10/15/2024	$215,910 (k)
EUR	955,000	2.00%, due 2/15/2027	914,053 (k)
EUR	863,000	3.38%, due 4/15/2028	839,528 (k)
EUR	800,000	eG Global Finance PLC, 4.38%, due 2/7/2025	820,902 (k)
		Macy's Retail Holdings LLC
	$2,455,000	5.88%, due 3/15/2030	2,179,881 (g)
	1,370,000	4.50%, due 12/15/2034	982,386
	305,000	5.13%, due 1/15/2042	199,955
EUR	852,000	Maxeda DIY Holding BV, 5.88%, due 10/1/2026	704,480 (k)
	$250,000	Starbucks Corp., (Secured Overnight Financing Rate Index + 0.42%), 5.14%, due 2/14/2024	249,853 (f)
	1,435,000	White Cap Parent LLC, 8.25% Cash/9.00% PIK, due 3/15/2026	1,315,711 (g)(n)
	5,945,000	Yum! Brands, Inc., 5.38%, due 4/1/2032	5,798,981
			24,557,857
Semiconductors 0.4%
		Analog Devices, Inc.
	964,000	(Secured Overnight Financing Rate + 0.25%), 5.09%, due 10/1/2024	957,346 (f)
	1,950,000	2.95%, due 10/1/2051	1,416,439
	8,555,000	Broadcom, Inc., 3.14%, due 11/15/2035	6,622,940 (g)
	410,000	NVIDIA Corp., 0.31%, due 6/15/2023	407,796
		SK Hynix, Inc.
	200,000	6.25%, due 1/17/2026	200,428 (g)
	200,000	6.38%, due 1/17/2028	201,118 (g)
			9,806,067
Software 0.6%
		MSCI, Inc.
	650,000	3.63%, due 9/1/2030	560,735 (g)
	660,000	3.63%, due 11/1/2031	561,092 (g)
	690,000	3.25%, due 8/15/2033	560,625 (g)
		Oracle Corp.
	8,350,000	4.00%, due 11/15/2047	6,413,540
	4,960,000	3.95%, due 3/25/2051	3,744,849
	5,420,000	5.55%, due 2/6/2053	5,207,189
EUR	855,000	Playtech PLC, 4.25%, due 3/7/2026	911,506 (k)
			17,959,536
Telecommunications 2.7%
		Altice France Holding SA
EUR	600,000	8.00%, due 5/15/2027	471,815 (k)
EUR	394,000	4.00%, due 2/15/2028	260,579 (k)
	$3,760,000	6.00%, due 2/15/2028	2,315,298 (g)
		Altice France SA
EUR	200,000	3.38%, due 1/15/2028	168,100 (k)
	$3,155,000	5.50%, due 1/15/2028	2,483,769 (g)
EUR	2,200,000	4.13%, due 1/15/2029	1,809,445 (k)
		AT&T, Inc.
	$465,000	(Secured Overnight Financing Rate Index + 0.64%), 5.48%, due 3/25/2024	464,141 (f)
	8,117,000	4.50%, due 3/9/2048	7,003,885
	2,635,000	3.65%, due 6/1/2051	1,964,585
	3,045,000	3.50%, due 9/15/2053	2,183,953
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Telecommunications – cont'd
	$920,000	C&W Senior Financing DAC, 6.88%, due 9/15/2027	$805,000 (g)
	2,215,000	CommScope Technologies LLC, 5.00%, due 3/15/2027	1,530,254 (g)
		CommScope, Inc.
	2,045,000	8.25%, due 3/1/2027	1,581,024 (g)
	1,045,000	7.13%, due 7/1/2028	749,787 (g)
	2,055,000	4.75%, due 9/1/2029	1,659,507 (g)
EUR	809,000	eircom Finance DAC, 3.50%, due 5/15/2026	840,388 (k)
		Frontier Communications Holdings LLC
	$1,550,000	5.88%, due 10/15/2027	1,426,751 (g)
	1,205,000	5.00%, due 5/1/2028	1,058,125 (g)
	1,445,000	5.88%, due 11/1/2029	1,099,065
	1,100,000	8.75%, due 5/15/2030	1,088,011 (g)
		Iliad Holding SASU
	555,000	6.50%, due 10/15/2026	534,027 (g)
EUR	1,299,000	5.63%, due 10/15/2028	1,305,318 (k)
	$495,000	7.00%, due 10/15/2028	468,352 (g)
EUR	785,000	Koninklijke KPN NV, 6.00%, due 9/21/2027	867,448 (k)(o)(p)
		Level 3 Financing, Inc.
	$2,725,000	4.63%, due 9/15/2027	1,683,040 (g)
	1,940,000	3.63%, due 1/15/2029	1,084,993 (g)
	585,000	3.75%, due 7/15/2029	329,226 (g)
		Lorca Telecom Bondco SA
EUR	380,000	4.00%, due 9/18/2027	384,178 (g)
EUR	4,045,000	4.00%, due 9/18/2027	4,090,909 (k)
	$2,240,000	Oztel Holdings SPC Ltd., 6.63%, due 4/24/2028	2,332,602 (g)
EUR	860,000	PLT VII Finance Sarl, 4.63%, due 1/5/2026	889,947 (k)
	$2,867,000	Rogers Communications, Inc., 3.80%, due 3/15/2032	2,581,552 (g)
EUR	110,000	SoftBank Group Corp., 5.00%, due 4/15/2028	106,241 (k)
	$470,000	Sprint Capital Corp., 8.75%, due 3/15/2032	574,488
	180,000	Sprint LLC, 7.63%, due 2/15/2025	185,464
EUR	820,000	Telecom Italia SpA, 3.00%, due 9/30/2025	850,736 (k)
		Telefonica Europe BV
EUR	1,500,000	7.13%, due 8/23/2028	1,679,709 (k)(o)(p)
EUR	500,000	2.88%, due 6/24/2027	466,297 (k)(o)(p)
		T-Mobile USA, Inc.
	$4,505,000	4.50%, due 4/15/2050	3,948,140
	8,955,000	3.40%, due 10/15/2052	6,479,301
		Verizon Communications, Inc.
	865,000	(Secured Overnight Financing Rate Index + 0.50%), 5.33%, due 3/22/2024	864,197 (f)
	8,555,000	2.36%, due 3/15/2032	7,023,130
	5,405,000	2.99%, due 10/30/2056	3,494,781
	250,000	VF Ukraine PAT via VFU Funding PLC, 6.20%, due 2/11/2025	149,375 (k)
EUR	500,000	Wp/ap Telecom Holdings III BV, 5.50%, due 1/15/2030	449,223 (k)
			73,786,156
Transportation 0.1%
	$680,918	MV24 Capital BV, 6.75%, due 6/1/2034	608,042 (g)
GBP	769,000	National Express Group PLC, 4.25%, due 11/26/2025	847,969 (k)(o)(p)
	$190,000	Union Pacific Corp., 3.50%, due 6/8/2023	189,662
			1,645,673
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Trucking & Leasing 0.1%
	$1,722,000	AerCap Global Aviation Trust, 6.50%, due 6/15/2045	$1,617,444 (g)(o)
Water 0.1%
	2,275,000	Solaris Midstream Holdings LLC, 7.63%, due 4/1/2026	2,184,000 (g)
EUR	250,000	Thames Water Utilities Finance PLC, 1.25%, due 1/31/2032	213,291 (k)
EUR	200,000	Veolia Environnement SA, 2.50%, due 1/20/2029	181,273 (k)(o)(p)
			2,578,564
Total Corporate Bonds (Cost $1,372,871,274)			1,218,061,111

Loan Assignments 0.0%(m)
Telecommunications 0.0%(m)
		GTT Communications, Inc.
	$221,065	Term Loan, (1 mo. USD Term SOFR + 7.10%), due 12/30/2027	181,273
	176,264	Term Loan, (3 mo. USD Term SOFR + 9.10%), 14.00%, due 6/30/2028	91,657
			272,930
Utilities 0.0%(m)
	679,911	Nautilus Power LLC, Term Loan B, (3 mo. USD Term SOFR + 5.25%), 10.24%, due 11/16/2026	436,843
Total Loan Assignments (Cost $1,076,699)			709,773
Foreign Government Securities 4.9%
	206,000	Airport Authority, 1.75%, due 1/12/2027	189,549 (g)
		Angolan Government International Bonds
	200,000	8.25%, due 5/9/2028	174,880 (k)
	1,280,000	8.00%, due 11/26/2029	1,075,200 (g)
	2,755,000	9.38%, due 5/8/2048	2,107,024 (g)
	750,000	9.13%, due 11/26/2049	558,663 (g)
		Argentine Republic Government International Bonds
	175,982	1.00%, due 7/9/2029	41,350
	195,940	0.50%, due 7/9/2030	47,460 (l)
EUR	353,000	Austria Government Bonds, 0.90%, due 2/20/2032	328,357 (k)
	$200,000	Bahamas Government International Bonds, 6.00%, due 11/21/2028	152,603 (k)
EUR	100,000	Bank Gospodarstwa Krajowego, 5.13%, due 2/22/2033	114,257 (k)
	$500,000	Bermuda Government International Bonds, 3.72%, due 1/25/2027	482,975 (k)
	1,250,000	Brazil Government International Bonds, 6.00%, due 10/20/2033	1,228,300
	207,458	Brazil Loan Trust 1, 5.48%, due 7/24/2023	205,384 (k)
		Brazil Notas do Tesouro Nacional
BRL	6,083,000	Series F, 10.00%, due 1/1/2025	1,182,273
BRL	9,105,000	Series F, 10.00%, due 1/1/2029	1,678,385
BRL	6,760,000	Series F, 10.00%, due 1/1/2031	1,224,573
		Bundesrepublik Deutschland Bundesanleihe
EUR	177,000	0.50%, due 2/15/2028	179,443 (k)
EUR	121,000	0.00%, due 2/15/2030	114,619 (k)
EUR	40,566	0.00%, due 8/15/2031	37,191 (k)
EUR	761,218	Series G, 0.00%, due 8/15/2031	698,483 (k)
EUR	136,900	2.50%, due 8/15/2046	153,718 (k)
	$400,000	Chile Government International Bonds, 2.75%, due 1/31/2027	377,380
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Foreign Government Securities – cont'd
		Colombia Government International Bonds
EUR	100,000	3.88%, due 3/22/2026	$104,868
	$750,000	3.88%, due 4/25/2027	675,412
	1,105,000	3.00%, due 1/30/2030	848,038
	600,000	7.50%, due 2/2/2034	574,771
	1,005,000	5.00%, due 6/15/2045	674,199
		Colombian TES
COP	4,064,100,000	Series B, 6.00%, due 4/28/2028	693,050
COP	10,451,500,000	Series B, 7.00%, due 6/30/2032	1,632,013
COP	7,220,600,000	Series B, 7.25%, due 10/18/2034	1,093,481
		Dominican Republic International Bonds
	$350,000	8.63%, due 4/20/2027	366,065 (k)
	200,000	5.50%, due 2/22/2029	190,313 (k)
	4,380,000	6.85%, due 1/27/2045	3,934,778 (g)
		Ecuador Government International Bonds
	1,020,000	5.50%, due 7/31/2030	538,107 (g)(l)
	175,503	5.50%, due 7/31/2030	92,588 (k)(l)
	1,400,000	2.50%, due 7/31/2035	511,954 (g)(l)
		Egypt Government International Bonds
	200,000	5.75%, due 5/29/2024	166,200 (k)
EUR	450,000	4.75%, due 4/11/2025	360,801 (k)
	$755,000	5.88%, due 2/16/2031	401,992 (g)
	3,140,000	8.50%, due 1/31/2047	1,650,949 (g)
		El Salvador Government International Bonds
	200,000	8.63%, due 2/28/2029	116,451 (k)
	485,000	9.50%, due 7/15/2052	263,131 (g)
EUR	33,000	Estonia Government International Bonds, 4.00%, due 10/12/2032	37,288 (k)
		European Union
EUR	434,000	0.00%, due 7/6/2026	436,686 (k)
EUR	350,000	2.00%, due 10/4/2027	371,586 (k)
EUR	190,000	1.63%, due 12/4/2029	193,039 (k)
EUR	158,000	2.75%, due 12/4/2037	164,163 (k)
EUR	161,000	3.38%, due 10/4/2038	178,454 (i)(k)
EUR	58,733	1.25%, due 2/4/2043	45,369 (k)
		French Republic Government Bonds OAT
EUR	174,000	0.50%, due 5/25/2025	182,900 (k)
EUR	475,000	0.00%, due 2/25/2026	485,367 (k)
EUR	115,513	1.00%, due 5/25/2027	119,245 (k)
EUR	85,300	0.75%, due 2/25/2028	86,013 (k)
EUR	127,000	0.75%, due 5/25/2028	127,522 (k)
EUR	571,704	1.50%, due 5/25/2031	576,267 (k)
EUR	143,000	0.00%, due 11/25/2031	124,838 (k)
EUR	391,503	2.00%, due 11/25/2032	401,766 (k)
EUR	447,142	1.25%, due 5/25/2038	380,527 (k)
EUR	120,000	1.50%, due 5/25/2050	90,999 (k)
EUR	58,847	0.75%, due 5/25/2052	34,835 (k)
EUR	47,300	1.75%, due 5/25/2066	35,081 (k)
	$200,000	Ghana Government International Bonds, 6.38%, due 2/11/2027	71,690 (k)(q)
EUR	850,000	Hellenic Republic Government Bonds, 3.88%, due 6/15/2028	941,425 (k)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Foreign Government Securities – cont'd
		Hungary Government Bonds
HUF	254,230,000	6.75%, due 10/22/2028	$688,115
HUF	1,732,070,000	3.25%, due 10/22/2031	3,710,133
EUR	81,000	Hungary Government International Bonds, 5.00%, due 2/22/2027	90,429 (k)
		Indonesia Government International Bonds
EUR	100,000	1.75%, due 4/24/2025	105,548
	$4,110,000	4.63%, due 4/15/2043	3,906,204 (g)
		Indonesia Treasury Bonds
IDR	14,549,000,000	6.13%, due 5/15/2028	985,807
IDR	54,478,000,000	8.25%, due 5/15/2029	4,045,186
IDR	26,460,000,000	7.00%, due 9/15/2030	1,851,118
IDR	15,175,000,000	7.00%, due 2/15/2033	1,066,225
EUR	50,000	Ireland Government Bonds, 3.00%, due 10/18/2043	53,679 (k)
		Italy Buoni Poliennali Del Tesoro
EUR	664,000	1.75%, due 5/30/2024	718,595 (k)
EUR	933,000	1.45%, due 11/15/2024	999,912 (k)
EUR	363,000	3.40%, due 3/28/2025	399,602 (k)
EUR	216,201	1.40%, due 5/26/2025	235,254 (d)(k)
EUR	224,000	1.85%, due 7/1/2025	239,428 (k)
EUR	423,000	0.00%, due 4/1/2026	421,973 (k)
EUR	88,000	1.60%, due 6/1/2026	91,796 (k)
EUR	337,000	0.00%, due 8/1/2026	332,324 (k)
EUR	142,000	2.05%, due 8/1/2027	147,484 (k)
EUR	213,000	4.00%, due 2/1/2037	226,297 (k)
		Ivory Coast Government International Bonds
EUR	600,000	5.25%, due 3/22/2030	538,751 (k)
	$226,839	5.75%, due 12/31/2032	208,678 (k)(l)
	3,715,000	6.13%, due 6/15/2033	3,131,745 (g)
EUR	100,000	Kazakhstan Government International Bonds, 0.60%, due 9/30/2026	96,588 (k)
		Kingdom of Belgium Government Bonds
EUR	102,000	Series 97, 3.00%, due 6/22/2033	112,339 (k)
EUR	172,097	Series 84, 1.45%, due 6/22/2037	151,979 (k)
EUR	63,778	Series 90, 0.40%, due 6/22/2040	43,649 (k)
EUR	126,000	Series 98, 3.30%, due 6/22/2054	134,573 (k)
	$400,000	Korea Housing Finance Corp., 4.63%, due 2/24/2028	402,292 (g)
EUR	122,000	Lithuania Government International Bonds, 2.13%, due 6/1/2032	117,000 (k)
		Mexico Bonos
MXN	34,647,100	Series M20, 8.50%, due 5/31/2029	1,896,297
MXN	56,380,000	Series M, 7.75%, due 5/29/2031	2,941,813
MXN	153,500,000	Series M, 7.50%, due 5/26/2033	7,784,750
		Mexico Government International Bonds
	$4,250,000	3.50%, due 2/12/2034	3,650,030
	4,240,000	4.40%, due 2/12/2052	3,382,237
	1,155,000	Mongolia Government International Bonds, 5.13%, due 4/7/2026	1,060,731 (g)
	200,000	Morocco Government International Bonds, 5.95%, due 3/8/2028	204,756 (k)
		Netherlands Government Bonds
EUR	263,397	0.00%, due 7/15/2030	241,784 (k)
EUR	255,658	0.00%, due 7/15/2031	228,157 (k)
EUR	350,633	4.00%, due 1/15/2037	438,940 (k)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Foreign Government Securities – cont'd
		Oman Government International Bonds
	$1,810,000	6.25%, due 1/25/2031	$1,871,377 (g)
	2,765,000	7.00%, due 1/25/2051	2,740,806 (g)
		Panama Government International Bonds
	100,000	8.88%, due 9/30/2027	116,250
	1,835,000	2.25%, due 9/29/2032	1,416,631
	2,475,000	3.30%, due 1/19/2033	2,088,959
	1,775,000	Paraguay Government International Bonds, 4.95%, due 4/28/2031	1,715,615 (g)
PEN	20,594,000	Peru Government Bonds, 6.15%, due 8/12/2032	5,081,582
PEN	8,600,000	Peruvian Government International Bonds, 6.90%, due 8/12/2037	2,181,895 (k)
		Poland Government Bonds
PLN	6,264,000	7.50%, due 7/25/2028	1,608,215
PLN	15,956,000	6.00%, due 10/25/2033	3,883,479
		Poland Government International Bonds
	$160,000	5.50%, due 11/16/2027	167,520
EUR	49,000	3.88%, due 2/14/2033	53,260 (k)
		Portugal Obrigacoes do Tesouro OT
EUR	3,500,000	4.95%, due 10/25/2023	3,884,335 (k)
EUR	163,500	1.95%, due 6/15/2029	171,389 (k)
EUR	295,000	0.30%, due 10/17/2031	259,113 (k)
EUR	748,000	1.65%, due 7/16/2032	726,231 (k)
EUR	220,000	3.50%, due 6/18/2038	242,407 (k)
	$203,578	Provincia de Cordoba, 6.88%, due 12/10/2025	168,525 (k)(l)
	1,440,000	Qatar Government International Bonds, 4.40%, due 4/16/2050	1,348,200 (g)
		Romania Government Bonds
RON	10,550,000	4.85%, due 7/25/2029	2,071,645
RON	21,975,000	8.25%, due 9/29/2032	5,197,431
		Romania Government International Bonds
EUR	50,000	2.75%, due 2/26/2026	52,077 (k)
	$234,000	3.00%, due 2/27/2027	213,404 (k)
EUR	166,000	2.88%, due 5/26/2028	162,138 (k)
EUR	237,000	6.63%, due 9/27/2029	267,944 (k)
EUR	191,000	3.62%, due 5/26/2030	180,044 (k)
EUR	153,000	1.75%, due 7/13/2030	125,622 (k)
	$3,210,000	3.00%, due 2/14/2031	2,677,140 (k)
EUR	221,000	2.00%, due 1/28/2032	174,067 (k)
	$1,280,000	3.63%, due 3/27/2032	1,092,690 (g)
EUR	87,000	3.88%, due 10/29/2035	73,735 (k)
	$1,370,000	4.00%, due 2/14/2051	949,054 (g)
	2,666,000	4.00%, due 2/14/2051	1,845,997 (k)
		Saudi Government International Bonds
	1,645,000	3.25%, due 11/17/2051	1,178,725 (g)
	1,265,000	3.75%, due 1/21/2055	975,682 (g)
EUR	350,000	Serbia International Bonds, 3.13%, due 5/15/2027	347,364 (k)
EUR	93,500	Slovakia Government Bonds, 3.75%, due 2/23/2035	100,644 (k)
		South Africa Government Bonds
ZAR	48,062,846	8.00%, due 1/31/2030	2,353,183
ZAR	21,213,555	8.25%, due 3/31/2032	988,980
ZAR	14,385,261	8.50%, due 1/31/2037	618,274
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Foreign Government Securities – cont'd
		South Africa Government International Bonds
	$1,830,000	5.65%, due 9/27/2047	$1,319,313
	1,055,000	5.75%, due 9/30/2049	755,566
		Spain Government Bonds
EUR	206,000	2.75%, due 10/31/2024	226,053 (k)
EUR	448,000	1.45%, due 10/31/2027	462,362 (k)
EUR	217,000	3.15%, due 4/30/2033	234,676 (k)
EUR	66,000	0.85%, due 7/30/2037	50,250 (k)
EUR	430,000	0.85%, due 7/30/2037	327,384 (k)
EUR	29,000	1.00%, due 7/30/2042	19,914 (k)
		Sri Lanka Government International Bonds
	$302,000	6.85%, due 3/14/2024	99,711 (k)(q)
	200,000	6.35%, due 6/28/2024	65,995 (k)(q)
EUR	185,000	State of North Rhine-Westphalia, 1.65%, due 2/22/2038	166,715 (k)
		Ukraine Government International Bonds
	$200,000	8.99%, due 2/1/2026	34,773 (k)
	4,140,000	7.25%, due 3/15/2035	678,794 (g)
	1,230,000	Uruguay Government International Bonds, 5.10%, due 6/18/2050	1,258,064
	1,295,300	Venezuela Government International Bonds, 8.25%, due 10/13/2024	129,530 (k)(q)
Total Foreign Government Securities (Cost $158,219,275)			136,609,215

Convertible Bonds 0.0%(m)
Media 0.0%(m)
	1,310,000	DISH Network Corp., 3.38%, due 8/15/2026 (Cost $1,235,006)	617,010

Municipal Notes 1.2%
California 0.3%
	1,370,000	Bay Area Toll Authority Toll Bridge Revenue (Build America Bonds), Series 2010-S1, 7.04%, due 4/1/2050	1,810,610
	1,370,000	California State General Obligation (Build America Bonds), Series 2010, 7.63%, due 3/1/2040	1,786,122
	2,055,000	California State University Refunding Revenue, Series 2020-B, 2.98%, due 11/1/2051	1,518,970
	2,120,000	Foothill-Eastern Transportation Corridor Agency Toll Road Revenue Refunding, Series 2019-A, (AGM Insured), 3.92%, due 1/15/2053	1,749,048
	1,105,000	Los Angeles Community College District General Obligation (Build America Bonds), Series 2010, 6.75%, due 8/1/2049	1,390,790
	1,710,000	University of California Regents Medical Center Pooled Revenue, Series 2020-N, 3.01%, due 5/15/2050	1,254,437
			9,509,977
Massachusetts 0.0%(m)
	1,060,000	Massachusetts State Education Financing Authority Revenue Refunding, Series 2018-A, 4.08%, due 7/1/2027	1,028,621
Michigan 0.1%
	1,770,000	Michigan Finance Authority Hospital Revenue Refunding (Trinity Health Credit Group), Series 2019-T, 3.38%, due 12/1/2040	1,479,810
Nevada 0.1%
	2,055,000	Clark County Nevada General Obligation (Las Vegas Convention & Visitors Authority), Series 2019-D, 3.23%, due 7/1/2044	1,613,682
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)		Value

New Jersey 0.0%(m)
$695,000	Atlantic City General Obligation Refunding, Series 2018, 4.29%, due 9/1/2026	$682,714
545,000	New Jersey State Housing & Mortgage Finance Agency Revenue Refunding (Single Family Housing), Series 2018-BB, 3.80%, due 10/1/2032	528,729
		1,211,443
New York 0.1%
2,740,000	New York State Dormitory Authority Revenue Non State Supported Debt Refunding (New York University), Series 2020-B, 2.69%, due 7/1/2040	2,108,867
Ohio 0.2%
2,055,000	Highland Local School District General Obligation Refunding, Series 2020, 3.19%, due 12/1/2049	1,532,365
2,055,000	JobsOhio Beverage Systems Statewide Liquor Profits Revenue Refunding, Series 2020-A, 2.83%, due 1/1/2038	1,684,043
2,230,000	Ohio State Turnpike Commission Junior Lien Revenue Refunding (Infrastructure Project), Series 2020-A, 3.22%, due 2/15/2048	1,674,183
2,055,000	Ohio University General Receipt Athens Refunding Revenue, Series 2020, 2.91%, due 12/1/2043	1,518,059
		6,408,650
Pennsylvania 0.1%
2,055,000	Commonwealth Financing Authority Revenue Refunding, Series 2020-C, 3.53%, due 6/1/2042	1,691,420
Texas 0.2%
2,125,000	Central Texas Turnpike System First Tier Revenue Refunding, Series 2020-C, 3.03%, due 8/15/2041	1,579,053
1,710,000	Dallas Area Rapid Transit Sales Tax Revenue Refunding, Series 2020-C, 2.82%, due 12/1/2042	1,298,011
2,055,000	Grand Parkway Transportation Corp. System Subordinated Tier Toll Revenue Refunding, Series 2020-B, 3.24%, due 10/1/2052	1,551,412
1,410,000	Texas State Private Activity Bond Surface Transportation Corp. Senior Lien Revenue Refunding (North Tarrant Express Managed Lanes Project), Series 2019-B, 3.92%, due 12/31/2049	1,189,362
		5,617,838
Utah 0.1%
2,055,000	Utah State Transit Authority Sales Tax Revenue Refunding, Series 2020, 2.77%, due 12/15/2038	1,608,531
Total Municipal Notes (Cost $41,288,849)		32,278,839
Number of Shares

Common Stocks 0.0%(m)
Real Estate Management & Development 0.0%(m)
4,493	GTT Communications, Inc. (Cost $121,311)	59,307 *
Closed-End Funds 0.0%(m)
Investment Companies 0.0%(m)(r)
1,588,950	Neuberger Berman Global Monthly Income Fund Ltd. (Cost $1,929,969)	1,457,747
Total Purchased Option Contracts 0.0%(m)(s) (Cost $58,000)		63,673
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Number of Shares		Value

Short-Term Investments 3.5%
Commercial Paper 0.1%
870,000	Amazon.com, Inc., 4.71%, due 5/16/2023	$867,872 (t)
825,000	Johnson & Johnson, 4.80%, due 7/6/2023	817,279 (t)
		1,685,151
Investment Companies 3.4%
93,866,561	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.76%(t)	93,866,561
Total Short-Term Investments (Cost $95,552,594)		95,551,712
Total Investments 123.6% (Cost $3,695,326,245)		3,415,562,515
Liabilities Less Other Assets (23.6)%		(651,670,902)(u)
Net Assets 100.0%		$2,763,891,613

*	Non-income producing security.
(a)	Principal amount is stated in the currency in which the security is denominated.
(b)	Rate shown was the discount rate at the date of purchase.
(c)	All or a portion of the security is pledged as collateral for futures.
(d)	Index-linked bond whose principal amount adjusts according to a government retail price index.
(e)
Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only"
holding.

(f)	Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2023 and changes periodically.
(g)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2023, these securities amounted to $1,036,217,094, which represents 37.5% of net assets of the Fund.

(h)
Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30,
2023.

(i)	All or a portion of this security was purchased on a delayed delivery basis.
(j)
TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities
(excluding forward sales contracts, if any) at April 30, 2023 amounted to $609,365,712, which represents
22.0% of net assets of the Fund.

(k)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2023 amounted to $144,452,394, which represents 5.2% of net assets of the
Fund.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
(l)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
April 30, 2023.

(m)	Represents less than 0.05% of net assets of the Fund.
(n)	Payment-in-kind (PIK) security.
(o)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(p)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.
(q)	Defaulted security.
(r)	Affiliated company as defined under the Investment Company Act of 1940, as amended (see Note F of Notes to Financial Statements).
(s)	See "Purchased option contracts" under Derivative Instruments.
(t)	Represents 7-day effective yield as of April 30, 2023.
(u)	Includes the impact of the Fund’s open positions in derivatives at April 30, 2023.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$2,750,515,832	99.5%
Cayman Islands	99,443,217	3.6%
United Kingdom	88,210,533	3.2%
France	29,858,658	1.1%
Mexico	28,936,486	1.0%
Canada	25,133,802	0.9%
Germany	22,609,764	0.8%
Netherlands	21,271,177	0.8%
Spain	18,767,122	0.7%
Switzerland	17,907,834	0.6%
Romania	15,082,988	0.5%
Indonesia	14,059,308	0.5%
Brazil	13,714,106	0.5%
Luxembourg	13,684,329	0.5%
Australia	10,870,682	0.4%
Italy	10,384,408	0.4%
Colombia	10,065,642	0.4%
Ireland	8,257,326	0.3%
Peru	7,994,516	0.3%
Sweden	7,768,294	0.3%
South Africa	7,186,586	0.3%
Oman	6,944,785	0.3%
Portugal	6,151,772	0.2%
Chile	6,051,325	0.2%
Poland	5,826,731	0.2%
Zambia	5,329,603	0.2%
Dominican Republic	4,491,156	0.2%
Hungary	4,488,677	0.2%
Panama	4,426,840	0.2%
Angola	3,915,767	0.1%
Cote D'Ivoire	3,879,174	0.1%
Finland	3,678,584	0.1%
Israel	3,235,811	0.1%
Ukraine	2,926,643	0.1%
United Arab Emirates	2,792,448	0.1%
Egypt	2,579,942	0.1%
Hong Kong	2,533,177	0.1%
Supranational	2,412,956	0.1%
Saudi Arabia	2,154,407	0.1%
China	2,088,283	0.1%
Qatar	1,892,896	0.1%
Czech Republic	1,845,739	0.1%
Korea	1,765,517	0.1%
Paraguay	1,715,615	0.1%
Macau	1,632,394	0.1%
Kazakhstan	1,551,836	0.1%
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
POSITIONS BY COUNTRY (cont’d)
Country	Investments at Value	Percentage of Net Assets
India	$1,399,002	0.1%
Other countries, each representing less than 0.05% of net assets of the Fund	10,513,440	0.0%
Short-Term Investments and Other Liabilities—Net	(556,055,517)	(20.1)%
	$2,763,891,613	100.0%
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At April 30, 2023, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2023	1	Euro, 90 Day	$143,236	$787
6/2023	296	Euro-Bobl	38,477,394	852,091
6/2023	11	Euro-Bund	1,643,110	57,506
6/2023	7	Euro-Buxl Bond, 30 Year	1,076,006	45,618
6/2023	114	Long Gilt	14,536,127	144,701
6/2023	1,090	U.S. Treasury Note, 10 Year	125,571,406	(278,031)
6/2023	123	U.S. Treasury Note, 2 Year	14,270,349	(2,623)
6/2023	576	U.S. Treasury Note, 5 Year	63,211,500	730,331
6/2023	941	U.S. Treasury Note, Ultra 10 Year	71,989,261	279,083
9/2023	100	SOFR, 3 Months	23,728,750	1,250
12/2023	35	ICE SONIA, 3 Months	10,456,634	(268)
Total Long Positions			$365,103,773	$1,830,445

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2023	7	Euro, 90 Day	$(1,002,652)	$(10,340)
6/2023	269	Euro-Bobl	(34,967,632)	(830,594)
6/2023	159	Euro-BTP	(20,121,969)	(661,744)
6/2023	135	Euro-Bund	(20,165,439)	(680,134)
6/2023	125	Euro-Schatz	(14,555,416)	(9,828)
6/2023	112	Long Gilt	(14,281,108)	(140,608)
6/2023	1,127	U.S. Treasury Long Bond	(148,376,594)	(2,974,113)
6/2023	48	U.S. Treasury Note, 2 Year	(9,895,875)	21,098
6/2023	1,714	U.S. Treasury Note, 5 Year	(188,098,110)	981,739
6/2023	562	U.S. Treasury Note, Ultra 10 Year	(68,256,656)	(70,654)
6/2023	189	U.S. Treasury Note, Ultra 10 Year	(17,588,014)	(275,868)
6/2023	1,128	U.S. Treasury Ultra Bond	(159,506,250)	(4,591,574)
3/2024	100	SOFR, 3 Months	(23,887,500)	(12,500)
Total Short Positions			$(720,703,215)	$(9,255,120)
Total Futures				$(7,424,675)
At April 30, 2023, the Fund had securities pledged in the amount of $3,612,851 to cover collateral requirements on open futures.
For the six months ended April 30, 2023, the average notional value for the months where the Fund had futures outstanding was $353,340,762 for long positions and $(677,545,390) for short positions.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Forward foreign currency contracts ("forward FX contracts")
At April 30, 2023, open forward FX contracts for the Fund were as follows:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BRL	4,749,155	USD	919,759	CITI	5/3/2023	$32,396
BRL	176,659	USD	34,706	CITI	5/3/2023	712
BRL	8,205,113	USD	1,580,883	GSI	5/3/2023	64,154
BRL	1,290,439	USD	244,004	GSI	5/3/2023	14,715
BRL	5,114,452	USD	977,408	GSI	6/2/2023	41,758
BRL	1,201,010	USD	237,665	GSI	6/2/2023	1,663
BRL	10,300,364	USD	2,009,509	HSBC	7/5/2023	31,448
COP	994,042,041	USD	207,356	JPM	6/21/2023	1,904
USD	1,292,731	COP	5,946,574,297	BCB	6/21/2023	40,892
USD	228,858	COP	1,069,571,130	JPM	6/21/2023	3,698
USD	118,939	COP	547,544,588	JPM	6/21/2023	3,673
CZK	6,002,210	EUR	250,000	GSI	5/2/2023	5,612
CZK	10,722,420	EUR	447,959	GSI	6/21/2023	6,008
CZK	14,992,218	EUR	624,135	SCB	6/21/2023	10,838
CZK	600,514	EUR	25,234	SCB	6/21/2023	175
DKK	6,278,370	USD	926,082	CITI	7/20/2023	6,905
EUR	1,136,016	CZK	26,639,568	MS	6/21/2023	10,570
EUR	250,000	USD	271,702	JPM	5/2/2023	3,773
EUR	450,539	USD	492,221	CITI	5/3/2023	4,228
EUR	44,866	USD	48,971	CITI	5/3/2023	466
EUR	1,743,499	USD	1,915,757	JPM	5/3/2023	5,406
EUR	203,559	USD	222,382	JPM	5/3/2023	1,919
EUR	2,373,213	USD	2,613,281	JPM	5/3/2023	1,763
EUR	7,403,437	USD	8,132,083	CITI	7/20/2023	61,374
EUR	1,212,535	USD	1,331,873	CITI	7/20/2023	10,052
EUR	2,645,517	USD	2,903,571	GSI	7/20/2023	24,249
EUR	508,834	USD	562,856	GSI	7/20/2023	276
USD	497,801	EUR	451,589	JPM	5/3/2023	195
USD	2,000,000	EUR	1,810,117	GSI	5/31/2023	2,208
USD	6,940,935	EUR	6,282,986	JPM	5/31/2023	6,520
GBP	2,065,395	USD	2,572,801	CITI	7/20/2023	26,825
GBP	720,245	USD	897,247	GSI	7/20/2023	9,295
HUF	100,077,925	EUR	250,000	GSI	5/2/2023	20,131
HUF	432,527,422	EUR	1,118,265	JPM	5/10/2023	41,830
HUF	23,895,243	EUR	61,851	MS	5/10/2023	2,232
IDR	294,811,301	USD	19,018	CITI	6/21/2023	1,065
IDR	99,491,000,000	USD	6,651,357	GSI	7/20/2023	123,212
USD	986,787	ILS	3,540,400	GSI	5/2/2023	11,295
INR	54,566,429	USD	657,169	CITI	5/10/2023	10,221
MXN	7,071,841	USD	377,416	CITI	6/21/2023	11,973
MXN	24,224,209	USD	1,301,985	GSI	6/21/2023	31,847
MXN	616,860	USD	32,250	GSI	6/21/2023	1,716
MXN	3,625,031	USD	197,599	MS	6/21/2023	2,002
MYR	7,142,251	USD	1,582,120	GSI	6/21/2023	28,853
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
USD	996,580	NOK	10,522,788	JPM	5/31/2023	$7,806
PEN	2,170,660	USD	574,228	GSI	6/21/2023	9,625
PLN	1,189,675	EUR	250,000	GSI	5/2/2023	10,360
PLN	402,273	EUR	85,099	GSI	6/21/2023	2,357
PLN	2,305,698	EUR	499,408	JPM	6/21/2023	637
RON	1,236,269	EUR	250,000	GSI	5/2/2023	937
RON	8,918,047	EUR	1,792,500	CITI	5/30/2023	14,482
RON	449,510	EUR	90,401	GSI	5/30/2023	674
RON	449,540	EUR	90,551	GSI	5/30/2023	515
THB	46,005,025	USD	1,325,503	CITI	6/21/2023	28,239
THB	2,475,911	USD	72,759	JPM	7/6/2023	207
USD	741,007	THB	24,172,752	MS	7/6/2023	28,631
USD	1,963,458	TRY	39,602,940	CITI	6/21/2023	156,610
USD	308,516	TRY	6,656,233	CITI	6/21/2023	4,831
USD	1,629,939	TWD	47,957,854	CITI	7/6/2023	61,985
USD	1,609,162	TWD	47,957,854	JPM	7/6/2023	41,208
UYU	45,071,192	USD	1,124,250	CITI	8/10/2023	17,949
USD	207,895	ZAR	3,797,716	BCB	5/10/2023	417
USD	83,294	ZAR	1,500,200	GSI	5/10/2023	1,335
USD	103,431	ZAR	1,876,947	JPM	5/10/2023	889
ZAR	34,752,065	USD	1,886,302	MS	5/10/2023	12,278
Total unrealized appreciation						$1,124,019
USD	774,804	BRL	4,121,002	GSI	5/3/2023	(51,413)
USD	2,033,214	BRL	10,300,364	HSBC	5/3/2023	(31,898)
USD	577,444	BRL	2,949,735	CITI	6/2/2023	(10,355)
USD	1,562,334	BRL	8,282,464	GSI	6/2/2023	(88,128)
CLP	429,195,910	USD	532,369	SCB	6/22/2023	(4,202)
COP	5,968,934,471	USD	1,265,688	GSI	6/21/2023	(9,143)
EUR	252,930	CZK	6,002,210	GSI	5/2/2023	(2,384)
EUR	250,000	HUF	98,599,425	GSI	5/2/2023	(15,764)
EUR	59,863	HUF	22,765,227	GSI	5/10/2023	(1,093)
EUR	1,137,810	HUF	427,623,311	HSBC	5/10/2023	(5,831)
EUR	252,619	PLN	1,189,675	GSI	5/2/2023	(7,474)
EUR	56,752	PLN	269,454	BCB	6/21/2023	(1,855)
EUR	1,137,913	PLN	5,311,250	HSBC	6/21/2023	(15,268)
USD	2,804	EUR	2,620	GSI	5/2/2023	(82)
USD	3,120	EUR	2,930	GSI	5/2/2023	(108)
USD	545,904	EUR	496,780	CITI	5/3/2023	(1,498)
USD	1,901,735	EUR	1,743,499	CITI	5/3/2023	(19,427)
USD	1,136,328	EUR	1,040,411	JPM	5/3/2023	(10,102)
USD	1,181,872	EUR	1,083,397	JPM	5/3/2023	(11,924)
USD	1,919,066	EUR	1,743,499	JPM	6/2/2023	(5,417)
USD	249,456	EUR	226,117	JPM	6/5/2023	(175)
USD	2,618,092	EUR	2,373,213	JPM	6/5/2023	(1,912)
USD	470,551	EUR	426,329	GSI	7/20/2023	(1,272)
USD	563,341	EUR	511,798	GSI	7/20/2023	(3,071)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
USD	753,831	EUR	687,462	GSI	7/20/2023	$(6,990)
USD	1,586,545	EUR	1,440,896	GSI	7/20/2023	(8,109)
USD	76,772,643	EUR	69,748,800	GSI	7/20/2023	(419,043)
USD	3,157,684	EUR	2,867,179	JPM	7/20/2023	(15,452)
USD	586,289	GBP	467,579	GSI	7/20/2023	(2,233)
USD	278,330	GBP	224,861	GSI	7/20/2023	(4,693)
USD	3,284,719	GBP	2,627,002	GSI	7/20/2023	(21,778)
USD	14,593,261	GBP	11,678,205	GSI	7/20/2023	(105,607)
USD	491	GBP	393	JPM	7/20/2023	(3)
USD	4,037	HUF	1,478,500	GSI	5/2/2023	(330)
ILS	3,540,400	USD	1,000,000	CITI	5/2/2023	(24,508)
USD	656,525	INR	54,649,810	GSI	5/10/2023	(11,884)
KRW	578,188,695	USD	436,007	CITI	6/21/2023	(2,599)
KRW	782,085,918	USD	599,102	CITI	6/21/2023	(12,853)
KRW	868,063,365	USD	670,366	CITI	6/21/2023	(19,669)
USD	667,557	MXN	12,281,501	CITI	6/21/2023	(8,686)
USD	1,235,097	MXN	22,686,983	JPM	6/21/2023	(14,092)
USD	403,405	MYR	1,796,729	MS	6/21/2023	(1,857)
USD	448,912	PEN	1,706,584	JPM	6/21/2023	(10,117)
USD	270,358	RON	1,236,269	GSI	5/2/2023	(6,055)
THB	17,017,168	USD	528,828	GSI	7/6/2023	(27,329)
TRY	9,630,531	USD	442,883	BCB	6/21/2023	(3,499)
TWD	19,885,377	USD	684,409	CITI	7/6/2023	(34,268)
TWD	28,437,121	USD	975,247	CITI	7/6/2023	(45,511)
TWD	47,593,210	USD	1,615,695	CITI	7/6/2023	(59,663)
USD	951,550	ZAR	17,460,111	CITI	5/10/2023	(2,333)
USD	555,513	ZAR	10,173,708	GSI	5/10/2023	(298)
ZAR	18,165,143	USD	993,554	CITI	5/10/2023	(1,153)
ZAR	15,052,696	USD	824,086	JPM	5/10/2023	(1,725)
Total unrealized depreciation						$(1,172,133)
Total net unrealized depreciation						$(48,114)
For the six months ended April 30, 2023, the average notional value for the months where the Fund had forward FX contracts outstanding was $258,658,268.
Bond forward contracts (“bond forwards”)
At April 30, 2023, bond forwards for the Fund were as follows:
Counterparty	Reference Entity	Notional Amount	Expiration Date	Unrealized Appreciation/ (Depreciation)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%, 10/15/2024	$2,080,473	10/15/2024	$5,473
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.25%, 01/15/2025	5,835,947	01/15/2025	10,947
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/2026	7,524,410	04/15/2026	24,410
GSI	U.S. Treasury Inflation-Indexed Bonds, 1.63%, 10/15/2027	8,501,770	10/15/2027	1,770
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%, 10/15/2030	1,287,826	10/15/2030	2,826
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%, 01/15/2031	5,537,883	01/15/2031	12,883
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Counterparty	Reference Entity	Notional Amount	Expiration Date	Unrealized Appreciation/ (Depreciation)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.63%, 07/15/2032	$3,000,693	07/15/2032	$693
Total unrealized appreciation				$59,002
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.88%, 01/15/2029	4,743,848	01/15/2029	(6,152)
GSI	U.S. Treasury Inflation-Indexed Bonds, 1.13%, 01/15/2033	1,801,189	01/15/2033	(3,811)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.75%, 02/15/2042	3,140,036	02/15/2042	(14,964)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.10%, 02/15/2048	1,568,080	02/15/2048	(6,920)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.15%, 02/15/2053	2,551,442	02/15/2053	(13,558)
Total unrealized depreciation				$(45,405)
Total net unrealized appreciation				$13,597
For the six months ended April 30, 2023, the average notional value for the months where the Fund had bond forwards outstanding was $47,070,714.
Credit default swap contracts ("credit default swaps")
At April 30, 2023, the Fund had outstanding credit default swaps as follows:
Centrally Cleared Credit Default Swaps — Buy Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Paid by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	Turkey Government International Bond, Senior Securities	USD	10,000,000	1.00%	3M	12/20/2027	$1,547,909	$32,938	$(11,667)	$1,569,180
ICE CC	iTraxx Europe Crossover Ser. 39 V.1	EUR	425,000	5.00%	3M	6/20/2028	(10,893)	(1,549)	(2,732)	(15,174)
Total							$1,537,016	$31,389	$(14,399)	$1,554,006

Centrally Cleared Credit Default Swaps — Sell Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Received by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	Republic of South Africa Government International Bond. Senior Securities	USD	10,000,000	1.00%	3M	12/20/2027	$(586,247)	$(54,573)	$11,667	$(629,153)
ICE CC	CDX Emerging Markets Index, Ser. 39 V.1	USD	26,265,000	1.00%	3M	6/20/2028	$(1,562,560)	(24,896)	30,642	(1,556,814)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Clearinghouse	Reference Entity	Notional Amount		Financing Rate Received by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	CDX North America High Yield Index, Ser. 40 V.1	USD	108,315,000	5.00%	3M	6/20/2028	$1,101,568	$398,269	$631,837	$2,131,674
Total							$(1,047,239)	$318,800	$674,146	$(54,293)

For the six months ended April 30, 2023, the average notional value for the months where the Fund had credit default swaps outstanding was $44,919,985 for buy protection and $40,722,286 for sell protection.
Interest rate swap contracts ("interest rate swaps")
At April 30, 2023, the Fund had outstanding interest rate swaps as follows:
Centrally cleared interest rate swaps
Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH	CAD	29,996,000	Receive	3M CDOR	2.67%	6M/6M	2/17/2027	$734,161	$102,764	$836,925
LCH	CAD	29,996,000	Pay	3M CDOR	2.67%	6M/6M	2/17/2027	(734,161)	(102,764)	(836,925)
LCH	EUR	1,140,000	Pay	6M EURIBOR	3.72%	1Y/6M	3/14/2025	5,395	330	5,725
LCH	EUR	2,000,000	Pay	6M EURIBOR	3.60%	1Y/6M	4/25/2025	4,734	(8)	4,726
LCH	EUR	517,947	Pay	6M EURIBOR	3.50%	1Y/6M	4/28/2025	159	(7)	152
LCH	EUR	465,000	Pay	6M EURIBOR	3.43%	1Y/6M	3/2/2028	9,125	71	9,196
LCH	EUR	206,577	Receive	6M EURIBOR	0.05%	6M/1Y	4/13/2031	46,775	377	47,152
LCH	EUR	404,461	Pay	6M EURIBOR	2.22%	1Y/6M	8/30/2032	(26,982)	4,129	(22,853)
LCH	SEK	26,692,437	Pay	3M STIBOR	3.53%	1Y/3M	4/28/2025	1,221	(8)	1,213
Total								$40,427	$4,884	$45,311
Inflation swap contracts (“inflation swaps”)
At April 30, 2023, the Fund had outstanding inflation swaps as follows:
Centrally cleared inflation swaps
Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH	EUR	1,600,000	Receive	FRCPXTOB	0.95%	T/T	4/15/2024	$229,693	$(50,736)	$178,957
LCH	EUR	1,600,000	Pay	CPTFEMU	1.15%	T/T	4/15/2024	(310,460)	61,679	(248,781)
LCH	EUR	500,000	Receive	CPTFEMU	3.58%	T/T	9/23/2025	(2,460)	2,312	(148)
LCH	EUR	670,000	Receive	CPTFEMU	1.42%	T/T	4/15/2031	173,649	(31,813)	141,836
LCH	USD	21,620,000	Receive	CPTFEMU	2.46%	T/T	3/23/2028	107,188	(51,781)	55,407
Total								$197,610	$(70,339)	$127,271
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
At April 30, 2023, the Fund had $16,093,969 deposited in a segregated account to cover margin requirements for centrally cleared swaps.
For the six months ended April 30, 2023, the average notional value for the months where the Fund had interest rate swaps and inflation rate swaps outstanding was $32,246,431 when the Fund paid the fixed rate and $27,013,764 when the Fund received the fixed rate.
Total return swap contracts ("total return swaps")
At April 30, 2023, the Fund had outstanding total return swaps as follows:
Over-the-counter total return swaps—Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	iShares iBoxx $ High Yield Corp. Bond ETF	USD	76,656,601	6/20/2023	4.81%	—%	SOFR	T/3M	$2,111,601	$(418,092)	$1,693,509
Total									$2,111,601	$(418,092)	$1,693,509

(a)	The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity.
(b)	Effective rate at April 30, 2023.
For the six months ended April 30, 2023, the average notional value for the months where the Fund had total return swaps outstanding was $95,201,023 for long positions.
At April 30, 2023, the Fund had cash collateral of $179,281, $2,930,134, and $49,622 received in segregated accounts from Citibank, N.A., Goldman Sachs International, and Morgan Stanley Capital Services LLC, respectively, to cover collateral requirements on over-the-counter derivatives.
Purchased option contracts ("options purchased")
At April 30, 2023, the Fund had outstanding options purchased as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Exchange-Traded Funds
iShares 20+ Year Treasury Bond ETF(a)	250	$25,000	$105	5/19/2023	$63,673
Total options purchased (cost $58,000)					$63,673

(a)	OTC option. Counterparty is Goldman Sachs International.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Written option contracts ("options written")
At April 30, 2023, the Fund had outstanding options written as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Exchange-Traded Funds
iShares 20+ Year Treasury Bond ETF(a)	250	$25,000	$96	5/19/2023	$(1,069)
Total options written (premium received $34,250)					$(1,069)

(a)	OTC option. Counterparty is Goldman Sachs International.
For the six months ended April 30, 2023, the average market value for the months where the Fund had options purchased and options written outstanding was $67,079 and $35,347, respectively.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
U.S. Treasury Obligations	$—	$228,509,683	$—	$228,509,683
U.S. Government Agency Securities	—	2,395,301	—	2,395,301
Mortgage-Backed Securities#	—	1,483,961,612	—	1,483,961,612
Asset-Backed Securities	—	215,287,532	—	215,287,532
Corporate Bonds#	—	1,218,061,111	—	1,218,061,111
Loan Assignments	—	709,773	—	709,773
Foreign Government Securities	—	136,609,215	—	136,609,215
Convertible Bonds#	—	617,010	—	617,010
Municipal Notes#	—	32,278,839	—	32,278,839
Common Stocks#	—	59,307	—	59,307
Investment Companies	1,457,747	—	—	1,457,747
Options Purchased@	—	63,673	—	63,673
Short-Term Investments	—	95,551,712	—	95,551,712
Total Investments	$1,457,747	$3,414,104,768	$—	$3,415,562,515

#	The Schedule of Investments provides information on the industry, state/territory or sector categorization as well as a Positions by Country summary.
@	The “Purchased option contracts” table under Derivative Instruments provides information on the industry or sector categorization.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2023
Investments in Securities:
Loan Assignments(1)	$520	$—	$(42)	$57	$—	$(535)	$—	$—	$—	$—
Total	$520	$—	$(42)	$57	$—	$(535)	$—	$—	$—	$—
(1) At the beginning of the period, these investments were valued based on a single quotation obtained from a dealer. The Fund held no Level 3 investments at April 30, 2023.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of April 30, 2023:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$3,114,204	$—	$—	$3,114,204
Liabilities	(10,538,879)	—	—	(10,538,879)
Forward FX Contracts@
Assets	—	1,124,019	—	1,124,019
Liabilities	—	(1,172,133)	—	(1,172,133)
Bond Forwards@
Assets	—	59,002	—	59,002
Liabilities	—	(45,405)	—	(45,405)
Swaps
Assets	—	6,675,652	—	6,675,652
Liabilities	—	(3,309,848)	—	(3,309,848)
Options Written
Liabilities	—	(1,069)	—	(1,069)
Total	$(7,424,675)	$3,330,218	$—	$(4,094,457)

@	Futures, forward FX contracts and bond forwards are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)
Neuberger Berman Income Funds

	Core Bond Fund	Emerging Markets Debt Fund	Floating Rate Income Fund	High Income Bond Fund
	April 30, 2023	April 30, 2023	April 30, 2023	April 30, 2023
Assets
Investments in securities, at value* (Notes A & F)— see Schedule of Investments:
Unaffiliated issuers(a)	$619,955,223	$131,055,863	$454,677,610	$743,088,819
Affiliated issuers(b)	—	—	—	—
	619,955,223	131,055,863	454,677,610	743,088,819
Cash	—	161,156	97,195	1,162,654
Foreign currency(c)	20,546	766,007	—	—
Cash collateral segregated for futures contracts (Note A)	1,258,560	691,525	—	—
Cash collateral segregated for centrally cleared swap contracts (Note A)	—	1,339,431	—	—
Dividends and interest receivable	3,946,968	2,240,409	3,314,456	10,606,906
Receivable for securities sold	13,416,315	441,233	11,125,243	11,774,721
Receivable from Management—net (Note B)	—	12,295	—	—
Receivable for Fund shares sold	23,091,825	2,070,343	1,163,884	230,266
Receivable for accumulated variation margin on centrally cleared swap contracts(d)(e) (Note A)	—	—	—	—
Receivable for bond forward contracts	—	—	—	—
Receivable for forward foreign currency contracts (Note A)	—	790,776	—	—
Over-the-counter swap contracts, at value (Note A)	—	—	—	105,554
Prepaid expenses and other assets	50,134	19,152	39,623	80,088
Total Assets	661,739,571	139,588,190	470,418,011	767,049,008
Liabilities
Over-the-counter swap contracts, at value (Note A)	—	74,748	—	—
Cash collateral segregated for over-the-counter derivatives due to broker (Note A)	—	279,960	—	99,958
Payable to investment manager—net (Notes A & B)	87,812	60,737	147,434	284,584
Option contracts written, at value(f) (Note A)	—	—	—	—
Due to custodian	—	—	—	—
Payable for securities purchased	31,518,340	924,392	21,092,297	24,661,493
Payable for Fund shares redeemed	4,405,931	88,014	2,805,650	1,317,651
Payable for accumulated variation margin on futures contracts (Note A)	433,101	23,546	—	—
Payable for bond forward contracts (Note A)	—	—	—	—
Payable for forward foreign currency contracts (Note A)	—	376,051	—	—
Payable for accumulated variation margin on centrally cleared swap contracts(d)(e) (Note A)	—	426,553	—	—
Payable to administrator—net (Note B)	66,037	—	34,371	92,478
Payable to trustees	2,207	2,589	2,236	2,012
Payable for audit fees	31,329	32,954	33,345	33,494
Payable for legal fees	23,334	24,963	23,250	27,192
Distributions payable	165,615	7,339	33,142	526,760
Payable for unfunded loan commitments (Note A)	—	—	23,482	—
Accrued capital gains taxes (Note A)	—	18,456	—	—
Other accrued expenses and payables	33,023	22,252	46,916	127,282
Total Liabilities	36,766,729	2,362,554	24,242,123	27,172,904
Net Assets	$624,972,842	$137,225,636	$446,175,888	$739,876,104

Net Assets consist of:
Paid-in capital	$713,001,642	$192,748,327	$509,070,217	$1,069,274,111
Total distributable earnings/(losses)	(88,028,800)	(55,522,691)	(62,894,329)	(329,398,007)
Net Assets	$624,972,842	$137,225,636	$446,175,888	$739,876,104
Net Assets
Investor Class	$10,433,373	$—	$—	$59,387,069
Trust Class	—	—	—	—
Institutional Class	569,985,900	136,238,614	421,097,612	527,229,040
Class A	20,815,059	420,259	18,957,540	16,742,520
Class C	1,943,967	566,763	6,120,736	2,988,286
Class R3	—	—	—	1,449,449
Class R6	21,794,543	—	—	115,760,128
Class E	—	—	—	16,319,612

See Notes to Financial Statements

Municipal High Income Fund	Municipal Impact Fund	Municipal Intermediate Bond Fund	Short Duration Bond Fund	Strategic Income Fund
April 30, 2023	April 30, 2023	April 30, 2023	April 30, 2023	April 30, 2023

$75,366,530	$75,802,691	$187,500,955	$183,287,911	$3,414,104,768
—	—	—	—	1,457,747
75,366,530	75,802,691	187,500,955	183,287,911	3,415,562,515
1,175,302	1,815,715	104,617	—	2,152,227
—	—	—	—	8,330,891
—	—	—	1,281,698	18,844,056
—	—	—	—	16,093,969
1,053,733	916,997	2,334,064	961,455	26,143,082
5,000	—	230,000	115,466	166,846,035
19,665	19,556	1,272	4,570	—
19	3,826	90,154	499,273	5,981,131
—	—	—	—	1,672,295
—	—	—	—	59,002
—	—	—	—	1,124,019
—	—	—	—	1,693,509
21,670	24,518	37,102	60,302	125,339
77,641,919	78,583,303	190,298,164	186,210,675	3,664,628,070

—	—	—	—	—
—	—	—	—	3,159,037
25,196	15,580	21,939	25,466	893,108
—	—	—	—	1,069
—	—	—	29,731	—
1,493,810	1,722,270	—	3,043,654	878,642,861
231,685	34,361	287,677	771,304	6,845,005
—	—	—	309,504	7,424,675
—	—	—	—	45,405
—	—	—	—	1,172,133
—	—	—	—	—
—	—	—	—	388,113
2,616	2,627	2,521	2,540	68
29,378	30,942	30,420	31,982	40,219
22,797	23,487	23,468	27,165	24,963
1,820	13,280	63,697	6,199	1,899,363
—	—	—	—	—
—	—	—	—	15,209
17,547	20,426	19,527	17,423	185,229
1,824,849	1,862,973	449,249	4,264,968	900,736,457
$75,817,070	$76,720,330	$189,848,915	$181,945,707	$2,763,891,613

$93,076,610	$81,612,824	$202,122,251	$200,406,671	$3,202,113,516
(17,259,540)	(4,892,494)	(12,273,336)	(18,460,964)	(438,221,903)
$75,817,070	$76,720,330	$189,848,915	$181,945,707	$2,763,891,613

$—	$—	$8,707,997	$15,872,510	$—
—	—	—	2,348,059	7,091,197
74,828,238	76,449,700	177,847,434	157,513,694	2,175,575,199
908,287	174,867	2,904,222	5,078,323	116,521,368
80,545	95,763	389,262	1,133,121	41,041,401
—	—	—	—	—
—	—	—	—	423,662,448
—	—	—	—	—

Statements of Assets and Liabilities (Unaudited) (cont’d)
Neuberger Berman Income Funds

	Core Bond Fund	Emerging Markets Debt Fund	Floating Rate Income Fund	High Income Bond Fund
	April 30, 2023	April 30, 2023	April 30, 2023	April 30, 2023
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,153,349	—	—	8,085,901
Trust Class	—	—	—	—
Institutional Class	62,890,832	20,239,317	45,801,612	71,714,852
Class A	2,304,255	62,551	2,061,205	2,280,139
Class C	214,963	84,309	665,871	406,160
Class R3	—	—	—	197,180
Class R6	2,403,973	—	—	15,723,816
Class E	—	—	—	2,218,295
Net Asset Value, offering and redemption price per share
Investor Class	$9.05	$—	$—	$7.34
Trust Class	—	—	—	—
Institutional Class	9.06	6.73	9.19	7.35
Class R3	—	—	—	7.35
Class R6	9.07	—	—	7.36
Class E	—	—	—	7.36
Net Asset Value and redemption price per share
Class A	$9.03	$6.72	$9.20	$7.34
Offering Price per share
Class A‡	$9.43	$7.02	$9.61	$7.67
Net Asset Value and offering price per share
Class C^	$9.04	$6.72	$9.19	$7.36
*Cost of Investments:
(a) Unaffiliated issuers	$655,297,795	$145,468,656	$474,451,944	$792,347,265
(b) Affiliated issuers	$—	$—	$—	$—
Total cost of investments	$655,297,795	$145,468,656	$474,451,944	$792,347,265
(c) Total cost of foreign currency	$20,824	$791,130	$—	$—
(d) Unamortized upfront receipts on centrally cleared swap contracts	$—	$—	$—	$—
(e) Unamortized upfront payments on centrally cleared swap contracts	$—	$239,240	$—	$—
(f) Premium received from option contracts written	$—	$—	$—	$—

‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.
^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See Notes to Financial Statements

Municipal High Income Fund	Municipal Impact Fund	Municipal Intermediate Bond Fund	Short Duration Bond Fund	Strategic Income Fund
April 30, 2023	April 30, 2023	April 30, 2023	April 30, 2023	April 30, 2023

—	—	798,455	2,235,825	—
—	—	—	346,955	732,425
8,132,758	4,720,642	16,322,232	22,197,486	224,625,380
98,795	10,793	266,818	750,906	12,019,158
8,746	5,911	35,740	167,434	4,237,730
—	—	—	—	—
—	—	—	—	43,783,549
—	—	—	—	—

$—	$—	$10.91	$7.10	$—
—	—	—	6.77	9.68
9.20	16.19	10.90	7.10	9.69
—	—	—	—	—
—	—	—	—	9.68
—	—	—	—	—

$9.19	$16.20	$10.88	$6.76	$9.69

$9.60	$16.92	$11.36	$6.93	$10.12

$9.21	$16.20	$10.89	$6.77	$9.68

$85,162,507	$80,435,005	$195,875,908	$190,065,461	$3,693,396,276
$—	$—	$—	$—	$1,929,969
$85,162,507	$80,435,005	$195,875,908	$190,065,461	$3,695,326,245
$—	$—	$—	$—	$8,012,178
$—	$—	$—	$—	$(2,159,700)
$—	$—	$—	$—	$2,649,477
$—	$—	$—	$—	$34,250

Statements of Operations (Unaudited)
Neuberger Berman Income Funds
	Core Bond Fund	Emerging Markets Debt Fund	Floating Rate Income Fund	High Income Bond Fund
	For the Six Months Ended April 30, 2023	For the Six Months Ended April 30, 2023	For the Six Months Ended April 30, 2023	For the Six Months Ended April 30, 2023
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$—	$—	$52,805	$—
Dividend income—affiliated issuers (Note F)	—	—	—	—
Interest and other income—unaffiliated issuers	11,233,435	3,996,357	20,452,964	28,712,788
Foreign taxes withheld	272	(27,806)	(15,842)	(99)
Total income	$11,233,707	$3,968,551	$20,489,927	$28,712,689
Expenses:
Investment management fees (Note B)	476,373	327,990	909,695	1,863,960
Administration fees (Note B):
Investor Class	14,050	—	—	82,330
Trust Class	—	—	—	—
Institutional Class	360,049	88,609	326,710	421,348
Class A	26,913	636	17,487	16,915
Class C	2,545	881	8,480	4,152
Class R3	—	—	—	1,840
Class R6	4,253	—	—	30,336
Distribution fees (Note B):
Investor Class	13,009	—	—	—
Trust Class	—	—	—	—
Class A	24,919	589	16,191	15,662
Class C	9,428	3,265	31,407	15,377
Class R3	—	—	—	3,407
Shareholder servicing agent fees:
Investor Class	6,312	—	—	12,509
Trust Class	—	—	—	—
Institutional Class	2,094	748	1,556	3,830
Class A	464	327	1,750	1,239
Class C	173	80	230	353
Class R3	—	—	—	209
Class R6	200	—	—	820
Class E	—	—	—	54
Audit fees	26,629	26,869	28,955	29,104
Custodian and accounting fees	85,074	101,322	191,641	93,109
Insurance	7,315	1,549	6,759	14,864
Legal fees	30,516	29,764	30,602	29,890
Registration and filing fees	57,339	28,502	43,678	68,741
Shareholder reports	12,106	3,502	10,842	48,085
Trustees' fees and expenses	21,173	21,049	21,166	21,492
Interest	53	7,274	1,196	1,472
Miscellaneous and other fees (Note A)	19,339	6,962	18,843	32,901
Total expenses	1,200,326	649,918	1,667,188	2,813,999

Expenses reimbursed by Management (Note B)	(121,976)	(173,733)	(231,281)	—
Investment management fees waived (Notes A & B)	—	—	—	(37,390)
Total net expenses	1,078,350	476,185	1,435,907	2,776,609
Net investment income/(loss)	$10,155,357	$3,492,366	$19,054,020	$25,936,080

See Notes to Financial Statements

Municipal High Income Fund	Municipal Impact Fund	Municipal Intermediate Bond Fund	Short Duration Bond Fund	Strategic Income Fund
For the Six Months Ended April 30, 2023	For the Six Months Ended April 30, 2023	For the Six Months Ended April 30, 2023	For the Six Months Ended April 30, 2023	For the Six Months Ended April 30, 2023

$3,788	$—	$—	$—	$1,512,878
—	—	—	—	60,754
1,582,997	893,191	2,508,031	4,205,300	76,374,367
—	—	—	—	(40,237)
$1,586,785	$893,191	$2,508,031	$4,205,300	$77,907,762

157,500	94,766	128,170	147,832	5,171,836

—	—	11,874	21,181	—
—	—	—	5,625	14,274
58,300	56,653	128,422	113,930	1,514,969
1,252	227	3,591	3,914	146,064
121	144	560	1,586	55,849
—	—	—	—	—
—	—	—	—	102,314

—	—	—	—	—
—	—	—	—	3,568
1,160	210	3,325	3,624	135,245
448	533	2,073	5,873	206,849
—	—	—	—	—

—	—	3,314	8,696	—
—	—	—	332	1,478
1,017	14,996	1,145	294	5,955
847	699	769	194	5,884
685	672	724	88	1,047
—	—	—	—	—
—	—	—	—	2,230
—	—	—	—	—
24,988	25,507	26,030	26,547	33,090
39,279	36,952	42,925	52,879	278,409
1,677	1,147	2,380	2,095	38,193
31,728	30,490	30,471	30,765	29,764
32,365	26,215	40,451	62,016	93,018
2,367	7,155	4,087	3,909	80,596
21,040	21,035	21,069	21,064	21,902
1,171	—	—	266	20,446
5,472	5,072	8,360	9,408	80,953
381,417	322,473	459,740	522,118	8,043,933

(179,980)	(157,399)	(168,410)	(191,329)	(105,262)
—	—	—	—	(4,859)
201,437	165,074	291,330	330,789	7,933,812
$1,385,348	$728,117	$2,216,701	$3,874,511	$69,973,950

Statements of Operations (Unaudited) (cont’d)
Neuberger Berman Income Funds

	Core Bond Fund	Emerging Markets Debt Fund	Floating Rate Income Fund	High Income Bond Fund
	For the Six Months Ended April 30, 2023	For the Six Months Ended April 30, 2023	For the Six Months Ended April 30, 2023	For the Six Months Ended April 30, 2023
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(7,701,220)	(5,492,276)*	(5,172,937)	(41,528,598)
Transactions in investment securities of affiliated issuers	—	—	—	—
Settlement of bond forward contracts	—	—	—	—
Settlement of forward foreign currency contracts	—	(162,018)	—	—
Settlement of foreign currency transactions	—	(142,584)	—	—
Expiration or closing of futures contracts	(913,543)	15,653	—	—
Expiration or closing of swap contracts	—	(1,244,445)	—	391,655
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	33,535,423	15,866,158 **	12,723,793	48,545,572
Investment securities of affiliated issuers	—	—	—	—
Unfunded loan commitments	—	—	92,900	—
Forward foreign currency contracts	—	417,971	—	—
Bond forward contracts	—	—	—	—
Foreign currency translations	684	29,453	—	—
Futures contracts	(140,033)	37,146	—	—
Option contracts written	—	—	—	—
Swap contracts	—	518,226	—	(37,105)
Net gain/(loss) on investments	24,781,311	9,843,284	7,643,756	7,371,524
Net increase/(decrease) in net assets resulting from operations	$34,936,668	$13,335,650	$26,697,776	$33,307,604

*	Net of foreign capital gains tax of $5,846 for Emerging Markets Debt and $5,426 for Strategic Income.
**	Change in accrued foreign capital gains tax amounted to $(10,961) for Emerging Markets Debt and $(13,057) for Strategic Income.
See Notes to Financial Statements

Municipal High Income Fund	Municipal Impact Fund	Municipal Intermediate Bond Fund	Short Duration Bond Fund	Strategic Income Fund
For the Six Months Ended April 30, 2023	For the Six Months Ended April 30, 2023	For the Six Months Ended April 30, 2023	For the Six Months Ended April 30, 2023	For the Six Months Ended April 30, 2023

(1,906,646)	(180,946)	(1,119,887)	(2,051,749)	(84,740,726)*
—	—	—	—	(54,161)
—	—	—	—	1,051,706
—	—	—	—	(10,306,252)
—	—	—	—	873,109
—	—	—	(927,294)	23,509,958
—	—	—	(4,607)	(9,015,897)

6,230,524	3,634,541	9,236,761	6,706,708	218,732,577 **
—	—	—	—	184,789
—	—	—	—	56,697
—	—	—	—	1,257,865
—	—	—	—	1,098,482
—	—	—	—	(558,099)
—	—	—	(357,634)	(32,354,592)
—	—	—	—	33,181
—	—	—	(36,023)	16,601,999
4,323,878	3,453,595	8,116,874	3,329,401	126,370,636
$5,709,226	$4,181,712	$10,333,575	$7,203,912	$196,344,586

Statements of Changes in Net Assets
Neuberger Berman Income Funds

	Core Bond Fund		Emerging Markets Debt Fund
	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
	April 30, 2023 (Unaudited)	October 31, 2022	April 30, 2023 (Unaudited)	October 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$10,155,357	$13,410,654	$3,492,366	$7,770,697
Net realized gain/(loss) on investments	(8,614,763)	(38,289,911)	(7,025,670)	(22,515,175)
Change in net unrealized appreciation/(depreciation) of investments	33,396,074	(73,297,988)	16,868,954	(24,770,821)
Net increase/(decrease) in net assets resulting from operations	34,936,668	(98,177,245)	13,335,650	(39,515,299)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(193,689)	(310,920)	—	—
Institutional Class	(9,929,603)	(15,477,499)	(3,426,721)	(4,428,406)
Class A	(371,455)	(557,649)	(12,591)	(10,402)
Class C	(28,068)	(22,123)	(15,022)	(10,798)
Class R3	—	—	—	—
Class R6	(361,995)	(257,714)	—	—
Class E	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	(3,043,733)
Class A	—	—	—	(9,214)
Class C	—	—	—	(13,320)
Total distributions to shareholders	(10,884,810)	(16,625,905)	(3,454,334)	(7,515,873)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	110,598	462,325	—	—
Institutional Class	196,207,571	228,608,025	59,487,127	68,776,229
Class A	3,789,644	6,011,658	1,078,540	2,667,025
Class C	561,488	1,065,337	220	300,000
Class R3	—	—	—	—
Class R6	10,245,020	14,308,457	—	—
Class E	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	176,901	283,033	—	—
Institutional Class	9,222,906	11,553,595	3,398,640	7,304,857
Class A	312,318	455,907	10,754	17,518
Class C	22,603	18,332	14,583	23,375
Class R3	—	—	—	—
Class R6	305,762	219,665	—	—
Class E	—	—	—	—
Payments for shares redeemed:
Investor Class	(658,800)	(1,737,605)	—	—
Institutional Class	(70,297,605)	(298,964,723)	(40,192,504)	(148,406,249)
Class A	(2,772,006)	(6,107,309)	(1,197,458)	(2,616,538)
Class C	(226,673)	(712,142)	(148,695)	(114,271)
Class R3	—	—	—	—
Class R6	(2,602,725)	(7,068,898)	—	—
Class E	—	—	—	—
Net increase/(decrease) from Fund share transactions	144,397,002	(51,604,343)	22,451,207	(72,048,054)
Net Increase/(Decrease) in Net Assets	168,448,860	(166,407,493)	32,332,523	(119,079,226)
Net Assets:
Beginning of period	456,523,982	622,931,475	104,893,113	223,972,339
End of period	$624,972,842	$456,523,982	$137,225,636	$104,893,113
See Notes to Financial Statements

Floating Rate Income Fund		High Income Bond Fund		Municipal High Income Fund		Municipal Impact Fund
Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
April 30, 2023 (Unaudited)	October 31, 2022	April 30, 2023 (Unaudited)	October 31, 2022	April 30, 2023 (Unaudited)	October 31, 2022	April 30, 2023 (Unaudited)	October 31, 2022

$19,054,020	$23,101,264	$25,936,080	$61,770,559	$1,385,348	$3,434,803	$728,117	$1,381,757
(5,172,937)	(6,172,560)	(41,136,943)	(89,872,514)	(1,906,646)	(4,872,927)	(180,946)	(70,735)
12,816,693	(33,323,346)	48,508,467	(121,453,402)	6,230,524	(20,543,117)	3,634,541	(10,991,494)
26,697,776	(16,394,642)	33,307,604	(149,555,357)	5,709,226	(21,981,241)	4,181,712	(9,680,472)

—	—	(1,991,604)	(3,384,722)	—	—	—	—
(18,523,253)	(22,090,942)	(18,773,256)	(46,156,941)	(1,384,309)	(3,497,105)	(728,820)	(1,559,238)
(530,847)	(528,872)	(396,440)	(721,772)	(14,789)	(27,328)	(1,316)	(1,850)
(232,010)	(261,530)	(85,406)	(167,684)	(1,091)	(2,273)	(427)	(351)
—	—	(41,221)	(72,812)	—	—	—	—
—	—	(4,113,780)	(11,218,293)	—	—	—	—
—	—	(570,904)	(790,659)	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(19,286,110)	(22,881,344)	(25,972,611)	(62,512,883)	(1,400,189)	(3,526,706)	(730,563)	(1,561,439)

—	—	3,873,332	11,181,043	—	—	—	—
92,352,277	355,788,102	95,658,732	408,758,410	15,955,048	54,232,939	13,844,657	19,486,447
15,916,676	11,912,174	35,811,205	70,824,911	36,651	798,562	30,069	24,131
425,421	2,885,028	167,281	97,703	—	20,000	9,547	109,765
—	—	132,968	231,317	—	—	—	—
—	—	6,735,661	47,748,226	—	—	—	—
—	—	2,199,782	18,971,734	—	—	—	—

—	—	1,910,255	3,247,488	—	—	—	—
18,471,504	21,994,023	15,944,249	38,015,357	1,377,243	3,486,274	659,351	1,428,202
389,238	385,268	267,852	493,751	9,501	18,937	1,131	1,479
230,916	257,938	76,416	145,517	809	1,788	332	165
—	—	41,201	72,808	—	—	—	—
—	—	3,937,348	10,155,271	—	—	—	—
—	—	570,905	790,659	—	—	—	—

—	—	(8,706,718)	(14,782,590)	—	—	—	—
(141,511,292)	(236,710,863)	(207,049,121)	(791,144,930)	(31,042,037)	(93,314,750)	(18,240,338)	(16,783,301)
(8,685,863)	(10,841,358)	(32,689,532)	(72,708,092)	(148,721)	(683,590)	(450)	(2,487)
(1,303,967)	(2,079,157)	(440,784)	(1,315,299)	(20,272)	(116,770)	(46,206)	(25)
—	—	(112,616)	(445,486)	—	—	—	—
—	—	(28,329,169)	(275,234,470)	—	—	—	—
—	—	(1,184,757)	(2,449,421)	—	—	—	—
(23,715,090)	143,591,155	(111,185,510)	(547,346,093)	(13,831,778)	(35,556,610)	(3,741,907)	4,264,376
(16,303,424)	104,315,169	(103,850,517)	(759,414,333)	(9,522,741)	(61,064,557)	(290,758)	(6,977,535)

462,479,312	358,164,143	843,726,621	1,603,140,954	85,339,811	146,404,368	77,011,088	83,988,623
$446,175,888	$462,479,312	$739,876,104	$843,726,621	$75,817,070	$85,339,811	$76,720,330	$77,011,088

Statements of Changes in Net Assets (cont’d)
Neuberger Berman Income Funds

	Municipal Intermediate Bond Fund		Short Duration Bond Fund
	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
	April 30, 2023 (Unaudited)	October 31, 2022	April 30, 2023 (Unaudited)	October 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$2,216,701	$4,026,995	$3,874,511	$4,360,310
Net realized gain/(loss) on investments	(1,119,887)	(2,684,769)	(2,983,650)	(2,006,758)
Change in net unrealized appreciation/(depreciation) of investments	9,236,761	(25,692,636)	6,313,051	(13,111,482)
Net increase/(decrease) in net assets resulting from operations	10,333,575	(24,350,410)	7,203,912	(10,757,930)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(102,936)	(253,002)	(358,415)	(552,055)
Trust Class	—	—	(50,377)	(76,230)
Institutional Class	(2,139,514)	(4,871,836)	(3,626,432)	(4,268,979)
Class A	(28,397)	(42,002)	(64,641)	(68,117)
Class C	(2,837)	(17,786)	(21,739)	(31,916)
Class R6	—	—	—	—
Tax return of capital:
Investor Class	—	(25,855)	—	(34,841)
Trust Class	—	—	—	(5,430)
Institutional Class	—	(465,089)	—	(261,331)
Class A	—	(4,867)	—	(4,861)
Class C	—	(2,790)	—	(3,178)
Class R6	—	—	—	—
Total distributions to shareholders	(2,273,684)	(5,683,227)	(4,121,604)	(5,306,938)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	12,025	269,071	77,047	1,261,353
Trust Class	—	—	260,138	173,745
Institutional Class	47,249,547	52,962,717	40,136,391	140,217,436
Class A	761,958	883,741	3,327,258	1,343,165
Class C	67,897	81,180	452,768	361,264
Class R6	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	81,495	235,557	342,524	562,175
Trust Class	—	—	50,341	81,607
Institutional Class	1,853,171	4,464,720	3,615,270	4,520,260
Class A	15,111	22,560	58,193	63,310
Class C	2,338	15,794	21,708	34,935
Class R6	—	—	—	—
Payments for shares redeemed:
Investor Class	(936,502)	(1,939,013)	(1,671,452)	(2,733,044)
Trust Class	—	—	(265,477)	(727,824)
Institutional Class	(33,933,938)	(98,700,280)	(36,493,308)	(73,597,796)
Class A	(206,989)	(431,143)	(1,274,001)	(307,587)
Class C	(134,519)	(1,092,185)	(574,622)	(572,666)
Class R6	—	—	—	—
Net increase/(decrease) from Fund share transactions	14,831,594	(43,227,281)	8,062,778	70,680,333
Net Increase/(Decrease) in Net Assets	22,891,485	(73,260,918)	11,145,086	54,615,465
Net Assets:
Beginning of period	166,957,430	240,218,348	170,800,621	116,185,156
End of period	$189,848,915	$166,957,430	$181,945,707	$170,800,621
See Notes to Financial Statements

Strategic Income Fund
Six Months Ended	Fiscal Year Ended
April 30, 2023 (Unaudited)	October 31, 2022

$69,973,950	$108,466,045
(78,682,263)	(67,189,451)
205,052,899	(484,027,628)
196,344,586	(442,751,034)

—	—
(190,220)	(411,205)
(57,446,824)	(124,345,886)
(2,868,741)	(5,383,644)
(948,085)	(2,354,354)
(11,831,662)	(22,377,773)

—	—
—	(137,554)
—	(39,485,439)
—	(1,863,442)
—	(906,470)
—	(7,017,498)
(73,285,532)	(204,283,265)

—	—
294,986	230,713
565,808,419	1,058,782,584
27,151,378	37,052,686
4,066,630	4,426,167
31,710,009	77,169,442

—	—
185,464	531,731
47,151,101	129,532,034
2,095,306	4,813,690
843,476	2,880,610
11,753,646	29,255,762

—	—
(882,871)	(1,389,318)
(488,099,765)	(1,274,498,064)
(20,778,013)	(48,102,378)
(8,634,229)	(20,031,467)
(36,681,788)	(58,092,479)
135,983,749	(57,438,287)
259,042,803	(704,472,586)

2,504,848,810	3,209,321,396
$2,763,891,613	$2,504,848,810

Notes to Financial Statements Income Funds (Unaudited)
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Emerging Markets Debt Fund ("Emerging Markets Debt"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal High Income Fund ("Municipal High Income"), Neuberger Berman Municipal Impact Fund ("Municipal Impact"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman Short Duration Bond Fund ("Short Duration") and Neuberger Berman Strategic Income Fund ("Strategic Income") (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Each Fund is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. Emerging Markets Debt became diversified in March 2022, and Municipal Impact became diversified in June 2018 in connection with its investment strategy change. Four Funds offer Investor Class shares, two offer Trust Class shares, nine offer Institutional Class shares, nine offer Class A shares, nine offer Class C shares, one offers Class R3 shares, three offer Class R6 shares and one offers Class E shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
2
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds’ investments in equity securities, closed-end funds and exchange-traded funds ("ETFs"), for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:
Corporate Bonds. Inputs used to value corporate debt securities generally include relevant credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").
Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit specific details, relevant listed bond and preferred stock prices and Other Market Information.
U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.
U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.
Collateralized Loan Obligations (CLOs). The value of collateralized loan obligations is primarily determined by cash flow data, relevant loan pricing data and market color, and research from market participants and trading desks (Level 2 or 3 inputs).
Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.
High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.
Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.
Emerging Markets Debt and Foreign Government Securities. Inputs used to value emerging markets debt and foreign government securities generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

Commercial Paper. The value of commercial paper generally includes inputs from quoted prices or similar assets, constant maturity curves using coupon, currency, issuer, sector, issuer country, credit rating information, and yield curves using money market rates.
The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).
The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).
The value of bond forward contracts ("bond forwards") is determined by Management by obtaining valuations from independent pricing services using a model that considers the current price of the underlying bond and the forward curve (Level 2 inputs).
The value of interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (Level 2 inputs).
The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).
The value of inflation swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying inflation rates including forward inflation expectation rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying forward inflation curve and reference rate (Level 2 inputs).
The value of forward foreign currency contracts ("forward FX contracts") is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services’ networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).
The value of total return swaps and total return basket swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Funds' valuation designee. As the Funds' valuation designee, Management is responsible for determining fair value in good faith for any and all Fund investments. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Funds’ investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. Management has approved the use of ICE Data Services ("ICE") to evaluate the prices of foreign debt securities as of the time as of which a Fund’s share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund’s share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the absence of precise information about the market values of these foreign securities as of the time as of which a Fund’s share price is calculated, Management has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
3
Foreign currency translations: Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration and Strategic Income may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.
4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as a class member. The amount of such proceeds for the six months ended April 30, 2023, was $203 for Short Duration.
5
Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed each Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at April 30, 2023 were as follows:
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Core Bond	$656,874,602	$4,954,596	$41,580,907	$(36,626,311)
Emerging Markets Debt	148,194,220	4,016,256	21,091,648	(17,075,392)
Floating Rate Income	474,494,323	1,913,065	21,753,260	(19,840,195)
High Income	798,974,487	7,341,510	63,226,979	(55,885,469)
Municipal High Income	86,016,902	403,644	11,054,016	(10,650,372)
Municipal Impact	80,437,517	231,432	4,866,258	(4,634,826)
Municipal Intermediate Bond	195,875,908	1,014,127	9,389,080	(8,374,953)
Short Duration	190,387,156	1,198,065	8,381,463	(7,183,398)
Strategic Income	3,704,322,514	7,635,187	323,763,902	(316,128,715)
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended October 31, 2022, the Funds recorded permanent reclassifications primarily related to prior year true up adjustments. For the year ended October 31, 2022, the Funds recorded the following permanent reclassifications:
	Paid-in Capital	Total Distributable Earnings/(Losses)
High Income	$(1)	$1
Municipal High Income	(3)	3

The tax character of distributions paid during the years ended October 31, 2022, and October 31, 2021, was as follows:
	Distributions Paid From:
	Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
Core Bond	$16,625,905	$22,869,177	$—	$—	$—	$—	$—	$—	$16,625,905	$22,869,177
Emerging Markets Debt	4,449,606	8,073,834	—	—	—	—	3,066,267	—	7,515,873	8,073,834
Floating Rate Income	22,881,344	9,247,730	—	—	—	—	—	—	22,881,344	9,247,730
High Income	62,512,883	78,514,291	—	—	—	—	—	—	62,512,883	78,514,291
Municipal High Income	61,589	38,830	3,465,117	3,547,962	—	—	—	—	3,526,706	3,586,792
Municipal Impact	134,403	6,863	1,382,566	1,133,919	44,470	263,414	—	—	1,561,439	1,404,196
Municipal Intermediate Bond	435,712	206,895	3,772,717	4,370,188	976,197	857,533	498,601	—	5,683,227	5,434,616
Short Duration	4,997,297	2,679,512	—	—	—	—	309,641	—	5,306,938	2,679,512
Strategic Income	143,506,946	126,332,173	—	—	11,365,916	—	49,410,403	—	204,283,265	126,332,173

As of October 31, 2022, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Core Bond	$260,699	$—	$—	$(70,455,764)	$(41,778,428)	$(107,165)	$(112,080,658)
Emerging Markets Debt	—	—	—	(34,153,411)	(31,225,935)	(24,661)	(65,404,007)
Floating Rate Income	257,088	—	—	(32,656,888)	(37,809,034)	(97,161)	(70,305,995)
High Income	119,303	—	—	(104,431,239)	(231,866,862)	(554,202)	(336,733,000)
Municipal High Income	—	396,025	—	(16,880,897)	(5,071,799)	(11,906)	(21,568,577)
Municipal Impact	—	7,944	—	(8,269,367)	(70,735)	(11,485)	(8,343,643)
Municipal Intermediate Bond	—	—	—	(17,611,714)	(2,684,769)	(36,744)	(20,333,227)
Short Duration	—	—	—	(13,768,964)	(7,768,774)	(5,534)	(21,543,272)
Strategic Income	—	—	—	(520,762,385)	(38,077,490)	(2,441,082)	(561,280,957)
The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and/or recognized on wash sales and straddles; timing differences of fund level distributions, mark-to-market adjustments on swaps, futures and forward FX contracts, amortization of bond premium, defaulted bond adjustments, amortization of organizational expenses and tax adjustments related to swap contracts and other investments.
To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2022, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:
	Capital Loss Carryforwards
	Long-Term	Short-Term
Core Bond	$17,243,547	$24,506,599
Emerging Markets Debt	17,278,383	13,706,956
Floating Rate Income	25,155,369	12,653,665
High Income	156,697,858	75,169,004
Municipal High Income	1,468,937	3,602,862
Municipal Impact	41,985	28,750
Municipal Intermediate Bond	1,365,642	1,319,127
Short Duration	4,690,580	3,078,194
Strategic Income	—	37,822,553
6
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. Emerging Markets Debt and Strategic Income accrue capital gains tax on unrealized and realized gains for certain securities. At April 30, 2023, Emerging Markets Debt and Strategic Income had accrued capital gains taxes of $18,456 and $15,209, respectively, which is reflected in the Statements of Assets and Liabilities. For the six months ended April 30, 2023, Emerging Markets Debt and Strategic Income had realized capital gains taxes of $5,846 and $5,426, respectively, which is reflected in the Statements of Operations.
As a result of several European Court of Justice ("ECJ") court cases in certain countries across the European Union ("EU"), certain of the Funds may file tax reclaims for previously withheld taxes on dividends earned in those countries ("ECJ tax reclaims"). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims would be reflected as "Interest and other income—unaffiliated issuers" in the Statements of Operations and the cost to file these additional ECJ tax reclaims, if any, would be reflected as "Miscellaneous and other fees" in the Statements of Operations. When the ECJ tax reclaim is "more likely than not" to not be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the Statements of Assets and Liabilities.
7
Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.
8
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund’s expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

9
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
10
When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund’s NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Each Fund may also enter into a TBA (To Be Announced) agreement and "roll over" such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by a Fund.
11
Derivative instruments: Certain Funds' use of derivatives during the six months ended April 30, 2023, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at April 30, 2023. The disclosure requirements of ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.
Rule 18f-4 under the 1940 Act which became effective August 2022, regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). The Funds have adopted a Rule 18f-4 Policy which provides, among other things, that unless a Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.
Futures contracts: During the six months ended April 30, 2023, Core Bond used futures to manage or adjust the risk profile and investment exposure of the Fund, including to adjust the duration and yield curve exposure of the Fund’s portfolio. During six months ended April 30, 2023, Emerging Markets Debt and Short Duration each used futures for economic hedging purposes, including as a maturity or duration management device. During six months ended April 30, 2023, Strategic Income used futures to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets, currencies or securities, to adjust the duration of the Fund’s portfolio and to enhance total return.
Futures contracts may include certain options on exchange-traded futures contracts. At the time a Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.
Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed or expire, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange’s clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.
For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund’s losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund’s taxable income.
Bond forward contracts: During the six months ended April 30, 2023, Strategic Income used bond forward contracts to obtain economic exposure in the Fund to certain markets and securities. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments posted as collateral for the bond forward.
Forward foreign currency contracts: During the six months ended April 30, 2023, Emerging Markets Debt used forward FX contracts to manage or adjust views on foreign exchange rate movements and currency exposure, to apply foreign exchange leverage or reduce foreign currency risk, and to gain exposure to markets where the portfolio managers believe these instruments provide better liquidity and value than bonds. During the six months ended April 30, 2023, Strategic Income used forward FX contracts to manage or adjust the risk profile for foreign currency exposures in the Fund, to obtain or reduce economic exposure, to establish net short or long positions for markets or securities and to enhance total return.
A forward FX contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward FX contract fluctuates with changes in forward currency exchange rates. Forward FX contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward FX contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward FX contract or enter into a closing transaction involving the purchase or sale of an offsetting forward FX contract. Closing transactions with respect to forward FX contracts are usually performed with the counterparty to the original forward FX contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on settlement of forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.
Credit default swap contracts: During the six months ended April 30, 2023, Emerging Markets Debt used credit default swaps to manage or adjust credit risk of the Fund, to take advantage of the portfolio managers’ views on credit risk, market pricing of credit events and in an effort to leverage or reduce risk exposures by selling or buying protection. During the six months ended April 30, 2023, Strategic Income used credit default swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. When a Fund is the buyer of a credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of swaps. For over-the-counter ("OTC") credit default swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest receivable or payable on swap contracts to determine the fair value of swaps.
Interest rate/Inflation swap contracts: During the six months ended April 30, 2023, Emerging Markets Debt used interest rate swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers’ views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to obtain leveraged or reduced rate positions. During the six months ended April 30, 2023, Strategic Income used interest rate swaps and inflation swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. Under the terms of interest rate/inflation swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable-rate payment, or the Fund agrees to pay the swap counterparty a variable-rate payment in exchange for the counterparty’s paying the Fund a fixed-rate payment. The fixed-rate and variable-rate payment flows are paid by one party to the other on a periodic basis and netted against each other when applicable. There is no guarantee that these interest rate/inflation swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to an interest rate/inflation swap contract fails to comply with the terms of its contract. The loss incurred due to the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.
Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. For OTC interest rate/inflation swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. The reclassifications do not impact the Fund’s total net assets or its total net increase (decrease) in net assets resulting from operations.
Centrally cleared swap contracts: Certain clearinghouses currently offer clearing for limited types of derivative transactions. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the central clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest receivable or payable on swap contracts to determine the fair value of swaps.
Total return swap contracts: During the six months ended April 30, 2023, High Income used total return swaps to enhance liquidity while maintaining exposure to the asset class. During the six months ended April 30, 2023, Short Duration used total return swaps for hedging purposes, liquidity management and to manage and adjust the risk profile of the Fund. During the six months ended April 30, 2023, Strategic Income used total return swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or (depreciation) in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations. For OTC total return swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty.
Options: During the six months ended April 30, 2023, Strategic Income used written options for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. During the six months ended April 30, 2023, Strategic Income used purchased options for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund’s loss is limited to the amount of the option premium paid.
Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.
When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.
At April 30, 2023, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:
	Asset Derivatives		Liability Derivatives
Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Core Bond
Futures
Interest rate risk	Receivable/Payable for accumulated variation margin on futures contracts	$226,433	Receivable/Payable for accumulated variation margin on futures contracts	$(659,534)
Emerging Markets Debt
Futures
Interest rate risk	Receivable/Payable for accumulated variation margin on futures contracts	245,568	Receivable/Payable for accumulated variation margin on futures contracts	(269,114)
Forward FX contracts
Currency risk	Receivable for forward foreign currency contracts	790,776	Payable for forward foreign currency contracts	(376,051)
Centrally cleared swaps
Interest rate risk	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	317,388	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	(958,573)
Credit Risk	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	214,632	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	—
Total centrally cleared swaps		532,020		(958,573)
Over-the-counter swaps
Interest rate risk	Over-the-counter swap contracts, at value(a)	—	Over-the-counter swap contracts, at value(a)	(74,748)
High Income
Over-the-counter swaps
Credit Risk	Over-the-counter swap contracts, at value(a)	105,554	Over-the-counter swap contracts, at value(a)	—

	Asset Derivatives		Liability Derivatives
Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Short Duration
Futures
Interest rate risk	Receivable/Payable for accumulated variation margin on futures contracts	$537,957	Receivable/Payable for accumulated variation margin on futures contracts	$(847,461)
Strategic Income
Futures
Interest rate risk	Receivable/Payable for accumulated variation margin on futures contracts	3,114,204	Receivable/Payable for accumulated variation margin on futures contracts	(10,538,879)
Bond forwards
Interest rate risk	Receivable for bond forward contracts	59,002	Payable for bond forward contracts	(45,405)
Forward FX contracts
Currency risk	Receivable for forward foreign currency contracts	1,124,019	Payable for forward foreign currency contracts	(1,172,133)
Centrally cleared swaps
Interest rate risk	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts	1,281,289	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts	(1,108,707)
Credit Risk	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	3,700,854	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	(2,201,141)
Total centrally cleared swaps		4,982,143		(3,309,848)
Over-the-counter swaps
Credit Risk	Over-the-counter swap contracts, at value(a)	1,693,509	Over-the-counter swap contracts, at value(a)	—
Options purchased
Interest rate risk	Investments in securities, at value	63,673	—	—
Options written
Interest rate risk	—	—	Option contracts written, at value	(1,069)

(a)	"Centrally cleared swaps" and "over-the counter swaps" reflect the cumulative unrealized appreciation/(depreciation) of the centrally cleared swap contracts plus accrued interest as of April 30, 2023.
The impact of the use of these derivative instruments on the Statements of Operations during the six months ended April 30, 2023, was as follows:
Fund	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Core Bond
Futures
Interest rate risk	$(913,543)	$(140,033)

Fund	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Emerging Markets Debt
Futures
Interest rate risk	$15,653	$37,146
Forward FX contracts
Currency risk	(162,018)	417,971
Swaps
Interest rate risk	(971,003)	464,498
Credit Risk	(273,442)	53,728
Total swaps	(1,244,445)	518,226
High Income
Swaps
Credit Risk	391,655	(37,105)
Short Duration
Futures
Interest rate risk	(927,294)	(357,634)
Swaps
Credit Risk	(4,607)	(36,023)
Strategic Income
Futures
Interest rate risk	23,509,958	(32,354,592)
Forward FX contracts
Currency risk	(10,306,252)	1,257,865
Bond forwards
Interest rate risk	1,051,706	1,098,482
Swaps
Interest rate risk	(19,327,310)	128,311
Credit Risk	10,311,413	16,473,688
Total swaps	(9,015,897)	16,601,999
Options purchased
Interest rate risk	(26,372)	5,673
Options written
Interest rate risk	-	33,181

(a)	Net realized gain/(loss) on derivatives is located in the Statements of Operations each under the caption, "Net realized gain/(loss) on:"

Futures	Expiration or closing of futures contracts
Forward FX contracts	Settlement of forward foreign currency contracts
Bond forwards	Settlement of bond forward contracts
Swaps	Expiration or closing of swap contracts
Options purchased	Transactions in investment securities of unaffiliated issuers

(b)	Change in net unrealized appreciation/(depreciation) is located in the Statements of Operations each under the caption, "Change in net unrealized appreciation/(depreciation) in value of:"

Futures	Futures contracts
Forward FX contracts	Forward foreign currency contracts
Bond forwards	Bond forward contracts
Swaps	Swap contracts
Options purchased	Investment securities of unaffiliated issuers
Options written	Option contracts written
While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these preference shares, rights and warrants are not considered "derivative instruments" under ASC 815.
Management has concluded that Municipal High Income, Municipal Impact and Municipal Intermediate Bond did not hold any derivative instruments during the six months ended April 30, 2023 that require additional disclosures pursuant to ASC 815.
12
Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and a Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included in the Statements of Assets and Liabilities under the caption "Investments in securities, at value-Unaffiliated issuers". The total value of securities received as collateral for securities on loan is included in a footnote following the applicable Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to that Fund.
During the six months ended April 30, 2023, the Funds did not participate in securities lending.
13
Offsetting Assets and Liabilities: The Funds are required to disclose both gross and net information for assets and liabilities related to OTC derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Emerging Markets Debt, High Income and Strategic Income held one or more of these investments at April 30, 2023. The Funds' OTC derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of April 30, 2023.

Description	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
Forward FX contracts	$790,776	$(376,051)
Over-the-counter swap contracts	—	(74,748)
Total	$790,776	$(450,799)
High Income
Over-the-counter swap contracts	$105,554	$—
Total	$105,554	$—
Strategic Income
Bond Forward Contracts	$59,002	$(45,405)
Forward FX contracts	1,124,019	(1,172,133)
Over-the-counter swap contracts	1,693,509	—
Over-the-counter purchased options	63,673	—
Over-the-counter written options	—	(1,069)
Total	$2,940,203	$(1,218,607)

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
Emerging Markets Debt
BCB	$123,142	$(6,022)	$(110,000)	$7,120	$(6,022)	$6,022	$—	$—
BNP	24,008	(24,008)	—	—	(46,874)	24,008	—	(22,866)
CITI	136,737	(136,737)	—	—	(138,202)	136,737	—	(1,465)
DB	40,788	(6,751)	—	34,037	(6,751)	6,751	—	—
GSI	324,236	(71,675)	—	252,561	(71,675)	71,675	—	—
HSBC	10,868	(10,868)	—	—	(27,071)	10,868	—	(16,203)
JPM	37,872	(37,872)	—	—	(96,454)	37,872	—	(58,582)
MS	47,326	(43,110)	(4,216)	—	(43,110)	43,110	—	—
SCB	18,488	(7,751)	—	10,737	(7,751)	7,751	—	—
SSB	27,311	(6,889)	—	20,422	(6,889)	6,889	—	—
Total	$790,776	$(351,683)	$(114,216)	$324,877	$(450,799)	$351,683	$—	$(99,116)
High Income
GSI	$105,554	$—	$(99,958)	$5,596	$—	$—	$—	$—
Total	$105,554	$—	$(99,958)	$5,596	$—	$—	$—	$—
Strategic Income
BCB	$41,309	$(5,354)	$—	$35,955	$(5,354)	$5,354	$—	$—
CITI	450,313	(242,523)	—	207,790	(242,523)	242,523	—	—
GSI	2,228,979	(840,755)	—	1,388,224	(840,755)	840,755	—	—

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
HSBC	$31,448	$(31,448)	$—	$—	$(52,997)	$31,448	$—	$(21,549)
JPM	121,428	(70,919)	—	50,509	(70,919)	70,919	—	—
MS	55,713	(1,857)	—	53,856	(1,857)	1,857	—	—
SCB	11,013	(4,202)	—	6,811	(4,202)	4,202	—	—
Total	$2,940,203	$(1,197,058)	$—	$1,743,145	$(1,218,607)	$1,197,058	$—	$(21,549)

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.
(b)
A net amount greater than zero represents amounts subject to loss as of April 30, 2023, in the event of a counterparty failure. A net amount less than zero represents amounts under-collateralized to each counterparty as of April 30, 2023.

14
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.
15
Investment in other funds managed by Neuberger Berman Investment Advisers LLC: Through April 30, 2023, Strategic Income invested in Neuberger Berman Global Monthly Income Fund Ltd. (the "Underlying Fund") via a secondary market transaction (See Note F).
For Strategic Income’s investment in the Underlying Fund, NBIA waived a portion of its management fee equal to the management fee it received from the Underlying Fund on those assets (the "Arrangement"). For the six months ended April 30, 2023, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the six months ended April 30, 2023, income earned from the Underlying Fund on Strategic Income’s investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers". For the six months ended April 30, 2023, management fees waived under this Arrangement and distributions from income and capital gains received from Strategic Income’s investments in the Underlying Fund were as follows:
	Management Fees Waived	Distributions from Income and Capital Gains
Strategic Income	$ 4,859	$ 60,754
16
Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 or any other applicable exemptive relief. Rule 12d1-4 permits fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. Shareholders of a Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.

17
Unfunded loan commitments: The Funds may enter into certain credit agreements all or a portion of which may be unfunded. The Funds are obligated to fund these commitments at the borrower’s discretion. As of April 30, 2023, the value of unfunded loan commitments was $341,768 for Floating Rate Income, pursuant to the following loan agreements:
Floating Rate Income
Borrower	Principal Amount	Value
Athenahealth Group, Inc., Term Loan DD, (3 mo. USD Term SOFR + 3.50%), 3.50%, due 2/15/2029(a)	$365,250	$341,768

(a)
Position is a delayed draw term loan which may be partially or fully unfunded. In accordance with the underlying credit agreement, the interest rate shown reflects the unfunded rate as of April 30, 2023.

18
Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.
Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets according to the following table:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Thereafter
Core Bond	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.15%
Emerging Markets Debt	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Floating Rate Income	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
High Income(a)	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
Municipal High Income	0.40%	0.40%	0.375%	0.375%	0.35%	0.325%	0.30%
Municipal Impact	0.25%	0.25%	0.225%	0.225%	0.20%	0.175%	0.15%
Municipal Intermediate Bond	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%
Short Duration	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.15%
Strategic Income	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

(a)
NBIA has contractually agreed to waive its Class E management fee for the below Fund. This undertaking lasts until October 31, 2023 and may not be terminated during its term without the consent of the Board.
Management fees contractually waived pursuant to this waiver for Class E are not subject to recovery by
NBIA.

Fund	Annualized Percentage of Average Daily Net Assets Waived	Effective Date(s)	Management Fees Waived for the Six Months Ended April 30, 2023
High Income	0.48%	1/11/2022	$ 37,390
Accordingly, for the six months ended April 30, 2023, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund’s average daily net assets, as follows:
Effective Rate
Core Bond	0.18%
High Income	0.48%(a)

Effective Rate
Municipal High Income	0.40%
Municipal Impact	0.25%
Short Duration	0.17%
Strategic Income	0.40%(a)

(a)	After management fee waiver (Note A).
Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.27% for each of Investor Class, Class A, Class C and Class R3; 0.50% for Trust Class of Short Duration; 0.40% for Trust Class of Strategic Income; 0.15% for Institutional Class; and 0.05% for Class R6, each as a percentage of its average daily net assets. Class E shares do not pay an administration fee. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations.
At April 30, 2023, the Funds' contingent liabilities to NBIA under the agreements were as follows:
			Expenses Reimbursed in Year Ended October 31,
			2020	2021	2022	2023
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)	Expiration	2023	2024	2025	2026
Core Bond Investor Class	0.78%(b)	10/31/26	$24,104	$13,198	$17,290	$7,085
Core Bond Institutional Class	0.38%(b)	10/31/26	254,794	212,423	219,953	108,764
Core Bond Class A	0.78%(b)	10/31/26	7,793	3,024	3,834	1,917
Core Bond Class C	1.53%(b)	10/31/26	998	516	511	308
Core Bond Class R6	0.28%(b)	10/31/26	1,676	2,056	4,462	3,902
Emerging Markets Debt Institutional Class	0.78%	10/31/26	363,531	333,789	347,064	171,644
Emerging Markets Debt Class A	1.15%	10/31/26	5,716	2,562	1,777	1,038
Emerging Markets Debt Class C	1.90%	10/31/26	1,193	1,321	1,843	1,051
Floating Rate Income Institutional Class	0.60%(b)	10/31/26	385,554	436,784	494,544	219,583
Floating Rate Income Class A	0.97%(b)	10/31/26	15,631	17,310	15,422	8,327
Floating Rate Income Class C	1.72%(b)	10/31/26	20,399	11,014	8,329	3,371
High Income Investor Class	1.00%	10/31/26	—	—	—	—
High Income Institutional Class	0.75%	10/31/26	—	—	—	—
High Income Class A	1.12%	10/31/26	—	—	—	—
High Income Class C	1.87%	10/31/26	—	—	—	—
High Income Class R3	1.37%	10/31/26	—	—	—	—
High Income Class R6	0.65%	10/31/26	—	—	—	—
Municipal High Income Institutional Class	0.50%	10/31/26	359,725	339,041	368,149	176,156

			Expenses Reimbursed in Year Ended October 31,
			2020	2021	2022	2023
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)	Expiration	2023	2024	2025	2026
Municipal High Income Class A	0.87%	10/31/26	$3,325	$3,504	$6,041	$2,937
Municipal High Income Class C	1.62%	10/31/26	1,390	754	2,728	887
Municipal Impact Institutional Class	0.43%	10/31/26	299,893	280,447	315,217	155,515
Municipal Impact Class A	0.80%	10/31/26	248	542	2,788	1,014
Municipal Impact Class C	1.55%	10/31/26	149	187	2,471	870
Municipal Intermediate Bond Investor Class	0.45%	10/31/26	26,332	18,508	22,599	9,866
Municipal Intermediate Bond Institutional Class	0.30%	10/31/26	315,219	299,074	306,017	154,304
Municipal Intermediate Bond Class A	0.67%	10/31/26	3,397	3,614	5,749	3,146
Municipal Intermediate Bond Class C	1.42%	10/31/26	4,117	2,706	4,207	1,094
Short Duration Investor Class	0.54%(b)	10/31/26	97,811	80,344	50,129	19,336
Short Duration Trust Class	0.64%(b)	10/31/26	10,631	12,731	8,606	3,325
Short Duration Institutional Class	0.34%(b)	10/31/26	249,736	246,584	319,603	164,014
Short Duration Class A	0.71%(b)	10/31/26	4,533	7,874	6,186	3,297
Short Duration Class C	1.46%(b)	10/31/26	7,744	7,242	4,014	1,357
Strategic Income Trust Class	0.94%	10/31/26	6,415	3,911	4,533	1,741
Strategic Income Institutional Class	0.59%	10/31/26	293,431	202,570	209,081	79,629
Strategic Income Class A	0.99%	10/31/26	—	—	—	—
Strategic Income Class C	1.69%	10/31/26	31,253	22,219	18,239	6,676
Strategic Income Class R6	0.49%	10/31/26	43,096	33,341	40,769	17,216

(a)	Expense limitation per annum of the respective class’s average daily net assets.
(b)	Classes that have had changes to their respective limitations are noted below.

Class	Expense limitation	Prior to
Core Bond Investor Class	0.85%	01/15/20
Core Bond Institutional Class	0.45%	01/15/20
Core Bond Class A	0.85%	01/15/20
Core Bond Class C	1.60%	01/15/20
Core Bond Class R6	0.35%	01/15/20
Floating Rate Income Institutional Class	0.70%	01/15/21
Floating Rate Income Class A	1.07%	01/15/21
Floating Rate Income Class C	1.82%	01/15/21
Short Duration Investor Class	0.59%	02/28/20
Short Duration Trust Class	0.69%	02/28/20
Short Duration Institutional Class	0.39%	02/28/20
Short Duration Class A	0.76%	02/28/20
Short Duration Class C	1.51%	02/28/20
Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class’s annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the six months ended April 30, 2023, there was no repayment to NBIA under these agreements.
Neuberger Berman Europe Limited ("NBEL"), as the sub-adviser to Emerging Markets Debt, is retained by NBIA to choose the Fund’s investments and handle its day-to-day business for the portion of the Fund’s assets allocated to it by NBIA, and receives a monthly fee paid by NBIA. As investment manager, NBIA is responsible for overseeing the investment activities of NBEL. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBEL and/or NBIA.
Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.
However, the Distributor receives fees from Core Bond’s Investor Class, Strategic Income’s Trust Class, High Income’s Class R3, and each Fund’s Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor’s activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.25% of Core Bond Investor Class’, and each Fund's Class A's average daily net assets; 0.10% of Strategic Income Trust Class’ average daily net assets; 0.50% of High Income Class R3’s average daily net assets; and 1.00% of each Fund's Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plans comply with those rules.
Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.
For the six months ended April 30, 2023, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:
	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Core Bond Class A	$1,346	$—	$—	$—
Core Bond Class C	—	—	—	—
Emerging Markets Debt Class A	125	—	—	—
Emerging Markets Debt Class C	—	—	—	—
Floating Rate Income Class A	660	—	—	—
Floating Rate Income Class C	—	50	—	—
High Income Class A	66	—	—	—
High Income Class C	—	110	—	—
Municipal High Income Class A	182	—	—	—
Municipal High Income Class C	—	—	—	—
Municipal Impact Class A	—	—	—	—
Municipal Impact Class C	—	—	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Municipal Intermediate Bond Class A	$191	$—	$—	$—
Municipal Intermediate Bond Class C	—	—	—	—
Short Duration Class A	218	—	—	—
Short Duration Class C	—	—	—	—
Strategic Income Class A	3,377	—	—	—
Strategic Income Class C	—	1,532	—	—
Note C—Securities Transactions:
During the six months ended April 30, 2023, there were purchase and sale transactions of long-term securities (excluding swaps, bond forwards, forward FX contracts, futures and options written) as follows:
	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$504,140,650	$106,527,983	$344,989,227	$122,516,154
Emerging Markets Debt	—	56,088,188	—	42,400,873
Floating Rate Income	—	110,944,781	—	133,980,453
High Income	—	254,033,220	—	337,594,480
Municipal High Income	—	21,742,978	—	33,264,653
Municipal Impact	—	7,643,392	—	8,462,969
Municipal Intermediate Bond	—	68,684,061	—	51,425,305
Short Duration	21,143,765	56,538,867	4,966,154	54,147,591
Strategic Income	4,507,125,007	489,553,949	4,040,009,206	775,933,457
During the six months ended April 30, 2023, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
Share activity for the six months ended April 30, 2023, and for the year ended October 31, 2022, was as follows:
	For the Six Months Ended April 30, 2023				For the Year Ended October 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Core Bond
Investor Class	12,378	19,752	(73,252)	(41,122)	47,611	29,687	(174,936)	(97,638)
Institutional Class	21,832,357	1,027,502	(7,881,270)	14,978,589	23,931,139	1,213,734	(31,605,166)	(6,460,293)
Class A	423,410	34,914	(311,834)	146,490	612,644	47,947	(634,059)	26,532
Class C	62,702	2,524	(25,309)	39,917	115,714	1,949	(73,657)	44,006
Class R6	1,137,397	34,046	(289,490)	881,953	1,527,147	23,929	(701,988)	849,088

	For the Six Months Ended April 30, 2023				For the Year Ended October 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Emerging Markets Debt
Institutional Class	8,829,485	509,875	(6,126,707)	3,212,653	9,760,122	1,025,586	(21,099,422)	(10,313,714)
Class A	171,651	1,619	(186,943)	(13,673)	402,179	2,524	(389,647)	15,056
Class C	32	2,192	(22,434)	(20,210)	41,958	3,371	(17,631)	27,698
Floating Rate Income
Institutional Class	10,066,014	2,011,652	(15,409,313)	(3,331,647)	37,167,744	2,360,888	(25,241,646)	14,286,986
Class A	1,733,895	42,347	(943,654)	832,588	1,244,849	41,299	(1,144,157)	141,991
Class C	46,312	25,158	(142,201)	(70,731)	300,547	27,688	(222,435)	105,800
High Income
Investor Class	526,404	259,396	(1,187,322)	(401,522)	1,436,421	414,883	(1,849,549)	1,755
Institutional Class	12,950,670	2,163,468	(28,082,861)	(12,968,723)	51,728,243	4,814,373	(100,724,430)	(44,181,814)
Class A	4,904,098	36,410	(4,488,013)	452,495	8,809,843	62,983	(9,026,238)	(153,412)
Class C	22,608	10,360	(59,805)	(26,837)	12,060	18,501	(167,996)	(137,435)
Class R3	18,095	5,592	(15,216)	8,471	30,120	9,294	(56,436)	(17,022)
Class R6	909,564	533,587	(3,819,935)	(2,376,784)	5,843,593	1,273,724	(33,302,039)	(26,184,722)
Class E	295,029	77,400	(159,396)	213,033	2,217,788	102,820	(315,346)	2,005,262 (a)
Municipal High Income
Institutional Class	1,729,906	149,595	(3,386,216)	(1,506,715)	5,608,928	352,255	(9,735,844)	(3,774,661)
Class A	3,969	1,033	(16,268)	(11,266)	81,185	1,930	(71,015)	12,100
Class C	—	88	(2,151)	(2,063)	1,830	181	(11,004)	(8,993)
Municipal Impact
Institutional Class	859,867	40,828	(1,132,153)	(231,458)	1,151,938	85,665	(1,016,107)	221,496
Class A	1,888	70	(28)	1,930	1,537	89	(143)	1,483
Class C	594	21	(2,875)	(2,260)	6,684	10	(2)	6,692
Municipal Intermediate Bond
Investor Class	1,105	7,515	(86,510)	(77,890)	22,977	20,578	(170,691)	(127,136)
Institutional Class	4,382,799	171,025	(3,152,228)	1,401,596	4,823,539	392,497	(8,876,490)	(3,660,454)
Class A	70,120	1,396	(19,180)	52,336	81,468	1,998	(38,430)	45,036
Class C	6,322	216	(12,444)	(5,906)	6,697	1,357	(99,630)	(91,576)
Short Duration
Investor Class	10,953	48,406	(239,145)	(179,786)	172,104	76,933	(371,276)	(122,239)
Trust Class	38,688	7,462	(39,551)	6,599	24,750	11,719	(103,295)	(66,826)
Institutional Class	5,701,418	511,139	(5,175,870)	1,036,687	18,974,352	621,976	(10,079,258)	9,517,070
Class A	493,049	8,633	(189,205)	312,477	195,903	9,170	(44,483)	160,590
Class C	66,778	3,218	(85,309)	(15,313)	50,402	5,022	(82,856)	(27,432)
Strategic Income
Trust Class	30,645	19,291	(91,710)	(41,774)	22,655	51,168	(137,492)	(63,669)

	For the Six Months Ended April 30, 2023				For the Year Ended October 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Institutional Class	58,807,377	4,900,774	(51,046,465)	12,661,686	102,022,313	12,483,221	(126,782,602)	(12,277,068)
Class A	2,801,976	217,595	(2,167,345)	852,226	3,593,333	464,248	(4,551,617)	(494,036)
Class C	423,061	87,730	(902,991)	(392,200)	416,521	275,379	(1,953,271)	(1,261,371)
Class R6	3,287,035	1,223,019	(3,812,589)	697,465	7,491,617	2,832,059	(5,750,786)	4,572,890

(a)	Period from January 11, 2022 (Commencement of Operations) to October 31, 2022.
Note E—Line of Credit:
At April 30, 2023, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at April 30, 2023. During the six months ended April 30, 2023, none of the Funds utilized the Credit Facility.
Note F—Investments in Affiliates(a):
	Value at October 31, 2022	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Distributions from Investments in Affiliated Persons(b)	Shares Held at April 30, 2023	Value at April 30, 2023
Strategic Income
Neuberger Berman Global Monthly Income Fund Ltd.	$1,706,550	$—	$379,431	$184,789	$(54,161)	$60,754	1,588,950	$1,457,747
Sub-total for affiliates held as of 4/30/23(c)	$1,706,550	$—	$379,431	$184,789	$(54,161)	$60,754		$1,457,747

(a)	Affiliated persons, as defined in the 1940 Act.
(b)	Distributions received include distributions from net investment income and net realized capital gains, if any, from other investment companies managed by NBIA.
(c)	At April 30, 2023, these securities amounted to 0.05% of net assets of Strategic Income.
Other: At April 30, 2023, affiliated persons owned outstanding shares of the following Funds:

Affiliated Person(s) Percentage Ownership of Outstanding Shares
Core Bond	0.00%
Emerging Markets Debt	4.47%
High Income	0.00%
Municipal High Income	0.06%
Affiliated Person(s) Percentage Ownership of Outstanding Shares
Municipal Impact	0.06%
Municipal Intermediate Bond	0.00%
Strategic Income	0.77%

Note G—Recent Accounting Pronouncements:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
In December 2022, the FASB issued Accounting Standards Update No. 2022-06, "Reference Rate Reform (Topic 848)" ("ASU 2022-06"), which is an update to Accounting Standards Update No. 2021-01, "Reference Rate Reform (Topic 848)" ("ASU 2021-01") and defers the sunset date for applying the reference rate reform relief in Topic 848. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds' financial statements.
Note H—Unaudited Financial Information:
The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Financial Highlights
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Core Bond Fund
Investor Class
4/30/2023 (Unaudited)	$8.61	$0.15	$0.46	$0.61	$(0.17)	$—	$—
10/31/2022	$10.61	$0.20	$(1.94)	$(1.74)	$(0.26)	$—	$—
10/31/2021	$10.91	$0.13	$(0.02)	$0.11	$(0.23)	$(0.18)	$—
10/31/2020	$10.51	$0.23	$0.47	$0.70	$(0.30)	$—	$—
10/31/2019	$9.77	$0.26	$0.78	$1.04	$(0.24)	$—	$(0.06)
10/31/2018	$10.31	$0.23	$(0.52)	$(0.29)	$(0.22)	$—	$(0.03)

Institutional Class
4/30/2023 (Unaudited)	$8.62	$0.17	$0.45	$0.62	$(0.18)	$—	$—
10/31/2022	$10.63	$0.24	$(1.96)	$(1.72)	$(0.29)	$—	$—
10/31/2021	$10.94	$0.17	$(0.03)	$0.14	$(0.27)	$(0.18)	$—
10/31/2020	$10.53	$0.27	$0.49	$0.76	$(0.35)	$—	$—
10/31/2019	$9.79	$0.30	$0.79	$1.09	$(0.29)	$—	$(0.06)
10/31/2018	$10.34	$0.28	$(0.54)	$(0.26)	$(0.26)	$—	$(0.03)

Class A
4/30/2023 (Unaudited)	$8.59	$0.15	$0.46	$0.61	$(0.17)	$—	$—
10/31/2022	$10.60	$0.20	$(1.96)	$(1.76)	$(0.25)	$—	$—
10/31/2021	$10.90	$0.13	$(0.02)	$0.11	$(0.23)	$(0.18)	$—
10/31/2020	$10.50	$0.23	$0.47	$0.70	$(0.30)	$—	$—
10/31/2019	$9.76	$0.26	$0.78	$1.04	$(0.24)	$—	$(0.06)
10/31/2018	$10.30	$0.23	$(0.52)	$(0.29)	$(0.22)	$—	$(0.03)

Class C
4/30/2023 (Unaudited)	$8.60	$0.12	$0.45	$0.57	$(0.13)	$—	$—
10/31/2022	$10.61	$0.13	$(1.96)	$(1.83)	$(0.18)	$—	$—
10/31/2021	$10.91	$0.05	$(0.02)	$0.03	$(0.15)	$(0.18)	$—
10/31/2020	$10.51	$0.15	$0.47	$0.62	$(0.22)	$—	$—
10/31/2019	$9.77	$0.19	$0.78	$0.97	$(0.17)	$—	$(0.06)
10/31/2018	$10.31	$0.16	$(0.52)	$(0.36)	$(0.15)	$—	$(0.03)
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.17)	$9.05	7.06%[d]	$10.4	0.92%[e]	0.78%[e]	3.45%[e]	65%[d,f]
$(0.26)	$8.61	(16.65)%	$10.3	0.93%	0.78%	2.04%	164%[f]
$(0.41)	$10.61	0.97%[g]	$13.7	0.88%	0.78%	1.17%	151%[f]
$(0.30)	$10.91	6.76%	$14.1	0.99%	0.80%	2.12%	111%[f]
$(0.30)	$10.51	10.81%[g]	$11.3	1.12%	0.85%	2.60%	147%[f]
$(0.25)	$9.77	(2.83)%[g]	$9.8	1.12%	0.86%	2.32%	136%[f]

$(0.18)	$9.06	7.27%[d]	$570.0	0.43%[e]	0.38%[e]	3.86%[e]	65%[d,f]
$(0.29)	$8.62	(16.37)%	$413.1	0.43%	0.38%	2.42%	164%[f]
$(0.45)	$10.63	1.28%[g]	$578.1	0.43%	0.38%	1.56%	151%[f]
$(0.35)	$10.94	7.28%	$473.5	0.46%	0.40%	2.51%	111%[f]
$(0.35)	$10.53	11.24%[g]	$332.3	0.55%	0.45%	2.98%	147%[f]
$(0.29)	$9.79	(2.52)%[g]	$373.3	0.54%	0.46%	2.73%	136%[f]

$(0.17)	$9.03	7.08%[d]	$20.8	0.80%[e]	0.78%[e]	3.45%[e]	65%[d,f]
$(0.25)	$8.59	(16.76)%	$18.5	0.80%	0.78%	2.06%	164%[f]
$(0.41)	$10.60	0.97%[g]	$22.6	0.80%	0.78%	1.16%	151%[f]
$(0.30)	$10.90	6.76%	$23.0	0.84%	0.80%	2.11%	111%[f]
$(0.30)	$10.50	10.82%[g]	$19.4	0.93%	0.85%	2.60%	147%[f]
$(0.25)	$9.76	(2.83)%[g]	$18.3	0.92%	0.86%	2.32%	136%[f]

$(0.13)	$9.04	6.68%[d]	$1.9	1.57%[e]	1.53%[e]	2.70%[e]	65%[d,f]
$(0.18)	$8.60	(17.37)%	$1.5	1.58%	1.53%	1.33%	164%[f]
$(0.33)	$10.61	0.22%[g]	$1.4	1.57%	1.53%	0.43%	151%[f]
$(0.22)	$10.91	5.97%	$2.1	1.59%	1.55%	1.39%	111%[f]
$(0.23)	$10.51	9.99%[g]	$2.2	1.68%	1.60%	1.85%	147%[f]
$(0.18)	$9.77	(3.55)%[g]	$2.2	1.67%	1.61%	1.56%	136%[f]

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Core Bond Fund (cont’d)
Class R6
4/30/2023 (Unaudited)	$8.62	$0.18	$0.46	$0.64	$(0.19)	$—	$—
10/31/2022	$10.63	$0.26	$(1.97)	$(1.71)	$(0.30)	$—	$—
10/31/2021	$10.94	$0.18	$(0.03)	$0.15	$(0.28)	$(0.18)	$—
10/31/2020	$10.53	$0.28	$0.49	$0.77	$(0.36)	$—	$—
Period from 1/18/2019[h] to 10/31/2019	$9.93	$0.24	$0.65	$0.89	$(0.23)	$—	$(0.06)

Emerging Markets Debt Fund
Institutional Class
4/30/2023 (Unaudited)	$6.10	$0.19	$0.63	$0.82	$(0.19)	$—	$—
10/31/2022	$8.15	$0.35	$(2.06)	$(1.71)	$(0.20)	$—	$(0.14)
10/31/2021	$8.20	$0.35	$(0.06)	$0.29	$(0.34)	$—	$—
10/31/2020	$8.63	$0.39	$(0.45)	$(0.06)	$(0.13)	$—	$(0.24)
10/31/2019	$8.03	$0.45	$0.59	$1.04	$(0.27)	$—	$(0.17)
10/31/2018	$9.02	$0.46	$(0.99)	$(0.53)	$(0.29)	$—	$(0.17)

Class A
4/30/2023 (Unaudited)	$6.09	$0.18	$0.63	$0.81	$(0.18)	$—	$—
10/31/2022	$8.14	$0.32	$(2.06)	$(1.74)	$(0.17)	$—	$(0.14)
10/31/2021	$8.19	$0.31	$(0.05)	$0.26	$(0.31)	$—	$—
10/31/2020	$8.62	$0.36	$(0.45)	$(0.09)	$(0.10)	$—	$(0.24)
10/31/2019	$8.02	$0.42	$0.59	$1.01	$(0.24)	$—	$(0.17)
10/31/2018	$9.01	$0.42	$(0.98)	$(0.56)	$(0.26)	$—	$(0.17)

Class C
4/30/2023 (Unaudited)	$6.09	$0.15	$0.63	$0.78	$(0.15)	$—	$—
10/31/2022	$8.14	$0.27	$(2.06)	$(1.79)	$(0.12)	$—	$(0.14)
10/31/2021	$8.20	$0.25	$(0.06)	$0.19	$(0.25)	$—	$—
10/31/2020	$8.62	$0.29	$(0.43)	$(0.14)	$(0.04)	$—	$(0.24)
10/31/2019	$8.02	$0.36	$0.59	$0.95	$(0.18)	$—	$(0.17)
10/31/2018	$9.01	$0.36	$(0.99)	$(0.63)	$(0.19)	$—	$(0.17)

Floating Rate Income Fund
Institutional Class
4/30/2023 (Unaudited)	$9.05	$0.38	$0.15	$0.53	$(0.39)	$—	$—
10/31/2022	$9.80	$0.48	$(0.77)	$(0.29)	$(0.46)	$—	$—
10/31/2021	$9.40	$0.36	$0.40	$0.76	$(0.36)	$—	$—
10/31/2020	$9.55	$0.41	$(0.15)	$0.26	$(0.41)	$—	$(0.00)
10/31/2019	$9.85	$0.50	$(0.30)	$0.20	$(0.50)	$—	$—
10/31/2018	$9.94	$0.43	$(0.09)	$0.34	$(0.43)	$—	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.19)	$9.07	7.44%[d]	$21.8	0.33%[e]	0.28%[e]	3.98%[e]	65%[d,f]
$(0.30)	$8.62	(16.29)%	$13.1	0.34%	0.28%	2.78%	164%[f]
$(0.46)	$10.63	1.39%[g]	$7.2	0.33%	0.29%	1.64%	151%[f]
$(0.36)	$10.94	7.38%	$3.1	0.37%	0.30%	2.63%	111%[f]
$(0.29)	$10.53	9.06%[d,g]	$3.4	0.50%[e]	0.36%[e]	2.94%[e]	147%[f,i]

$(0.19)	$6.73	13.50%[d]	$136.2	1.08%[e]	0.79%[e]	5.86%[e]	39%[d]
$(0.34)	$6.10	(21.48)%	$103.8	1.02%	0.81%	4.91%	55%
$(0.34)	$8.15	3.49%	$222.8	0.96%	0.79%	4.08%	59%
$(0.37)	$8.20	(0.62)%	$153.0	1.02%	0.79%[j]	4.69%	86%
$(0.44)	$8.63	13.26%	$158.5	1.00%	0.79%	5.36%	68%
$(0.46)	$8.03	(6.15)%	$194.8	1.00%	0.79%	5.28%	86%

$(0.18)	$6.72	13.31%[d]	$0.4	1.60%[e]	1.16%[e]	5.47%[e]	39%[d]
$(0.31)	$6.09	(21.82)%	$0.5	1.55%	1.16%	4.60%	55%
$(0.31)	$8.14	3.10%	$0.5	1.39%	1.16%	3.69%	59%
$(0.34)	$8.19	(1.01)%	$1.3	1.42%	1.16%[j]	4.33%	86%
$(0.41)	$8.62	12.85%	$3.2	1.38%	1.16%	5.01%	68%
$(0.43)	$8.02	(6.51)%	$8.8	1.39%	1.16%	4.88%	86%

$(0.15)	$6.72	12.89%[d]	$0.6	2.23%[e]	1.91%[e]	4.72%[e]	39%[d]
$(0.26)	$6.09	(22.39)%	$0.6	2.19%	1.91%	3.86%	55%
$(0.25)	$8.14	2.21%	$0.6	2.12%	1.91%	2.95%	59%
$(0.28)	$8.20	(1.62)%	$0.5	2.16%	1.91%[j]	3.52%	86%
$(0.35)	$8.62	12.01%	$0.4	2.14%	1.91%	4.25%	68%
$(0.36)	$8.02	(7.21)%	$0.5	2.14%	1.91%	4.15%	86%

$(0.39)	$9.19	5.91%[d]	$421.1	0.71%[e]	0.61%[e]	8.40%[e]	25%[d]
$(0.46)	$9.05	(2.96)%	$444.7	0.72%	0.60%[j]	5.04%	46%
$(0.36)	$9.80	8.12%	$341.3	0.80%	0.62%	3.67%	49%
$(0.41)	$9.40	2.82%	$149.4	0.93%	0.70%	4.41%	81%
$(0.50)	$9.55	2.12%	$206.8	0.89%	0.71%[j]	5.16%	60%
$(0.43)	$9.85	3.45%	$333.4	0.85%	0.70%	4.31%	55%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Floating Rate Income Fund (cont’d)
Class A
4/30/2023 (Unaudited)	$9.05	$0.37	$0.15	$0.52	$(0.37)	$—	$—
10/31/2022	$9.80	$0.43	$(0.75)	$(0.32)	$(0.43)	$—	$—
10/31/2021	$9.40	$0.32	$0.40	$0.72	$(0.32)	$—	$—
10/31/2020	$9.55	$0.37	$(0.15)	$0.22	$(0.37)	$—	$(0.00)
10/31/2019	$9.85	$0.46	$(0.29)	$0.17	$(0.47)	$—	$—
10/31/2018	$9.94	$0.39	$(0.09)	$0.30	$(0.39)	$—	$—

Class C
4/30/2023 (Unaudited)	$9.05	$0.33	$0.15	$0.48	$(0.34)	$—	$—
10/31/2022	$9.79	$0.36	$(0.74)	$(0.38)	$(0.36)	$—	$—
10/31/2021	$9.40	$0.25	$0.39	$0.64	$(0.25)	$—	$—
10/31/2020	$9.55	$0.31	$(0.16)	$0.15	$(0.30)	$—	$(0.00)
10/31/2019	$9.85	$0.39	$(0.30)	$0.09	$(0.39)	$—	$—
10/31/2018	$9.94	$0.31	$(0.08)	$0.23	$(0.32)	$—	$—

High Income Bond Fund
Investor Class
4/30/2023 (Unaudited)	$7.28	$0.24	$0.06	$0.30	$(0.24)	$—	$—
10/31/2022	$8.68	$0.40	$(1.39)	$(0.99)	$(0.41)	$—	$—
10/31/2021	$8.33	$0.40	$0.36	$0.76	$(0.41)	$—	$—
10/31/2020	$8.52	$0.41	$(0.18)	$0.23	$(0.42)	$—	$—
10/31/2019	$8.35	$0.46	$0.17	$0.63	$(0.46)	$—	$—
10/31/2018	$8.79	$0.45	$(0.44)	$0.01	$(0.45)	$—	$—

Institutional Class
4/30/2023 (Unaudited)	$7.29	$0.24	$0.06	$0.30	$(0.24)	$—	$—
10/31/2022	$8.69	$0.41	$(1.39)	$(0.98)	$(0.42)	$—	$—
10/31/2021	$8.34	$0.42	$0.36	$0.78	$(0.43)	$—	$—
10/31/2020	$8.53	$0.43	$(0.19)	$0.24	$(0.43)	$—	$—
10/31/2019	$8.36	$0.47	$0.17	$0.64	$(0.47)	$—	$—
10/31/2018	$8.80	$0.47	$(0.44)	$0.03	$(0.47)	$—	$—

Class A
4/30/2023 (Unaudited)	$7.28	$0.23	$0.06	$0.29	$(0.23)	$—	$—
10/31/2022	$8.68	$0.38	$(1.39)	$(1.01)	$(0.39)	$—	$—
10/31/2021	$8.33	$0.38	$0.36	$0.74	$(0.39)	$—	$—
10/31/2020	$8.52	$0.39	$(0.19)	$0.20	$(0.39)	$—	$—
10/31/2019	$8.35	$0.44	$0.16	$0.60	$(0.43)	$—	$—
10/31/2018	$8.79	$0.43	$(0.44)	$(0.01)	$(0.43)	$—	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.37)	$9.20	5.83%[d]	$19.0	1.10%[e]	0.98%[e]	8.11%[e]	25%[d]
$(0.43)	$9.05	(3.33)%	$11.1	1.11%	0.97%[j]	4.59%	46%
$(0.32)	$9.80	7.72%	$10.6	1.20%	0.99%	3.29%	49%
$(0.37)	$9.40	2.45%	$7.0	1.34%	1.07%	4.00%	81%
$(0.47)	$9.55	1.75%	$6.5	1.29%	1.08%[j]	4.80%	60%
$(0.39)	$9.85	3.07%	$20.3	1.23%	1.07%	3.94%	55%

$(0.34)	$9.19	5.33%[d]	$6.1	1.83%[e]	1.73%[e]	7.28%[e]	25%[d]
$(0.36)	$9.05	(3.97)%	$6.7	1.84%	1.72%[j]	3.82%	46%
$(0.25)	$9.79	6.81%	$6.2	1.94%	1.75%	2.54%	49%
$(0.30)	$9.40	1.68%	$5.6	2.06%	1.82%	3.30%	81%
$(0.39)	$9.55	0.99%	$11.6	2.02%	1.84%[j]	4.07%	60%
$(0.32)	$9.85	2.30%	$16.7	1.97%	1.82%	3.17%	55%

$(0.24)	$7.34	4.14%[d]	$59.4	0.88%[e]	0.88%[e]	6.52%[e]	35%[d]
$(0.41)	$7.28	(11.62)%	$61.8	0.87%	0.87%[k]	5.09%	72%
$(0.41)	$8.68	9.21%[g]	$73.7	0.85%	0.85%[k]	4.63%	98%
$(0.42)	$8.33	2.85%	$76.5	0.85%	0.85%	4.99%	115%
$(0.46)	$8.52	7.72%	$86.0	0.86%	0.86%	5.44%	96%
$(0.45)	$8.35	0.14%[g]	$93.4	0.85%	0.85%	5.28%	46%

$(0.24)	$7.35	4.22%[d]	$527.2	0.72%[e]	0.72%[e]	6.67%[e]	35%[d]
$(0.42)	$7.29	(11.46)%	$617.3	0.71%	0.71%[k]	5.17%	72%
$(0.43)	$8.69	9.38%[g]	$1,120.2	0.69%	0.69%[k]	4.79%	98%
$(0.43)	$8.34	3.02%	$1,148.7	0.69%	0.69%	5.14%	115%
$(0.47)	$8.53	7.89%	$1,471.8	0.70%	0.70%	5.60%	96%
$(0.47)	$8.36	0.31%[g]	$1,202.7	0.69%	0.69%	5.44%	46%

$(0.23)	$7.34	4.02%[d]	$16.7	1.11%[e]	1.11%[e]	6.32%[e]	35%[d]
$(0.39)	$7.28	(11.85)%	$13.3	1.12%	1.12%[k,l]	4.76%	72%
$(0.39)	$8.68	8.91%[g]	$17.2	1.12%	1.12%[k]	4.34%	98%
$(0.39)	$8.33	2.56%	$18.2	1.12%	1.12%[l]	4.69%	115%
$(0.43)	$8.52	7.43%	$25.1	1.17%	1.12%	5.23%	96%
$(0.43)	$8.35	(0.13)%[g]	$37.6	1.14%	1.12%	4.98%	46%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
High Income Bond Fund (cont’d)
Class C
4/30/2023 (Unaudited)	$7.30	$0.20	$0.06	$0.26	$(0.20)	$—	$—
10/31/2022	$8.70	$0.33	$(1.40)	$(1.07)	$(0.33)	$—	$—
10/31/2021	$8.34	$0.32	$0.37	$0.69	$(0.33)	$—	$—
10/31/2020	$8.54	$0.33	$(0.19)	$0.14	$(0.34)	$—	$—
10/31/2019	$8.36	$0.38	$0.18	$0.56	$(0.38)	$—	$—
10/31/2018	$8.81	$0.37	$(0.45)	$(0.08)	$(0.37)	$—	$—

Class R3
4/30/2023 (Unaudited)	$7.29	$0.22	$0.06	$0.28	$(0.22)	$—	$—
10/31/2022	$8.69	$0.37	$(1.40)	$(1.03)	$(0.37)	$—	$—
10/31/2021	$8.34	$0.36	$0.36	$0.72	$(0.37)	$—	$—
10/31/2020	$8.53	$0.37	$(0.18)	$0.19	$(0.38)	$—	$—
10/31/2019	$8.35	$0.42	$0.18	$0.60	$(0.42)	$—	$—
10/31/2018	$8.80	$0.41	$(0.45)	$(0.04)	$(0.41)	$—	$—

Class R6
4/30/2023 (Unaudited)	$7.30	$0.25	$0.06	$0.31	$(0.25)	$—	$—
10/31/2022	$8.70	$0.42	$(1.39)	$(0.97)	$(0.43)	$—	$—
10/31/2021	$8.35	$0.43	$0.35	$0.78	$(0.43)	$—	$—
10/31/2020	$8.54	$0.43	$(0.18)	$0.25	$(0.44)	$—	$—
10/31/2019	$8.36	$0.48	$0.18	$0.66	$(0.48)	$—	$—
10/31/2018	$8.81	$0.47	$(0.45)	$0.02	$(0.47)	$—	$—

Class E
4/30/2023 (Unaudited)	$7.29	$0.27	$0.07	$0.34	$(0.27)	$—	$—
Period from 1/11/2022[h] to 10/31/2022	$8.61	$0.38	$(1.31)	$(0.93)	$(0.39)	$—	$—

Municipal High Income Fund
Institutional Class
4/30/2023 (Unaudited)	$8.74	$0.16	$0.46	$0.62	$(0.16)	$—	$—
10/31/2022	$10.82	$0.28	$(2.07)	$(1.79)	$(0.29)	$—	$—
10/31/2021	$10.32	$0.30	$0.50	$0.80	$(0.30)	$—	$—
10/31/2020	$10.59	$0.31	$(0.27)	$0.04	$(0.31)	$—	$—
10/31/2019	$10.00	$0.36	$0.59	$0.95	$(0.36)	$—	$—
10/31/2018	$10.20	$0.36	$(0.20)	$0.16	$(0.36)	$—	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.20)	$7.36	3.63%[d]	$3.0	1.86%[e]	1.86%[e]	5.55%[e]	35%[d]
$(0.33)	$7.30	(12.45)%	$3.2	1.85%	1.85%[k]	4.06%	72%
$(0.33)	$8.70	8.27%[g]	$5.0	1.83%	1.83%[k]	3.65%	98%
$(0.34)	$8.34	1.74%	$5.9	1.82%	1.82%	4.04%	115%
$(0.38)	$8.54	6.81%	$12.0	1.83%	1.83%	4.48%	96%
$(0.37)	$8.36	(0.93)%[g]	$16.0	1.82%	1.82%	4.31%	46%

$(0.22)	$7.35	3.89%[d]	$1.4	1.37%[e]	1.37%[e]	6.04%[e]	35%[d]
$(0.37)	$7.29	(12.04)%	$1.4	1.36%	1.36%[k]	4.60%	72%
$(0.37)	$8.69	8.68%[g]	$1.8	1.33%	1.33%[k]	4.14%	98%
$(0.38)	$8.34	2.35%	$1.8	1.34%	1.34%	4.49%	115%
$(0.42)	$8.53	7.37%	$4.2	1.30%	1.30%	4.98%	96%
$(0.41)	$8.35	(0.49)%[g]	$3.5	1.37%	1.37%	4.77%	46%

$(0.25)	$7.36	4.27%[d]	$115.8	0.62%[e]	0.62%[e]	6.77%[e]	35%[d]
$(0.43)	$7.30	(11.35)%	$132.1	0.60%	0.60%[k]	5.17%	72%
$(0.43)	$8.70	9.48%[g]	$385.3	0.59%	0.59%[k]	4.88%	98%
$(0.44)	$8.35	3.12%	$303.2	0.59%	0.59%	5.26%	115%
$(0.48)	$8.54	8.12%	$747.4	0.60%	0.60%	5.69%	96%
$(0.47)	$8.36	0.26%[g]	$712.4	0.63%	0.63%	5.48%	46%

$(0.27)	$7.36	4.69%[d]	$16.3	0.57%[e]	0.09%[e]	7.33%[e]	35%[d]
$(0.39)	$7.29	(10.98)%[d]	$14.6	0.58%[e]	0.10%[e,k]	6.07%[e]	72%[d,i]

$(0.16)	$9.20	7.14%[d]	$74.8	0.96%[e]	0.51%[e]	3.52%[e]	28%[d]
$(0.29)	$8.74	(16.80)%	$84.3	0.83%	0.52%	2.81%	79%
$(0.30)	$10.82	7.83%	$145.1	0.77%	0.50%	2.76%	59%
$(0.31)	$10.32	0.46%	$117.9	0.81%	0.51%	3.05%	112%
$(0.36)	$10.59	9.62%	$122.7	0.86%	0.50%	3.46%	112%
$(0.36)	$10.00	1.61%	$87.6	0.88%	0.51%	3.58%	106%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Municipal High Income Fund (cont’d)
Class A
4/30/2023 (Unaudited)	$8.74	$0.14	$0.46	$0.60	$(0.15)	$—	$—
10/31/2022	$10.81	$0.25	$(2.07)	$(1.82)	$(0.25)	$—	$—
10/31/2021	$10.31	$0.26	$0.50	$0.76	$(0.26)	$—	$—
10/31/2020	$10.58	$0.28	$(0.27)	$0.01	$(0.28)	$—	$—
10/31/2019	$10.00	$0.32	$0.58	$0.90	$(0.32)	$—	$—
10/31/2018	$10.20	$0.33	$(0.20)	$0.13	$(0.33)	$—	$—

Class C
4/30/2023 (Unaudited)	$8.75	$0.11	$0.46	$0.57	$(0.11)	$—	$—
10/31/2022	$10.83	$0.17	$(2.07)	$(1.90)	$(0.18)	$—	$—
10/31/2021	$10.33	$0.18	$0.50	$0.68	$(0.18)	$—	$—
10/31/2020	$10.59	$0.20	$(0.26)	$(0.06)	$(0.20)	$—	$—
10/31/2019	$10.00	$0.24	$0.59	$0.83	$(0.24)	$—	$—
10/31/2018	$10.21	$0.25	$(0.21)	$0.04	$(0.25)	$—	$—

Municipal Impact Fund
Institutional Class
4/30/2023 (Unaudited)	$15.50	$0.15	$0.69	$0.84	$(0.15)	$—	$—
10/31/2022	$17.72	$0.28	$(2.19)	$(1.91)	$(0.27)	$(0.04)	$—
10/31/2021	$17.81	$0.29	$(0.01)	$0.28	$(0.30)	$(0.07)	$—
10/31/2020	$17.66	$0.34	$0.23	$0.57	$(0.34)	$(0.08)	$—
10/31/2019	$16.61	$0.42	$1.05	$1.47	$(0.42)	$—	$—
10/31/2018	$17.32	$0.40	$(0.68)	$(0.28)	$(0.40)	$(0.03)	$—

Class A
4/30/2023 (Unaudited)	$15.50	$0.12	$0.70	$0.82	$(0.12)	$—	$—
10/31/2022	$17.73	$0.21	$(2.19)	$(1.98)	$(0.21)	$(0.04)	$—
10/31/2021	$17.82	$0.23	$(0.02)	$0.21	$(0.23)	$(0.07)	$—
10/31/2020	$17.67	$0.28	$0.23	$0.51	$(0.28)	$(0.08)	$—
10/31/2019	$16.61	$0.35	$1.06	$1.41	$(0.35)	$—	$—
Period from 6/19/2018[h] to 10/31/2018	$16.90	$0.16	$(0.29)	$(0.13)	$(0.16)	$—	$—

Class C
4/30/2023 (Unaudited)	$15.50	$0.06	$0.70	$0.76	$(0.06)	$—	$—
10/31/2022	$17.73	$0.10	$(2.20)	$(2.10)	$(0.09)	$(0.04)	$—
10/31/2021	$17.82	$0.10	$(0.02)	$0.08	$(0.10)	$(0.07)	$—
10/31/2020	$17.67	$0.14	$0.23	$0.37	$(0.14)	$(0.08)	$—
10/31/2019	$16.61	$0.23	$1.05	$1.28	$(0.22)	$—	$—
Period from 6/19/2018[h] to 10/31/2018	$16.90	$0.11	$(0.29)	$(0.18)	$(0.11)	$—	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.15)	$9.19	6.83%[d]	$0.9	1.51%[e]	0.88%[e]	3.15%[e]	28%[d]
$(0.25)	$8.74	(17.03)%	$1.0	1.46%	0.90%	2.48%	79%
$(0.26)	$10.81	7.44%	$1.1	1.19%	0.87%	2.40%	59%
$(0.28)	$10.31	0.09%	$0.9	1.24%	0.88%	2.68%	112%
$(0.32)	$10.58	9.13%	$1.1	1.30%	0.87%	3.10%	112%
$(0.33)	$10.00	1.24%	$0.8	1.35%	0.88%	3.23%	106%

$(0.11)	$9.21	6.54%[d]	$0.1	3.61%[e]	1.63%[e]	2.40%[e]	28%[d]
$(0.18)	$8.75	(17.72)%	$0.1	3.78%	1.64%	1.70%	79%
$(0.18)	$10.83	6.63%	$0.2	2.00%	1.62%	1.64%	59%
$(0.20)	$10.33	(0.57)%	$0.3	1.94%	1.63%	1.94%	112%
$(0.24)	$10.59	8.41%	$0.7	1.99%	1.62%	2.32%	112%
$(0.25)	$10.00	0.38%	$0.5	2.01%	1.63%	2.46%	106%

$(0.15)	$16.19	5.45%[d]	$76.4	0.84%[e]	0.43%[e]	1.92%[e]	10%[d]
$(0.31)	$15.50	(10.88)%	$76.7	0.81%	0.43%	1.65%	20%
$(0.37)	$17.72	1.59%	$83.8	0.84%	0.43%	1.65%	20%
$(0.42)	$17.81	3.29%	$62.7	0.93%	0.43%	1.92%	42%
$(0.42)	$17.66	8.93%	$59.0	1.11%	0.44%	2.43%	100%
$(0.43)	$16.61	(1.61)%	$52.3	1.16%[m]	0.87%[m]	2.38%[m]	92%

$(0.12)	$16.20	5.33%[d]	$0.2	2.01%[e]	0.80%[e]	1.56%[e]	10%[d]
$(0.25)	$15.50	(11.26)%	$0.1	3.06%	0.80%	1.28%	20%
$(0.30)	$17.73	1.22%	$0.1	1.43%	0.80%	1.29%	20%
$(0.36)	$17.82	2.90%	$0.1	1.12%	0.80%	1.55%	42%
$(0.35)	$17.67	8.58%	$0.1	1.51%	0.81%	2.01%	100%
$(0.16)	$16.61	(0.78)%[d]	$0.0	1.77%[e,m]	0.81%[e,m]	2.47%[e,m]	92%[i]

$(0.06)	$16.20	4.93%[d]	$0.1	3.18%[e]	1.55%[e]	0.80%[e]	10%[d]
$(0.13)	$15.50	(11.92)%	$0.1	6.71%	1.55%	0.62%	20%
$(0.17)	$17.73	0.46%	$—	2.22%	1.55%	0.55%	20%
$(0.22)	$17.82	2.14%	$0.0	2.01%	1.55%	0.77%	42%
$(0.22)	$17.67	7.75%	$0.0	2.43%	1.55%	1.31%	100%
$(0.11)	$16.61	(1.06)%[d]	$0.0	2.55%[e,m]	1.56%[e,m]	1.71%[e,m]	92%[i]

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Municipal Intermediate Bond Fund
Investor Class
4/30/2023 (Unaudited)	$10.41	$0.12	$0.51	$0.63	$(0.13)	$—	$—
10/31/2022	$12.09	$0.21	$(1.60)	$(1.39)	$(0.19)	$(0.07)	$(0.03)
10/31/2021	$12.01	$0.21	$0.13	$0.34	$(0.20)	$(0.06)	$—
10/31/2020	$12.04	$0.24	$—	$0.24	$(0.24)	$(0.03)	$—
10/31/2019	$11.39	$0.28	$0.68	$0.96	$(0.29)	$(0.02)	$—
10/31/2018	$11.81	$0.25	$(0.38)	$(0.13)	$(0.25)	$(0.04)	$—

Institutional Class
4/30/2023 (Unaudited)	$10.40	$0.13	$0.50	$0.63	$(0.13)	$—	$—
10/31/2022	$12.08	$0.22	$(1.59)	$(1.37)	$(0.21)	$(0.07)	$(0.03)
10/31/2021	$12.00	$0.23	$0.13	$0.36	$(0.22)	$(0.06)	$—
10/31/2020	$12.03	$0.26	$—	$0.26	$(0.26)	$(0.03)	$—
10/31/2019	$11.38	$0.30	$0.67	$0.97	$(0.30)	$(0.02)	$—
10/31/2018	$11.80	$0.27	$(0.38)	$(0.11)	$(0.27)	$(0.04)	$—

Class A
4/30/2023 (Unaudited)	$10.39	$0.11	$0.49	$0.60	$(0.11)	$—	$—
10/31/2022	$12.07	$0.18	$(1.59)	$(1.41)	$(0.17)	$(0.07)	$(0.03)
10/31/2021	$11.99	$0.18	$0.14	$0.32	$(0.18)	$(0.06)	$—
10/31/2020	$12.02	$0.21	$—	$0.21	$(0.21)	$(0.03)	$—
10/31/2019	$11.37	$0.25	$0.68	$0.93	$(0.26)	$(0.02)	$—
10/31/2018	$11.79	$0.23	$(0.38)	$(0.15)	$(0.23)	$(0.04)	$—

Class C
4/30/2023 (Unaudited)	$10.40	$0.07	$0.49	$0.56	$(0.07)	$—	$—
10/31/2022	$12.08	$0.10	$(1.60)	$(1.50)	$(0.08)	$(0.07)	$(0.03)
10/31/2021	$12.00	$0.09	$0.13	$0.22	$(0.08)	$(0.06)	$—
10/31/2020	$12.02	$0.12	$0.01	$0.13	$(0.12)	$(0.03)	$—
10/31/2019	$11.37	$0.17	$0.67	$0.84	$(0.17)	$(0.02)	$—
10/31/2018	$11.80	$0.14	$(0.39)	$(0.25)	$(0.14)	$(0.04)	$—

Short Duration Bond Fund
Investor Class
4/30/2023 (Unaudited)	$6.98	$0.15	$0.13	$0.28	$(0.16)	$—	$—
10/31/2022	$7.73	$0.19	$(0.70)	$(0.51)	$(0.23)	$—	$(0.01)
10/31/2021	$7.72	$0.18	$0.06	$0.24	$(0.23)	$—	$—
10/31/2020	$7.80	$0.22	$(0.07)	$0.15	$(0.23)	$—	$—
10/31/2019	$7.66	$0.17	$0.16	$0.33	$(0.19)	$—	$—
10/31/2018	$7.79	$0.12	$(0.10)	$0.02	$(0.15)	$—	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.13)	$10.91	6.03%[d]	$8.7	0.68%[e]	0.45%[e]	2.28%[e]	29%[d]
$(0.29)	$10.41	(11.66)%	$9.1	0.67%	0.45%	1.83%	49%
$(0.26)	$12.09	2.86%	$12.1	0.60%	0.45%	1.71%	43%
$(0.27)	$12.01	2.02%	$12.5	0.66%	0.45%	2.00%	93%
$(0.31)	$12.04	8.46%	$13.3	0.75%	0.57%	2.40%	92%
$(0.29)	$11.39	(1.10)%	$12.8	0.75%	0.61%	2.17%	98%

$(0.13)	$10.90	6.11%[d]	$177.8	0.48%[e]	0.30%[e]	2.44%[e]	29%[d]
$(0.31)	$10.40	(11.54)%	$155.2	0.46%	0.30%	1.98%	49%
$(0.28)	$12.08	3.02%	$224.4	0.44%	0.30%	1.86%	43%
$(0.29)	$12.00	2.17%	$207.2	0.47%	0.30%	2.13%	93%
$(0.32)	$12.03	8.63%	$182.3	0.55%	0.42%	2.54%	92%
$(0.31)	$11.38	(0.95)%	$204.3	0.55%	0.46%	2.32%	98%

$(0.11)	$10.88	5.82%[d]	$2.9	0.91%[e]	0.67%[e]	2.07%[e]	29%[d]
$(0.27)	$10.39	(11.88)%	$2.2	0.96%	0.67%	1.63%	49%
$(0.24)	$12.07	2.64%	$2.0	0.82%	0.67%	1.50%	43%
$(0.24)	$11.99	1.80%	$2.6	0.84%	0.67%	1.77%	93%
$(0.28)	$12.02	8.24%	$1.8	0.94%	0.80%	2.15%	92%
$(0.27)	$11.37	(1.32)%	$6.5	0.93%	0.83%	1.95%	98%

$(0.07)	$10.89	5.43%[d]	$0.4	1.95%[e]	1.42%[e]	1.31%[e]	29%[d]
$(0.18)	$10.40	(12.53)%	$0.4	1.79%	1.42%	0.83%	49%
$(0.14)	$12.08	1.87%	$1.6	1.58%	1.42%	0.74%	43%
$(0.15)	$12.00	1.12%	$2.0	1.59%	1.42%	1.02%	93%
$(0.19)	$12.02	7.43%	$2.6	1.68%	1.54%	1.43%	92%
$(0.18)	$11.37	(2.14)%	$3.2	1.68%	1.58%	1.20%	98%

$(0.16)	$7.10	4.04%[d]	$15.9	0.79%[e]	0.54%[e]	4.29%[e]	36%[d]
$(0.24)	$6.98	(6.70)%[g]	$16.9	0.82%	0.54%	2.63%	76%
$(0.23)	$7.73	3.06%[g]	$19.6	0.94%	0.55%	2.34%	91%
$(0.23)	$7.72	1.97%	$20.5	1.03%	0.56%	2.88%	165%
$(0.19)	$7.80	4.40%[g]	$21.8	1.03%	0.59%	2.18%	131%
$(0.15)	$7.66	0.22%[g]	$20.9	1.09%	0.63%	1.50%	99%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Short Duration Bond Fund (cont’d)
Trust Class
4/30/2023 (Unaudited)	$6.65	$0.14	$0.13	$0.27	$(0.15)	$—	$—
10/31/2022	$7.37	$0.18	$(0.68)	$(0.50)	$(0.21)	$—	$(0.01)
10/31/2021	$7.36	$0.17	$0.05	$0.22	$(0.21)	$—	$—
10/31/2020	$7.43	$0.20	$(0.06)	$0.14	$(0.21)	$—	$—
10/31/2019	$7.30	$0.15	$0.16	$0.31	$(0.18)	$—	$—
10/31/2018	$7.43	$0.10	$(0.10)	$0.00	$(0.13)	$—	$—

Institutional Class
4/30/2023 (Unaudited)	$6.97	$0.16	$0.14	$0.30	$(0.17)	$—	$—
10/31/2022	$7.73	$0.21	$(0.72)	$(0.51)	$(0.24)	$—	$(0.01)
10/31/2021	$7.72	$0.20	$0.05	$0.25	$(0.24)	$—	$—
10/31/2020	$7.79	$0.24	$(0.07)	$0.17	$(0.24)	$—	$—
10/31/2019	$7.65	$0.18	$0.17	$0.35	$(0.21)	$—	$—
10/31/2018	$7.79	$0.13	$(0.11)	$0.02	$(0.16)	$—	$—

Class A
4/30/2023 (Unaudited)	$6.65	$0.14	$0.12	$0.26	$(0.15)	$—	$—
10/31/2022	$7.36	$0.18	$(0.67)	$(0.49)	$(0.21)	$—	$(0.01)
10/31/2021	$7.36	$0.16	$0.04	$0.20	$(0.20)	$—	$—
10/31/2020	$7.43	$0.20	$(0.06)	$0.14	$(0.21)	$—	$—
10/31/2019	$7.30	$0.14	$0.16	$0.30	$(0.17)	$—	$—
10/31/2018	$7.42	$0.09	$(0.08)	$0.01	$(0.13)	$—	$—

Class C
4/30/2023 (Unaudited)	$6.65	$0.11	$0.13	$0.24	$(0.12)	$—	$—
10/31/2022	$7.37	$0.12	$(0.68)	$(0.56)	$(0.15)	$—	$(0.01)
10/31/2021	$7.36	$0.10	$0.06	$0.16	$(0.15)	$—	$—
10/31/2020	$7.43	$0.14	$(0.06)	$0.08	$(0.15)	$—	$—
10/31/2019	$7.29	$0.09	$0.17	$0.26	$(0.12)	$—	$—
10/31/2018	$7.42	$0.04	$(0.10)	$(0.06)	$(0.07)	$—	$—

Strategic Income Fund
Trust Class
4/30/2023 (Unaudited)	$9.22	$0.24	$0.47	$0.71	$(0.25)	$—	$—
10/31/2022	$11.41	$0.34	$(1.86)	$(1.52)	$(0.29)	$(0.21)	$(0.17)
10/31/2021	$10.96	$0.33	$0.56	$0.89	$(0.44)	$—	$—
10/31/2020	$10.99	$0.35	$0.01	$0.36	$(0.39)	$—	$—
10/31/2019	$10.61	$0.38	$0.41	$0.79	$(0.35)	$—	$(0.06)
10/31/2018	$11.15	$0.37	$(0.51)	$(0.14)	$(0.40)	$—	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.15)	$6.77	4.08%[d]	$2.3	0.94%[e]	0.64%[e]	4.19%[e]	36%[d]
$(0.22)	$6.65	(6.86)%[g]	$2.3	0.98%	0.64%	2.53%	76%
$(0.21)	$7.37	2.96%[g]	$3.0	1.11%	0.65%	2.24%	91%
$(0.21)	$7.36	1.96%	$2.7	1.16%	0.66%	2.77%	165%
$(0.18)	$7.43	4.25%[g]	$2.0	1.15%	0.69%	2.07%	131%
$(0.13)	$7.30	0.04%[g]	$2.1	1.21%	0.73%	1.42%	99%

$(0.17)	$7.10	4.30%[d]	$157.5	0.56%[e]	0.34%[e]	4.49%[e]	36%[d]
$(0.25)	$6.97	(6.65)%[g]	$147.6	0.59%	0.34%	2.87%	76%
$(0.24)	$7.73	3.26%[g]	$90.0	0.74%	0.35%	2.53%	91%
$(0.24)	$7.72	2.31%	$55.7	0.79%	0.36%	3.08%	165%
$(0.21)	$7.79	4.62%[g]	$56.3	0.78%	0.39%	2.37%	131%
$(0.16)	$7.65	0.29%[g]	$54.7	0.84%	0.43%	1.71%	99%

$(0.15)	$6.76	3.89%[d]	$5.1	0.94%[e]	0.72%[e]	4.16%[e]	36%[d]
$(0.22)	$6.65	(6.80)%[g]	$2.9	0.98%	0.71%	2.54%	76%
$(0.20)	$7.36	2.75%[g]	$2.0	1.13%	0.72%	2.18%	91%
$(0.21)	$7.36	1.89%	$1.5	1.18%	0.73%	2.67%	165%
$(0.17)	$7.43	4.18%[g]	$0.8	1.17%	0.76%	1.92%	131%
$(0.13)	$7.30	0.11%[g]	$1.4	1.24%	0.81%	1.28%	99%

$(0.12)	$6.77	3.66%[d]	$1.1	1.70%[e]	1.46%[e]	3.41%[e]	36%[d]
$(0.16)	$6.65	(7.62)%[g]	$1.2	1.73%	1.46%	1.70%	76%
$(0.15)	$7.37	2.12%[g]	$1.5	1.88%	1.47%	1.40%	91%
$(0.15)	$7.36	1.13%	$2.1	1.92%	1.48%	1.92%	165%
$(0.12)	$7.43	3.55%[g]	$1.4	1.92%	1.51%	1.26%	131%
$(0.07)	$7.29	(0.78)%[g]	$1.2	1.98%	1.55%	0.57%	99%

$(0.25)	$9.68	7.79%[d,g]	$7.1	0.99%[e]	0.94%[e]	5.07%[e]	41%[d]
$(0.67)	$9.22	(13.82)%[g]	$7.1	1.00%	0.94%	3.27%	162%[f]
$(0.44)	$11.41	8.19%[g]	$9.6	0.99%	0.95%[k]	2.88%	114%[f]
$(0.39)	$10.96	3.41%[g]	$9.6	1.02%	0.94%	3.24%	107%[f]
$(0.41)	$10.99	7.60%[g]	$8.6	1.02%	0.94%	3.53%	113%[f]
$(0.40)	$10.61	(1.24)%[g]	$19.5	1.00%	0.94%	3.37%	116%[f]

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Strategic Income Fund (cont’d)
Institutional Class
4/30/2023 (Unaudited)	$9.22	$0.26	$0.48	$0.74	$(0.27)	$—	$—
10/31/2022	$11.42	$0.37	$(1.86)	$(1.49)	$(0.33)	$(0.21)	$(0.17)
10/31/2021	$10.97	$0.37	$0.56	$0.93	$(0.48)	$—	$—
10/31/2020	$10.99	$0.39	$0.02	$0.41	$(0.43)	$—	$—
10/31/2019	$10.62	$0.42	$0.40	$0.82	$(0.39)	$—	$(0.06)
10/31/2018	$11.16	$0.41	$(0.51)	$(0.10)	$(0.44)	$—	$—

Class A
4/30/2023 (Unaudited)	$9.23	$0.24	$0.47	$0.71	$(0.25)	$—	$—
10/31/2022	$11.43	$0.33	$(1.86)	$(1.53)	$(0.29)	$(0.21)	$(0.17)
10/31/2021	$10.98	$0.32	$0.57	$0.89	$(0.44)	$—	$—
10/31/2020	$11.00	$0.34	$0.03	$0.37	$(0.39)	$—	$—
10/31/2019	$10.63	$0.37	$0.41	$0.78	$(0.35)	$—	$(0.06)
10/31/2018	$11.17	$0.36	$(0.50)	$(0.14)	$(0.40)	$—	$—

Class C
4/30/2023 (Unaudited)	$9.22	$0.21	$0.47	$0.68	$(0.22)	$—	$—
10/31/2022	$11.42	$0.26	$(1.87)	$(1.61)	$(0.21)	$(0.21)	$(0.17)
10/31/2021	$10.96	$0.24	$0.58	$0.82	$(0.36)	$—	$—
10/31/2020	$10.99	$0.27	$0.01	$0.28	$(0.31)	$—	$—
10/31/2019	$10.62	$0.30	$0.40	$0.70	$(0.27)	$—	$(0.06)
10/31/2018	$11.15	$0.29	$(0.50)	$(0.21)	$(0.32)	$—	$—

Class R6
4/30/2023 (Unaudited)	$9.21	$0.26	$0.48	$0.74	$(0.27)	$—	$—
10/31/2022	$11.41	$0.39	$(1.87)	$(1.48)	$(0.34)	$(0.21)	$(0.17)
10/31/2021	$10.96	$0.38	$0.56	$0.94	$(0.49)	$—	$—
10/31/2020	$10.98	$0.40	$0.02	$0.42	$(0.44)	$—	$—
10/31/2019	$10.61	$0.43	$0.40	$0.83	$(0.40)	$—	$(0.06)
10/31/2018	$11.15	$0.42	$(0.51)	$(0.09)	$(0.45)	$—	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.27)	$9.69	8.09%[d,g]	$2,175.6	0.60%[e]	0.59%[e]	5.43%[e]	41%[d]
$(0.71)	$9.22	(13.59)%[g]	$1,954.9	0.60%	0.59%	3.63%	162%[f]
$(0.48)	$11.42	8.56%[g]	$2,560.0	0.60%	0.60%[k]	3.22%	114%[f]
$(0.43)	$10.97	3.87%[g]	$2,227.5	0.61%	0.59%	3.59%	107%[f]
$(0.45)	$10.99	7.87%[g]	$2,357.5	0.62%	0.59%	3.84%	113%[f]
$(0.44)	$10.62	(0.89)%[g]	$2,219.8	0.62%	0.59%	3.75%	116%[f]

$(0.25)	$9.69	7.76%[d,g]	$116.5	0.98%[e]	0.98%[e]	5.05%[e]	41%[d]
$(0.67)	$9.23	(13.92)%[g]	$103.1	0.99%	0.99%[l]	3.23%	162%[f]
$(0.44)	$11.43	8.13%[g]	$133.3	1.00%	1.00%[k,l]	2.82%	114%[f]
$(0.39)	$10.98	3.46%[g]	$125.9	0.99%	0.99%[l]	3.19%	107%[f]
$(0.41)	$11.00	7.44%[g]	$113.5	1.01%	0.99%	3.45%	113%[f]
$(0.40)	$10.63	(1.29)%[g]	$160.8	1.01%	0.99%	3.32%	116%[f]

$(0.22)	$9.68	7.39%[d,g]	$41.0	1.73%[e]	1.69%[e]	4.32%[e]	41%[d]
$(0.59)	$9.22	(14.54)%[g]	$42.7	1.73%	1.69%	2.47%	162%[f]
$(0.36)	$11.42	7.47%[g]	$67.3	1.73%	1.70%[k]	2.13%	114%[f]
$(0.31)	$10.96	2.64%[g]	$73.4	1.73%	1.69%	2.49%	107%[f]
$(0.33)	$10.99	6.70%[g]	$100.5	1.74%	1.69%	2.75%	113%[f]
$(0.32)	$10.62	(1.89)%[g]	$122.2	1.74%	1.69%	2.62%	116%[f]

$(0.27)	$9.68	8.14%[d,g]	$423.7	0.50%[e]	0.49%[e]	5.53%[e]	41%[d]
$(0.72)	$9.21	(13.52)%[g]	$397.0	0.50%	0.49%	3.76%	162%[f]
$(0.49)	$11.41	8.67%[g]	$439.3	0.50%	0.50%[k]	3.32%	114%[f]
$(0.44)	$10.96	3.97%[g]	$332.2	0.51%	0.49%	3.68%	107%[f]
$(0.46)	$10.98	7.98%[g]	$301.4	0.52%	0.50%	3.94%	113%[f]
$(0.45)	$10.61	(0.83)%[g]	$348.7	0.55%	0.52%	3.82%	116%[f]

Notes to Financial Highlights Income Funds (Unaudited)

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each
Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted.
Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

c	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.
d	Not annualized.
e	Annualized.
f	Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been:

	Six Months Ended April 30,
	2023	2022	2021	2020	2019	2018
Core Bond	87%	226%	243%	186%	187%	224%
Strategic Income	158%	308%	308%	344%	325%	345%

g
The class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the
Funds’ total returns for the six months ended April 30, 2023. The class action proceeds received in 2022,
2021, 2020, 2019 and 2018 had no impact on the Funds’ total returns for the years ended October 31,
2022, 2021, 2020, 2019, and 2018, respectively.

h	The date investment operations commenced.
i
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended
October 31, 2022, for High Income, for the year ended October 31, 2019, for Core Bond and for the year ended October 31, 2018, for Municipal Impact.

j
Represents the annualized ratio of net expenses to average daily net assets after utilization of the line of credit by Emerging Markets Debt (2020), Floating Rate Income (2022 & 2019) and Municipal High
Income (2022) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Emerging Markets Debt, Floating Rate Income and Municipal High
Income not utilized the line of credit, and had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	2022	2021	2020	2019
Emerging Markets Debt Institutional Class	—	0.79%	0.79%	—
Emerging Markets Debt Class A	—	1.16%	1.16%	—
Emerging Markets Debt Class C	—	1.91%	1.91%	—
Floating Rate Income Institutional Class	0.60%	—	—	0.71%
Floating Rate Income Class A	0.97%	—	—	1.08%
Floating Rate Income Class C	1.72%	—	—	1.84%
Municipal High Income Institutional Class	0.52%	—	—	—
Municipal High Income Class A	0.90%	—	—	—
Municipal High Income Class C	1.64%	—	—	—

Notes to Financial Highlights Income Funds (Unaudited) (cont’d)
k
Includes interest expense on reverse repurchase agreements of 0.00% for each respective class for the year ended October 31, 2022 for High Income and for the year ended October 31, 2021 for High Income and
Strategic Income.

l
After repayment of expenses previously reimbursed and/or fees previously waived by Management pursuant to the terms of the contractual expense limitation agreements with Management, as applicable. Had the
Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Year Ended October 31,
	2022	2021	2020
High Income Class A	1.10%	—	1.04%
Strategic Income Class A	0.99%	0.98%	0.99%

m	Organization expense and/or proxy-related expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

Directory
Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Distributor
Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Sub-Adviser
Neuberger Berman Europe Limited
The Zig Zag Building
70 Victoria Street
London, United Kingdom
SW1E 6SQ
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Shareholder Servicing Agent
SS&C Global Investor & Distribution Solutions, Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407
For Investor, Trust & Institutional Class Shareholders address correspondence to:
Neuberger Berman Funds
PO Box 219189
Kansas City, MO 64121-9189
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
For Class A, Class C, Class R3 and Class R6 Shareholders:
Please contact your investment provider
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com
Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund’s investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

H0314  06/23

(b)	Not applicable to the Registrant.

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSRS, Investment Company Act file number 811-21421 (filed June 26, 2023).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Investments.

(a)	The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual report, which is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSRS, Investment Company Act file number 811-21421 (filed June 26, 2023).
(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(a)(4)	Not applicable to the Registrant.
(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: June 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date:  June 29, 2023

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:  June 29, 2023